                                      N-CSR

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4978
                                                     --------

                             Columbia Funds Trust XI
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               One Financial Center, Boston, Massachusetts 02111
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-772-3698
                                                           --------------
                      Date of fiscal year end: 9/30/2003
                                               ---------
                      Date of reporting period: 9/30/2003
                                                ---------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270,30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C, ss. 3507.

Item 1. Reports to Stockholders.

                                    [GRAPHIC]


                             Columbia Equity Funds

                                 Annual Report
                              September 30, 2003


                            We are Columbia Funds!

 INSIDE -- Management's discussion of the changes effective as of October 13,
                                     2003.

  -----------------------------------------------------------------------------


                                    [GRAPHIC]


                        President's Message


[PHOTO]

Joseph R. Palombo

Dear Shareholder:

   As you know, your fund has long been associated with a larger investment management organization owned and operated by FleetBoston Financial Corp. In 2001, the asset management division of FleetBoston was named Columbia Management Group (CMG). Earlier this year, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc.

   On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. We have also modified certain fund names that existed under both the Liberty and Columbia brands. Here are the new names:

FORMER NAME                              NEW NAME
Liberty Asset Allocation Fund            Columbia Asset Allocation Fund
Liberty Equity Growth Fund               Columbia Large Cap Growth Fund
Liberty Equity Value Fund                Columbia Disciplined Value Fund
Liberty International Equity Fund        Columbia International Equity Fund
Liberty Large Cap Core Fund              Columbia Large Cap Core Fund
Liberty Small Cap Fund                   Columbia Small Cap Fund
Liberty Small Company Equity Fund        Columbia Small Company Equity Fund

   A complete list of new fund names and other information related to these changes are available online at www.columbiafunds.com, our new website address.

A CONSOLIDATED IDENTITY
   The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

   What has not changed is our commitment to shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you achieve your long-term financial goals. Should you have questions, please call Columbia Funds Services at 800-345-6611.

   In the report that follows, the portfolio managers of each fund talk in depth about investment strategies and other factors that affected fund performance during the period. We encourage you to read the report carefully.

   As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President


[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

                                    [GRAPHIC]


                        Market Overview


   During the past 11 months, healthy consumer spending and a pick-up in business activity propelled the US economy forward. Although the first two quarters of the period were lackluster, the mood of the country shifted as the major conflicts of the war in Iraq came to a close. Second quarter 2003 gross domestic product (GDP) - a common measure of economic growth - was reported at 3.3%, having twice been revised upward. Expectations for the third quarter of 2003 ran even higher.
   Stock prices moved ahead during the period, although they were held in check early in 2003 as the nation prepared to go to war and the economy faltered. For the 11-month period covered by this report, the S&P 500, a broad measure of performance for the stock of large US companies, returned 14.33%. The Russell 2000 Index, which measures the performance of the stock of small companies, gained 32.26%. Stock markets outside the United States also did well. The MSCI AC World Free ex-US Index, a measure of stock markets in developed markets outside the United States, returned 22.46%. A sharp rebound in the Japanese stock market in the second half of the period helped account for this strong gain.

AN ECONOMY ON THE MOVE
   A weak US economy at the beginning of the period gave way to a burst of solid growth as calendar year 2003 wore on. Consumers continued to spend on homes, autos and retail goods. Housing starts jumped to a 17-year high in August. Retailers benefited as consumers spent the tax rebates and heftier paychecks generated by an accelerated tax cut.
   Manufacturing activity see-sawed, but the trend at the end of the period was generally favorable. New orders surged near the end of calendar year 2002, a welcome sign that the nation's hard-hit industrial sector was beginning to heal. Then in the early spring, data from the Institute for Supply Management showed that manufacturing activity had fallen to its lowest level in 15 months as factory operating capacity fell to 72%. But manufacturing turned around and staged a stunning recovery, led by output of technology-related products. By the end of the period, businesses were buying new equipment again, companies were rebuilding inventories and rising demand for capital goods suggested that capacity utilization was making steady, if not spectacular, gains.
   Only the jobs market failed to show any improvement during the period. The jobless rate moved upward from 6.0% to 6.4% before falling back to 6.1% at the end of the period. However, there was little comfort in the decline. Few economists read the move as a sign that the labor market was improving. The drop was attributed to an increase in the number of people leaving the labor force. In fact, employers continued to cut jobs into the last month of the period. But if demand for capital goods is indeed improving, if the economy is growing at a pace of 3.0% or higher and if companies are reporting better earnings, there is hope that an improvement in the job market will not be far behind.

A SPECULATOR'S MARKET
   Virtually every segment of the US stock market participated in the rally that brought stock prices up sharply for the 11-month period. However, the riskiest sectors and the lowest quality stocks gained the most ground. No doubt investors reasoned that in a stronger economy, the most downtrodden had the greatest rebound potential. Technology was the leading sector in the stock market. Growth stocks outperformed value, and small and mid-cap stocks outdid large-caps.
   We are pleased to report that our equity funds reported solid - and in many cases double-digit - returns for the period. However, most of them lagged their indices because in general, our managers focus on higher-quality issues. Although this was not the winning strategy for the reporting period, we believe it is the appropriate long-term strategy for our funds and for our shareholders. We believe many of the holdings in our funds that underperformed during the period have the potential to perform well when the stock market once again focuses on earnings and earnings growth potential.

LOOKING AHEAD
   We expect economic growth to continue. In fact, next year may be even better as the full impact of federal tax cuts, state belt-tightening and the lagging impact of low interest rates continue to reinforce economic activity. The economy could get an additional boost from an improved trade balance, a delayed benefit of a weaker US dollar. Foreign economic news is upbeat as well. Even Japan is reporting progress and stands poised for a vigorous expansion, which if it materializes, could signal the end to a very long dry spell for the country.

  -----------------------------------------------------------------------------




   Despite these encouraging signs, we remain concerned about the labor market. Growth in jobs will be necessary if the rising trend in consumer activity is to continue. Next year's outlook also hinges on the commodity markets. If the price of oil declines, it would provide the equivalent of a "tax cut" for the economy as a whole. Although there is currently no sign of a break in the relatively high price of oil, the current administration has a strong incentive to do everything possible to bring energy prices down.
   The prospects for the stock market are closely tied to corporate earnings reports. Analysts expect earnings growth of 18% in 2003 and another 13% gain in 2004. Given that outlook, a rise in the 10-year Treasury yield to even 5% would leave stocks with room to appreciate from current levels.

  -----------------------------------------------------------------------------




Performance Information - Columbia Asset Allocation Fund

PERFORMANCE OF A $10,000 INVESTMENT ($)

                     WITHOUT        WITH
10/01/93 - 9/30/03 SALES CHARGE SALES CHARGE
--------------------------------------------
     Class A          19,338       18,221
--------------------------------------------
     Class B          18,684       18,684
--------------------------------------------
     Class C          18,679       18,679
--------------------------------------------
     Class G          18,250       18,250
--------------------------------------------
     Class T          19,264       18,152
--------------------------------------------
     Class Z          19,647        n/a
--------------------------------------------

                                    [CHART]


                          Lehman Brothers                                        Class A shares            Class A shares
                             Aggreate                                               without                    with
                            Bond Index       DJIA           S&P 500 Index        sales charge              sales charge
                         ---------------    -------         -------------     -------------------       -------------------
             09/30/1993     $10,000
10/01/1993 - 10/31/1993     $10,037         $10,000             $10,000              $10,000                    $9,425
11/01/1993 - 11/30/1993      $9,952         $10,353             $10,207              $10,045                    $9,467
12/01/1993 - 12/31/1993     $10,005         $10,362             $10,110              $10,000                    $9,425
01/01/1994 - 01/31/1994     $10,140         $10,559             $10,232              $10,011                    $9,435
02/01/1994 - 02/28/1994      $9,964         $11,190             $10,580              $10,256                    $9,666
03/01/1994 - 03/31/1994      $9,718         $10,778             $10,292              $10,039                    $9,461
04/01/1994 - 04/30/1994      $9,640         $10,226              $9,844               $9,698                    $9,141
05/01/1994 - 05/31/1994      $9,639         $10,355              $9,970               $9,653                    $9,098
06/01/1994 - 06/30/1994      $9,618         $10,570             $10,133               $9,698                    $9,140
07/01/1994 - 07/31/1994      $9,809         $10,195              $9,885               $9,527                    $8,980
08/01/1994 - 08/31/1994      $9,821         $10,587             $10,209               $9,756                    $9,195
09/01/1994 - 09/30/1994      $9,677         $11,007             $10,628               $9,958                    $9,385
10/01/1994 - 10/31/1994      $9,668         $10,810             $10,367               $9,723                    $9,164
11/01/1994 - 11/30/1994      $9,647         $10,992             $10,601               $9,843                    $9,277
12/01/1994 - 12/31/1994      $9,713         $10,518             $10,215               $9,640                    $9,086
01/01/1995 - 01/31/1995      $9,906         $10,786             $10,366               $9,764                    $9,203
02/01/1995 - 02/28/1995     $10,141         $10,813             $10,634               $9,959                    $9,387
03/01/1995 - 03/31/1995     $10,203         $11,283             $11,049              $10,248                    $9,659
04/01/1995 - 04/30/1995     $10,346         $11,696             $11,375              $10,479                    $9,876
05/01/1995 - 05/31/1995     $10,747         $12,156             $11,710              $10,788                   $10,168
06/01/1995 - 06/30/1995     $10,825         $12,560             $12,178              $11,256                   $10,609
07/01/1995 - 07/31/1995     $10,801         $12,817             $12,460              $11,464                   $10,805
08/01/1995 - 08/31/1995     $10,932         $13,245             $12,874              $11,663                   $10,992
09/01/1995 - 09/30/1995     $11,038         $12,969             $12,906              $11,700                   $11,027
10/01/1995 - 10/31/1995     $11,181         $13,471             $13,451              $12,100                   $11,405
11/01/1995 - 11/30/1995     $11,349         $13,377             $13,403              $12,147                   $11,449
12/01/1995 - 12/31/1995     $11,508         $14,274             $13,991              $12,564                   $11,842
01/01/1996 - 01/31/1996     $11,584         $14,394             $14,261              $12,721                   $11,990
02/01/1996 - 02/29/1996     $11,382         $15,177             $14,746              $12,991                   $12,244
03/01/1996 - 03/31/1996     $11,303         $15,431             $14,883              $12,982                   $12,235
04/01/1996 - 04/30/1996     $11,239         $15,716             $15,026              $13,077                   $12,325
05/01/1996 - 05/31/1996     $11,217         $15,666             $15,247              $13,173                   $12,416
06/01/1996 - 06/30/1996     $11,367         $15,874             $15,640              $13,387                   $12,617
07/01/1996 - 07/31/1996     $11,398         $15,906             $15,700              $13,535                   $12,757
08/01/1996 - 08/31/1996     $11,379         $15,553             $15,006              $13,175                   $12,418
09/01/1996 - 09/30/1996     $11,577         $15,799             $15,322              $13,360                   $12,592
10/01/1996 - 10/31/1996     $11,834         $16,548             $16,185              $13,901                   $13,101
11/01/1996 - 11/30/1996     $12,036         $16,961             $16,632              $14,204                   $13,387
12/01/1996 - 12/31/1996     $11,924         $18,347             $17,889              $14,771                   $13,921
01/01/1997 - 01/31/1997     $11,961         $18,140             $17,535              $14,644                   $13,802
02/01/1997 - 02/28/1997     $11,991         $19,166             $18,631              $15,122                   $14,253
03/01/1997 - 03/31/1997     $11,858         $19,349             $18,776              $15,071                   $14,204
04/01/1997 - 04/30/1997     $12,036         $18,520             $18,004              $14,730                   $13,883
05/01/1997 - 05/31/1997     $12,150         $19,717             $19,079              $15,293                   $14,414
06/01/1997 - 06/30/1997     $12,295         $20,622             $20,241              $15,795                   $14,886
07/01/1997 - 07/31/1997     $12,627         $21,583             $21,148              $16,226                   $15,293
08/01/1997 - 08/31/1997     $12,519         $23,130             $22,831              $17,112                   $16,128
09/01/1997 - 09/30/1997     $12,703         $21,442             $21,553              $16,556                   $15,604
10/01/1997 - 10/31/1997     $12,887         $22,351             $22,734              $17,023                   $16,044
11/01/1997 - 11/30/1997     $12,947         $20,936             $21,974              $17,074                   $16,092
12/01/1997 - 12/31/1997     $13,078         $22,008             $22,992              $17,282                   $16,288
01/01/1998 - 01/31/1998     $13,245         $22,248             $23,387              $17,534                   $16,526
02/01/1998 - 02/28/1998     $13,234         $22,244             $23,647              $17,781                   $16,759
03/01/1998 - 03/31/1998     $13,279         $24,041             $25,352              $18,356                   $17,300
04/01/1998 - 04/30/1998     $13,348         $24,755             $26,650              $18,875                   $17,790
05/01/1998 - 05/31/1998     $13,475         $25,497             $26,919              $19,079                   $17,982
06/01/1998 - 06/30/1998     $13,590         $25,038             $26,456              $18,852                   $17,768
07/01/1998 - 07/31/1998     $13,618         $25,184             $27,530              $19,203                   $18,099
08/01/1998 - 08/31/1998     $13,840         $24,990             $27,238              $19,032                   $17,937
09/01/1998 - 09/30/1998     $14,164         $21,209             $23,300              $17,778                   $16,755
10/01/1998 - 10/31/1998     $14,089         $22,064             $24,793              $18,473                   $17,411
11/01/1998 - 11/30/1998     $14,169         $24,173             $26,809              $19,435                   $18,318
12/01/1998 - 12/31/1998     $14,212         $25,647             $28,434              $19,974                   $18,825
01/01/1999 - 01/31/1999     $14,313         $25,829             $30,071              $20,651                   $19,463
02/01/1999 - 02/28/1999     $14,062         $26,328             $31,328              $21,053                   $19,843
03/01/1999 - 03/31/1999     $14,140         $26,181             $30,354              $20,580                   $19,396
04/01/1999 - 04/30/1999     $14,185         $27,529             $31,568              $21,226                   $20,005
05/01/1999 - 05/31/1999     $14,060         $30,351             $32,790              $21,391                   $20,161
06/01/1999 - 06/30/1999     $14,015         $29,704             $32,016              $20,867                   $19,667
07/01/1999 - 07/31/1999     $13,955         $30,860             $33,793              $21,345                   $20,118
08/01/1999 - 08/31/1999     $13,948         $29,971             $32,739              $21,106                   $19,892
09/01/1999 - 09/30/1999     $14,110         $30,459             $32,578              $20,868                   $19,668
10/01/1999 - 10/31/1999     $14,162         $29,073             $31,685              $20,673                   $19,485
11/01/1999 - 11/30/1999     $14,160         $30,178             $33,691              $21,323                   $20,097
12/01/1999 - 12/31/1999     $14,092         $30,595             $34,375              $21,574                   $20,334
01/01/2000 - 01/31/2000     $14,046         $32,336             $36,400              $22,183                   $20,907
02/01/2000 - 02/29/2000     $14,216         $30,770             $34,572              $21,566                   $20,326
03/01/2000 - 03/31/2000     $14,403         $28,487             $33,919              $21,639                   $20,395
04/01/2000 - 04/30/2000     $14,362         $30,721             $37,236              $23,059                   $21,733
05/01/2000 - 05/31/2000     $14,355         $30,192             $36,116              $22,971                   $21,650
06/01/2000 - 06/30/2000     $14,653         $29,598             $35,375              $22,452                   $21,161
07/01/2000 - 07/31/2000     $14,786         $29,387             $36,249              $23,341                   $21,999
08/01/2000 - 08/31/2000     $15,001         $29,596             $35,683              $23,442                   $22,094
09/01/2000 - 09/30/2000     $15,095         $31,546             $37,899              $24,450                   $23,044
10/01/2000 - 10/31/2000     $15,195         $29,960             $35,898              $23,714                   $22,350
11/01/2000 - 11/30/2000     $15,444         $30,861             $35,748              $23,488                   $22,138
12/01/2000 - 12/31/2000     $15,731         $29,297             $32,931              $22,450                   $21,159
01/01/2001 - 01/31/2001     $15,989         $30,346             $33,092              $22,616                   $21,316
02/01/2001 - 02/28/2001     $16,129         $30,628             $34,267              $23,234                   $21,898
03/01/2001 - 03/31/2001     $16,209         $29,525             $31,142              $21,879                   $20,621
04/01/2001 - 04/30/2001     $16,141         $27,792             $29,167              $20,943                   $19,739
05/01/2001 - 05/31/2001     $16,238         $30,202             $31,434              $21,749                   $20,498
06/01/2001 - 06/30/2001     $16,300         $30,700             $31,644              $21,775                   $20,523
07/01/2001 - 07/31/2001     $16,665         $29,549             $30,875              $21,246                   $20,024
08/01/2001 - 08/31/2001     $16,856         $29,605             $30,573              $21,193                   $19,974
09/01/2001 - 09/30/2001     $17,054         $27,991             $28,659              $20,517                   $19,337
10/01/2001 - 10/31/2001     $17,410         $24,890             $26,343              $19,505                   $18,384
11/01/2001 - 11/30/2001     $17,170         $25,530             $26,846              $19,946                   $18,799
12/01/2001 - 12/31/2001     $17,060         $27,715             $28,905              $20,720                   $19,529
01/01/2002 - 01/31/2002     $17,198         $28,519             $29,160              $20,753                   $19,560
02/01/2002 - 02/28/2002     $17,365         $27,908             $28,734              $20,191                   $19,030
03/01/2002 - 03/31/2002     $17,077         $28,433             $28,179              $19,696                   $18,564
04/01/2002 - 04/30/2002     $17,408         $29,272             $29,239              $20,118                   $18,961
05/01/2002 - 05/31/2002     $17,556         $27,984             $27,467              $19,325                   $18,214
06/01/2002 - 06/30/2002     $17,707         $27,925             $27,264              $19,230                   $18,125
07/01/2002 - 07/31/2002     $17,921         $26,007             $25,323              $18,255                   $17,206
08/01/2002 - 08/31/2002     $18,224         $24,581             $23,350              $17,622                   $16,609
09/01/2002 - 09/30/2002     $18,519         $24,375             $23,502              $17,758                   $16,736
10/01/2002 - 10/31/2002     $18,434         $21,360             $20,947              $16,511                   $15,562
11/01/2002 - 11/30/2002     $18,429         $23,624             $22,791              $17,447                   $16,444
12/01/2002 - 12/31/2002     $18,810         $25,027             $24,133              $18,053                   $17,015
01/01/2003 - 01/31/2003     $18,827         $23,468             $22,716              $17,518                   $16,511
02/01/2003 - 02/28/2003     $19,087         $22,658             $22,121              $17,164                   $16,177
03/01/2003 - 03/31/2003     $19,071         $22,201             $21,789              $16,960                   $15,985
04/01/2003 - 04/30/2003     $19,230         $22,485             $22,001              $17,033                   $16,054
05/01/2003 - 05/31/2003     $19,587         $23,859             $23,814              $17,883                   $16,855
06/01/2003 - 06/30/2003     $19,548         $24,901             $25,068              $18,759                   $17,681
07/01/2003 - 07/31/2003     $18,891         $25,282             $25,389              $19,001                   $17,909
08/01/2003 - 08/31/2003     $19,016         $25,980             $25,836              $19,043                   $17,948
09/01/2003 - 09/30/2003     $19,526         $26,492             $26,340              $19,372                   $18,259


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 1993, and reinvestment of income and capital gains distributions. On October 13, 2003, the Lehman Brothers Aggregate Bond Index was added as an additional benchmark. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Dow Jones Industrial Average is an unmanaged price-weighted average based on the ''price only'' performance of 30 blue chip stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03 (%)

SHARE CLASS        A              B              C              G              T           Z
INCEPTION       11/1/98        11/1/98        11/18/02        3/4/96        12/30/91    12/30/91
------------------------------------------------------------------------------------------------
             without  with  without  with  without  with  without  with  without  with  without
              sales  sales   sales  sales   sales  sales   sales  sales   sales  sales   sales
             charge  charge charge  charge charge  charge charge  charge charge  charge  charge
------------------------------------------------------------------------------------------------
11-month
(cumulative)  10.80   4.46   10.13   5.13   10.10   9.10   10.12   5.12   10.75   4.35   11.07
------------------------------------------------------------------------------------------------
1-year        17.08  10.37   16.29  11.29   16.26  15.26   16.28  11.28   17.03  10.33   17.46
------------------------------------------------------------------------------------------------
5-year         0.91  -0.27    0.22  -0.12    0.22   0.22    0.15  -0.37    0.84  -0.35    1.07
------------------------------------------------------------------------------------------------
10-year        6.82   6.18    6.45   6.45    6.45   6.45    6.20   6.20    6.78   6.14    6.99
------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A Shares (November 1, 1998) and Prime B Shares (November 1,
1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares for periods prior to November 18, 2002 include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares). The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares. Retail A shares of the Galaxy Fund were initially offered on December 30, 1991. Class A, B and C shares were initially offered on November 18, 2002. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z share include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 30, 1991.

  -----------------------------------------------------------------------------



Performance Information - Columbia Large Cap Growth Fund

PERFORMANCE OF A $10,000 INVESTMENT ($)

                                       WITHOUT        WITH
                  10/01/93 - 9/30/03 SALES CHARGE SALES CHARGE
                  --------------------------------------------
                       Class A          22,534       21,235
                  --------------------------------------------
                       Class B          21,731       21,731
                  --------------------------------------------
                       Class C          21,756       21,756
                  --------------------------------------------
                       Class G          21,048       21,048
                  --------------------------------------------
                       Class T          22,375       21,085
                  --------------------------------------------
                       Class Z          23,233        n/a
                  --------------------------------------------

                                    [CHART]


                         Class A shares       Class A shares
                            without                with             S&P 500      Russell 1000
                          sales charge         sales charge          Index       Growth Index
                       -------------------  ------------------    ----------     ------------
                             $10,000            $9,425              $10,000         $10,000
10/01/1993 - 10/31/1993      $10,140            $9,557              $10,207         $10,278
11/01/1993 - 11/30/1993      $10,133            $9,550              $10,110         $10,209
12/01/1993 - 12/31/1993      $10,302            $9,710              $10,232         $10,385
01/01/1994 - 01/31/1994      $10,592            $9,983              $10,580         $10,626
02/01/1994 - 02/28/1994      $10,362            $9,766              $10,292         $10,431
03/01/1994 - 03/31/1994       $9,930            $9,359               $9,844          $9,927
04/01/1994 - 04/30/1994      $10,011            $9,435               $9,970          $9,973
05/01/1994 - 05/31/1994      $10,227            $9,639              $10,133         $10,125
06/01/1994 - 06/30/1994       $9,918            $9,348               $9,885          $9,825
07/01/1994 - 07/31/1994      $10,128            $9,545              $10,209         $10,161
08/01/1994 - 08/31/1994      $10,584            $9,975              $10,628         $10,727
09/01/1994 - 09/30/1994      $10,351            $9,756              $10,367         $10,582
10/01/1994 - 10/31/1994      $10,620           $10,009              $10,601         $10,831
11/01/1994 - 11/30/1994      $10,328            $9,734              $10,215         $10,483
12/01/1994 - 12/31/1994      $10,365            $9,769              $10,366         $10,659
01/01/1995 - 01/31/1995      $10,586            $9,977              $10,634         $10,887
02/01/1995 - 02/28/1995      $10,882           $10,256              $11,049         $11,344
03/01/1995 - 03/31/1995      $11,197           $10,553              $11,375         $11,675
04/01/1995 - 04/30/1995      $11,532           $10,869              $11,710         $11,930
05/01/1995 - 05/31/1995      $11,967           $11,279              $12,178         $12,346
06/01/1995 - 06/30/1995      $12,345           $11,636              $12,460         $12,822
07/01/1995 - 07/31/1995      $12,727           $11,995              $12,874         $13,356
08/01/1995 - 08/31/1995      $12,666           $11,938              $12,906         $13,370
09/01/1995 - 09/30/1995      $13,157           $12,401              $13,451         $13,987
10/01/1995 - 10/31/1995      $13,226           $12,465              $13,403         $13,996
11/01/1995 - 11/30/1995      $13,768           $12,976              $13,991         $14,541
12/01/1995 - 12/31/1995      $13,853           $13,057              $14,261         $14,624
01/01/1996 - 01/31/1996      $14,313           $13,490              $14,746         $15,112
02/01/1996 - 02/29/1996      $14,501           $13,667              $14,883         $15,389
03/01/1996 - 03/31/1996      $14,601           $13,761              $15,026         $15,409
04/01/1996 - 04/30/1996      $14,883           $14,027              $15,247         $15,814
05/01/1996 - 05/31/1996      $15,219           $14,344              $15,640         $16,366
06/01/1996 - 06/30/1996      $15,230           $14,354              $15,700         $16,389
07/01/1996 - 07/31/1996      $14,409           $13,580              $15,006         $15,428
08/01/1996 - 08/31/1996      $14,737           $13,890              $15,322         $15,826
09/01/1996 - 09/30/1996      $15,565           $14,670              $16,185         $16,979
10/01/1996 - 10/31/1996      $15,941           $15,024              $16,632         $17,081
11/01/1996 - 11/30/1996      $17,013           $16,035              $17,889         $18,363
12/01/1996 - 12/31/1996      $16,692           $15,732              $17,535         $18,003
01/01/1997 - 01/31/1997      $17,516           $16,509              $18,631         $19,265
02/01/1997 - 02/28/1997      $17,150           $16,164              $18,776         $19,134
03/01/1997 - 03/31/1997      $16,658           $15,700              $18,004         $18,099
04/01/1997 - 04/30/1997      $17,566           $16,556              $19,079         $19,301
05/01/1997 - 05/31/1997      $18,774           $17,695              $20,241         $20,695
06/01/1997 - 06/30/1997      $19,347           $18,235              $21,148         $21,522
07/01/1997 - 07/31/1997      $21,032           $19,823              $22,831         $23,425
08/01/1997 - 08/31/1997      $20,340           $19,171              $21,553         $22,055
09/01/1997 - 09/30/1997      $21,400           $20,170              $22,734         $23,140
10/01/1997 - 10/31/1997      $20,983           $19,776              $21,974         $22,283
11/01/1997 - 11/30/1997      $21,467           $20,233              $22,992         $23,230
12/01/1997 - 12/31/1997      $21,772           $20,520              $23,387         $23,491
01/01/1998 - 01/31/1998      $21,968           $20,705              $23,647         $24,193
02/01/1998 - 02/28/1998      $23,414           $22,067              $25,352         $26,012
03/01/1998 - 03/31/1998      $24,620           $23,204              $26,650         $27,050
04/01/1998 - 04/30/1998      $25,082           $23,640              $26,919         $27,424
05/01/1998 - 05/31/1998      $24,197           $22,806              $26,456         $26,645
06/01/1998 - 06/30/1998      $24,979           $23,542              $27,530         $28,275
07/01/1998 - 07/31/1998      $24,604           $23,189              $27,238         $28,089
08/01/1998 - 08/31/1998      $20,532           $19,351              $23,300         $23,873
09/01/1998 - 09/30/1998      $22,057           $20,789              $24,793         $25,706
10/01/1998 - 10/31/1998      $24,073           $22,689              $26,809         $27,773
11/01/1998 - 11/30/1998      $25,371           $23,912              $28,434         $29,886
12/01/1998 - 12/31/1998      $27,332           $25,761              $30,071         $32,582
01/01/1999 - 01/31/1999      $28,529           $26,889              $31,328         $34,495
02/01/1999 - 02/28/1999      $27,374           $25,800              $30,354         $32,918
03/01/1999 - 03/31/1999      $28,931           $27,268              $31,568         $34,653
04/01/1999 - 04/30/1999      $29,481           $27,786              $32,790         $34,698
05/01/1999 - 05/31/1999      $28,665           $27,016              $32,016         $33,633
06/01/1999 - 06/30/1999      $30,909           $29,132              $33,793         $35,987
07/01/1999 - 07/31/1999      $29,935           $28,214              $32,739         $34,843
08/01/1999 - 08/31/1999      $29,522           $27,825              $32,578         $35,411
09/01/1999 - 09/30/1999      $29,236           $27,555              $31,685         $34,667
10/01/1999 - 10/31/1999      $30,666           $28,902              $33,691         $37,284
11/01/1999 - 11/30/1999      $31,831           $30,001              $34,375         $39,298
12/01/1999 - 12/31/1999      $34,441           $32,461              $36,400         $43,385
01/01/2000 - 01/31/2000      $33,160           $31,253              $34,572         $41,350
02/01/2000 - 02/29/2000      $34,082           $32,122              $33,919         $43,372
03/01/2000 - 03/31/2000      $37,507           $35,350              $37,236         $46,477
04/01/2000 - 04/30/2000      $36,910           $34,788              $36,116         $44,265
05/01/2000 - 05/31/2000      $35,541           $33,497              $35,375         $42,034
06/01/2000 - 06/30/2000      $36,632           $34,526              $36,249         $45,220
07/01/2000 - 07/31/2000      $36,240           $34,156              $35,683         $43,335
08/01/2000 - 08/31/2000      $38,915           $36,677              $37,899         $47,256
09/01/2000 - 09/30/2000      $36,938           $34,814              $35,898         $42,786
10/01/2000 - 10/31/2000      $36,299           $34,212              $35,748         $40,762
11/01/2000 - 11/30/2000      $32,818           $30,931              $32,931         $34,754
12/01/2000 - 12/31/2000      $33,953           $32,001              $33,092         $33,656
01/01/2001 - 01/31/2001      $34,772           $32,772              $34,267         $35,981
02/01/2001 - 02/28/2001      $31,228           $29,433              $31,142         $29,872
03/01/2001 - 03/31/2001      $28,643           $26,996              $29,167         $26,622
04/01/2001 - 04/30/2001      $30,716           $28,950              $31,434         $29,989
05/01/2001 - 05/31/2001      $30,858           $29,083              $31,644         $29,548
06/01/2001 - 06/30/2001      $29,528           $27,830              $30,875         $28,863
07/01/2001 - 07/31/2001      $29,040           $27,371              $30,573         $28,141
08/01/2001 - 08/31/2001      $27,083           $25,526              $28,659         $25,839
09/01/2001 - 09/30/2001      $24,461           $23,055              $26,343         $23,261
10/01/2001 - 10/31/2001      $25,254           $23,802              $26,846         $24,482
11/01/2001 - 11/30/2001      $27,148           $25,587              $28,905         $26,834
12/01/2001 - 12/31/2001      $27,572           $25,986              $29,160         $26,783
01/01/2002 - 01/31/2002      $26,587           $25,059              $28,734         $26,309
02/01/2002 - 02/28/2002      $25,718           $24,239              $28,179         $25,218
03/01/2002 - 03/31/2002      $27,420           $25,844              $29,239         $26,090
04/01/2002 - 04/30/2002      $25,731           $24,252              $27,467         $23,961
05/01/2002 - 05/31/2002      $25,129           $23,684              $27,264         $23,381
06/01/2002 - 06/30/2002      $22,903           $21,586              $25,323         $21,219
07/01/2002 - 07/31/2002      $21,215           $19,995              $23,350         $20,052
08/01/2002 - 08/31/2002      $21,368           $20,139              $23,502         $20,112
09/01/2002 - 09/30/2002      $19,000           $17,908              $20,947         $18,026
10/01/2002 - 10/31/2002      $20,549           $19,367              $22,791         $19,679
11/01/2002 - 11/30/2002      $21,648           $20,403              $24,133         $20,748
12/01/2002 - 12/31/2002      $20,161           $19,001              $22,716         $19,314
01/01/2003 - 01/31/2003      $19,634           $18,506              $22,121         $18,845
02/01/2003 - 02/28/2003      $19,430           $18,313              $21,789         $18,758
03/01/2003 - 03/31/2003      $19,636           $18,507              $22,001         $19,107
04/01/2003 - 04/30/2003      $21,123           $19,908              $23,814         $20,519
05/01/2003 - 05/31/2003      $22,263           $20,983              $25,068         $21,543
06/01/2003 - 06/30/2003      $22,352           $21,067              $25,389         $21,840
 07/1/2003 - 07/31/2003      $22,558           $21,261              $25,836         $22,384
 08/1/2003 - 08/31/2003      $23,136           $21,805              $26,340         $22,941
 09/1/2003 - 09/30/2003      $22,534           $21,235              $26,052         $22,694


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 1993, and reinvestment of income and capital gains distributions. On October 13, 2003, the fund's primary benchmark was changed to the Russell 1000 Growth Index. During the reporting period, the fund's primary benchmark was the S&P 500 Index. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Russell 1000 Growth Index is an unmanaged index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03 (%)

SHARE CLASS        A              B              C              G              T           Z
INCEPTION       11/1/98        11/1/98        11/18/02        3/4/96        12/14/90    12/14/90
------------------------------------------------------------------------------------------------
             without  with  without  with  without  with  without  with  without  with  without
              sales  sales   sales  sales   sales  sales   sales  sales   sales  sales   sales
             charge  charge charge  charge charge  charge charge  charge charge  charge  charge
------------------------------------------------------------------------------------------------
11-month
(cumulative)   9.72   3.41    8.93   3.93    9.06   8.06    8.66   3.66    9.51   3.24    9.93
------------------------------------------------------------------------------------------------
1-year        18.66  11.81   17.70  12.70   17.83  16.83   17.44  12.44   18.40  11.61   18.99
------------------------------------------------------------------------------------------------
5-year         0.44  -0.75   -0.29  -0.60   -0.27  -0.27   -0.48  -0.94    0.29  -0.89    0.72
------------------------------------------------------------------------------------------------
10-year        8.46   7.82    8.07   8.07    8.08   8.08    7.73   7.73    8.39   7.74    8.80
------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 14, 1990.

  -----------------------------------------------------------------------------



Performance Information - Columbia Disciplined Value Fund

                  PERFORMANCE OF A $10,000 INVESTMENT ($)

                                       WITHOUT        WITH
                  10/01/93 - 9/30/03 SALES CHARGE SALES CHARGE
                  --------------------------------------------
                       Class A          22,070       20,798
                  --------------------------------------------
                       Class B          20,913       20,913
                  --------------------------------------------
                       Class C          20,874       20,874
                  --------------------------------------------
                       Class G          20,933       20,933
                  --------------------------------------------
                       Class T          22,030       20,761
                  --------------------------------------------
                       Class Z          22,831        n/a
                  --------------------------------------------

                                    [CHART]

                         Class A shares   Class A shares
                            without             with                          Russell 1000
                          sales charge      sales charge     S&P 500 Index    Value Index
                         --------------   --------------     -------------    ------------
                             $10,000          $9,425           $10,000         $10,000
10/01/1993 - 10/31/1993      $10,031          $9,454           $10,207          $9,992
11/01/1993 - 11/30/1993       $9,932          $9,361           $10,110          $9,784
12/01/1993 - 12/31/1993      $10,065          $9,486           $10,232          $9,971
01/01/1994 - 01/31/1994      $10,425          $9,826           $10,580         $10,346
02/01/1994 - 02/28/1994      $10,276          $9,685           $10,292          $9,993
03/01/1994 - 03/31/1994       $9,894          $9,325            $9,844          $9,620
04/01/1994 - 04/30/1994       $9,972          $9,399            $9,970          $9,805
05/01/1994 - 05/31/1994      $10,051          $9,473           $10,133          $9,919
06/01/1994 - 06/30/1994       $9,853          $9,286            $9,885          $9,681
07/01/1994 - 07/31/1994      $10,081          $9,502           $10,209          $9,982
08/01/1994 - 08/31/1994      $10,633         $10,021           $10,628         $10,269
09/01/1994 - 09/30/1994      $10,385          $9,788           $10,367          $9,929
10/01/1994 - 10/31/1994      $10,527          $9,922           $10,601         $10,067
11/01/1994 - 11/30/1994      $10,322          $9,728           $10,215          $9,662
12/01/1994 - 12/31/1994      $10,417          $9,818           $10,366          $9,774
01/01/1995 - 01/31/1995      $10,558          $9,950           $10,634         $10,075
02/01/1995 - 02/28/1995      $10,900         $10,273           $11,049         $10,474
03/01/1995 - 03/31/1995      $11,135         $10,495           $11,375         $10,704
04/01/1995 - 04/30/1995      $11,268         $10,620           $11,710         $11,043
05/01/1995 - 05/31/1995      $11,778         $11,101           $12,178         $11,506
06/01/1995 - 06/30/1995      $12,082         $11,387           $12,460         $11,662
07/01/1995 - 07/31/1995      $12,338         $11,629           $12,874         $12,067
08/01/1995 - 08/31/1995      $12,400         $11,687           $12,906         $12,238
09/01/1995 - 09/30/1995      $12,780         $12,045           $13,451         $12,681
10/01/1995 - 10/31/1995      $12,718         $11,986           $13,403         $12,555
11/01/1995 - 11/30/1995      $13,383         $12,613           $13,991         $13,190
12/01/1995 - 12/31/1995      $13,309         $12,544           $14,261         $13,521
01/01/1996 - 01/31/1996      $13,742         $12,952           $14,746         $13,943
02/01/1996 - 02/29/1996      $13,992         $13,187           $14,883         $14,049
03/01/1996 - 03/31/1996      $14,024         $13,218           $15,026         $14,288
04/01/1996 - 04/30/1996      $14,275         $13,454           $15,247         $14,342
05/01/1996 - 05/31/1996      $14,642         $13,800           $15,640         $14,522
06/01/1996 - 06/30/1996      $14,597         $13,757           $15,700         $14,533
07/01/1996 - 07/31/1996      $14,027         $13,221           $15,006         $13,984
08/01/1996 - 08/31/1996      $14,510         $13,676           $15,322         $14,384
09/01/1996 - 09/30/1996      $15,218         $14,343           $16,185         $14,956
10/01/1996 - 10/31/1996      $15,451         $14,562           $16,632         $15,535
11/01/1996 - 11/30/1996      $16,642         $15,685           $17,889         $16,661
12/01/1996 - 12/31/1996      $16,118         $15,191           $17,535         $16,448
01/01/1997 - 01/31/1997      $16,872         $15,902           $18,631         $17,246
02/01/1997 - 02/28/1997      $16,806         $15,840           $18,776         $17,499
03/01/1997 - 03/31/1997      $16,048         $15,126           $18,004         $16,869
04/01/1997 - 04/30/1997      $16,945         $15,971           $19,079         $17,578
05/01/1997 - 05/31/1997      $18,237         $17,188           $20,241         $18,561
06/01/1997 - 06/30/1997      $18,552         $17,485           $21,148         $19,357
07/01/1997 - 07/31/1997      $20,285         $19,119           $22,831         $20,812
08/01/1997 - 08/31/1997      $19,683         $18,551           $21,553         $20,072
09/01/1997 - 09/30/1997      $20,645         $19,458           $22,734         $21,284
10/01/1997 - 10/31/1997      $20,007         $18,857           $21,974         $20,690
11/01/1997 - 11/30/1997      $20,457         $19,281           $22,992         $21,605
12/01/1997 - 12/31/1997      $20,576         $19,393           $23,387         $22,235
01/01/1998 - 01/31/1998      $20,856         $19,657           $23,647         $21,920
02/01/1998 - 02/28/1998      $22,533         $21,237           $25,352         $23,395
03/01/1998 - 03/31/1998      $23,673         $22,311           $26,650         $24,827
04/01/1998 - 04/30/1998      $23,886         $22,512           $26,919         $24,993
05/01/1998 - 05/31/1998      $22,966         $21,646           $26,456         $24,623
06/01/1998 - 06/30/1998      $23,637         $22,278           $27,530         $24,938
07/01/1998 - 07/31/1998      $22,850         $21,536           $27,238         $24,499
08/01/1998 - 08/31/1998      $19,107         $18,008           $23,300         $20,854
09/01/1998 - 09/30/1998      $20,026         $18,874           $24,793         $22,051
10/01/1998 - 10/31/1998      $21,984         $20,720           $26,809         $23,760
11/01/1998 - 11/30/1998      $23,583         $22,227           $28,434         $24,867
12/01/1998 - 12/31/1998      $25,462         $23,998           $30,071         $25,712
01/01/1999 - 01/31/1999      $26,509         $24,984           $31,328         $25,918
02/01/1999 - 02/28/1999      $25,295         $23,840           $30,354         $25,553
03/01/1999 - 03/31/1999      $26,081         $24,582           $31,568         $26,082
04/01/1999 - 04/30/1999      $26,840         $25,297           $32,790         $28,518
05/01/1999 - 05/31/1999      $26,454         $24,933           $32,016         $28,204
06/01/1999 - 06/30/1999      $27,999         $26,389           $33,793         $29,022
07/01/1999 - 07/31/1999      $26,882         $25,336           $32,739         $28,172
08/01/1999 - 08/31/1999      $25,613         $24,140           $32,578         $27,126
09/01/1999 - 09/30/1999      $24,552         $23,141           $31,685         $26,180
10/01/1999 - 10/31/1999      $25,201         $23,751           $33,691         $27,688
11/01/1999 - 11/30/1999      $25,339         $23,882           $34,375         $27,472
12/01/1999 - 12/31/1999      $27,164         $25,602           $36,400         $27,604
01/01/2000 - 01/31/2000      $25,474         $24,009           $34,572         $26,704
02/01/2000 - 02/29/2000      $24,931         $23,498           $33,919         $24,720
03/01/2000 - 03/31/2000      $28,003         $26,393           $37,236         $27,735
04/01/2000 - 04/30/2000      $27,541         $25,957           $36,116         $27,414
05/01/2000 - 05/31/2000      $27,334         $25,763           $35,375         $27,701
06/01/2000 - 06/30/2000      $25,883         $24,395           $36,249         $26,436
07/01/2000 - 07/31/2000      $25,438         $23,975           $35,683         $26,766
08/01/2000 - 08/31/2000      $27,796         $26,197           $37,899         $28,254
09/01/2000 - 09/30/2000      $26,728         $25,192           $35,898         $28,514
10/01/2000 - 10/31/2000      $27,175         $25,612           $35,748         $29,216
11/01/2000 - 11/30/2000      $24,721         $23,299           $32,931         $28,132
12/01/2000 - 12/31/2000      $26,296         $24,784           $33,092         $29,541
01/01/2001 - 01/31/2001      $28,988         $27,321           $34,267         $29,653
02/01/2001 - 02/28/2001      $26,881         $25,335           $31,142         $28,829
03/01/2001 - 03/31/2001      $26,042         $24,545           $29,167         $27,811
04/01/2001 - 04/30/2001      $28,230         $26,606           $31,434         $29,174
05/01/2001 - 05/31/2001      $28,797         $27,141           $31,644         $29,830
06/01/2001 - 06/30/2001      $27,841         $26,240           $30,875         $29,168
07/01/2001 - 07/31/2001      $28,250         $26,626           $30,573         $29,107
08/01/2001 - 08/31/2001      $26,787         $25,247           $28,659         $27,940
09/01/2001 - 09/30/2001      $23,291         $21,952           $26,343         $25,973
10/01/2001 - 10/31/2001      $24,384         $22,982           $26,846         $25,749
11/01/2001 - 11/30/2001      $26,571         $25,043           $28,905         $27,245
12/01/2001 - 12/31/2001      $27,559         $25,975           $29,160         $27,888
01/01/2002 - 01/31/2002      $27,058         $25,502           $28,734         $27,674
02/01/2002 - 02/28/2002      $25,835         $24,349           $28,179         $27,718
03/01/2002 - 03/31/2002      $27,697         $26,105           $29,239         $29,029
04/01/2002 - 04/30/2002      $26,276         $24,766           $27,467         $28,033
05/01/2002 - 05/31/2002      $26,276         $24,766           $27,264         $28,174
06/01/2002 - 06/30/2002      $23,533         $22,180           $25,323         $26,556
07/01/2002 - 07/31/2002      $21,229         $20,009           $23,350         $24,087
08/01/2002 - 08/31/2002      $21,070         $19,859           $23,502         $24,270
09/01/2002 - 09/30/2002      $18,506         $17,442           $20,947         $21,571
10/01/2002 - 10/31/2002      $19,187         $18,084           $22,791         $23,169
11/01/2002 - 11/30/2002      $20,328         $19,160           $24,133         $24,629
12/01/2002 - 12/31/2002      $19,367         $18,253           $22,716         $23,560
01/01/2003 - 01/31/2003      $19,107         $18,009           $22,121         $22,990
02/01/2003 - 02/28/2003      $18,387         $17,330           $21,789         $22,376
03/01/2003 - 03/31/2003      $18,468         $17,406           $22,001         $22,414
04/01/2003 - 04/30/2003      $20,010         $18,859           $23,814         $24,387
05/01/2003 - 05/31/2003      $21,313         $20,087           $25,068         $25,962
06/01/2003 - 06/30/2003      $21,654         $20,409           $25,389         $26,286
07/01/2003 - 07/31/2003      $21,914         $20,654           $25,836         $26,678
08/01/2003 - 08/31/2003      $22,354         $21,069           $26,340         $27,094
09/01/2003 - 09/30/2003      $22,070         $20,798           $26,052         $26,825


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 1993, and reinvestment of income and capital gains distributions. On October 13, 2003, the fund's primary benchmark was changed to the Russell 1000 Value Index. During the reporting period, the fund's primary benchmark was the S&P 500 Index. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03 (%)

SHARE CLASS        A              B              C              G              T           Z
INCEPTION       11/25/02       11/25/02       11/25/02        3/4/96         9/1/88     9/1/88
-----------------------------------------------------------------------------------------------
             without  with  without  with  without  with  without  with  without  with  without
              sales  sales   sales  sales   sales  sales   sales  sales   sales  sales   sales
             charge  charge charge  charge charge  charge charge  charge charge  charge charge
-----------------------------------------------------------------------------------------------
11-month
(cumulative)  15.03   8.46   13.90   8.90   13.68  12.68   14.01   9.01   14.82   8.27   15.28
-----------------------------------------------------------------------------------------------
1-year        19.26  12.45   18.13  13.13   17.91  16.91   18.24  13.24   19.05  12.24   19.57
-----------------------------------------------------------------------------------------------
5-year         1.96   0.76    1.16   0.89    1.12   1.12    1.18   0.77    1.93   0.72    2.33
-----------------------------------------------------------------------------------------------
10-year        8.24   7.60    7.66   7.66    7.64   7.64    7.67   7.67    8.22   7.58    8.61
-----------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the performance of Retail A Shares of the Galaxy Fund for periods prior to the inception of Retail B Shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charge applicable to Class G shares), for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on September 1, 1988. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund.

  -----------------------------------------------------------------------------



Performance Information - Columbia International Equity Fund


PERFORMANCE OF A $10,000 INVESTMENT ($)

                                       WITHOUT        WITH
                  10/01/93 - 9/30/03 SALES CHARGE SALES CHARGE
                  --------------------------------------------
                       Class A          13,965       13,161
                  --------------------------------------------
                       Class B          13,587       13,587
                  --------------------------------------------
                       Class C          13,536       13,536
                  --------------------------------------------
                       Class G          13,373       13,373
                  --------------------------------------------
                       Class T          13,824       13,028
                  --------------------------------------------
                       Class Z          14,532        n/a
                  --------------------------------------------

                                    [CHART]

                          Class A shares            Class A shares             MSCI All
                             without                     with               Country World
                           sales charge              sales charge          Free ex US Index   MSCI EAFE Index
                        -------------------       -------------------      ----------------   ---------------
                                $10,000                     $ 9,425               $10,000            $10,000
10/01/1993 - 10/31/1993          10,439                       9,839                10,362             10,308
11/01/1993 - 11/30/1993           9,991                       9,417                 9,572              9,407
12/01/1993 - 12/31/1993          10,998                      10,366                10,319             10,086
01/01/1994 - 01/31/1994          11,498                      10,836                11,167             10,939
02/01/1994 - 02/28/1994          11,222                      10,576                11,082             10,908
03/01/1994 - 03/31/1994          10,731                      10,114                10,575             10,438
04/01/1994 - 04/30/1994          10,904                      10,277                10,933             10,880
05/01/1994 - 05/31/1994          10,947                      10,317                10,937             10,818
06/01/1994 - 06/30/1994          10,920                      10,292                11,014             10,971
07/01/1994 - 07/31/1994          11,093                      10,455                11,194             11,076
08/01/1994 - 08/31/1994          11,386                      10,731                11,570             11,339
09/01/1994 - 09/30/1994          11,110                      10,471                11,283             10,982
10/01/1994 - 10/31/1994          11,369                      10,715                11,586             11,347
11/01/1994 - 11/30/1994          10,774                      10,155                11,028             10,801
12/01/1994 - 12/31/1994          10,718                      10,102                11,003             10,869
01/01/1995 - 01/31/1995          10,229                       9,640                10,503             10,452
02/01/1995 - 02/28/1995          10,185                       9,599                10,446             10,422
03/01/1995 - 03/31/1995          10,665                      10,052                11,037             11,072
04/01/1995 - 04/30/1995          11,015                      10,382                11,467             11,488
05/01/1995 - 05/31/1995          11,111                      10,472                11,415             11,352
06/01/1995 - 06/30/1995          11,007                      10,374                11,258             11,153
07/01/1995 - 07/31/1995          11,627                      10,959                11,896             11,848
08/01/1995 - 08/31/1995          11,277                      10,629                11,483             11,396
09/01/1995 - 09/30/1995          11,400                      10,745                11,680             11,619
10/01/1995 - 10/31/1995          11,295                      10,646                11,368             11,306
11/01/1995 - 11/30/1995          11,548                      10,884                11,635             11,620
12/01/1995 - 12/31/1995          11,902                      11,217                12,096             12,089
01/01/1996 - 01/31/1996          12,153                      11,454                12,262             12,138
02/01/1996 - 02/29/1996          12,251                      11,547                12,262             12,180
03/01/1996 - 03/31/1996          12,485                      11,767                12,491             12,438
04/01/1996 - 04/30/1996          12,862                      12,123                12,869             12,800
05/01/1996 - 05/31/1996          12,709                      11,978                12,676             12,564
06/01/1996 - 06/30/1996          12,745                      12,012                12,741             12,635
07/01/1996 - 07/31/1996          12,305                      11,598                12,318             12,266
08/01/1996 - 08/31/1996          12,234                      11,530                12,391             12,293
09/01/1996 - 09/30/1996          12,584                      11,860                12,698             12,620
10/01/1996 - 10/31/1996          12,521                      11,801                12,571             12,491
11/01/1996 - 11/30/1996          13,050                      12,300                13,056             12,988
12/01/1996 - 12/31/1996          13,095                      12,342                12,905             12,821
01/01/1997 - 01/31/1997          13,142                      12,386                12,667             12,372
02/01/1997 - 02/28/1997          13,267                      12,504                12,899             12,575
03/01/1997 - 03/31/1997          13,372                      12,603                12,872             12,620
04/01/1997 - 04/30/1997          13,572                      12,792                12,981             12,687
05/01/1997 - 05/31/1997          14,404                      13,576                13,782             13,513
06/01/1997 - 06/30/1997          15,456                      14,567                14,543             14,257
07/01/1997 - 07/31/1997          16,258                      15,323                14,837             14,488
08/01/1997 - 08/31/1997          14,834                      13,981                13,669             13,406
09/01/1997 - 09/30/1997          16,133                      15,205                14,409             14,157
10/01/1997 - 10/31/1997          14,508                      13,674                13,181             13,068
11/01/1997 - 11/30/1997          14,461                      13,629                13,016             12,935
12/01/1997 - 12/31/1997          14,873                      14,017                13,166             13,047
01/01/1998 - 01/31/1998          15,188                      14,315                13,560             13,644
02/01/1998 - 02/28/1998          16,379                      15,437                14,464             14,520
03/01/1998 - 03/31/1998          17,255                      16,263                14,965             14,967
04/01/1998 - 04/30/1998          17,571                      16,560                15,072             15,085
05/01/1998 - 05/31/1998          17,934                      16,903                14,798             15,011
06/01/1998 - 06/30/1998          18,053                      17,015                14,743             15,125
07/01/1998 - 07/31/1998          18,437                      17,377                14,883             15,278
08/01/1998 - 08/31/1998          16,193                      15,262                12,785             13,385
09/01/1998 - 09/30/1998          15,416                      14,530                12,515             12,974
10/01/1998 - 10/31/1998          16,489                      15,541                13,827             14,326
11/01/1998 - 11/30/1998          17,612                      16,599                14,569             15,059
12/01/1998 - 12/31/1998          18,186                      17,141                15,070             15,653
01/01/1999 - 01/31/1999          19,006                      17,914                15,054             15,606
02/01/1999 - 02/28/1999          18,360                      17,305                14,717             15,234
03/01/1999 - 03/31/1999          18,669                      17,595                15,427             15,870
04/01/1999 - 04/30/1999          19,376                      18,262                16,199             16,512
05/01/1999 - 05/31/1999          18,700                      17,625                15,437             15,662
06/01/1999 - 06/30/1999          19,469                      18,349                16,147             16,273
07/01/1999 - 07/31/1999          19,848                      18,707                16,525             16,756
08/01/1999 - 08/31/1999          20,372                      19,201                16,583             16,818
09/01/1999 - 09/30/1999          20,690                      19,500                16,694             16,988
10/01/1999 - 10/31/1999          21,522                      20,284                17,315             17,625
11/01/1999 - 11/30/1999          22,753                      21,444                18,008             18,237
12/01/1999 - 12/31/1999          25,745                      24,264                19,726             19,874
01/01/2000 - 01/31/2000          24,548                      23,136                18,655             18,612
02/01/2000 - 02/29/2000          26,428                      24,908                19,158             19,113
03/01/2000 - 03/31/2000          26,362                      24,846                19,879             19,854
04/01/2000 - 04/30/2000          23,960                      22,583                18,770             18,810
05/01/2000 - 05/31/2000          23,112                      21,783                18,289             18,351
06/01/2000 - 06/30/2000          23,873                      22,500                19,068             19,069
07/01/2000 - 07/31/2000          23,101                      21,773                18,315             18,270
08/01/2000 - 08/31/2000          23,416                      22,069                18,542             18,429
09/01/2000 - 09/30/2000          22,046                      20,778                17,513             17,531
10/01/2000 - 10/31/2000          21,230                      20,009                16,956             17,117
11/01/2000 - 11/30/2000          20,111                      18,955                16,196             16,476
12/01/2000 - 12/31/2000          20,564                      19,381                16,749             17,060
01/01/2001 - 01/31/2001          20,716                      19,525                17,000             17,052
02/01/2001 - 02/28/2001          18,883                      17,797                15,654             15,773
03/01/2001 - 03/31/2001          17,480                      16,475                14,547             14,721
04/01/2001 - 04/30/2001          18,541                      17,475                15,536             15,744
05/01/2001 - 05/31/2001          17,719                      16,700                15,107             15,188
06/01/2001 - 06/30/2001          16,936                      15,962                14,529             14,567
07/01/2001 - 07/31/2001          16,494                      15,546                14,205             14,302
08/01/2001 - 08/31/2001          15,659                      14,759                13,852             13,940
09/01/2001 - 09/30/2001          13,815                      13,020                12,383             12,528
10/01/2001 - 10/31/2001          14,144                      13,330                12,729             12,849
11/01/2001 - 11/30/2001          14,876                      14,021                13,311             13,323
12/01/2001 - 12/31/2001          14,942                      14,083                13,483             13,401
01/01/2002 - 01/31/2002          14,210                      13,392                12,906             15,782
02/01/2002 - 02/28/2002          14,518                      13,683                12,999             12,778
03/01/2002 - 03/31/2002          15,223                      14,348                13,689             13,531
04/01/2002 - 04/30/2002          15,172                      14,299                13,794             13,558
05/01/2002 - 05/31/2002          15,120                      14,251                13,945             13,730
06/01/2002 - 06/30/2002          14,491                      13,658                13,342             13,184
07/01/2002 - 07/31/2002          12,874                      12,134                12,041             11,882
08/01/2002 - 08/31/2002          12,592                      11,868                12,043             11,855
09/01/2002 - 09/30/2002          11,450                      10,791                10,766             10,582
10/01/2002 - 10/31/2002          11,912                      11,227                11,343             11,150
11/01/2002 - 11/30/2002          12,310                      11,602                11,889             11,656
12/01/2002 - 12/31/2002          11,967                      11,279                11,506             11,265
01/01/2003 - 01/31/2003          11,438                      10,780                11,102             10,795
02/01/2003 - 02/28/2003          11,296                      10,647                10,877             10,548
03/01/2003 - 03/31/2003          11,258                      10,610                10,666             10,341
04/01/2003 - 04/30/2003          12,045                      11,352                11,694             11,354
05/01/2003 - 05/31/2003          12,702                      11,972                12,439             12,043
06/01/2003 - 06/30/2003          12,973                      12,227                12,783             12,334
07/01/2003 - 07/31/2003          13,333                      12,567                13,123             12,632
08/01/2003 - 08/31/2003          13,681                      12,895                13,514             12,937
09/01/2003 - 09/30/2003          13,965                      13,161                13,897             13,337




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 1993 and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International (MSCI) All Country World Free ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. The fund's primary benchmark used to be the MSCI Europe Australasia and Far East (EAFE) Index. This index is now the fund's secondary index. The MSCI EAFE Index is an unmanaged index that tracks the performance of selected stocks in Europe, Australia, Asia and the Far East. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03 (%)

SHARE CLASS        A              B              C              G              T           Z
INCEPTION       11/1/98        11/1/98        11/18/02       11/1/98        12/30/91    12/30/91
------------------------------------------------------------------------------------------------
             without  with  without  with  without  with  without  with  without  with  without
              sales  sales   sales  sales   sales  sales   sales  sales   sales  sales   sales
             charge  charge charge  charge charge  charge charge  charge charge  charge  charge
------------------------------------------------------------------------------------------------
11-month
(cumulative)  17.23  10.45   16.71  11.71   16.27  15.27   16.48  11.48   17.45  10.74   18.08
------------------------------------------------------------------------------------------------
1-year        21.96  15.00   21.31  16.31   20.86  19.86   20.98  15.98   22.07  15.08   22.77
------------------------------------------------------------------------------------------------
5-year        -1.96  -3.12   -2.50  -2.80   -2.57  -2.57   -2.80  -3.27   -2.16  -3.32   -1.64
------------------------------------------------------------------------------------------------
10-year        3.40   2.78    3.11   3.11    3.07   3.07    2.95   2.95    3.29   2.68    3.81
------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class T and Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (November 1, 1998). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

  -----------------------------------------------------------------------------




Performance Information - Columbia Large Cap Core Fund

PERFORMANCE OF A $10,000 INVESTMENT ($)

                                       WITHOUT        WITH
                  10/01/93 - 9/30/03 SALES CHARGE SALES CHARGE
                  --------------------------------------------
                       Class A          22,120       20,844
                  --------------------------------------------
                       Class B          21,326       21,326
                  --------------------------------------------
                       Class C          21,326       21,326
                  --------------------------------------------
                       Class G          20,769       20,769
                  --------------------------------------------
                       Class T          21,978       20,709
                  --------------------------------------------
                       Class Z          22,674        n/a
                  --------------------------------------------

                                    [CHART]

                          Class A shares without sales charge    Class A shares with sales charge   S&P 500 Index
                          -----------------------------------    --------------------------------      --------
                                        $10,000                                $9,425                   $10,000
10/01/1993 - 10/31/1993                 $10,230                                $9,642                   $10,207
11/01/1993 - 11/30/1993                 $10,201                                $9,615                   $10,110
12/01/1993 - 12/31/1993                 $10,404                                $9,806                   $10,232
01/01/1994 - 01/31/1994                 $10,690                               $10,076                   $10,580
02/01/1994 - 02/28/1994                 $10,483                                $9,880                   $10,292
03/01/1994 - 03/31/1994                 $10,160                                $9,576                    $9,844
04/01/1994 - 04/30/1994                 $10,319                                $9,725                    $9,970
05/01/1994 - 05/31/1994                 $10,596                                $9,987                   $10,133
06/01/1994 - 06/30/1994                 $10,466                                $9,864                    $9,885
07/01/1994 - 07/31/1994                 $10,724                               $10,108                   $10,209
08/01/1994 - 08/31/1994                 $11,122                               $10,483                   $10,628
09/01/1994 - 09/30/1994                 $10,951                               $10,321                   $10,367
10/01/1994 - 10/31/1994                 $11,161                               $10,520                   $10,601
11/01/1994 - 11/30/1994                 $10,841                               $10,218                   $10,215
12/01/1994 - 12/31/1994                 $10,906                               $10,279                   $10,366
01/01/1995 - 01/31/1995                 $11,159                               $10,517                   $10,634
02/01/1995 - 02/28/1995                 $11,517                               $10,855                   $11,049
03/01/1995 - 03/31/1995                 $11,814                               $11,135                   $11,375
04/01/1995 - 04/30/1995                 $12,047                               $11,354                   $11,710
05/01/1995 - 05/31/1995                 $12,493                               $11,775                   $12,178
06/01/1995 - 06/30/1995                 $12,720                               $11,989                   $12,460
07/01/1995 - 07/31/1995                 $13,029                               $12,280                   $12,874
08/01/1995 - 08/31/1995                 $12,955                               $12,210                   $12,906
09/01/1995 - 09/30/1995                 $13,399                               $12,629                   $13,451
10/01/1995 - 10/31/1995                 $13,228                               $12,467                   $13,403
11/01/1995 - 11/30/1995                 $13,825                               $13,030                   $13,991
12/01/1995 - 12/31/1995                 $14,105                               $13,294                   $14,261
01/01/1996 - 01/31/1996                 $14,414                               $13,585                   $14,746
02/01/1996 - 02/29/1996                 $14,586                               $13,747                   $14,883
03/01/1996 - 03/31/1996                 $14,886                               $14,030                   $15,026
04/01/1996 - 04/30/1996                 $15,160                               $14,288                   $15,247
05/01/1996 - 05/31/1996                 $15,446                               $14,558                   $15,640
06/01/1996 - 06/30/1996                 $15,337                               $14,455                   $15,700
07/01/1996 - 07/31/1996                 $14,728                               $13,881                   $15,006
08/01/1996 - 08/31/1996                 $15,154                               $14,282                   $15,322
09/01/1996 - 09/30/1996                 $15,735                               $14,831                   $16,185
10/01/1996 - 10/31/1996                 $15,909                               $14,994                   $16,632
11/01/1996 - 11/30/1996                 $17,132                               $16,147                   $17,889
12/01/1996 - 12/31/1996                 $16,906                               $15,934                   $17,535
01/01/1997 - 01/31/1997                 $17,727                               $16,708                   $18,631
02/01/1997 - 02/28/1997                 $17,765                               $16,743                   $18,776
03/01/1997 - 03/31/1997                 $17,248                               $16,256                   $18,004
04/01/1997 - 04/30/1997                 $17,919                               $16,888                   $19,079
05/01/1997 - 05/31/1997                 $19,008                               $17,915                   $20,241
06/01/1997 - 06/30/1997                 $19,702                               $18,569                   $21,148
07/01/1997 - 07/31/1997                 $21,061                               $19,850                   $22,831
08/01/1997 - 08/31/1997                 $20,337                               $19,167                   $21,553
09/01/1997 - 09/30/1997                 $21,254                               $20,032                   $22,734
10/01/1997 - 10/31/1997                 $20,693                               $19,503                   $21,974
11/01/1997 - 11/30/1997                 $21,343                               $20,115                   $22,992
12/01/1997 - 12/31/1997                 $21,838                               $20,582                   $23,387
01/01/1998 - 01/31/1998                 $21,761                               $20,510                   $23,647
02/01/1998 - 02/28/1998                 $23,374                               $22,030                   $25,352
03/01/1998 - 03/31/1998                 $24,482                               $23,074                   $26,650
04/01/1998 - 04/30/1998                 $24,680                               $23,261                   $26,919
05/01/1998 - 05/31/1998                 $24,085                               $22,700                   $26,456
06/01/1998 - 06/30/1998                 $24,213                               $22,821                   $27,530
07/01/1998 - 07/31/1998                 $23,617                               $22,259                   $27,238
08/01/1998 - 08/31/1998                 $19,966                               $18,818                   $23,300
09/01/1998 - 09/30/1998                 $20,942                               $19,738                   $24,793
10/01/1998 - 10/31/1998                 $22,748                               $21,440                   $26,809
11/01/1998 - 11/30/1998                 $24,001                               $22,621                   $28,434
12/01/1998 - 12/31/1998                 $25,302                               $23,847                   $30,071
01/01/1999 - 01/31/1999                 $25,611                               $24,138                   $31,328
02/01/1999 - 02/28/1999                 $25,106                               $23,662                   $30,354
03/01/1999 - 03/31/1999                 $26,085                               $24,585                   $31,568
04/01/1999 - 04/30/1999                 $27,110                               $25,551                   $32,790
05/01/1999 - 05/31/1999                 $27,127                               $25,567                   $32,016
06/01/1999 - 06/30/1999                 $28,638                               $26,991                   $33,793
07/01/1999 - 07/31/1999                 $27,724                               $26,130                   $32,739
08/01/1999 - 08/31/1999                 $26,665                               $25,132                   $32,578
09/01/1999 - 09/30/1999                 $25,609                               $24,137                   $31,685
10/01/1999 - 10/31/1999                 $26,116                               $24,614                   $33,691
11/01/1999 - 11/30/1999                 $26,377                               $24,861                   $34,375
12/01/1999 - 12/31/1999                 $27,068                               $25,512                   $36,400
01/01/2000 - 01/31/2000                 $26,113                               $24,611                   $34,572
02/01/2000 - 02/29/2000                 $25,609                               $24,136                   $33,919
03/01/2000 - 03/31/2000                 $28,244                               $26,620                   $37,236
04/01/2000 - 04/30/2000                 $28,278                               $26,652                   $36,116
05/01/2000 - 05/31/2000                 $28,156                               $26,537                   $35,375
06/01/2000 - 06/30/2000                 $27,438                               $25,861                   $36,249
07/01/2000 - 07/31/2000                 $27,559                               $25,974                   $35,683
08/01/2000 - 08/31/2000                 $29,403                               $27,712                   $37,899
09/01/2000 - 09/30/2000                 $28,047                               $26,435                   $35,898
10/01/2000 - 10/31/2000                 $28,535                               $26,895                   $35,748
11/01/2000 - 11/30/2000                 $27,126                               $25,566                   $32,931
12/01/2000 - 12/31/2000                 $28,108                               $26,491                   $33,092
01/01/2001 - 01/31/2001                 $29,243                               $27,562                   $34,267
02/01/2001 - 02/28/2001                 $27,766                               $26,170                   $31,142
03/01/2001 - 03/31/2001                 $26,025                               $24,529                   $29,167
04/01/2001 - 04/30/2001                 $27,769                               $26,172                   $31,434
05/01/2001 - 05/31/2001                 $28,130                               $26,513                   $31,644
06/01/2001 - 06/30/2001                 $27,517                               $25,935                   $30,875
07/01/2001 - 07/31/2001                 $27,555                               $25,971                   $30,573
08/01/2001 - 08/31/2001                 $26,056                               $24,558                   $28,659
09/01/2001 - 09/30/2001                 $23,761                               $22,395                   $26,343
10/01/2001 - 10/31/2001                 $24,160                               $22,771                   $26,846
11/01/2001 - 11/30/2001                 $25,982                               $24,488                   $28,905
12/01/2001 - 12/31/2001                 $26,468                               $24,946                   $29,160
01/01/2002 - 01/31/2002                 $25,271                               $23,818                   $28,734
02/01/2002 - 02/28/2002                 $24,900                               $23,468                   $28,179
03/01/2002 - 03/31/2002                 $25,916                               $24,425                   $29,239
04/01/2002 - 04/30/2002                 $24,542                               $23,131                   $27,467
05/01/2002 - 05/31/2002                 $24,895                               $23,464                   $27,264
06/01/2002 - 06/30/2002                 $22,819                               $21,507                   $25,323
07/01/2002 - 07/31/2002                 $21,172                               $19,954                   $23,350
08/01/2002 - 08/31/2002                 $20,996                               $19,789                   $23,502
09/01/2002 - 09/30/2002                 $18,483                               $17,420                   $20,947
10/01/2002 - 10/31/2002                 $19,778                               $18,641                   $22,791
11/01/2002 - 11/30/2002                 $21,011                               $19,802                   $24,133
12/01/2002 - 12/31/2002                 $19,857                               $18,715                   $22,716
01/01/2003 - 01/31/2003                 $19,523                               $18,401                   $22,121
02/01/2003 - 02/28/2003                 $18,953                               $17,864                   $21,789
03/01/2003 - 03/31/2003                 $19,147                               $18,046                   $22,001
04/01/2003 - 04/30/2003                 $20,585                               $19,401                   $23,814
05/01/2003 - 05/31/2003                 $21,628                               $20,385                   $25,068
06/01/2003 - 06/30/2003                 $21,741                               $20,491                   $25,389
07/01/2003 - 07/31/2003                 $22,095                               $20,825                   $25,836
08/01/2003 - 08/31/2003                 $22,588                               $21,289                   $26,340
09/01/2003 - 09/30/2003                 $22,120                               $20,844                   $26,052


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 2003 and reinvestment of income and capital gains distributions. The Standard and Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalizaiton US stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.`

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03 (%)

SHARE CLASS        A              B              C              G              T           Z
INCEPTION       11/1/98        11/1/98        12/9/02         3/4/96        2/12/93     12/14/92
------------------------------------------------------------------------------------------------
             without  with  without  with  without  with  without  with  without  with  without
              sales  sales   sales  sales   sales  sales   sales  sales   sales  sales   sales
             charge  charge charge  charge charge  charge charge  charge charge  charge  charge
------------------------------------------------------------------------------------------------
11-month
(cumulative)  11.82   5.43   11.12   6.12   11.12  10.12   11.00   6.00   11.76   5.37   12.20
------------------------------------------------------------------------------------------------
1-year        19.65  12.82   18.79  13.79   18.79  17.79   18.61  13.61   19.62  12.77   20.16
------------------------------------------------------------------------------------------------
5-year         1.10  -0.10    0.36   0.04    0.36   0.36    0.21  -0.26    0.97  -0.23    1.31
------------------------------------------------------------------------------------------------
10-year        8.26   7.62    7.87   7.87    7.87   7.87    7.58   7.58    8.19   7.55    8.53
------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. For Class G shares, the CDSC for the holding period after purchase is as follows: through first year-5%, second year-4%, third year-4%, fifth year-4%, fifth year-3%, sixth year-2% and seventh year-1%, thereafter-0%. For Class T shares, the "with sales charge" returns include the maximum initial sales charge of 5.75%. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold only at NAV with no 12b-1 fee. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares. Retail A Shares were initially offered on February 12, 1993. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the Fund, and returns of Trust Shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

  -----------------------------------------------------------------------------



Performance Information - Columbia Small Cap Fund

PERFORMANCE OF A $10,000 INVESTMENT ($)

                                       WITHOUT        WITH
                  10/01/93 - 9/30/03 SALES CHARGE SALES CHARGE
                  --------------------------------------------
                       Class A          36,664       34,558
                  --------------------------------------------
                       Class B          35,220       35,220
                  --------------------------------------------
                       Class C          35,268       35,268
                  --------------------------------------------
                       Class G          35,006       35,006
                  --------------------------------------------
                       Class T          36,241       34,159
                  --------------------------------------------
                       Class Z          37,611        n/a
                  --------------------------------------------

                                    [CHART]

                           Class A shares       Class A shares
                               without               with           S&P SmallCap        Russell
                            sales charge         sales charge         600 Index        2000 Index
                          ----------------     ----------------     -------------      ----------
                               $10,000               $9,425              $10,000         $10,000
10/01/1993 - 10/31/1993        $10,351               $9,756              $10,192         $10,257
11/01/1993 - 11/30/1993        $10,019               $9,443               $9,827          $9,920
12/01/1993 - 12/31/1993        $10,331               $9,737              $10,183         $10,259
01/01/1994 - 01/31/1994        $10,655              $10,042              $10,423         $10,581
02/01/1994 - 02/28/1994        $10,636              $10,024              $10,393         $10,543
03/01/1994 - 03/31/1994        $10,074               $9,495               $9,647          $9,986
04/01/1994 - 04/30/1994        $10,027               $9,450               $9,791         $10,045
05/01/1994 - 05/31/1994        $10,074               $9,494               $9,598          $9,933
06/01/1994 - 06/30/1994         $9,864               $9,297               $9,241          $9,595
07/01/1994 - 07/31/1994         $9,969               $9,396               $9,355          $9,752
08/01/1994 - 08/31/1994        $10,435               $9,835               $9,992         $10,295
09/01/1994 - 09/30/1994        $10,473               $9,871               $9,940         $10,261
10/01/1994 - 10/31/1994        $10,520               $9,915               $9,841         $10,221
11/01/1994 - 11/30/1994        $10,235               $9,646               $9,465          $9,808
12/01/1994 - 12/31/1994        $10,363               $9,767               $9,695         $10,072
01/01/1995 - 01/31/1995        $10,363               $9,767               $9,558          $9,945
02/01/1995 - 02/28/1995        $10,645              $10,033               $9,952         $10,359
03/01/1995 - 03/31/1995        $10,826              $10,203              $10,154         $10,537
04/01/1995 - 04/30/1995        $11,107              $10,468              $10,382         $10,771
05/01/1995 - 05/31/1995        $11,409              $10,753              $10,543         $10,957
06/01/1995 - 06/30/1995        $11,973              $11,284              $11,122         $11,525
07/01/1995 - 07/31/1995        $12,526              $11,806              $11,973         $12,189
08/01/1995 - 08/31/1995        $12,798              $12,062              $12,233         $12,441
09/01/1995 - 09/30/1995        $13,129              $12,374              $12,545         $12,664
10/01/1995 - 10/31/1995        $12,756              $12,023              $11,925         $12,098
11/01/1995 - 11/30/1995        $13,248              $12,486              $12,397         $12,606
12/01/1995 - 12/31/1995        $13,625              $12,842              $12,602         $12,939
01/01/1996 - 01/31/1996        $13,453              $12,680              $12,630         $12,925
02/01/1996 - 02/29/1996        $13,905              $13,106              $13,043         $13,328
03/01/1996 - 03/31/1996        $14,309              $13,486              $13,322         $13,600
04/01/1996 - 04/30/1996        $15,193              $14,319              $14,086         $14,327
05/01/1996 - 05/31/1996        $15,764              $14,858              $14,587         $14,892
06/01/1996 - 06/30/1996        $15,365              $14,482              $14,015         $14,280
07/01/1996 - 07/31/1996        $14,480              $13,648              $13,051         $13,033
08/01/1996 - 08/31/1996        $15,215              $14,340              $13,858         $13,790
09/01/1996 - 09/30/1996        $15,863              $14,951              $14,467         $14,330
10/01/1996 - 10/31/1996        $15,917              $15,001              $14,367         $14,109
11/01/1996 - 11/30/1996        $16,585              $15,631              $15,113         $14,690
12/01/1996 - 12/31/1996        $17,267              $16,274              $15,289         $15,075
01/01/1997 - 01/31/1997        $17,517              $16,510              $15,543         $15,377
02/01/1997 - 02/28/1997        $17,454              $16,450              $15,221         $15,004
03/01/1997 - 03/31/1997        $16,880              $15,909              $14,441         $14,296
04/01/1997 - 04/30/1997        $16,704              $15,744              $14,617         $14,336
05/01/1997 - 05/31/1997        $18,467              $17,405              $16,333         $15,931
06/01/1997 - 06/30/1997        $19,678              $18,546              $17,055         $16,614
07/01/1997 - 07/31/1997        $21,040              $19,830              $18,127         $17,386
08/01/1997 - 08/31/1997        $21,690              $20,443              $18,584         $17,785
09/01/1997 - 09/30/1997        $23,351              $22,009              $19,813         $19,086
10/01/1997 - 10/31/1997        $22,852              $21,538              $18,957         $18,249
11/01/1997 - 11/30/1997        $22,628              $21,326              $18,818         $18,130
12/01/1997 - 12/31/1997        $22,659              $21,356              $19,198         $18,447
01/01/1998 - 01/31/1998        $22,276              $20,995              $18,824         $18,156
02/01/1998 - 02/28/1998        $23,559              $22,205              $20,539         $19,497
03/01/1998 - 03/31/1998        $25,046              $23,606              $21,324         $20,301
04/01/1998 - 04/30/1998        $25,164              $23,717              $21,449         $20,412
05/01/1998 - 05/31/1998        $23,850              $22,479              $20,315         $19,312
06/01/1998 - 06/30/1998        $23,201              $21,867              $20,374         $19,353
07/01/1998 - 07/31/1998        $21,666              $20,420              $18,815         $17,785
08/01/1998 - 08/31/1998        $18,713              $17,637              $15,184         $14,331
09/01/1998 - 09/30/1998        $19,506              $18,384              $16,113         $15,453
10/01/1998 - 10/31/1998        $19,994              $18,844              $16,861         $16,084
11/01/1998 - 11/30/1998        $20,969              $19,764              $17,810         $16,927
12/01/1998 - 12/31/1998        $21,441              $20,208              $18,948         $17,974
01/01/1999 - 01/31/1999        $21,555              $20,315              $18,709         $18,214
02/01/1999 - 02/28/1999        $20,305              $19,137              $17,024         $16,738
03/01/1999 - 03/31/1999        $19,789              $18,651              $17,243         $16,999
04/01/1999 - 04/30/1999        $21,188              $19,970              $18,383         $18,523
05/01/1999 - 05/31/1999        $21,968              $20,704              $18,830         $18,793
06/01/1999 - 06/30/1999        $23,048              $21,723              $19,901         $19,642
07/01/1999 - 07/31/1999        $23,097              $21,769              $19,726         $19,104
08/01/1999 - 08/31/1999        $22,136              $20,863              $18,858         $18,397
09/01/1999 - 09/30/1999        $22,092              $20,821              $18,937         $18,401
10/01/1999 - 10/31/1999        $21,246              $20,024              $18,890         $18,476
11/01/1999 - 11/30/1999        $22,174              $20,899              $19,679         $19,579
12/01/1999 - 12/31/1999        $23,737              $22,372              $21,297         $21,796
01/01/2000 - 01/31/2000        $23,448              $22,099              $20,637         $21,445
02/01/2000 - 02/29/2000        $23,919              $22,544              $23,400         $24,986
03/01/2000 - 03/31/2000        $24,751              $23,328              $22,534         $23,339
04/01/2000 - 04/30/2000        $24,660              $23,242              $22,149         $21,934
05/01/2000 - 05/31/2000        $24,534              $23,123              $21,493         $20,655
06/01/2000 - 06/30/2000        $24,995              $23,558              $22,764         $22,456
07/01/2000 - 07/31/2000        $24,615              $23,200              $22,206         $21,733
08/01/2000 - 08/31/2000        $26,082              $24,583              $24,173         $23,392
09/01/2000 - 09/30/2000        $26,521              $24,996              $23,516         $22,704
10/01/2000 - 10/31/2000        $25,977              $24,483              $23,664         $21,691
11/01/2000 - 11/30/2000        $25,234              $23,783              $21,201         $19,464
12/01/2000 - 12/31/2000        $27,773              $26,176              $23,812         $21,135
01/01/2001 - 01/31/2001        $28,545              $26,903              $24,834         $22,237
02/01/2001 - 02/28/2001        $28,796              $27,140              $23,319         $20,778
03/01/2001 - 03/31/2001        $28,419              $26,784              $22,249         $19,762
04/01/2001 - 04/30/2001        $29,712              $28,003              $23,944         $21,307
05/01/2001 - 05/31/2001        $31,025              $29,241              $24,401         $21,831
06/01/2001 - 06/30/2001        $31,906              $30,071              $25,295         $22,585
07/01/2001 - 07/31/2001        $31,427              $29,620              $24,872         $21,363
08/01/2001 - 08/31/2001        $31,261              $29,463              $24,305         $20,673
09/01/2001 - 09/30/2001        $28,463              $26,826              $21,019         $17,890
10/01/2001 - 10/31/2001        $29,320              $27,634              $22,139         $18,937
11/01/2001 - 11/30/2001        $30,885              $29,109              $23,760         $20,402
12/01/2001 - 12/31/2001        $32,893              $31,002              $25,368         $21,661
01/01/2002 - 01/31/2002        $32,962              $31,067              $25,589         $21,436
02/01/2002 - 02/28/2002        $33,601              $31,669              $25,149         $20,849
03/01/2002 - 03/31/2002        $36,199              $34,117              $27,136         $22,523
04/01/2002 - 04/30/2002        $36,905              $34,783              $27,904         $22,728
05/01/2002 - 05/31/2002        $36,174              $34,094              $26,749         $21,719
06/01/2002 - 06/30/2002        $35,469              $33,429              $25,366         $20,641
07/01/2002 - 07/31/2002        $30,797              $29,027              $21,784         $17,525
08/01/2002 - 08/31/2002        $30,637              $28,876              $21,991         $17,481
09/01/2002 - 09/30/2002        $29,154              $27,478              $20,645         $16,226
10/01/2002 - 10/31/2002        $28,813              $27,157              $21,306         $16,746
11/01/2002 - 11/30/2002        $30,614              $28,854              $22,416         $18,240
12/01/2002 - 12/31/2002        $30,051              $28,323              $21,658         $17,224
01/01/2003 - 01/31/2003        $29,285              $27,601              $20,913         $16,747
02/01/2003 - 02/28/2003        $28,447              $26,811              $20,244         $16,241
03/01/2003 - 03/31/2003        $28,470              $26,833              $20,404         $16,451
04/01/2003 - 04/30/2003        $30,602              $28,843              $22,061         $18,010
05/01/2003 - 05/31/2003        $33,261              $31,349              $23,839         $19,943
06/01/2003 - 06/30/2003        $34,053              $32,095              $24,458         $20,304
07/01/2003 - 07/31/2003        $35,875              $33,812              $25,730         $21,575
08/01/2003 - 08/31/2003        $37,217              $35,077              $26,983         $22,563
09/01/2003 - 09/30/2003        $36,664              $34,558              $26,187         $22,146



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 2003 and reinvestment of income and capital gains distributions. The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap
600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03 (%)

SHARE CLASS        A              B              C              G              T           Z
INCEPTION       11/1/98        11/1/98        11/18/02       11/1/98        2/12/93     12/14/92
------------------------------------------------------------------------------------------------
             without  with  without  with  without  with  without  with  without  with  without
              sales  sales   sales  sales   sales  sales   sales  sales   sales  sales   sales
             charge  charge charge  charge charge  charge charge  charge charge  charge  charge
------------------------------------------------------------------------------------------------
11-month
(cumulative)  27.25  19.94   26.14  21.14   26.31  25.31   26.09  21.09   27.03  19.69   27.44
------------------------------------------------------------------------------------------------
1-year        25.75  18.52   24.62  19.62   24.79  23.79   24.56  19.56   25.53  18.36   26.06
------------------------------------------------------------------------------------------------
5-year        13.45  12.11   12.54  12.29   12.57  12.57   12.41  12.03   13.19  11.85   13.69
------------------------------------------------------------------------------------------------
10-year       13.87  13.20   13.42  13.42   13.43  13.43   13.35  13.35   13.74  13.07   14.16
------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The "with sales charge" returns include the maximum 5.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C sales charge of 1% which also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. For Class G shares, the CDSC for the holding period after purchase is as follows: through first year-5%, second year-4%, third year-4%, fifth year-4%, fifth year-3%, sixth year-2% and seventh year-1%, thereafter-0%. For Class T shares, the "with sales charge" returns include the maximum initial sales charge of 5.75%. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold only at NAV with no 12b-1 fee. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (November 1, 1998). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, and returns of Trust shares of the Shawmut Fund for periods prior to December 4, 1995.

  -----------------------------------------------------------------------------



Performance Information - Columbia Small Company Equity Fund

PERFORMANCE OF A $10,000 INVESTMENT ($)

                                       WITHOUT        WITH
                  10/01/93 - 9/30/03 SALES CHARGE SALES CHARGE
                  --------------------------------------------
                       Class A          18,474       17,406
                  --------------------------------------------
                       Class B          17,529       17,529
                  --------------------------------------------
                       Class C          17,476       17,476
                  --------------------------------------------
                       Class G          17,503       17,503
                  --------------------------------------------
                       Class T          18,461       17,394
                  --------------------------------------------
                       Class Z          19,240        n/a
                  --------------------------------------------

                                    [CHART]

                                Class A shares         Class A shares
                                   without                 with            Russell 2000    Russell 2000
                                 sales charge          sales charge        Growth Index       Index
                              -------------------      --------------      -------------   -------------
                                   $10,000                 $9,425              $10,000         $10,000
10/01/1993 - 10/31/1993            $10,147                 $9,564              $10,289         $10,257
11/01/1993 - 11/30/1993             $9,845                 $9,279               $9,872          $9,920
12/01/1993 - 12/31/1993            $10,158                 $9,574              $10,262         $10,259
01/01/1994 - 01/31/1994            $10,453                 $9,852              $10,535         $10,581
02/01/1994 - 02/28/1994            $10,387                 $9,790              $10,489         $10,543
03/01/1994 - 03/31/1994             $9,853                 $9,287               $9,844          $9,986
04/01/1994 - 04/30/1994             $9,829                 $9,264               $9,859         $10,045
05/01/1994 - 05/31/1994             $9,566                 $9,016               $9,639          $9,933
06/01/1994 - 06/30/1994             $9,033                 $8,513               $9,223          $9,595
07/01/1994 - 07/31/1994             $9,139                 $8,614               $9,355          $9,752
08/01/1994 - 08/31/1994             $9,755                 $9,194              $10,043         $10,295
09/01/1994 - 09/30/1994             $9,895                 $9,326              $10,086         $10,261
10/01/1994 - 10/31/1994            $10,141                 $9,558              $10,195         $10,221
11/01/1994 - 11/30/1994             $9,813                 $9,248               $9,782          $9,808
12/01/1994 - 12/31/1994            $10,151                 $9,567              $10,014         $10,072
01/01/1995 - 01/31/1995             $9,842                 $9,277               $9,811          $9,945
02/01/1995 - 02/28/1995            $10,243                 $9,654              $10,263         $10,359
03/01/1995 - 03/31/1995            $10,768                $10,149              $10,564         $10,537
04/01/1995 - 04/30/1995            $11,094                $10,456              $10,723         $10,771
05/01/1995 - 05/31/1995            $11,194                $10,550              $10,864         $10,957
06/01/1995 - 06/30/1995            $12,154                $11,455              $11,612         $11,525
07/01/1995 - 07/31/1995            $13,248                $12,486              $12,517         $12,189
08/01/1995 - 08/31/1995            $13,356                $12,588              $12,671         $12,441
09/01/1995 - 09/30/1995            $13,965                $13,162              $12,932         $12,664
10/01/1995 - 10/31/1995            $13,590                $12,808              $12,295         $12,098
11/01/1995 - 11/30/1995            $14,082                $13,272              $12,838         $12,606
12/01/1995 - 12/31/1995            $14,089                $13,279              $13,123         $12,939
01/01/1996 - 01/31/1996            $13,784                $12,992              $13,014         $12,925
02/01/1996 - 02/29/1996            $14,704                $13,858              $13,607         $13,328
03/01/1996 - 03/31/1996            $15,413                $14,526              $13,876         $13,600
04/01/1996 - 04/30/1996            $17,184                $16,196              $14,942         $14,327
05/01/1996 - 05/31/1996            $17,859                $16,832              $15,709         $14,892
06/01/1996 - 06/30/1996            $16,661                $15,703              $14,688         $14,280
07/01/1996 - 07/31/1996            $15,319                $14,439              $12,894         $13,033
08/01/1996 - 08/31/1996            $16,255                $15,321              $13,848         $13,790
09/01/1996 - 09/30/1996            $17,310                $16,315              $14,562         $14,330
10/01/1996 - 10/31/1996            $16,846                $15,878              $13,934         $14,109
11/01/1996 - 11/30/1996            $16,897                $15,925              $14,321         $14,690
12/01/1996 - 12/31/1996            $17,024                $16,045              $14,601         $15,075
01/01/1997 - 01/31/1997            $17,676                $16,659              $14,966         $15,377
02/01/1997 - 02/28/1997            $15,942                $15,025              $14,062         $15,004
03/01/1997 - 03/31/1997            $14,945                $14,086              $13,069         $14,296
04/01/1997 - 04/30/1997            $14,476                $13,644              $12,917         $14,336
05/01/1997 - 05/31/1997            $16,996                $16,019              $14,859         $15,931
06/01/1997 - 06/30/1997            $17,926                $16,895              $15,363         $16,614
07/01/1997 - 07/31/1997            $18,894                $17,808              $16,149         $17,386
08/01/1997 - 08/31/1997            $19,459                $18,340              $16,634         $17,785
09/01/1997 - 09/30/1997            $21,029                $19,820              $17,961         $19,086
10/01/1997 - 10/31/1997            $20,062                $18,908              $16,882         $18,249
11/01/1997 - 11/30/1997            $19,237                $18,131              $16,480         $18,130
12/01/1997 - 12/31/1997            $19,438                $18,320              $16,490         $18,447
01/01/1998 - 01/31/1998            $18,971                $17,880              $16,270         $18,156
02/01/1998 - 02/28/1998            $20,555                $19,373              $17,707         $19,497
03/01/1998 - 03/31/1998            $21,435                $20,202              $18,449         $20,301
04/01/1998 - 04/30/1998            $21,163                $19,946              $18,561         $20,412
05/01/1998 - 05/31/1998            $19,675                $18,544              $17,212         $19,312
06/01/1998 - 06/30/1998            $19,425                $18,308              $17,388         $19,353
07/01/1998 - 07/31/1998            $17,688                $16,671              $15,936         $17,785
08/01/1998 - 08/31/1998            $13,316                $12,550              $12,258         $14,331
09/01/1998 - 09/30/1998            $14,759                $13,911              $13,501         $15,453
10/01/1998 - 10/31/1998            $14,792                $13,941              $14,205         $16,084
11/01/1998 - 11/30/1998            $15,780                $14,873              $15,308         $16,927
12/01/1998 - 12/31/1998            $17,311                $16,315              $16,693         $17,974
01/01/1999 - 01/31/1999            $17,496                $16,490              $17,444         $18,214
02/01/1999 - 02/28/1999            $14,999                $14,137              $15,848         $16,738
03/01/1999 - 03/31/1999            $14,684                $13,840              $16,412         $16,999
04/01/1999 - 04/30/1999            $15,042                $14,177              $17,862         $18,523
05/01/1999 - 05/31/1999            $15,542                $14,648              $17,890         $18,793
06/01/1999 - 06/30/1999            $16,812                $15,845              $18,833         $19,642
07/01/1999 - 07/31/1999            $16,551                $15,599              $18,251         $19,104
08/01/1999 - 08/31/1999            $16,258                $15,323              $17,568         $18,397
09/01/1999 - 09/30/1999            $16,692                $15,732              $17,908         $18,401
10/01/1999 - 10/31/1999            $16,996                $16,019              $18,366         $18,476
11/01/1999 - 11/30/1999            $19,785                $18,647              $20,307         $19,579
12/01/1999 - 12/31/1999            $24,051                $22,668              $23,887         $21,796
01/01/2000 - 01/31/2000            $23,834                $22,464              $23,665         $21,445
02/01/2000 - 02/29/2000            $29,521                $27,824              $29,172         $24,986
03/01/2000 - 03/31/2000            $29,435                $27,743              $26,106         $23,339
04/01/2000 - 04/30/2000            $25,626                $24,153              $23,469         $21,934
05/01/2000 - 05/31/2000            $24,130                $22,742              $21,414         $20,655
06/01/2000 - 06/30/2000            $26,910                $25,362              $24,180         $22,456
07/01/2000 - 07/31/2000            $24,240                $22,846              $22,108         $21,733
08/01/2000 - 08/31/2000            $26,531                $25,005              $24,434         $23,392
09/01/2000 - 09/30/2000            $25,509                $24,043              $23,219         $22,704
10/01/2000 - 10/31/2000            $23,609                $22,251              $21,334         $21,691
11/01/2000 - 11/30/2000            $20,788                $19,592              $17,460         $19,464
12/01/2000 - 12/31/2000            $22,736                $21,428              $18,528         $21,135
01/01/2001 - 01/31/2001            $24,086                $22,701              $20,027         $22,237
02/01/2001 - 02/28/2001            $22,357                $21,071              $17,281         $20,778
03/01/2001 - 03/31/2001            $20,993                $19,786              $15,711         $19,762
04/01/2001 - 04/30/2001            $22,303                $21,020              $17,634         $21,307
05/01/2001 - 05/31/2001            $22,932                $21,613              $18,043         $21,831
06/01/2001 - 06/30/2001            $23,771                $22,404              $18,535         $22,585
07/01/2001 - 07/31/2001            $23,037                $21,712              $16,954         $21,363
08/01/2001 - 08/31/2001            $22,053                $20,785              $15,894         $20,673
09/01/2001 - 09/30/2001            $18,319                $17,266              $13,329         $17,890
10/01/2001 - 10/31/2001            $19,591                $18,464              $14,611         $18,937
11/01/2001 - 11/30/2001            $21,097                $19,884              $15,831         $20,402
12/01/2001 - 12/31/2001            $22,709                $21,403              $16,818         $21,661
01/01/2002 - 01/31/2002            $21,726                $20,477              $16,219         $21,436
02/01/2002 - 02/28/2002            $20,101                $18,945              $15,170         $20,849
03/01/2002 - 03/31/2002            $21,699                $20,451              $16,488         $22,523
04/01/2002 - 04/30/2002            $20,861                $19,662              $16,132         $22,728
05/01/2002 - 05/31/2002            $19,355                $18,242              $15,188         $21,719
06/01/2002 - 06/30/2002            $17,847                $16,821              $13,900         $20,641
07/01/2002 - 07/31/2002            $14,872                $14,017              $11,764         $17,525
08/01/2002 - 08/31/2002            $14,899                $14,042              $11,758         $17,481
09/01/2002 - 09/30/2002            $14,191                $13,375              $10,909         $16,226
10/01/2002 - 10/31/2002            $14,715                $13,869              $11,461         $16,746
11/01/2002 - 11/30/2002            $16,077                $15,153              $12,597         $18,240
12/01/2002 - 12/31/2002            $15,042                $14,177              $11,727         $17,224
01/01/2003 - 01/31/2003            $14,308                $13,485              $11,408         $16,747
02/01/2003 - 02/28/2003            $13,902                $13,102              $11,104         $16,241
03/01/2003 - 03/31/2003            $14,295                $13,473              $11,272         $16,451
04/01/2003 - 04/30/2003            $15,277                $14,399              $12,338         $18,010
05/01/2003 - 05/31/2003            $17,006                $16,029              $13,728         $19,943
06/01/2003 - 06/30/2003            $17,413                $16,412              $13,993         $20,304
07/01/2003 - 07/31/2003            $18,290                $17,239              $15,051         $21,575
08/01/2003 - 08/31/2003            $19,156                $18,054              $15,859         $22,563
09/01/2003 - 09/30/2003            $18,474                $17,406              $15,462         $22,146


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on October 1, 1993 and reinvestment of income and capital gains distributions. On October 13, 2003, the fund's primary benchmark was changed to the Russell 2000 Growth Index. During the reporting period, the fund's primary benchmark was the S&P 500 Index. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index, also an unmanaged index, tracks the performance of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03 (%)

SHARE CLASS        A              B              C              G              T           Z
INCEPTION       11/18/02       11/18/02       11/18/02        3/4/96        12/30/91    12/30/91
------------------------------------------------------------------------------------------------
             without  with  without  with  without  with  without  with  without  with  without
              sales  sales   sales  sales   sales  sales   sales  sales   sales  sales   sales
             charge  charge charge  charge charge  charge charge  charge charge  charge  charge
------------------------------------------------------------------------------------------------
11-month
(cumulative)  25.56  18.29   24.51  19.51   24.13  23.13   24.32  19.32   25.47  18.20   25.95
------------------------------------------------------------------------------------------------
1-year        30.19  22.72   28.99  23.99   28.60  27.60   28.79  23.79   30.10  22.63   30.61
------------------------------------------------------------------------------------------------
5-year         4.59   3.36    3.80   3.46    3.74   3.74    3.77   3.25    4.57   3.34    5.01
------------------------------------------------------------------------------------------------
10-year        6.33   5.70    5.77   5.77    5.74   5.74    5.76   5.76    6.32   5.69    6.76
------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase is as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charge and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, Class B, and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A, B, and C shares were initially offered by the Fund. The returns of Class B and Class C shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for Class G and T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include the returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

                                    [GRAPHIC]


                        Portfolio Reviews

NET ASSET VALUE PER SHARE AS OF 9/30/03 ($)

                                 Class A 14.01
                                 Class B 14.00
                                 Class C 14.00
                                 Class G 14.00
                                 Class T 14.01
                                 Class Z 14.01

DISTRIBUTIONS DECLARED PER SHARE 11/1/02 - 9/30/03 ($)

                                  Class A 0.22
                                  Class B 0.14
                                  Class C 0.11
                                  Class G 0.13
                                  Class T 0.23
                                  Class Z 0.27

COLUMBIA ASSET ALLOCATION FUND

By Harvey B. Hirschhorn
Lead Portfolio Manager
   The Board of Trustees for Columbia Asset Allocation Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will cover the six-month period from October 1, 2003 through March 31, 2004. On October 13, 2003, the Lehman Brothers Aggregate Bond Index was added as an additional benchmark to provide a more comprehensive comparison to the fund's portfolio of both stocks and bonds.
   For the 11-month period ended September 30, 2003, Columbia Asset Allocation Fund class A shares returned 10.80% without sales charge. The fund, which typically has an allocation of 60% stocks and 40% bonds, came out behind the 14.33% return of the S&P 500 Index. The fund beat the Lehman Brothers Aggregate Bond Index's 5.89% return. We believe our large- and mid-cap value investments caused the fund to underperform the Morningstar(R) Moderate Asset Allocation Category average of 11.93%./1/ As investors returned to the stock market, the higher quality stocks we owned trailed the performance of lower quality companies. In addition, telecommunications and consumer staples stocks posted disappointing returns.

---------
/1/ (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Asset allocation as of September 30, 2003 (%)

                                    [CHART]


Common stocks                 63.8
Corporate notes and bonds     14.9
Mortgage-backed securities    10.4
Asset-backed securities        4.4
Other                          6.5


MORE FAVORABLE STOCK MARKET ENVIRONMENT
   With expectations of an improving economy and stock market, we positioned the fund with a modest overweight - about 63% of assets, on average - in stocks. Stocks made little headway leading up to the war in Iraq, but then rallied nicely following the swift conclusion of major military conflicts last spring. With an economic recovery looking more likely, investors began favoring stocks with strong earnings growth prospects. Bonds, which had done well when the economy was sluggish, began to falter. We reduced our fixed-income position shortly before bond prices tumbled in the third quarter.

FOCUS ON SMALL- AND LARGE-CAP STOCKS
   On the stock side, we emphasized small- and large-cap stocks with a more neutral stake in the mid-cap area. In each of these three areas, we split our investments evenly between growth and value names where valuations seemed equally attractive. Small-cap stocks, which had the advantage of earnings growth visibility in a strengthening economy, were among the strongest performers for the period. The fund's small investment in real estate investment trusts, which beat the broader stock market, also contributed positively to performance.

Top 5 equity sectors as of September 30, 2003 (%)

                                    [CHART]

Financials              13.0
Information technology  11.0
Consumer discretionary   9.8
Health care              9.1
Industrials              6.4


Sector and asset allocation breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these sectors or asset allocation in the future.

  -----------------------------------------------------------------------------




TOP 5 EQUITY HOLDINGS AS OF 9/30/03 (%)

                            Citigroup           1.9
                            Pfizer              1.3
                            SPDR Trust Series 1 1.3
                            Microsoft           1.1
                            Intel               1.0

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.


   Large-cap stocks did perform well over the past year, initially driven by valuations and liquidity. Mid-cap stocks outperformed large-cap stocks in this time period. On the value side, our high quality investments in both the large- and mid-cap sectors were disappointments as investors shifted toward lower quality companies. In addition, our telecommunications investments suffered from intense industry competition, while many of our consumer staples stocks, primarily branded food companies, posted disappointing returns.

CHANGES TO ASSET ALLOCATION
   The fund's focus on high-yield bonds benefited performance. As the difference between yields on high-yield bonds and investment grade bonds narrowed, high-yield bonds performed better than corporate bonds. In the spring, we slightly trimmed our high-yield holdings. However, we continue to believe that high-yield bonds offer better total return potential than investment grade bonds.

   Late in the period, we scaled back on small-cap stocks and shifted some of the proceeds into international stocks. We believe foreign stocks offer attractive valuations and good prospects, given the likelihood of continued weakness in the US dollar and improving economies globally. Going forward, we plan to keep our above-average stake in stocks, which we think will outperform bonds. We expect stocks to do well as the economy strengthens, corporate profits grow, productivity improves and inflation remains low.

/s/ Harvey B. Hirschhorn

Harvey B. Hirschhorn, CFA, is the lead portfolio manager of the fund. He has been associated with the advisor and its predecessors since 1973. Mr. Hirschhorn is responsible for allocating the fund's assets among the various asset classes, while investment decisions for the portion of the fund allocated to each asset class are made by investment professionals with particular expertise in such asset class. As of November 11, 2003, Paul Berlinguet became the manager of the small-cap growth stocks category.


 An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

  -----------------------------------------------------------------------------



Portfolio Reviews

NET ASSET VALUE PER SHARE AS OF 9/30/03 ($)

                                 Class A 17.59
                                 Class B 16.96
                                 Class C 16.98
                                 Class G 16.43
                                 Class T 17.50
                                 Class Z 17.84

DISTRIBUTIONS DECLARED PER SHARE 11/1/02 - 9/30/03 ($)

                                  Class A 0.03
                                  Class B 0.00
                                  Class C 0.00
                                  Class G 0.00
                                  Class T 0.00
                                  Class Z 0.06

COLUMBIA LARGE CAP GROWTH FUND

By Bob Armknecht and Alexander S. Macmillan
Portfolio Managers

   The Board of Trustees for Columbia Large Cap Growth Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from October 1, 2003 through March 31, 2004. On October 13, 2003, the fund's primary benchmark was changed to the Russell 1000 Growth Index to provide a more useful comparison of the fund's relative performance. During this reporting period, the fund's benchmark was the S&P 500 Index.
   For the 11-month period ended September 30, 2003, class A shares of Columbia Large Cap Growth Fund returned 9.72% without sales charge. The fund trailed the S&P 500 Index and the Morningstar Large Blend Category average, which returned 14.33% and 13.19%, respectively, over the same period./1/ The fund also came out behind the Russell 1000 Growth Index, which returned 15.34% for the 11-month period.
   An emphasis in the energy area held back results. We believe the country's high level of energy consumption will ultimately lead to increased energy exploration. Therefore, we maintained substantial investments in oil service drilling companies. Our enthusiasm for this area was not shared by other investors. Therefore, the performance of the energy stocks in the portfolio was disappointing.

TECH AND FINANCIALS RALLY
   At 28.3% of net assets, information technology was the biggest position in the portfolio. Tech stocks made a strong comeback after three years of sharp declines. Signs of a pickup in capital spending on technology products led to anticipation of better earnings and increased investor interest in the sector.
   Stocks in the financial sector also recovered from low levels. Early in the period, J.P. Morgan Chase, Bank of New York and Citigroup suffered because of their business dealings with companies such as Enron and WorldCom (neither of which were in the portfolio). In our judgment, the stock prices of these financial companies became unduly depressed. We had substantial holdings in each of these stocks, all of which rebounded nicely and contributed positively to performance. We continue to own Citigroup (3.3% of net assets), but eliminated J.P. Morgan Chase and Bank of New York as we pared back on our financial weighting to bring it more in line with the Russell benchmark./2/

CONSUMER STOCKS PROVIDED MIXED RESULTS
   The performance of some consumer staples stocks, including Kraft Foods and Walgreen, proved disappointing. We sold our stakes in both names. In the consumer discretionary area, results overall were more positive. Selected media stocks such as Liberty Media did well, as did retailers Target and Chico's FAS (0.8%, 1.9% and 1.0% of net assets, respectively). We believe tax refunds and the mortgage refinancing boom, which have increased consumers' disposable income, were instrumental in boosting returns in the consumer discretionary area.

OPPORTUNITY IN MARKET NICHES
   While we continued to own some big, traditional pharmaceutical companies, such as Pfizer (5.0% of net assets), we also emphasized niche-oriented companies. For example, we invested in Teva Pharmaceutical Industries, a generic drug manufacturer, and Boston Scientific (1.8% and 1.1% of net assets, respectively), which produces stents used in heart surgery. Both stocks advanced nicely during the period.

Sector breakdown as of September 30, 2003 (%)

                                    [CHART]


Information technology     28.3
Health care                23.0
Consumer discretionary     20.2
Consumer staples            8.5
Financials                  6.8
Industrials                 7.6
Energy                      3.0
Telecommunication services  1.7
Other                       0.9


Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these sectors in the future.

---------
/1/ (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
/2/ Holdings are disclosed as of September 30, 2003, and are subject to change.

  -----------------------------------------------------------------------------




TOP 10 HOLDINGS AS OF 9/30/03 (%)

                              Microsoft        5.0
                              Pfizer           5.0
                              Intel            4.7
                              General Electric 3.9
                              Cisco            3.6
                              Citigroup        3.3
                              Amgen            2.7
                              Dell             2.6
                              PepsiCo          2.3
                              Lowe's           2.1

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

REASONS FOR OPTIMISM
   Economic data and corporate profits have improved, and we are generally positive about the prospects for the economy and the stock market. We have restructured the portfolio to be more in line with the Russell 1000 Growth Index and believe the fund is well positioned to take advantage of a better investment environment in the months ahead.

             /s/ Robert G. Armknecht         /s/ Alec MacMillan

Bob Armknecht, CFA, has managed the Columbia Large Cap Growth Fund since its inception in December 1990. He has managed equity portfolios for Columbia Management Advisors, Inc. and its predecessors since 1988. Alexander S. Macmillan, CFA, has co-managed the fund since July 1, 2003. On October, 20, 2003 Paul Berlinguet replaced Robert Armknecht as co-manager. He joined the advisor in October 2003.


 An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business development and the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

  -----------------------------------------------------------------------------



Portfolio Reviews

NET ASSET VALUE PER SHARE AS OF 9/30/03 ($)

Class A                             11.02
Class B                             10.49
Class C                             10.47
Class G                             10.50
Class T                             11.00
Class Z                             11.24


COLUMBIA DISCIPLINED VALUE FUND

By Eric Remole and Michael Welhoelter
Portfolio Managers
   The Board of Trustees for Columbia Disciplined Value Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from October 1, 2003 through March 31, 2004. On October 13, 2003, the fund's primary benchmark was changed to the Russell 1000 Value Index to provide a more useful comparison to the fund's relative performance. During this reporting period, the fund's benchmark was the S&P 500 Index.
   For the 11-month period ended September 30, 2003, Columbia Disciplined Value Fund class A shares returned 15.03% without sales charge. The fund performed better than both the S&P 500 Index and the Morningstar Large Blend Category average, which returned 14.33% and 13.19%, respectively./1/ The fund came out slightly behind the Russell 1000 Value Index, however, which returned 15.79% for the period. Our emphasis on a weaker performing area of the energy sector - oil service stocks - along with specific stock disappointments contributed to the fund's modest underperformance.
   Among the factors that boosted the fund's returns were its investments in stocks of companies with smaller market capitalizations. The small-cap sector tends to perform relatively well in the early stages of an economic recovery and enjoyed prices that were attractive versus the prices for stocks of companies with larger capitalizations. Significant investments in stocks of companies with sizable debt also helped performance, as falling interest rates improved the credit position of holdings such as TXU Corp. in the utilities sector and Cendant Corp. in the industrial sector (2.1% and 2.0% of net assets, respectively)./2/ Selected investments in the

---------
/1/ (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
/2/ Holdings are disclosed as of September 30, 2003, and are subject to change. consumer services sector also performed well, with strong returns from holdings such as Royal Caribbean Cruises Ltd. (1.0% of net assets). The fund also had a sizable stake in financials, which posted healthy gains even though they did not keep pace with the market.
   These positives helped offset our overall underweight in companies involved with oil refining and energy reserves, which performed relatively well as oil and gas prices rose. Our largest investment in this area was Exxon Mobil Corp. (4.9% of net assets). Weaker performances from oil service stocks, such as Global Santa Fe (no longer in the portfolio), hampered returns as demand for new oil exploration and drilling remained flat. Selected business services stocks were also disappointments.

INCREASED FOCUS ON QUALITY
   We continued to synchronize the portfolio's industry weightings with those of its market benchmark, while increasing our emphasis on individual stocks of higher quality companies with strong profit margins, earnings and cash flows. Our purchases during the period included Monsanto Co. (2.3% of net assets) in the basic materials group, because of its strong cash flow and improved earnings; Mattel (1.2 % of net assets) in the consumer services group, due to its improving profit margins and balance sheet; and Ambac Financial Group (1.3% of net assets), due to its relatively high profit margins.
   Other purchases included companies with strong growth prospects such as Valero Energy Corp. and AOL Time Warner (1.6% and 0.8% of net assets, respectively).

Sector breakdown as of September 30, 2003 (%)

              [CHART]


Financials                       33.8
Consumer discretionary           10.3
Energy                            9.2
Other                             0.8
Industrials                      10.4
Telecommunication services        6.9
Information technology            5.1
Utilities                         6.1
Consumer staples                  5.9
Health care                       5.8
Materials                         5.7


Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.

  -----------------------------------------------------------------------------




TOP 10 HOLDINGS
AS OF 9/30/03 (%)

Exxon Mobil                         4.9
Citigroup                           3.9
SBC Communications                  3.9
Bank of America                     3.4
Charter One Financial               2.7
Verizon Communications              2.4
Comerica                            2.3
Monsanto Co                         2.3
TXU                                 2.1
US Bancorp                          2.0

Holdings are calculated as a percentage of net assets. Because the fund is actively manage, there is no guarantee the fund will maintain these holdings in the future.

   In the forest product and specialty chemical groups, we added Rayonier and Sigma-Aldrich (0.6% and 1.3% of net assets, respectively), which offered attractive profit margins and improved earnings. In the consumer area, we eliminated the fund's position in BJ's Wholesale Club because of the stock's low quality rating and negative price momentum. We also exited from Home Depot, amid concerns that the company's business outlook could not support its stock price.

IN SEARCH OF A BUSINESS CATALYST
   We believe that stocks in the value sector will perform in line with the rest of the market in the months to come. We expect to continue emphasizing attractively priced stocks of higher quality companies whose business prospects have been clearly improving. We will likely also look for companies that enjoy some business catalyst for positive earnings surprises and upward revisions in their earnings forecasts.

/s/ Eric Remole /s/ Michael A. Welhoelter

Eric Remole and Michael Welhoelter have co-managed the fund since November 2002. They have been with Columbia Management Advisors, Inc. and its predecessors since 2001.


 An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

 Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

 Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

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Portfolio Reviews

NET ASSET VALUE PER SHARE AS OF 9/30/03 ($)

                                 Class A 10.83
                                 Class B 10.75
                                 Class C 10.71
                                 Class G 10.67
                                 Class T 10.78
                                 Class Z 11.01

DISTRIBUTIONS DECLARED PER SHARE 11/1/02- 9/30/03 ($)

                                  Class A 0.04
                                  Class B 0.01
                                  Class C 0.01
                                  Class G 0.00
                                  Class T 0.06
                                  Class Z 0.11

TOP 10 HOLDINGS AS OF 9/30/03 (%)

                              Vodafone Group  2.4
                              Credit Suisse
                                Group         2.3
                              BHP Billiton    2.1
                              BP PLC          2.1
                              Matsushita
                                Electric      2.0
                              Siam Cement     1.9
                              Novartis AG     1.8
                              Credit Agricole
                                SA            1.6
                              Millea Holdings 1.6
                              Canon           1.6

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these holdings in the future.

COLUMBIA INTERNATIONAL EQUITY FUND

By Christopher Legallet and James McAlear Portfolio Managers

   The Board of Trustees for Columbia International Equity Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from October 1, 2003 through March 31, 2004.
   For the 11-month period ended September 30, 2003, Columbia International Equity Fund class A shares returned 17.23% without sales charge. The fund's return fell short of the MSCI AC World Free ex-US Index, which returned 22.46%. The fund, however, outperformed the Morningstar(R) Foreign Stock Category, which returned 15.15% over the same period./1/ We believe that most of the fund's underperformance versus the index occurred in the second quarter of 2003. At that time, its relatively small allocation to lower quality companies, such as banks in Japan and insurance companies in Europe, held back results. The SARS (Severe Acute Respiratory Syndrome) epidemic took an added toll on performance, hurting companies affected by the slowdown in the Asian travel industry. An underweight in Europe, particularly in Germany, also had a negative effect on total return. Because of its relatively small commitment to Europe, the fund did not fully participate in the rebound in European stocks nor did it fully benefit from the substantial rise in the euro relative to the US dollar.

AN IMPROVED INVESTMENT ENVIRONMENT
   Over the 11-month reporting period, the investment environment changed dramatically. At the beginning of the period, uncertainty about the war in Iraq, SARS and the global economic slowdown weighed heavily on investor sentiment. Once the official end of the war was announced and SARS appeared under control, investors began focusing on data that indicated improved economic growth in the second half of 2003 and into 2004. Against this backdrop, investors returned to the stock market, and stock valuations rose from very low levels.

INCREASED INVESTMENT IN JAPAN BENEFITED THE FUND
   During the last four months of the period, the investment environment in Japan became more favorable. There was a rebound in corporate profits, deflationary pressures eased, the number of non-performing bank loans declined and it appeared that Japan's long-term banking crisis had stabilized. In September 2003, the yen rose sharply in relation to the US dollar. The stronger yen along with the rising value of stocks contributed substantially to performance. As we became more positive about Japan, we increased our investment there, particularly in the financial area, where we added UFJ Holdings, a large bank; insurance companies Millea Holdings, Inc. and Daido Life Insurance; and Nomura Holdings, Inc., a diversified financial company./2/
   Outside Japan, Thailand aided results. The country's low interest rates sparked a pick-up in consumer spending, stock valuations remained attractive and profit growth was robust. Siam Cement, which is benefiting from a construction boom in Thailand, was one of the biggest contributors to the fund's return.

Sector breakdown as of September 30, 2003 (%)

            [CHART]


Financials                  22.6
Consumer Discretionary      18.6
Information Technology      12.9
Health Care                 11.2
Other                        1.1
Industrials                 11.0
Materials                    5.0
Consumer Staples             5.5
Energy                       4.6
Telecommunication services   6.5
Utilities                    1.0


Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.

---------
/1/ (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
/2/ Holdings are disclosed as a percentage of net assets as of September 30, 2003 and are subject to change: UFJ Holdings (0.7%), Millea Holdings (1.6%), Daido Life Insurance (0.5%), Nomura Holdings, Inc. (0.8%) and Siam Cement (1.9%).

  -----------------------------------------------------------------------------




TOP 5 COUNTRIES AS OF 9/30/03 (%)

                              Japan          24.5
                              United Kingdom 20.3
                              France          7.5
                              Switzerland     5.9
                              Spain           5.9

Country breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these country breakdowns in the future.


GERMANY WAS A STRONG LATE-PERIOD PERFORMER
   In Germany, stocks rebounded from their lows, as investors showed approval of the government's plans to trim taxes. Because we believe that long-term prospects for Germany are favorable, we began adding German stocks to the portfolio, increasing the fund's allocation from about 0.5% to about 3.5% of net assets.

LOOKING TOWARD A SYNCHRONOUS GLOBAL ECONOMIC RECOVERY
   We believe we are at the beginning stages of a global economic recovery. A recent report of the Organization for Economic Cooperation and Development stated that leading economic indicators for nearly all major countries began to improve in April 2003. We believe these indicators were a precursor to more positive economic news. We think the fund is well positioned to take advantage of a better economic environment in the coming months.

              /s/ Chris Legallet        /s/ James M. McAlear

Christopher Legallet has co-managed the Columbia International Equity Fund since August 2002. He has managed investment portfolios for Columbia Management Advisors, Inc. and its predecessors since 1997. James McAlear has co-managed the Columbia International Equity Fund since August 2002. He has managed investment portfolios for Columbia Management since 1992.


 There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

  -----------------------------------------------------------------------------



Portfolio Reviews

NET ASSET VALUE PER SHARE AS OF 9/30/03 ($)

                                 Class A 11.22
                                 Class B 10.99
                                 Class C 10.99
                                 Class G 10.89
                                 Class T 11.18
                                 Class Z 11.25

DISTRIBUTIONS DECLARED PER SHARE 11/1/02 - 9/30/03 ($)

                                  Class A 0.05
                                  Class B 0.01
                                  Class C 0.01
                                  Class G 0.01
                                  Class T 0.05
                                  Class Z 0.09


COLUMBIA LARGE CAP CORE FUND

By Greg Miller
Portfolio Manager
   The Board of Trustees for Columbia Large Cap Core Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from October 1, 2003 through March 31, 2004.
   For the 11-month period ended September 30, 2003, class A shares of Columbia Large Cap Core Fund returned 9.96% without sales charge. The S&P 500 Index returned 14.33%, while the Morningstar(R) Large Blend Category returned 13.19% over the same period./1/ We believe that most of the fund's underperformance occurred in the second calendar quarter of 2003, when the fund's relatively conservative investment mix did not fully participate in the significant upturn in the stock market.

CONSUMER SPENDING BENEFITED THE ECONOMY
   Tax cuts and lower interest rates - which spurred a boom in mortgage refinancing - put more money in consumers' pockets during the period. As a result, consumer spending rose significantly and economic growth picked up to a meaningful pace by the end of the period. In this environment, stocks made strong gains, particularly in the second quarter of 2003. However, we were not convinced that these gains were sustainable. We were concerned that if interest rates reversed course and moved higher, they could have a negative effect on stocks. Indeed, when data began to indicate that the economy might improve, interest rates rose and stocks pulled back in the final weeks of the period.

HEALTH CARE STOCKS WERE DISAPPOINTING
   We believe the fund's return was less than its benchmark because of its relatively conservative positioning. In particular, our investments in the defensive health care sector were a drag on performance. Large pharmaceutical companies such as Wyeth (0.5% of net assets)/2/, Merck & Company and Bristol-Myers Squibb (both no longer held by the fund at period end) lost ground as the pharmaceutical industry faced a slowdown in the number of blockbuster drugs to emerge from research and development, patent expirations, and concerns about generic less expensive, foreign substitutes. Concerns about the importation of less expensive drugs from foreign countries also hurt the industry's overall performance.

STOCK SELECTION A PLUS IN FINANCIAL SERVICES, TECHNOLOGY AND CONSUMER SECTORS
   In the financial sector, we emphasized companies that benefited from the large volume of mortgage refinancing. These included Wells Fargo & Co. and Bank of America (1.9% and 2.7% of net assets, respectively). We also favored large diversified financial institutions, such as Citigroup Inc. (4.5% of net assets), which enjoyed rising revenues because of the upturn in securities trading.
   In the information technology area, we were rewarded by our investment in high quality companies that had been beaten down over the past three years. For example, our investments in Texas Instruments and Avnet Inc. made positive contributions to the fund's return. We sold both stocks and took profits at the end of the period.
   Consumer discretionary stocks, particularly retailers, also helped boost total return. For example, Lowe's Companies (1.2% of net assets), a building supply store, was a particularly strong performer. Lowe's benefited from dramatic growth in the real estate and construction industries as well as from the high level of consumer spending.

Sector breakdown as of September 30, 2003 (%)

            [CHART]


Financials                 18.0
Health care                14.4
Information technology     17.5
Consumer discretionary     14.5
Industrials                15.3
Consumer staples            7.2
Energy                      7.3
Telecommunication services  1.9
Utilities                   0.6
Materials                   3.3


Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.

---------
/1/ (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
/2/ Holdings are disclosed as of September 30, 2003, and are subject to change.

  -----------------------------------------------------------------------------




TOP 10 EQUITY HOLDINGS AS OF 9/30/03 (%)

                              Microsoft        4.7
                              Citigroup        4.5
                              Pfizer           3.9
                              Bank of America  2.7
                              PepsiCo          2.7
                              General Electric 2.6
                              Cisco Systems    2.5
                              Procter &
                                Gamble         2.0
                              Viacom           2.0
                              Exxon Mobil      2.0

Top holdings are calculated as a percentage of total net assets. Because the Fund is actively managed, there is no guarantee the Fund will maintain these holdings in the future.

A CONSERVATIVE FOCUS
   For the period ahead, we expect to maintain a relatively conservative emphasis. We continue to focus on high quality companies that offer what we believe to be excellent value and return potential going forward.

/s/ Gregory M. Miller

Greg Miller has managed the Columbia Large Cap Core Fund since July 1998. He has managed equity portfolios for Columbia Management Advisors, Inc. and its predecessors since 1985.

Sean P. Wilson, CFA and Michael R. Pelosi, CFA became co-managers of the fund in October 2003. Mr. Wilson and Mr. Pelosi are both co-heads of the institutional large-cap core equity team. Mr. Wilson joined the advisor in June 2003 and Mr. Pelosi joined in 1986.


 An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

  -----------------------------------------------------------------------------



Portfolio Reviews

NET ASSET VALUE PER SHARE AS OF 9/30/03 ($)

                                 Class A 15.30
                                 Class B 14.75
                                 Class C 14.77
                                 Class G 14.63
                                 Class T 15.16
                                 Class Z 15.45

DISTRIBUTIONS DECLARED PER SHARE 11/1/02 - 9/30/03 ($)

                                  Class A 0.65
                                  Class B 0.65
                                  Class C 0.65
                                  Class G 0.65
                                  Class T 0.65
                                  Class Z 0.66


COLUMBIA SMALL CAP FUND
By Peter Larson Portfolio Manager
   The Board of Trustees for Columbia Small Cap Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from October 1, 2003 through March 31, 2004.
   For the 11-month period ended September 30, 2003, Columbia Small Cap Fund class A shares returned 27.25% without sales charge. The fund trailed the Russell 2000 Index, which returned 32.26%, and matched its competitive peer group, the Morningstar Small Blend Category, which returned 27.25% during the same period./1/
   Although the fund delivered strong double-digit returns for the period, its performance was somewhat held back by its underweight in technology and health care - the strongest performers within the index for the period. The fund's bias toward value also hurt relative performance as the rally in equity prices was driven mostly by the growth component of the index, and favored the most speculative issues. Strong stock selection within the industrials sector, in which the fund was overweighted, helped performance over the period.

BIGGER GAINS FROM SMALLER STOCKS
   Early in 2003 we began to focus on the smallest of the small stock universe. We built positions in companies such as Performance Technologies, a telecommunications equipment manufacturer; Kforce, a specialty recruiting company; Computer Task Group, an information technology company; and Res-Care, which provides services to people with physical and mental disabilities./2/ These micro-cap stocks performed well over the period and helped us catch some of the rally that we otherwise might have sidestepped. We still view the technology sector, where valuations seem high, with caution.

Sector breakdown as of September 30, 2003 (%)

            [CHART]


Industrials                21.1
Consumer discretionary     15.7
Health care                11.9
Information technology     13.6
Other                      10.3
Financials                  8.4
Materials                   7.4
Energy                      4.5
Utilities                   3.7
Consumer staples            2.8
Telecommunication serivces  0.6


Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.
   Our overweight position in industrial stocks, which performed well during the period, aided fund performance. This sector includes: trucking, machinery, building products and transportation. Many industrial companies have succeeded in an improving economic environment because they have contained costs and increased profitability. As economic conditions continue to improve, we believe that industrials have the potential to experience earnings growth that is even better than that of the technology sector.
   One company in particular within the industrial sector, and one that we have held since 2000, is Albany International - a paper products and services company. Albany International has enjoyed strong earning growth, partly because of its ability to pay off debt, cut expenses across the company and improve revenues. We believe that as economic conditions continue to improve, the company has the potential to generate higher profits and a higher stock price.

---------
/1/ (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
/2/ Holdings are disclosed as a percentage of net assets as of September 30, 2003 and are subject to change: Performance Technologies (0.5%), Kforce (0.7%), Computer Task Group (0.3%), Res-Care (0.7%) and Albany International (1.6%).

  -----------------------------------------------------------------------------




TOP 10 HOLDINGS
AS OF 9/30/03 (%)

                             Albany
                               International   1.6
                             Benchmark
                               Electronics     1.5
                             Invacare          1.5
                             Armor Holdings    1.0
                             Unifirst          1.0
                             ProQuest          1.0
                             Chicago Bridge
                               & Iron          1.0
                             West
                               Pharmaceuticals 0.9
                             ADVO              0.9
                             Thoratec          0.9

Top holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these holdings in the future.

SMALL-CAP GROWTH LINKED TO ECONOMY'S PROSPECTS
   Further gains in the small-cap sector - and the market as a whole - are likely to depend on further improvements in the economy and corporate earnings. Much of last year's gains were based on continued improvements in both. Because we believe that there could be short-term risk to the stock market if the economy stumbles or if earnings reports prove disappointing, we have tried to limit our risk exposure by focusing on companies that have been profitable and well managed and whose stocks are attractively priced. That said, we are cautiously optimistic. An improving economic environment has the potential to benefit the small-cap sector more than any other. It has traditionally led during market advances as the economy recovers. We believe that the fund is well positioned for an improving environment while carrying less risk than more growth-oriented funds.

/s/ Peter Larson

Peter Larson has managed the Columbia Small Cap Fund since 1992. He has managed small company portfolios for Columbia Management Advisors, Inc. and its predecessors since 1963.


 An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

 Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

  -----------------------------------------------------------------------------



Portfolio Reviews

NET ASSET VALUE PER SHARE AS OF 9/30/03 ($)

Class A                             14.10
Class B                             13.26
Class C                             13.22
Class G                             13.24
Class T                             14.09
Class Z                             14.85


COLUMBIA SMALL COMPANY EQUITY FUND

By William Garrison
Portfolio Manager
   The Board of Trustees for Columbia Small Company Equity Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from October 1, 2003 through March 31, 2004. On October 13, 2003, the fund's primary benchmark was changed to the Russell 2000 Growth Index to provide a more useful comparison of the fund's relative performance. During this reporting period, the fund's benchmark was the S&P 500 Index.
   For the 11-month period ended September 30, 2003, class A shares of Columbia Small Company Equity Fund returned 25.56% without sales charge. Over the same period, the Russell 2000 Growth Index returned 34.90%, while the Morningstar Small Company Growth Category returned 28.87%./1/
   The fund trailed its market benchmark over the period primarily because the smallest, most speculative stocks within the benchmark were the strongest performers. The fund was relatively underweighted in these small and micro-cap stocks because we did not feel that their business prospects or growth potential warranted what we con- sidered to be undue risk. We also believe that the speculative rally in this sub-sector has likely neared its peak. We expect investors to focus once again on both near- and mid-term earnings potential and valuation - a move that could favor the fund, with its long-term strategy of investing in higher quality companies.
   Performance was also hurt by the fund's relative overweight in the energy sector. We still believe that energy's mid- and long-term prospects are strong, but this past summer's mild weather greatly reduced demand for energy across much of the country. As a result, our investment in natural gas exploration and service companies proved disappointing relative to other sectors in the market.

MAINTAINING A SOUND STRATEGY
   We take a bottom-up approach to stock selection, paying attention to valuation with an eye on limiting volatility. We believe that this prudent strategy has been instrumental in helping us find attractive companies that enjoyed above-average returns over the period. Station Casinos is one of these companies (1.7% of net assets)./2/ Station Casinos is the leading provider of casino gaming to the local, off-strip, Las Vegas casino market. The company commands a major share of this market and we believe their mid- and long-term growth prospects are attractive.

FOCUS ON CONSUMER, ENERGY AND TECHNOLOGY
   During the period our biggest relative overweight was in the consumer sector. We identified entrepreneurial, small-cap consumer companies that benefited from niche markets and changing consumer demand. Examples of these are Advance Auto Parts and Cost Plus (1.0% and 0.7% of net assets, respectively), both of which were up strongly over the period. Recent employment and consumer confidence data strengthened over the period and we believe this should help these economically sensitive companies. We believe that the energy sector, despite its recent disappointments, still holds excellent growth potential and we remain overweighted relative to our benchmark. The fund's technology weight has increased, partly because of the sector's strong relative returns.


---------
/1/ (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
/2/ Holdings are disclosed as of September 30, 2003, and are subject to change.

Sector breakdown as of September 30, 2003 (%)

           [CHART]


Other                       2.5
Information technology     28.5
Consumer discretionary     17.9
Health care                19.6
Industrials                12.3
Financials                 10.0
Energy                      5.5
Consumer staples            1.5
Materials                   2.2


Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.

  -----------------------------------------------------------------------------




TOP 10 HOLDINGS AS OF 9/30/2003 (%)

Jarden                              2.0
Station Casinos                     1.7
PETCO Animal Supplies               1.6
EGL                                 1.4
Meritage                            1.4
Investors Financial Services        1.2
Alliance Gaming                     1.2
SonoSite                            1.2
Applied Films                       1.1
Integra LifeSciences Holdings       1.1

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these holdings in the future.


MARKET OUTLOOK
   We are reasonably optimistic about the small-cap sector's prospects moving forward. The US economy is still emerging from a recession, and history shows that small-cap stocks have been the best place to be in such an environment. Cash continues to move into the small-cap asset class, and we believe that it will continue to attract investor attention. We remain committed to a consistent, prudent strategy of choosing those stocks that we feel offer real value and solid growth potential.

/s/ William M. Garrison

William Garrison became portfolio manager of Columbia Small Company Equity Fund in June 2002. As of November 11, 2003, Paul Berlinguet became the fund's portfolio manager. In addition to his responsibilities as portfolio manager, Mr. Berlinguet is the co-head of the large cap growth team at Columbia Management Advisors, Inc.


 An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

 Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

                                    [GRAPHIC]


                        Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003

      SHARES                                                        VALUE
      ------                                                        -----
      COMMON STOCKS - 63.84%
                CONSUMER DISCRETIONARY - 9.78%
                  AUTO COMPONENTS - 0.57%
          1,300   BorgWarner, Inc............................. $   88,205
        192,600   Delphi Corp.................................  1,743,030
          3,200   FCC Co., Ltd................................    103,110
          7,050   Gentex Corp.................................    245,622
          1,500   Johnson Controls, Inc.......................    141,900
          3,600   Lear Corp.*.................................    189,504
          1,900   Modine Manufacturing Co.....................     45,220
          4,400   Standard Motor Products, Inc................     44,440
          2,000   Superior Industries International...........     81,100
              1   Visteon Corp................................          7
                                                               ----------
                                                                2,682,138
                                                               ----------

                  AUTOMOBILES - 0.12%
          7,500   Honda Motor Co., Ltd........................    300,902
         23,000   Nissan Motor Co., Ltd.......................    248,755
                                                               ----------
                                                                  549,657
                                                               ----------

                  HOTELS, RESTAURANTS & LEISURE - 1.12%
          4,800   Accor SA....................................    176,849
          9,400   Alliance Gaming Corp.*......................    190,632
          4,900   Applebee's International, Inc...............    154,252
          8,100   Bally Total Fitness Holding Corp.*..........     70,065
          8,700   Brinker International, Inc.*................    290,232
          1,500   CBRL Group, Inc.............................     53,220
         33,600   Compass Group PLC...........................    193,805
          5,600   Darden Restaurants, Inc.....................    106,400
          2,700   Harrah's Entertainment, Inc.................    113,697
         11,750   Hilton Hotels Corp..........................    190,585
          3,200   International Game Technology, Inc..........     90,080
          4,200   Landry's Restaurants, Inc...................     86,520
          5,700   Lone Star Steakhouse & Saloon, Inc..........    119,130
          1,950   Marriott International, Inc.................     83,909
          2,800   MGM Mirage, Inc.*...........................    102,340
            850   Outback Steakhouse, Inc.....................     32,190
          7,000   Prime Hospitality Corp.*....................     60,830
         18,900   Scientific Games Corp., Class A*............    215,649
         13,800   Six Flags, Inc.*............................     72,588
          3,500   Starwood Hotels & Resorts Worldwide, Inc....    121,800
          9,300   Station Casinos, Inc........................    284,580
         62,860   Wendy's International, Inc..................  2,030,378
         14,060   Yum! Brands, Inc.*..........................    416,457
                                                               ----------
                                                                5,256,188
                                                               ----------

                  HOUSEHOLD DURABLES - 0.75%
          4,200   American Greetings Corp., Class A*..........     81,606
         10,305   Garmin Ltd..................................    431,573
          9,000   Interface, Inc., Class A*...................     48,780
          5,700   Kimball International, Inc., Class B........     83,562
         22,860   Koninklijke (Royal) Philips Electronics NV..    518,346
      1,387,500   Land and Houses Public Co., Ltd., NVDR......    419,404
         60,000   Matsushita Electric Industrial Co., Ltd.....    724,319

      SHARES                                                         VALUE
      ------                                                         -----
                HOUSEHOLD DURABLES (CONTINUED)
       19,905   Matsushita Electric Industrial Co., Ltd., ADR.. $  238,064
        4,900   Meritage Corp.*................................    231,525
        5,600   Newell Rubbermaid, Inc.........................    121,352
        7,400   Pioneer Corp...................................    183,647
          900   Russ Berrie & Co, Inc..........................     30,321
       74,000   Sanyo Electric Co., Ltd........................    310,174
        1,900   Toro Co........................................     85,500
                                                                ----------
                                                                 3,508,173
                                                                ----------

                INTERNET & CATALOG RETAIL - 0.55%
       27,200   eBay, Inc.*....................................  1,455,472
       34,200   InterActiveCorp*...............................  1,130,310
                                                                ----------
                                                                 2,585,782
                                                                ----------

                LEISURE EQUIPMENT & PRODUCTS - 0.05%
        5,400   Jakks Pacific, Inc.*...........................     65,826
        2,900   Johnson Outdoors, Inc., Class A*...............     37,587
        1,900   M&F Worldwide Corp.*...........................     18,297
        4,600   Mattel, Inc....................................     87,216
                                                                ----------
                                                                   208,926
                                                                ----------

                MEDIA - 2.05%
        8,600   Alliance Atlantis Communications, Inc.,
                Class B*.......................................    138,916
       69,301   AOL Time Warner, Inc.*.........................  1,047,138
       39,400   BEC World Public Co., Ltd......................    232,286
        3,800   Catalina Marketing Corp.*......................     57,722
       25,825   Clear Channel Communications, Inc..............    989,098
            1   Comcast Corp., Class A*........................         31
        6,150   COX Radio, Inc., Class A*......................    134,500
        5,100   Cumulus Media, Inc., Class A*..................     86,955
      108,200   Interpublic Group Companies, Inc.*.............  1,527,784
       12,900   JC Decaux SA*..................................    181,425
        3,500   Journal Communications, Inc., Class A*.........     57,925
        1,000   Knight-Ridder, Inc.............................     66,700
        2,400   Liberty Corp...................................    100,680
       82,245   Liberty Media Corp.*...........................    819,983
        8,600   Lin TV Corp., Class A*.........................    182,836
       16,500   McGraw-Hill Companies, Inc.....................  1,025,145
        7,000   Mediacom Communications Corp.*.................     46,900
        2,900   New York Times Co., Class A....................    126,034
       57,600   Pearson PLC....................................    545,989
        5,800   Radio One, Inc., Class D*......................     83,288
       16,700   Sinclair Broadcast Group, Inc., Class A*.......    169,672
        9,700   TiVo, Inc.*....................................     71,877
        8,450   Univision Communications, Inc., Class A*.......    269,808
       18,560   Viacom, Inc., Class B..........................    710,848
       10,190   VNU NV.........................................    298,853
        2,850   Westwood One, Inc.*............................     86,042
       21,505   XM Satellite Radio Holdings, Inc., Class A*....    333,973
       38,200   Yell Group PLC*................................    191,764
                                                                ----------
                                                                 9,584,172
                                                                ----------

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

         SHARES                                                  VALUE
         ------                                                  -----
                   MULTI-LINE RETAIL - 1.55%
           2,300   BJ's Wholesale Club, Inc.*............. $    44,551
          23,700   Costco Wholesale Corp.*................     736,596
           1,800   Dollar Tree Stores, Inc.*..............      60,300
           4,600   Don Quijote Co., Ltd...................     234,923
           2,350   Family Dollar Stores, Inc..............      93,742
           6,600   Federated Department Stores, Inc.......     276,540
          19,615   Kohl's Corp.*..........................   1,049,402
          43,000   Seiyu Ltd.*............................     140,870
           3,800   ShopKo Stores, Inc.*...................      57,000
          51,415   Target Corp............................   1,934,746
         162,000   Wal-Mart de Mexico SA de CV, Series V..     469,277
          38,740   Wal-Mart Stores, Inc...................   2,163,629
                                                           -----------
                                                             7,261,576
                                                           -----------

                   SPECIALTY RETAIL - 2.60%
           2,200   Advance Auto Parts, Inc.*..............     155,980
          18,520   AutoZone, Inc.*........................   1,658,096
          23,105   Bed Bath & Beyond, Inc.*...............     882,149
          27,300   Best Buy Co., Inc.*....................   1,297,296
           9,400   Blue Rhino Corp.*......................     104,152
          17,100   Bombay Co, Inc.*.......................     168,435
           5,600   Borders Group, Inc.*...................     105,952
           2,500   Building Material Holding Corp.........      32,750
          33,990   Chico's FAS, Inc.*.....................   1,041,454
           9,000   CompuCom Systems, Inc.*................      37,800
           3,300   Cost Plus, Inc.*.......................     121,836
           4,000   Dress Barn, Inc.*......................      54,800
           5,900   Friedman's, Inc., Class A..............      82,305
           3,200   GameStop Corp., Class A*...............      50,880
           7,300   Goody's Family Clothing, Inc...........      71,978
           1,800   Hughes Supply, Inc.....................      58,410
          22,162   Kesa Electricals PLC...................      82,058
          64,160   Kingfisher PLC.........................     278,356
           2,300   Linens 'n Things, Inc.*................      54,694
          39,055   Lowe's Companies, Inc..................   2,026,954
           3,700   Monro Muffler, Inc.*...................     109,520
           3,900   Movie Gallery, Inc.*...................      76,635
          23,020   Next PLC...............................     430,099
         111,100   Office Depot, Inc.*....................   1,560,955
           5,000   Party City Corp.*......................      61,900
           6,900   PETCO Animal Supplies, Inc.*...........     215,280
          12,200   Rent-Way, Inc.*........................      65,514
           2,000   Ross Stores, Inc.......................      92,720
           7,200   Sharper Image Corp.*...................     166,032
           4,200   Shimamura Co., Ltd.....................     295,921
           3,700   TBC Corp.*.............................      92,685
          10,500   TJX Companies, Inc.....................     203,910
           3,800   Too, Inc.*.............................      55,974
           4,100   United Rentals, Inc.*..................      65,969
           2,200   USS Co., Ltd...........................     136,247
           6,450   Williams-Sonoma, Inc.*.................     174,021
                                                           -----------
                                                            12,169,717
                                                           -----------

       SHARES                                                       VALUE
       ------                                                       -----
                 TEXTILES, APPAREL & LUXURY GOODS - 0.42%
         9,080   Coach, Inc.*................................. $  495,768
         1,700   Delta Apparel, Inc...........................     25,670
         3,800   Kellwood Co..................................    127,110
         5,600   LVMH Moet Hennessy Louis Vuitton SA..........    348,115
         5,900   Maxwell Shoe Co., Class A*...................     84,724
         1,600   Puma AG Rudolf Dassler Sport.................    202,633
         9,300   Quiksilver, Inc.*............................    148,335
         2,900   Reebok International Ltd.....................     96,947
         4,200   Russell Corp.................................     68,460
        15,000   Sanyo Shokai Ltd.............................     97,204
         5,200   Stride Rite Corp.............................     56,160
         8,900   Warnaco Group, Inc.*.........................    138,751
         3,500   Wolverine World Wide, Inc....................     67,900
                                                               ----------
                                                                1,957,777
                                                               ----------

               CONSUMER STAPLES - 3.97%
                 BEVERAGES - 0.98%
         7,130   Anheuser-Busch Companies, Inc................    351,794
         5,200   Pepsi Bottling Group, Inc....................    107,016
        84,385   PepsiCo, Inc.................................  3,867,365
         2,625   Pernod-Ricard SA.............................    248,668
                                                               ----------
                                                                4,574,843
                                                               ----------

                 FOOD & DRUG RETAILING - 0.37%
         2,700   Performance Food Group Co.*..................    109,917
         5,000   Seven-Eleven Japan Co., Ltd..................    160,212
        22,030   Sysco Corp...................................    720,601
        13,595   Whole Foods Market, Inc.*....................    750,172
                                                               ----------
                                                                1,740,902
                                                               ----------

                 FOOD PRODUCTS - 1.20%
         3,800   American Italian Pasta Co., Class A*.........    147,022
         3,100   Central Garden and Pet Co.*..................     80,972
        85,900   ConAgra Foods, Inc...........................  1,824,516
         4,200   Corn Products International, Inc.............    133,770
        42,000   Dean Foods Co.*..............................  1,303,260
         1,500   Hormel Foods Corp............................     34,470
        45,600   Kraft Foods, Inc.............................  1,345,200
         1,515   Nestle SA, Registered Shares.................    349,536
         3,600   Omega Protein Corp.*.........................     23,580
         4,500   Ralcorp Holdings, Inc.*......................    124,650
       124,200   Thai Union Frozen Products Public Co., Ltd...     89,978
         9,000   Yakult Honsha Co., Ltd.......................    137,163
                                                               ----------
                                                                5,594,117
                                                               ----------

                 HOUSEHOLD PRODUCTS - 0.93%
        23,100   Clorox Co....................................  1,059,597
        20,500   Kimberly-Clark Corp..........................  1,052,060
        20,075   Procter & Gamble Co..........................  1,863,362
        18,650   Reckitt Benckiser PLC........................    375,112
                                                               ----------
                                                                4,350,131
                                                               ----------

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

          SHARES                                                 VALUE
          ------                                                 -----
                   PERSONAL PRODUCTS - 0.24%
          13,250   Alberto-Culver Co., Inc., Class B....... $  779,365
           2,600   Avon Products, Inc......................    167,856
           3,200   Inter Parfums, Inc......................     32,000
           2,391   L'Oreal SA..............................    163,398
                                                            ----------
                                                             1,142,619
                                                            ----------

                   TOBACCO - 0.25%
          16,500   Altria Group, Inc.......................    722,700
          24,175   Imperial Tobacco Group PLC..............    394,214
           1,300   Schweitzer-Mauduit International, Inc...     32,825
                                                            ----------
                                                             1,149,739
                                                            ----------

                 ENERGY - 4.84%
                   ENERGY EQUIPMENT & SERVICES - 1.65%
          56,700   Baker Hughes, Inc.......................  1,677,753
          22,475   BJ Services Co.*........................    767,971
          80,100   Halliburton Co..........................  1,942,425
          14,800   Key Energy Services, Inc.*..............    142,820
           3,400   Lufkin Industries, Inc..................     81,600
           9,600   Matrix Service Co.*.....................    170,496
          11,200   Maverick Tube Corp.*....................    173,824
           1,600   Nabors Industries Ltd.*.................     59,616
           5,400   National-Oilwell, Inc.*.................     97,956
          16,390   Noble Corp.*............................    557,096
           3,250   Patterson-UTI Energy, Inc.*.............     87,978
          16,030   Schlumberger Ltd........................    775,852
          20,070   Smith International, Inc.*..............    722,119
           5,500   Transocean, Inc.*.......................    110,000
           7,200   Unit Corp.*.............................    135,648
           2,900   Universal Compression Holdings, Inc.*...     62,408
           1,600   Weatherford International Ltd.*.........     60,448
           9,000   Willbros Group, Inc.*...................     92,340
                                                            ----------
                                                             7,718,350
                                                            ----------

                   OIL & GAS - 3.19%
           3,000   Amerada Hess Corp.......................    150,300
           1,967   Apache Corp.............................    136,392
          74,207   BP PLC, ADR.............................  3,124,115
           2,300   Brown (Tom), Inc.*......................     59,110
          50,600   ConocoPhillips..........................  2,770,350
             109   Cross Timbers Royalty Trust.............      2,287
           7,400   EnCana Corp.............................    267,945
          34,000   ENI SpA.................................    519,772
          74,900   Exxon Mobil Corp........................  2,741,340
           2,300   Frontier Oil Corp.......................     33,810
          14,800   Harvest Natural Resources, Inc.*........     91,020
          77,900   Marathon Oil Corp.......................  2,220,150
           1,700   Murphy Oil Corp.........................     99,875
           2,100   Occidental Petroleum Corp...............     73,983
           4,300   Patina Oil & Gas Corp...................    155,832
          36,900   Royal Dutch Petroleum Co., NY Shares....  1,630,980
           1,179   Total SA................................    178,041
           3,800   Ultra Petroleum Corp.*..................     53,010
           8,400   Vintage Petroleum, Inc..................     91,392

        SHARES                                                     VALUE
        ------                                                     -----
                  OIL & GAS (CONTINUED)
          1,500   Western Gas Resources, Inc................ $    57,000
          4,300   Westport Resources Corp.*.................     101,222
         18,599   XTO Energy, Inc...........................     390,393
                                                             -----------
                                                              14,948,319
                                                             -----------

                FINANCIALS - 13.00%
                  BANKS - 3.63%
         15,700   Anglo Irish Bank Corp., PLC...............     169,582
            500   BancFirst Corp............................      26,500
          4,220   Banco Popular Espanol SA..................     208,831
         61,600   Banco Santander Central Hispano SA........     522,531
          3,900   BancorpSouth, Inc.........................      85,410
         34,600   Bank of America Corp......................   2,700,184
          3,800   Bank of Granite Corp......................      71,250
         47,300   Bank of New York Co., Inc.................   1,376,903
         43,300   Bank One Corp.............................   1,673,545
          4,500   Banknorth Group, Inc......................     126,990
         50,900   Barclays PLC..............................     390,680
          4,200   Boston Private Financial Holdings, Inc....      98,952
          2,300   Bryn Mawr Bank Corp.......................      96,830
          1,700   Capitol Bancorp Ltd.......................      45,475
          3,800   Charter One Financial, Inc................     116,280
          3,745   Chemical Financial Corp...................     115,908
          4,300   Chittenden Corp...........................     127,925
          2,600   City National Corp........................     132,496
          3,000   Community First Bankshares, Inc...........      79,290
          2,100   Community Trust Bancorp, Inc..............      61,068
          2,000   Corus Bankshares, Inc.....................     107,000
         29,132   Credit Agricole SA........................     567,893
         25,970   Credit Suisse Group.......................     831,363
          1,700   Cullen/Frost Bankers, Inc.................      63,291
          3,500   East West Bancorp, Inc....................     149,625
         10,400   Fifth Third Bancorp.......................     576,888
            600   First Citizens BancShares, Inc., Class A..      63,420
          1,950   First Financial Bankshares, Inc...........      72,072
          4,000   Golden West Financial Corp................     358,040
          3,000   Greater Bay Bancorp.......................      62,400
          4,350   Greenpoint Financial Corp.................     129,891
        205,000   Grupo Financiero BBVA Bancomer SA de CV,
                  Class B*..................................     179,177
            900   Hancock Holding Co........................      44,415
          7,866   Hansabank Ltd.............................     180,560
          1,410   MainSource Financial Group, Inc...........      36,533
          1,300   MASSBANK Corp.............................      47,801
          4,200   Mercantile Bank Corp......................     139,440
          3,000   Merchants Bancshares, Inc.................      84,840
          5,400   Mid-State Bancshares......................     120,258
          4,300   North Fork Bancorporation, Inc............     149,425
          2,800   Northrim BanCorp., Inc....................      51,660
            700   Omega Financial Corp......................      23,100
          5,200   Prosperity Bancshares, Inc................     110,812
          6,000   Riggs National Corp.......................      94,500
         13,087   Royal Bank of Scotland Group PLC..........     332,834
            600   S.Y. Bancorp, Inc.........................      11,250
        298,200   Siam Commercial Bank Public Co., Ltd.*....     292,613
          2,800   Simmons First National Corp., Class A.....      65,968

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

         SHARES                                                  VALUE
         ------                                                  -----
                   BANKS (CONTINUED)
          10,000   Sovereign Bancorp, Inc................. $   185,500
          35,080   Standard Chartered Ltd., PLC...........     490,110
           3,200   Sterling Bancshares, Inc...............      38,176
           3,800   Trico Bancshares.......................     108,680
          63,600   U.S. Bancorp...........................   1,525,764
             182   UFJ Holdings, Inc......................     717,121
          10,000   Uniao de Bancos Brasileiros SA, ADR....     198,000
          80,500   UniCredito Italiano SpA................     380,822
           2,500   Webster Financial Corp.................      99,700
           1,600   Whitney Holding Corp...................      54,400
                                                           -----------
                                                            16,971,972
                                                           -----------

                   DIVERSIFIED FINANCIALS - 5.08%
             900   ASTA Funding, Inc......................      23,390
           1,700   Bear Stearns Companies, Inc............     127,160
           7,500   Cash America International, Inc........     123,000
         192,690   Citigroup, Inc.........................   8,769,322
           5,550   Commercial Capital Bancorp, Inc.*......      86,746
           2,200   CompuCredit Corp.*.....................      38,500
          11,200   Euronext NV............................     272,880
          14,070   Fannie Mae.............................     987,714
          30,301   Freddie Mac............................   1,586,257
          12,610   Goldman Sachs Group, Inc...............   1,057,979
          31,400   ING Groep NV...........................     575,518
           7,100   Investors Financial Services Corp......     222,940
          68,300   J.P. Morgan Chase & Co.................   2,344,739
          11,400   Janus Capital Group, Inc...............     159,258
           4,800   Jefferies Group, Inc...................     138,000
           3,500   LaBranche & Co, Inc....................      51,100
           1,900   Lehman Brothers Holdings, Inc..........     131,252
          11,500   Metris Companies, Inc..................      47,380
           9,300   MFC Bancorp Ltd........................     128,247
           4,900   MTC Technologies, Inc.*................     113,680
          17,000   Nomura Holdings, Inc...................     274,649
          58,800   SPDR Trust Series 1....................   5,877,060
          14,500   State Street Corp......................     652,500
                                                           -----------
                                                            23,789,271
                                                           -----------

                   INSURANCE - 2.93%
           5,900   Allianz AG, Registered Shares..........     521,101
          28,200   Ambac Financial Group, Inc.............   1,804,800
          56,215   American International Group, Inc......   3,243,606
           1,500   AmerUs Group Co........................      51,000
           2,800   Axis Capital Holdings Ltd..............      69,860
              29   Berkshire Hathaway, Inc., Class A*.....   2,175,000
           1,500   Cincinnati Financial Corp..............      59,940
           4,500   CNA Surety Corp.*......................      45,225
           1,900   Commerce Group, Inc....................      72,124
              55   Daido Life Insurance Co., Ltd..........     162,904
           2,700   Delphi Financial Group, Inc., Class A..     125,604
           4,200   Horace Mann Educators Corp.............      60,942
           5,300   Infinity Property & Casualty Corp......     148,983
          19,200   Irish Life & Permanent PLC.............     252,131
             500   Kansas City Life Insurance Co..........      22,930
          52,400   Lincoln National Corp..................   1,853,912

      SHARES                                                        VALUE
      ------                                                        -----
               INSURANCE (CONTINUED)
       1,600   Loews Corp.................................... $    64,592
      18,900   MGIC Investment Corp..........................     984,123
          49   Millea Holdings, Inc..........................     554,144
      21,000   Mitsui Sumitomo Insurance Co., Ltd............     153,049
       2,300   Nationwide Financial Services, Inc., Class A..      72,082
       1,200   Navigators Group, Inc.*.......................      39,252
       3,400   Philadelphia Consolidated Holding Co.*........     157,080
       9,600   Phoenix Companies, Inc........................     110,880
       5,000   PMI Group, Inc................................     168,750
       3,600   Radian Group, Inc.............................     159,840
       4,800   RLI Corp......................................     158,016
       2,300   St. Paul Companies, Inc.......................      85,169
       3,600   Stancorp Financial Group, Inc.................     206,820
       2,800   State Auto Financial Corp.....................      70,616
       3,900   Universal American Financial Corp.*...........      34,515
                                                              -----------
                                                               13,688,990
                                                              -----------

               REAL ESTATE - 1.36%
       4,200   Alexandria Real Estate Equities, Inc., REIT...     201,726
       2,800   AMB Property Corp., REIT......................      86,268
      16,700   American Financial Realty Trust...............     235,470
       2,850   Apartment Investment & Management Co.,
               Class A, REIT.................................     112,176
       4,050   Archstone-Smith Trust, REIT...................     106,839
       2,050   Avalonbay Communities, Inc., REIT.............      95,940
       2,150   Boston Properties, Inc., REIT.................      93,460
       7,900   Boykin Lodging Co., REIT......................      65,096
       2,400   Brookfield Properties Corp....................      56,400
       1,700   CarrAmerica Realty Corp., REIT................      50,745
       2,100   Catellus Development Corp.....................      51,345
       1,500   Centerpoint Properties Trust, REIT............     102,165
       1,300   Chelsea Property Group, Inc., REIT............      62,270
       7,700   Cousins Properties, Inc., REIT................     213,675
       5,800   Duke Realty Corp., REIT.......................     169,360
       2,800   Eastgroup Properties, Inc., REIT..............      77,784
       5,600   Equity Office Properties Trust, REIT..........     154,168
       4,500   Equity One, Inc., REIT........................      76,500
       3,850   Equity Residential, REIT......................     112,728
       2,500   First Industrial Realty Trust, Inc., REIT.....      80,175
       3,820   General Growth Properties, Inc., REIT.........     273,894
       3,000   Getty Realty Corp., REIT......................      73,500
       3,600   Gladstone Comercial Corp.*....................      53,096
       7,050   iStar Financial, Inc., REIT...................     274,598
       3,000   Keystone Property Trust Corp., REIT...........      60,780
       3,300   Kimco Realty Corp., REIT......................     135,201
       3,800   Liberty Property Trust, REIT..................     140,524
       1,150   Manufactured Home Communities, Inc., REIT.....      45,057
       3,000   Mid-America Apartment Communities, Inc.,
               REIT..........................................      90,540
      80,000   Mitsubishi Estate Co., Ltd....................     757,528
       4,900   Nationwide Health Properties, Inc., REIT......      85,701
       3,900   Newcastle Investment Corp.....................      89,661
       1,700   Pan Pacific Retail Properties, Inc., REIT.....      73,100
         520   Parkway Properties, Inc., REIT................      22,724
       1,200   Prentiss Properties Trust, REIT...............      37,200
       8,550   ProLogis, REIT................................     258,638

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

      SHARES                                                         VALUE
      ------                                                         -----
               REAL ESTATE (CONTINUED)
       3,200   PS Business Parks, Inc., REIT................... $  120,768
       3,600   Public Storage, Inc., REIT......................    141,228
       1,450   Reckson Associates Realty Corp., REIT...........     33,510
       5,000   Regency Centers Corp., REIT.....................    184,250
       4,800   Rouse Co., REIT.................................    200,160
       6,700   Simon Property Group, Inc., REIT................    291,986
       1,550   SL Green Realty Corp., REIT.....................     55,970
       4,200   St. Joe Co......................................    134,736
      26,000   Sun Hung Kai Properties Ltd.....................    210,668
       2,400   Taubman Centers, Inc., REIT.....................     47,040
       3,000   United Dominion Realty Trust, Inc., REIT........     54,930
       2,000   Universal Health Realty, Income, REIT...........     54,300
       4,400   Urstadt Biddle Properties, Inc., Class A, REIT..     59,400
       2,250   Vornado Realty Trust, REIT......................    108,090
                                                                ----------
                                                                 6,373,068
                                                                ----------

             HEALTH CARE - 9.09%
               BIOTECHNOLOGY - 1.00%
      42,530   Amgen, Inc.*....................................  2,746,162
       1,864   Amylin Pharmaceuticals, Inc.*...................     52,639
      12,100   BioMarin Pharmaceuticals, Inc.*.................     92,686
       7,700   Ciphergen Biosystems, Inc.*.....................     95,095
       8,400   Cytogen Corp.*..................................     90,048
      15,315   Gilead Sciences, Inc.*..........................    856,568
       1,600   ICOS Corp.*.....................................     61,312
       5,800   Ilex Oncology, Inc.*............................     96,338
       2,400   Neurocrine Biosciences, Inc.*...................    118,848
       9,100   Protein Design Labs, Inc.*......................    126,126
      14,200   Serologicals Corp.*.............................    186,730
       6,800   Telik, Inc.*....................................    136,340
                                                                ----------
                                                                 4,658,892
                                                                ----------

               HEALTH CARE EQUIPMENT & SUPPLIES - 1.72%
      17,960   Alcon, Inc......................................  1,008,454
       4,700   Biomet, Inc.....................................    157,967
       3,400   Bio-Rad Laboratories, Inc., Class A*............    173,400
      19,365   Boston Scientific Corp.*........................  1,235,487
       9,300   Cytyc Corp.*....................................    139,872
       1,100   Hillenbrand Industries, Inc.....................     62,062
       6,500   Integra LifeSciences Holdings Corp.*............    183,885
       4,800   Kyphon, Inc.*...................................     93,600
      11,600   Medical Action Industries, Inc.*................    151,032
      39,025   Medtronic, Inc..................................  1,831,053
       4,833   Merit Medical Systems, Inc.*....................    106,809
      11,700   Noven Pharmaceuticals, Inc.*....................    133,380
      19,000   Olympus Optical Co., Ltd........................    453,619
       5,000   ResMed, Inc.*...................................    219,900
       2,000   Respironics, Inc.*..............................     83,560
      54,540   Smith & Nephew PLC..............................    359,010
       3,400   Sola International, Inc.*.......................     54,400
      10,300   SonoSite, Inc.*.................................    206,103
      20,960   St. Jude Medical, Inc.*.........................  1,127,019
       1,410   Varian Medical Systems, Inc.*...................     81,047

        SHARES                                                     VALUE
        ------                                                     -----
                  HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
          5,200   Wright Medical Group, Inc.*............... $   131,456
          2,200   Zoll Medical Corp.*.......................      70,510
                                                             -----------
                                                               8,063,625
                                                             -----------

                  HEALTH CARE PROVIDERS & SERVICES - 2.16%
         37,700   Aetna, Inc................................   2,300,831
         11,675   Anthem, Inc.*.............................     832,778
         83,060   Caremark Rx, Inc.*........................   1,877,156
          6,100   Chronimed, Inc.*..........................      55,693
          4,700   Community Health Systems, Inc.*...........     101,990
          2,200   Cross Country Healthcare, Inc.*...........      30,998
          4,500   DaVita, Inc.*.............................     143,235
         11,500   First Health Group Corp.*.................     300,725
          4,700   Genesis Health Ventures, Inc.*............     113,975
          3,100   HCA, Inc..................................     114,266
          4,400   Health Management Associates, Inc.........      95,964
          3,100   Humana, Inc.*.............................      55,955
          2,500   Kindred Healthcare, Inc.*.................      93,625
          3,100   LifePoint Hospitals, Inc.*................      74,555
          2,900   Lincare Holdings, Inc.*...................     106,285
          1,500   Maximus, Inc.*............................      51,675
         40,165   McKesson Corp.............................   1,337,093
          1,200   PacifiCare Health Systems*................      58,560
          2,200   Pediatrix Medical Group, Inc.*............     101,310
          3,000   Province Healthcare Co.*..................      38,850
         13,000   Stewart Enterprises, Inc., Class A*.......      49,400
         14,800   U.S. Oncology, Inc.*......................     108,188
          3,400   U.S. Physical Therapy, Inc.*..............      41,585
         27,570   UnitedHealth Group, Inc...................   1,387,322
          6,400   WellChoice, Inc.*.........................     192,832
          5,550   WellPoint Health Networks, Inc.*..........     427,794
                                                             -----------
                                                              10,092,640
                                                             -----------

                  PHARMACEUTICALS - 4.21%
         22,615   Abbott Laboratories.......................     962,268
          8,100   Andrx Corp.*..............................     149,931
          4,100   Barr Laboratories, Inc.*..................     279,661
         34,465   Biovail Corp.*............................   1,280,375
         46,200   Bristol-Myers Squibb Co...................   1,185,492
          1,200   Caraco Pharmaceutical Laboratories Ltd.*..      11,795
         31,000   Chugai Pharmaceutical Co., Ltd............     387,587
          2,100   DOV Pharmaceutical, Inc.*.................      37,695
         11,700   Dr. Reddy's Laboratories Ltd., ADR........     274,365
         27,930   GlaxoSmithKline PLC.......................     579,869
          2,800   InterMune, Inc.*..........................      53,424
          6,898   Medco Health Solutions, Inc.*.............     178,865
         53,100   Merck & Co., Inc..........................   2,687,922
         13,200   Nektar Therapeutics*......................     168,960
         16,580   Novartis AG, Registered Shares............     641,944
        197,905   Pfizer, Inc...............................   6,012,354
          9,200   Ranbaxy Laboratories Ltd., GDR............     199,180
          9,300   Salix Pharmaceuticals Ltd.*...............     179,118
          4,109   Sanofi-Synthelabo SA......................     249,923
          2,900   Sawai Pharmaceutical Co., Ltd.............      91,361
          7,700   SICOR, Inc.*..............................     148,456

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

        SHARES                                                     VALUE
        ------                                                     -----
                  PHARMACEUTICALS (CONTINUED)
          1,300   Stada Arzneimittel AG..................... $    69,679
          4,000   Takeda Chemical Industries Ltd............     146,120
          4,700   Taro Pharmaceuticals Industries Ltd.*.....     264,892
         29,020   Teva Pharmaceutical Industries Ltd., ADR..   1,658,493
         18,720   Watson Pharmaceuticals, Inc.*.............     780,437
         21,875   Wyeth.....................................   1,008,438
                                                             -----------
                                                              19,688,604
                                                             -----------

                INDUSTRIALS - 6.39%
                  AEROSPACE & DEFENSE - 1.14%
          1,000   Alliant Techsystems, Inc.*................      48,050
          4,700   Armor Holdings, Inc.*.....................      78,725
          5,900   DRS Technologies, Inc.*...................     142,367
         18,100   General Dynamics Corp.....................   1,412,886
          3,200   Herley Industries, Inc.*..................      56,064
         79,200   Honeywell International, Inc..............   2,086,920
          2,700   Invision Technologies, Inc.*..............      65,718
          6,800   Ladish Co., Inc.*.........................      42,500
          3,500   Mercury Computer Systems, Inc.*...........      74,655
            600   Northrop Grumman Corp.....................      51,732
          2,600   Precision Castparts Corp..................      91,260
         42,800   Raytheon Co...............................   1,198,400
                                                             -----------
                                                               5,349,277
                                                             -----------

                  AIR FREIGHT & LOGISTICS - 0.26%
          2,400   CNF, Inc..................................      76,920
         12,200   EGL, Inc.*................................     221,796
         11,145   FedEx Corp................................     718,072
          3,100   Ryder System, Inc.........................      90,892
          2,800   UTI Worldwide, Inc........................      85,484
                                                             -----------
                                                               1,193,164
                                                             -----------

                  AIRLINES - 0.09%
          8,200   AMR Corp.*................................      93,890
          6,200   Atlantic Coast Airlines Holdings, Inc.*...      52,762
          3,600   Mair Holdings, Inc.*......................      24,444
         31,000   Singapore Airlines Ltd....................     190,025
          4,700   Skywest, Inc..............................      81,404
                                                             -----------
                                                                 442,525
                                                             -----------

                  BUILDING PRODUCTS - 0.16%
         12,700   Jacuzzi Brands, Inc.*.....................      78,740
          3,500   NCI Building Systems, Inc.*...............      69,650
        103,000   Siam Cement Public Co., Ltd., NVDR........     476,018
          5,300   Watsco, Inc...............................     101,283
                                                             -----------
                                                                 725,691
                                                             -----------

                  COMMERCIAL SERVICES & SUPPLIES - 1.67%
          5,400   ActivCard Corp.*..........................      44,280
          5,800   Adecco SA, Registered Shares..............     286,748
          8,300   Allied Waste Industries, Inc.*............      89,640

        SHARES                                                     VALUE
        ------                                                     -----
                 COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
        89,375   Amadeus Global Travel Distribution SA,
                 Class A..................................... $  562,354
         3,800   Arbitron, Inc.*.............................    134,140
         8,100   Brink's Co..................................    140,616
        47,831   Capita Group PLC............................    195,587
        10,800   Casella Waste Systems, Inc., Class A*.......    134,136
        10,400   Cendant Corp.*..............................    194,376
        12,000   Century Business Services, Inc.*............     50,880
         4,150   ChoicePoint, Inc.*..........................    139,025
         1,500   Cintas Corp.................................     55,260
        52,600   Concord EFS, Inc.*..........................    719,042
         4,500   Consolidated Graphics, Inc.*................    114,435
         5,900   Corporate Executive Board Co.*..............    277,005
         3,200   DST Systems, Inc.*..........................    120,320
         2,000   Electro Rent Corp.*.........................     25,020
        25,930   First Data Corp.............................  1,036,163
         5,000   FTI Consulting, Inc.*.......................     86,750
         3,000   Half (Robert) International, Inc.*..........     58,500
         4,400   Healthcare Services Group, Inc..............     72,600
         4,900   Imagistics International, Inc.*.............    142,002
         9,100   Integrated Alarm Services Group, Inc.*......     76,021
         2,700   Ionics, Inc.*...............................     66,042
         3,100   Manpower, Inc...............................    115,010
         5,000   Monster Worldwide, Inc.*....................    125,900
         5,400   Navigant Consulting, Inc.*..................     66,474
         8,500   NCO Group, Inc.*............................    199,495
         1,700   RemedyTemp, Inc., Class A*..................     20,400
         3,000   SOURCECORP, Inc.*...........................     69,750
         3,000   Sylvan Learning Systems, Inc.*..............     81,840
         6,300   TeleTech Holdings, Inc.*....................     40,005
        80,900   Waste Management, Inc.......................  2,117,153
         3,650   Weight Watchers International, Inc.*........    151,840
                                                              ----------
                                                               7,808,809
                                                              ----------

                 CONSTRUCTION & ENGINEERING - 0.08%
         4,300   Chicago Bridge & Iron Co. NV, NY Shares.....    116,788
        10,100   Comfort Systems USA, Inc.*..................     38,481
         1,400   EMCOR Group, Inc.*..........................     59,570
         7,400   Mastec, Inc.*...............................     71,780
         3,000   Quanta Services, Inc.*......................     24,810
         5,000   Shaw Group, Inc.*...........................     52,550
                                                              ----------
                                                                 363,979
                                                              ----------

                 ELECTRICAL EQUIPMENT - 0.11%
         6,900   American Power Conversion Corp..............    118,266
         1,500   Ametek, Inc.................................     64,290
         5,200   C&D Technologies, Inc.......................     98,384
         1,700   Genlyte Group, Inc.*........................     75,684
         2,000   Tecumseh Products Co., Class A..............     74,620
         1,700   Woodward Governor Co........................     74,307
                                                              ----------
                                                                 505,551
                                                              ----------

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

        SHARES                                                    VALUE
        ------                                                    -----
                  INDUSTRIAL CONGLOMERATES - 1.87%
         43,200   Burberry Group PLC........................ $  233,739
          3,200   Carlisle Companies, Inc...................    139,584
          5,900   Denbury Resources, Inc.*..................     72,924
        139,660   General Electric Co.......................  4,163,265
          2,700   MMC Norilsk Nickel, ADR...................    132,975
          3,800   Siemens AG, Registered Shares.............    226,436
         15,300   Smiths Group PLC..........................    170,143
         63,900   Textron, Inc..............................  2,520,855
         52,170   Tyco International Ltd....................  1,065,833
                                                             ----------
                                                              8,725,754
                                                             ----------

                  MACHINERY - 0.60%
          4,600   AGCO Corp.*...............................     78,844
          2,100   Alamo Group, Inc..........................     29,946
         10,900   Atlas Copco AB, Class B...................    293,313
          1,600   Briggs & Stratton Corp....................     94,016
          3,500   Cuno, Inc.*...............................    137,165
         31,300   Dover Corp................................  1,107,081
          4,400   Esterline Technologies Corp.*.............     84,876
          3,400   Harsco Corp...............................    130,798
          2,000   Ingersoll-Rand Co., Class A...............    106,880
          4,400   Kadant, Inc.*.............................     84,304
          4,500   Linde AG..................................    185,407
          2,400   Mueller Industries, Inc.*.................     61,080
          5,000   Navistar International Corp.*.............    186,400
          1,000   Oshkosh Truck Corp........................     39,610
          1,700   Parker Hannifin Corp......................     75,990
          8,500   UNOVA, Inc.*..............................    124,525
                                                             ----------
                                                              2,820,235
                                                             ----------

                  ROAD & RAIL - 0.12%
          3,400   Covenant Transport, Inc., Class A*........     62,560
          4,800   Dollar Thrifty Automotive Group, Inc.*....    109,056
          6,800   Genesee & Wyoming, Inc., Class A*.........    161,228
          4,200   Heartland Express, Inc....................    100,884
          3,600   Kansas City Southern*.....................     39,852
          1,000   Marten Transport Ltd.*....................     26,100
          2,100   Old Dominion Freight Line, Inc.*..........     61,089
          2,000   U.S. Xpress Enterprises, Inc., Class A*...     24,500
                                                             ----------
                                                                585,269
                                                             ----------

                  TRADING COMPANIES & DISTRIBUTORS - 0.13%
          2,850   CDW Corp..................................    164,559
          3,200   Fastenal Co...............................    120,960
          3,350   Grainger (W.W.), Inc......................    159,292
         22,000   Mitsubishi Corp...........................    188,969
                                                             ----------
                                                                633,780
                                                             ----------

                  TRANSPORTATION INFRASTRUCTURE - 0.16%
         33,790   BAA PLC...................................    260,617
        170,000   Cosco Pacific Ltd.........................    193,172
        508,000   Zhejiang Expressway Co., Ltd., Class H....    286,982
                                                             ----------
                                                                740,771
                                                             ----------

       SHARES                                                      VALUE
       ------                                                      -----
               INFORMATION TECHNOLOGY - 10.96%
                 COMMUNICATIONS EQUIPMENT - 1.61%
        17,800   3Com Corp.*................................. $  105,020
         4,700   Advanced Fibre Communications, Inc.*........     98,559
        16,920   Alcatel SA, ADR.............................    200,164
         6,100   Anaren, Inc.*...............................     77,836
        21,352   Andrew Corp.*...............................    262,416
         1,900   Black Box Corp..............................     75,639
         5,800   Cable Design Technologies Corp.*............     46,400
       180,765   Cisco Systems, Inc.*........................  3,532,148
         5,500   Comverse Technology, Inc.*..................     82,280
         3,900   F5 Networks, Inc.*..........................     75,036
        39,300   Finisar Corp.*..............................     88,425
         8,350   Motorola, Inc...............................     99,950
        77,600   Nokia Oyj, ADR..............................  1,210,560
       114,600   Nortel Networks Corp.*......................    470,959
        16,100   Optical Communication Products, Inc.,
                 Class A*....................................     37,996
        14,880   QUALCOMM, Inc...............................    619,603
         2,500   Scientific-Atlanta, Inc.....................     77,875
         3,700   Tollgrade Communications, Inc.*.............     59,459
         9,425   UTStarcom, Inc.*............................    299,809
                                                              ----------
                                                               7,520,134
                                                              ----------

                 COMPUTERS & PERIPHERALS - 1.08%
         3,000   Advanced Digital Information Corp.*.........     42,060
         3,700   Agilysys, Inc...............................     32,449
         5,900   Applied Films Corp.*........................    175,407
        15,600   Cray, Inc.*.................................    171,288
        77,275   Dell, Inc.*.................................  2,580,212
         3,200   Electronics for Imaging*....................     74,624
           900   Imation Corp................................     29,385
         3,100   Intergraph Corp.*...........................     72,168
        14,170   International Business Machines Corp........  1,251,636
         8,200   Iomega Corp.*...............................     91,348
         6,240   Lexmark International, Inc.*................    393,182
        16,400   Pinnacle Systems, Inc.*.....................    138,252
                                                              ----------
                                                               5,052,011
                                                              ----------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.35%
        15,100   Agilent Technologies, Inc.*.................    333,861
         6,970   Amphenol Corp., Class A*....................    362,788
         1,300   Analogic Corp...............................     62,400
         5,200   Anixter International, Inc.*................    118,404
         5,100   Arrow Electronics, Inc.*....................     93,789
         6,595   AU Optronics Corp., ADR.....................     84,152
         7,400   AVX Corp....................................    101,306
         1,700   Benchmark Electronics, Inc.*................     71,859
        64,700   Celestica, Inc.*............................  1,026,142
         4,600   Checkpoint Systems, Inc.*...................     72,680
         4,200   Coherent, Inc.*.............................    103,446
        50,420   Flextronics International Ltd.*.............    714,956
         6,500   Global Imaging Systems, Inc.*...............    159,900
        12,000   Ibiden Co., Ltd.............................    181,053
         6,700   Itron, Inc.*................................    134,469
         4,600   Jabil Circuit, Inc.*........................    119,830

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

      SHARES                                                        VALUE
      ------                                                        -----
                ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
          800   Keyence Corp.................................. $  170,318
        3,600   Littelfuse, Inc.*.............................     82,800
        2,900   Millipore Corp.*..............................    133,574
        5,000   MTS Systems Corp..............................     76,100
        7,700   NU Horizons Electronics Corp.*................     67,067
        3,000   OSI Systems, Inc.*............................     51,900
        6,800   Planar Systems, Inc.*.........................    145,860
        6,300   Plexus Corp.*.................................     97,902
        2,000   Samsung Electronics Co., Ltd., GDR............    338,000
        2,920   Samsung Electronics Co., Ltd., GDR (c)........    493,480
       10,500   Sanmina-SCI Corp.*............................    101,850
       19,300   Superconductor Technologies, Inc.*............     75,849
        6,250   Symbol Technologies, Inc......................     74,688
        4,200   TDK Corp......................................    249,930
        1,800   Tech Data Corp.*..............................     55,530
        3,000   Varian, Inc.*.................................     93,960
       14,900   Vishay Intertechnology, Inc.*.................    261,048
                                                               ----------
                                                                6,310,891
                                                               ----------

                INTERNET SOFTWARE & SERVICES - 0.28%
        4,100   Digital River, Inc.*..........................    112,135
       10,400   Digitas, Inc.*................................     75,504
        3,900   PEC Solutions, Inc.*..........................     57,564
        2,665   Sohu.com, Inc.*...............................     82,882
       26,800   T-Online International AG*....................    268,243
       10,700   webMethods, Inc.*.............................     85,386
       17,420   Yahoo!, Inc.*.................................    616,320
                                                               ----------
                                                                1,298,034
                                                               ----------

                IT CONSULTING & SERVICES - 0.88%
      120,110   Accenture Ltd., Class A*......................  2,683,257
        4,500   Acxiom Corp.*.................................     70,920
        4,200   Affiliated Computer Services, Inc., Class A*..    204,498
        8,000   American Management Systems, Inc.*............    102,000
        4,200   Anteon International Corp.*...................    128,520
        3,300   Cognizant Technology Solutions Corp.*.........    120,351
        8,500   Computer Horizons Corp.*......................     31,450
       10,700   GRIC Communications, Inc.*....................     75,221
       32,900   Indra Sistemas SA.............................    384,501
        6,000   Inforte Corp.*................................     50,400
       21,200   Management Network Group, Inc.*...............     53,000
       16,700   MPS Group, Inc.*..............................    150,300
        3,400   Priority Healthcare Corp., Class B*...........     69,836
                                                               ----------
                                                                4,124,254
                                                               ----------

                OFFICE ELECTRONICS - 0.55%
       10,000   Canon, Inc....................................    490,060
        4,955   Canon, Inc., ADR..............................    241,408
      172,800   Xerox Corp.*..................................  1,772,928
        1,500   Zebra Technologies Corp., Class A*............     77,355
                                                               ----------
                                                                2,581,751
                                                               ----------

      SHARES                                                         VALUE
      ------                                                         -----
                SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.95%
       33,660   Advanced Micro Devices, Inc.*................. $   373,963
       46,000   Agere Systems, Inc., Class A*.................     141,220
        3,200   Altera Corp.*.................................      60,480
        6,000   Amkor Technology, Inc.*.......................      85,260
       13,720   Analog Devices, Inc.*.........................     521,634
       85,800   ARM Holdings PLC*.............................     139,769
        8,400   Artisan Components, Inc.*.....................     141,204
       39,125   ASML Holding NV, Registered Shares*...........     513,711
        3,800   August Technology Corp.*......................      54,112
        8,300   Brooks Automation, Inc.*......................     173,470
        2,600   Cymer, Inc.*..................................     107,120
        3,900   DSP Group, Inc.*..............................      97,149
        3,300   Dupont Photomasks, Inc.*......................      74,943
       16,000   Entegris, Inc.*...............................     180,800
        4,700   Exar Corp.*...................................      66,411
        7,400   Fairchild Semiconductor International, Inc.*..     122,692
        8,900   FSI International, Inc.*......................      45,390
       10,500   GlobespanVirata, Inc.*........................      75,810
        7,165   Infineon Technologies AG, ADR.................      92,357
        2,200   Integrated Circuit Systems, Inc.*.............      66,088
        4,000   Integrated Device Technology, Inc.*...........      49,680
      168,260   Intel Corp....................................   4,628,833
       13,120   Intersil Corp., Class A.......................     312,256
       14,900   Lattice Semiconductor Corp.*..................     105,939
        8,200   Linear Technology Corp........................     293,642
       22,475   Marvell Technology Group Ltd.*................     848,431
        3,025   Maxim Integrated Products, Inc................     119,488
        5,000   MEMC Electronic Materials, Inc.*..............      54,550
       17,875   Microchip Technology, Inc.....................     427,928
       11,100   Monolithic System Technology, Inc.*...........      93,351
        5,500   Mykrolis Corp.*...............................      66,770
        2,300   National Semiconductor Corp.*.................      74,267
        1,900   NEC Electronics Corp..........................     130,117
       13,000   Nikon Corp....................................     180,855
        3,400   Novellus Systems, Inc.*.......................     114,750
        7,860   NVIDIA Corp.*.................................     125,060
        4,700   Pericom Semiconductor Corp.*..................      47,000
        7,445   PMC - Sierra, Inc.*...........................      98,207
       27,000   Silicon Image, Inc.*..........................     121,770
       15,300   Silicon Storage Technology, Inc.*.............     133,875
        7,300   Skyworks Solutions, Inc.*.....................      66,430
      120,848   Taiwan Semiconductor Manufacturing Co.,
                Ltd., ADR*....................................   1,308,784
        3,440   Teradyne, Inc.*...............................      63,984
        6,560   Texas Instruments, Inc........................     149,568
        8,300   Tokyo Electron Ltd............................     552,762
       42,500   United Microelectronics Corp., ADR*...........     191,675
        6,640   Xilinx, Inc.*.................................     189,306
        7,500   Zoran Corp.*..................................     146,250
                                                               -----------
                                                                13,829,111
                                                               -----------

                SOFTWARE - 2.26%
        9,350   Activision, Inc.*.............................     111,732
       24,890   Amdocs Ltd.*..................................     467,932
        7,200   BEA Systems, Inc.*............................      86,760
        6,100   BMC Software, Inc.*...........................      84,973

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

     SHARES                                                           VALUE
     ------                                                           -----
               SOFTWARE (CONTINUED)
      17,100   Borland Software Corp.*......................... $   157,491
       7,500   Captiva Software Corp.*.........................      56,175
       9,000   Dassault Systemes SA............................     315,653
       5,900   Documentum, Inc.*...............................     125,729
      11,130   Electronic Arts, Inc.*..........................   1,026,520
       9,200   Epicor Software Corp.*..........................      82,248
       3,300   Fair Isaac Corp.................................     194,568
       4,400   Henry (Jack) & Associates, Inc..................      76,516
       2,050   Intuit, Inc.*...................................      98,892
       6,000   Lawson Software, Inc.*..........................      42,540
       5,600   Magma Design Automation, Inc.*..................     109,872
       3,550   Mercury Interactive Corp.*......................     161,206
      17,100   Micromuse, Inc.*................................     139,878
     176,960   Microsoft Corp..................................   4,917,718
       8,600   MSC.Software Corp.*.............................      61,920
       4,500   NetIQ Corp.*....................................      53,730
      14,900   Novell, Inc.*...................................      79,417
      32,900   OpenTV Corp.*...................................     108,570
      39,125   Oracle Corp.*...................................     438,982
       3,300   PeopleSoft, Inc.*...............................      60,027
      11,300   PLATO Learning, Inc.*...........................      87,123
       4,900   Reynolds & Reynolds Co., Class A................     134,995
       6,250   Siebel Systems, Inc.*...........................      60,750
       5,400   Sybase, Inc.*...................................      91,854
       1,700   Symantec Corp.*.................................     107,134
       2,400   Take-Two Interactive Software, Inc.*............      82,008
       6,100   Transaction Systems Architects, Inc., Class A*..     101,321
      24,425   VERITAS Software Corp.*.........................     766,945
       6,200   Verity, Inc.*...................................      81,034
                                                                -----------
                                                                 10,572,213
                                                                -----------

             MATERIALS - 1.76%
               CHEMICALS - 0.65%
      28,200   Air Products & Chemicals, Inc...................   1,271,820
       2,300   Cytec Industries, Inc.*.........................      83,950
       3,400   Eastman Chemical Co.............................     113,900
       2,000   Ecolab, Inc.....................................      50,500
       3,500   Engelhard Corp..................................      96,845
       2,600   Fuller (H.B.) Co................................      63,102
       6,700   Hercules, Inc.*.................................      75,911
       6,300   International Flavors & Fragrances, Inc.........     208,404
       1,589   L'Air Liquide SA................................     224,587
       6,300   Lubrizol Corp...................................     204,435
       1,700   Minerals Technologies, Inc......................      86,530
       2,000   PPG Industries, Inc.............................     104,440
       2,400   Praxair, Inc....................................     148,680
       3,500   Schulman (A.), Inc..............................      55,510
       5,300   Shin-Etsu Chemical Co., Ltd.....................     199,794
       2,200   Stepan Co.......................................      50,116
                                                                -----------
                                                                  3,038,524
                                                                -----------

               CONSTRUCTION MATERIALS - 0.04%
       7,700   Amcol International Corp........................      95,172
       2,200   Centex Construction Products, Inc...............      98,274
                                                                -----------
                                                                    193,446
                                                                -----------

        SHARES                                                     VALUE
        ------                                                     -----
                  CONTAINERS & PACKAGING - 0.21%
         50,730   Amcor Ltd.................................. $  300,229
          2,000   Aptargroup, Inc............................     73,380
          4,000   Crown Holdings, Inc.*......................     27,000
          2,600   Greif, Inc., Class A.......................     67,600
          8,700   Jarden Corp.*..............................    328,425
          3,300   Packaging Corporation of America*..........     64,086
          5,100   Smurfit-Stone Container Corp.*.............     76,398
            800   Temple-Inland, Inc.........................     38,840
                                                              ----------
                                                                 975,958
                                                              ----------

                  METALS & MINING - 0.23%
         71,999   BHP Billiton, Ltd..........................    517,200
          4,700   Carpenter Technology Corp..................    100,768
          5,200   Companhia Vale do Rio Doce, ADR............    191,880
          6,700   Peabody Energy Corp........................    210,179
          6,000   RTI International Metals, Inc.*............     63,120
                                                              ----------
                                                               1,083,147
                                                              ----------

                  PAPER & FOREST PRODUCTS - 0.63%
          1,800   Boise Cascade Corp.........................     49,680
          4,950   Bowater, Inc...............................    208,197
          5,400   Georgia-Pacific Corp.......................    130,896
          2,500   Glatfelter.................................     29,450
          4,200   International Paper Co.....................    163,884
         48,150   MeadWestvaco Corp..........................  1,227,825
          2,600   Mercer International, Inc..................     15,938
         26,000   Stora Enso Oyj, Class R....................    322,038
         12,850   UPM-Kymmene Oyj............................    215,459
         10,200   Weyerhaeuser Co............................    596,190
                                                              ----------
                                                               2,959,557
                                                              ----------

                TELECOMMUNICATION SERVICES - 2.15%
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.55%
         74,500   BellSouth Corp.............................  1,764,160
         75,700   Level 3 Communications, Inc.*..............    410,294
             42   Nippon Telegraph & Telephone Corp..........    190,746
          3,500   North Pittsburgh Systems, Inc..............     59,255
          8,400   PT Telekomunikasi Indonesia, ADR...........    114,492
              1   Qwest Communications International, Inc.*..          3
         61,500   SBC Communications, Inc....................  1,368,375
        134,015   Telecom Italia SpA.........................    330,266
         55,707   Telefonica SA..............................    658,185
         72,015   Verizon Communications, Inc................  2,336,167
                                                              ----------
                                                               7,231,943
                                                              ----------

                  WIRELESS TELECOMMUNICATION SERVICES - 0.60%
         46,540   American Tower Corp., Class A*.............    472,381
         40,360   AT&T Wireless Services, Inc.*..............    330,145
         20,605   Crown Castle International Corp.*..........    193,893
          3,900   Metro One Telecommunications*..............     13,572
            163   NTT DoCoMo, Inc............................    399,399
          4,500   Price Communications Corp.*................     55,800
          4,000   Telephone & Data Systems, Inc..............    226,160

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

     SHARES                                                           VALUE
     ------                                                           -----
                 WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
       419,500   Vodafone Group PLC........................... $    836,777
        14,500   Vodafone Group PLC, ADR......................      293,625
                                                               ------------
                                                                  2,821,752
                                                               ------------

               UTILITIES - 1.90%
                 ELECTRIC UTILITIES - 1.38%
         2,100   Allete, Inc..................................       57,498
        45,300   American Electric Power Co., Inc.............    1,359,000
         5,000   Central Vermont Public Service Corp..........      110,900
         3,400   CH Energy Group, Inc.........................      149,600
        38,000   Consolidated Edison, Inc.....................    1,548,880
         5,700   El Paso Electric Co.*........................       65,835
         2,100   Entergy Corp.................................      113,715
         2,700   Exelon Corp..................................      171,450
         1,100   Maine & Maritimes Corp.......................       39,600
         2,000   MGE Energy, Inc..............................       60,520
        56,600   National Grid Transco PLC....................      362,691
         8,100   Northeast Utilities..........................      145,152
         2,200   Otter Tail Corp..............................       57,508
        34,700   PG&E Corp.*..................................      829,330
         1,700   PPL Corp.....................................       69,615
         3,600   Progress Energy, Inc.........................      160,056
        49,000   TXU Corp.....................................    1,154,440
                                                               ------------
                                                                  6,455,790
                                                               ------------

                 GAS UTILITIES - 0.08%
         2,200   Cascade Natural Gas Corp.....................       43,120
         1,600   Northwest Natural Gas Co.....................       46,400
        62,300   Snam Rete Gas SpA............................      240,279
         1,700   WGL Holdings, Inc............................       46,886
                                                               ------------
                                                                    376,685
                                                               ------------

                 MULTI-UTILITIES & UNREGULATED POWER - 0.44%
       106,600   Duke Energy Corp.............................    1,898,546
         4,300   Energy East Corp.............................       96,449
         1,400   MDU Resources Group, Inc.....................       47,292
                                                               ------------
                                                                  2,042,287
                                                               ------------
                 TOTAL COMMON STOCKS..........................  298,672,481
                                                               ------------
                 (Cost $272,202,727)
     PAR VALUE
     ---------

     CORPORATE NOTES AND BONDS - 14.85%
      $ 35,000   Acetex Corp., Senior Notes
                 10.88% 08/01/09..............................       38,763
       150,000   Acetex Corp., Senior Notes
                 10.88% 08/01/09 (C)..........................      166,125
       225,000   Advance PCS
                 8.50% 04/01/08...............................      245,250
       150,000   Airgas Inc
                 9.13% 10/01/11...............................      166,500

     PAR VALUE                                                       VALUE
     ---------                                                       -----
     CORPORATE NOTES AND BONDS (CONTINUED)
     $  500,000   Allied Waste North America, Inc., Series B
                  7.88% 01/01/09............................... $  519,375
      1,375,000   Amerada Hess Corp.
                  7.88% 10/01/29...............................  1,565,712
        150,000   American Axle & Manufacturing, Inc.
                  Senior Subordinate Note
                  9.75% 03/01/09...............................    161,625
        620,000   AmerisourceBergen Corp., Senior Note
                  8.13% 09/01/08...............................    666,500
      1,800,000   AOL Time Warner, Inc.
                  7.63% 04/15/31...............................  2,035,890
        100,000   Apogent Technologies, Inc.,
                  Senior Subordinate Notes
                  6.50% 05/15/13 (C)...........................    102,500
        275,000   Arch Western Finance, Senior Notes
                  6.75% 07/01/13 (C)...........................    283,250
        550,000   Ball Corp.
                  6.88% 12/15/12...............................    566,500
         25,000   Brown (Tom), Inc.
                  7.25% 09/15/13...............................     25,875
        250,000   Burlington Northern Railroad Co., Series H
                  9.25% 10/01/06...............................    295,845
        200,000   Burlington Northern Santa Fe Corp.,
                  Debenture
                  6.88% 02/15/16...............................    229,406
        280,000   Cascades, Inc., Senior Note
                  7.25% 02/15/13 (C)...........................    285,600
        150,000   Chesapeake Energy Corp.
                  8.13% 04/01/11...............................    162,750
        345,000   Chesapeake Energy Corp., Senior Note
                  7.50% 09/15/13 (C)...........................    363,113
        450,000   Cinemark USA, Inc., Senior Subordinate Note
                  9.00% 02/01/13 (C)...........................    480,375
        550,000   Constellation Brands, Inc., Series B
                  8.13% 01/15/12...............................    591,250
        150,000   Corrections Corporation of America,
                  Senior Notes
                  7.50% 05/01/11...............................    154,500
        575,000   Cott Beverages USA, Inc.
                  8.00% 12/15/11...............................    618,125
      1,500,000   Cox Communications, Inc.
                  7.75% 11/01/10...............................  1,784,280
        100,000   CSC Holdings, Debenture
                  8.13% 08/15/09...............................    102,750
        195,000   CSC Holdings, Senior Subordinate Debenture
                  9.88% 02/15/13...............................    202,800
        800,000   DaimlerChrysler NA Holding Corp.
                  7.40% 01/20/05...............................    853,232
        750,000   Devon Financing Corp. ULC
                  6.88% 09/30/11...............................    860,693
        250,000   Devon Financing Corp. ULC
                  7.88% 09/30/31...............................    305,033
        500,000   Disney (Walt) Co.
                  7.30% 02/08/05...............................    536,010
      1,000,000   Disney (Walt) Co., MTN
                  5.80% 10/27/08...............................  1,101,340

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

    PAR VALUE                                                         VALUE
    ---------                                                         -----
    CORPORATE NOTES AND BONDS (CONTINUED)
    $  400,000   Dex Media East LLC/Dex Media East Finance Co.
                 Senior Subordinate Note
                 12.13% 11/15/12 (C)............................ $  481,000
       375,000   DirecTV Holdings LLC, Senior Note
                 8.38% 03/15/13 (C).............................    422,812
       375,000   Echostar DBS Corp., Senior Notes
                 5.75% 10/01/08 (C).............................    375,000
        25,000   Equistar Chemicals LP/Equistar Funding Corp.
                 10.13% 09/01/08................................     24,875
        75,000   Equistar Chemicals LP/Equistar Funding Corp.
                 Senior Note
                 10.63% 05/01/11 (C)............................     74,625
       155,000   Ethyl Corp., Senior Note
                 8.88% 05/01/10 (C).............................    159,650
       460,000   Extended Stay America, Inc.
                 Senior Subordinate Note
                 9.15% 03/15/08.................................    480,125
     1,850,000   FirstEnergy Corp., Series A
                 5.50% 11/15/06.................................  1,912,345
     1,400,000   Florida Windstorm Underwriting Assoc.
                 Series 1999-A
                 7.13% 02/25/19 (C).............................  1,617,084
     1,450,000   Ford Motor Credit Co.
                 7.38% 02/01/11.................................  1,523,428
     1,000,000   Gannett Co., Inc.
                 5.50% 04/01/07.................................  1,092,710
       250,000   General Motors Corp., Senior Notes
                 7.13% 07/15/13.................................    263,110
       500,000   Georgia-Pacific Corp.
                 8.88% 05/15/31.................................    500,000
     1,500,000   Goldman Sachs Group, Inc.
                 6.60% 01/15/12.................................  1,700,895
       605,000   Grant Prideco, Inc., Series B
                 9.63% 12/01/07.................................    662,475
     1,000,000   GTE North, Inc., Debenture
                 5.65% 11/15/08.................................  1,096,340
       350,000   Harrah's Operating Co., Inc.
                 7.88% 12/15/05.................................    378,875
       400,000   Hasbro, Inc
                 8.50% 03/15/06.................................    437,000
     1,450,000   HCA, Inc.
                 7.13% 06/01/06.................................  1,567,754
       350,000   Health Care, REIT Inc.
                 7.50% 08/15/07.................................    390,295
       280,000   Houghton Mifflin Co., Senior Notes
                 9.88% 02/01/13 (C).............................    294,700
     1,100,000   Household Finance Corp.
                 5.88% 02/01/09.................................  1,208,966
       800,000   HSBC Capital Funding LP/Jersey Channel
                 Islands
                 9.55% 12/31/49 (C).............................  1,024,932
       630,000   Indiana Michigan Power, Series C
                 6.13% 12/15/06.................................    698,336
       525,000   International Game Technology Senior Note
                 8.38% 05/15/09.................................    630,000
     2,250,000   International Lease Finance Corp.
                 6.38% 03/15/09.................................  2,511,765

      PAR VALUE                                                      VALUE
      ---------                                                      -----
      CORPORATE NOTES AND BONDS (CONTINUED)
      $  575,000   Iron Mountain Inc.
                   8.63% 04/01/13.............................. $  610,938
         125,000   iStar Financial, Inc., Senior Note
                   7.00% 03/15/08..............................    133,750
         175,000   iStar Financial, Inc., Senior Note
                   8.75% 08/15/08..............................    195,562
         340,000   K&F Industries, Inc., Series B
                   Senior Subordinate Note
                   9.63% 12/15/10..............................    374,850
         525,000   KB Home, Senior Subordinate Note
                   8.63% 12/15/08..............................    567,000
         550,000   Kennametal, Inc., Senior Note
                   7.20% 06/15/12..............................    590,568
         160,000   Key Energy Services, Inc., Senior Notes
                   6.38% 05/01/13..............................    159,600
          30,000   Key Energy Services, Inc., Series C
                   8.38% 03/01/08..............................     32,250
         525,000   L-3 Communications Corp.
                   7.63% 06/15/12..............................    564,375
         550,000   Lamar Media Corp., Senior Subordinate Note
                   7.25% 01/01/13 (C)..........................    574,750
         525,000   Lear Corp, Series B
                   8.11% 05/15/09..............................    601,125
         350,000   Lin TV Corp., Senior Subordinate Note
                   6.50% 05/15/13 (C)..........................    340,375
         130,000   MacDermid, Inc.
                   9.13% 07/15/11..............................    144,300
         500,000   MGM Grand, Inc.
                   9.75% 06/01/07..............................    565,000
         750,000   Nexen, Inc
                   7.88% 03/15/32..............................    889,852
         300,000   Nextel Communications, Inc., Senior Note
                   9.38% 11/15/09..............................    325,500
       1,000,000   Norfolk Southern Railway Co., Series I
                   5.95% 04/01/08..............................  1,091,420
          75,000   Offshore Logistic, Inc.
                   6.13% 06/15/13..............................     71,625
         575,000   Omnicare Inc., Series B
                   8.13% 03/15/11..............................    622,438
         630,000   Owens-Illinois, Inc., Senior Note
                   7.35% 05/15/08..............................    612,675
         550,000   Park Place Entertainment Corp.
                   Senior Subordinate Note
                   9.38% 02/15/07..............................    606,375
         225,000   Peabody Energy Corp., Series B
                   6.88% 03/15/13..............................    234,562
         550,000   Pemex Project Fund Master Trust
                   7.88% 02/01/09..............................    622,875
         550,000   Pride International, Inc., Senior Notes
                   10.00% 06/01/09.............................    591,250
       1,100,000   Procter & Gamble Co.
                   4.75% 06/15/07..............................  1,183,116
         300,000   Province Healthcare Co.,
                   Senior Subordinate Notes
                   7.50% 06/01/13..............................    297,750
       2,000,000   Prudential Insurance Company of America
                   7.65% 07/01/07 (C)..........................  2,306,060

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

    PAR VALUE                                                          VALUE
    ---------                                                          -----
    CORPORATE NOTES AND BONDS (CONTINUED)
    $  440,000   Public Service Co., Senior Notes
                 4.40% 09/15/08.................................. $  450,366
       525,000   R.H. Donnelley Finance Corp.
                 Senior Subordinate Note
                 10.88% 12/15/12 (C).............................    616,875
     1,750,000   Raytheon Co.
                 8.30% 03/01/10..................................  2,135,403
     1,300,000   RBS Capital Trust
                 1 4.71% 07/01/13................................  1,242,150
       400,000   Scotts Co.
                 8.63% 01/15/09..................................    424,200
       350,000   Select Medical Corp. Senior Subordinate Note
                 9.50% 06/15/09..................................    385,000
       546,000   Silgan Corp., Senior Subordinate Debenture
                 9.00% 06/01/09..................................    563,745
       595,000   Sinclair Broadcast Group, Inc.
                 8.75% 12/15/11..................................    647,063
     1,000,000   Southwest Airlines Co., Debenture
                 8.75% 10/15/03..................................  1,002,210
       335,000   Speedway Motorsports, Inc.,
                 Senior Subordinate Note
                 6.75% 06/01/13 (C)..............................    341,700
       625,000   Sprint Capital Corp.
                 6.13% 11/15/08..................................    673,225
       275,000   Starwood Hotels & Resorts Worldwide, Inc.
                 7.88% 05/01/12..................................    299,750
       700,000   Station Casinos, Inc., Senior Subordinate Note
                 8.88% 12/01/08..................................    731,500
       125,000   Stone Container Corp., Senior Note
                 8.38% 07/01/12..................................    130,625
        25,000   Synagro Technologies, Inc.,
                 Senior Subordinate Note
                 9.50% 04/01/09..................................     27,375
       375,000   TD Funding Corp.,
                 8.38% 07/15/11 (C)..............................    402,188
       110,000   Teekay Shipping Coirp., Senior Note
                 8.88% 07/15/11..................................    121,000
       785,000   Tenet Healthcare Corp., Senior Note
                 5.38% 11/15/06..................................    775,188
       400,000   Toll Corp.
                 7.75% 09/15/07..................................    412,000
       600,000   TransAlta Corp., Yankee
                 6.75% 07/15/12..................................    622,296
       500,000   Triad Hospitals, Inc., Series B
                 8.75% 05/01/09..................................    545,000
       420,000   United Parcel Service, Debenture
                 8.38% 04/01/30 (B)..............................    574,816
       250,000   United Rentals, Inc., Series B
                 9.50% 06/01/08..................................    260,000
        75,000   Universal Compression, Inc., Senior Note
                 7.25% 05/15/10..................................     77,625
       500,000   Verizon Wireless Capital LLC
                 5.38% 12/15/06..................................    542,310
       830,000   Wells Fargo Financial, Inc.
                 6.13% 02/15/06..................................    908,518
        40,000   Westinghouse Air Brake, Senior Note
                 6.88% 07/31/13 (C)..............................     40,500

           PAR VALUE                                              VALUE
           ---------                                              -----
           CORPORATE NOTES AND BONDS (CONTINUED)
           $  575,000   Westport Resources Corp.
                        8.25% 11/01/11..................... $   621,000
              640,000   Weyerhaeuser Co.
                        6.75% 03/15/12.....................     712,051
              400,000   WorldCom, Inc. - WorldCom Group
                        8.25% 05/15/31 (D).................     132,000
              470,000   XTO Energy, Inc., Senior Note
                        7.50% 04/15/12.....................     520,525
              105,000   Yum! Brands, Inc., Senior Note
                        8.88% 04/15/11.....................     120,750
              455,000   Yum! Brands, Inc., Senior Note
                        7.70% 07/01/12.....................     500,727
                                                            -------------
                        TOTAL CORPORATE NOTES AND BONDS....  69,469,686
                                                            -------------
                        (Cost $66,292,944)

           MORTGAGE-BACKED SECURITIES - 10.43%
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.30%
            2,357,665   6.12%, 10/01/08, Pool #380999......   2,563,724
              136,181   6.00%, 01/01/09, Pool #269929......     142,612
               73,461   6.50%, 03/01/11, Pool #343824......      77,785
               41,537   6.00%, 06/01/14, Pool #484967......      43,433
              429,684   6.00%, 06/01/14, Pool #499193......     449,299
              128,642   6.00%, 06/01/14, Pool #500131......     134,515
              324,574   7.00%, 03/01/15, Pool #535200......     345,380
              258,876   7.50%, 06/01/15, Pool #540078......     276,834
              133,584   7.50%, 08/01/15, Pool #548844......     142,850
              101,014   7.50%, 09/01/15, Pool #552002......     108,021
              960,020   5.50%, 05/01/16, Pool #357124......     993,995
               57,589   7.00%, 07/01/16, Pool #253881......      61,281
            1,299,871   5.00%, 01/01/18, Pool #681774......   1,331,306
            7,898,418   5.00%, 06/01/18, Pool #709841......   8,100,776
            1,978,474   5.50%, 12/01/18, Pool #555291......   2,048,251
               40,276   6.50%, 01/01/26, Pool #303676......      42,109
              107,715   8.00%, 12/01/29, Pool #535031......     116,602
              129,514   8.00%, 04/01/30, Pool #526425......     139,908
              120,037   8.00%, 04/01/30, Pool #531218......     129,671
               41,910   8.00%, 04/01/30, Pool #534220......      45,273
               26,871   8.00%, 05/01/30, Pool #534205......      29,028
              211,159   7.50%, 02/01/31, Pool #595387......     225,348
              393,803   7.00%, 02/01/31, Pool #567157......     416,796
              803,828   7.00%, 07/01/31, Pool #596213......     850,755
              105,116   8.00%, 07/01/31, Pool #593098......     113,299
            1,420,977   6.50%, 08/01/31, Pool #595999......   1,481,284
              123,418   7.50%, 08/01/31, Pool #253929......     131,709
            1,225,072   6.50%, 10/01/31, Pool #254007......   1,277,064
            3,730,866   5.50%, 07/01/33, Pool #555591......   3,806,640
            3,837,033   5.00%, 08/01/33, Pool #713704......   3,839,431
                                                            -------------
                                                             29,464,979
                                                            -------------
                        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.42%
               52,815   6.00%, 04/15/13, Pool #471839......      55,504
               72,427   6.50%, 05/15/13, Pool #473566......      76,893
               58,034   6.50%, 06/15/13, Pool #476470......      61,612
               85,973   6.50%, 08/15/13, Pool #486453......      91,274
               29,255   6.50%, 11/15/13, Pool #454228......      31,059

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

          PAR VALUE                                                  VALUE
          ---------                                                  -----
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
           $ 76,685   6.50%, 11/15/13, Pool #477529............ $   81,413
            115,459   6.50%, 11/15/13, Pool #483663............    122,577
             67,998   6.50%, 11/15/13, Pool #493623............     72,190
            898,753   7.00%, 11/15/13, Pool #780921............    960,393
            158,746   6.50%, 07/15/14, Pool #494014............    168,552
            106,332   9.00%, 12/15/17, Pool #780201............    117,655
             18,657   7.50%, 06/15/23, Pool #346618............     20,111
            100,146   8.00%, 07/15/25, Pool #409912............    108,757
            105,520   7.50%, 01/15/26, Pool #417191............    113,397
            928,003   6.00%, 01/15/29, Pool #473188............    966,619
             51,098   6.50%, 01/15/29, Pool #482909............     53,709
            303,444   6.50%, 03/15/29, Pool #464613............    318,947
            206,165   6.50%, 04/15/29, Pool #483349............    216,698
            411,295   6.50%, 04/15/29, Pool #473682............    432,309
            535,749   6.50%, 04/15/29, Pool #488234............    563,120
            602,410   6.50%, 05/15/29, Pool #487199............    633,188
            144,877   7.00%, 05/15/29, Pool #507929............    154,187
            157,282   7.50%, 09/15/29, Pool #466164............    168,403
             97,355   7.50%, 09/15/29, Pool #478707............    104,239
             16,282   7.50%, 09/15/29, Pool #510409............     17,433
            135,401   7.50%, 09/15/29, Pool #511482............    144,975
            194,844   7.00%, 09/15/29, Pool #510394............    207,364
             74,063   7.50%, 09/15/29, Pool #510424............     79,300
             29,939   8.50%, 12/15/30, Pool #781222............     32,444
            287,294   7.00%, 06/15/31, Pool #426776............    305,552
            164,689   6.50%, 07/15/31, Pool #555841............    173,072
                                                                --------------
                                                                 6,652,946
                                                                --------------
                      FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.04%
            239,145   6.50%, 02/01/11, Pool #G10473, Gold......    252,320
            135,387   6.50%, 04/01/11, Pool #E00426, Gold......    142,818
            211,801   6.50%, 04/01/11, Pool #E63949, Gold......    223,427
            162,242   6.50%, 05/01/11, Pool #E64054, Gold......    171,148
            121,098   6.50%, 10/01/11, Pool #E20269, Gold......    127,745
             65,936   7.50%, 07/01/15, Pool #E80965, Gold......     70,184
              2,716   7.50%, 08/01/15, Pool #E81252, Gold......      2,891
            144,760   8.00%, 09/01/15, Pool #E00881, Gold......    156,502
             69,188   6.50%, 07/01/16, Pool #E00996, Gold......     72,794
            126,577   6.50%, 04/01/26, Pool #G00467, Gold......    132,474
            135,058   6.50%, 06/01/26, Pool #C80406, Gold......    141,350
            145,229   6.50%, 02/01/27, Pool #D77810, Gold......    151,898
            199,019   6.50%, 02/01/27, Pool #D78116, Gold......    208,159
             97,595   6.50%, 02/01/27, Pool #D78152, Gold......    102,077
             85,220   6.50%, 03/01/27, Pool #D78905, Gold......     89,133
            452,093   6.50%, 03/01/27, Pool #D79051, Gold......    473,155
            263,230   7.00%, 07/01/28, Pool #C00632, Gold......    278,294
            337,397   6.50%, 09/01/28, Pool #C00647, Gold......    352,693
            132,541   7.00%, 04/01/29, Pool #C00756, Gold......    140,126
            204,203   7.50%, 01/01/30, Pool #C35185, Gold......    218,425
            171,147   7.00%, 01/01/30, Pool #C35372, Gold......    180,832
            287,297   6.50%, 06/01/31, Pool #C01184, Gold......    299,971
             57,182   7.00%, 06/01/31, Pool #C01188, Gold......     60,383
             73,780   6.50%, 07/01/31, Pool #C55192, Gold......     77,057
            704,397   7.00%, 08/01/31, Pool #C01211, Gold......    743,826
                                                                --------------
                                                                 4,869,682
                                                                --------------

  PAR VALUE                                                             VALUE
  ---------                                                             -----
               OTHER MORTGAGE-BACKED SECURITIES - 1.67%
  $   71,178   American Mortgage Trust
               8.30% 09/27/22.................................... $    64,060
   1,200,000   Federal National Mortgage Association
               Series 2003-21, Class PH
               4.50% 04/25/13....................................   1,236,359
   1,200,000   Federal National Mortgage Association
               Series 2003-24, Class LC
               5.00% 12/25/15....................................   1,225,305
   2,000,000   GS Mortgage Securities Corp. II
               Series 1998-C1, Class A-2
               6.62% 10/18/30....................................   2,204,472
     187,955   Rural Housing Trust,
               Series 1987-1, Class D, CMO
               6.33% 04/01/26....................................     189,532
   3,000,000   Wachovia Bank Commerical Mortgage Trust
               Series 2003-C5, Class A-2
               3.99% 06/15/35....................................   2,865,540
                                                                  -----------
                                                                    7,785,268
                                                                  -----------
               TOTAL MORTGAGE-BACKED SECURITIES..................  48,772,875
                                                                  -----------
               (Cost $46,934,117)

  ASSET-BACKED SECURITIES - 4.40%
   2,000,000   California Infrastructure
               Series 1997-1, Class A-7
               6.42% 12/26/09....................................   2,250,940
   1,900,000   Citicorp Lease Pass Thru Certificate
               Series 1999-1, Class A-2
               8.04% 12/15/19 (C)................................   2,256,668
   1,200,000   Chase Manhattan Auto Owner Trust
               Series 2001-B, Class A-4
               3.80% 05/15/08....................................   1,235,412
   1,550,000   Chemical Master Credit Card Trust I
               Series 1996-2, Class A
               5.98% 09/15/08....................................   1,645,604
   1,125,000   Citibank Credit Card Issuance Trust
               Series 2002-A, Class A-1
               4.95% 02/09/09....................................   1,203,367
     835,428   Continental Airlines, Inc. Pass Thru Certificate
               7.46% 04/01/15....................................     743,531
     699,681   Federal Express Corp. Pass Thru Certificate
               Series 1994-A1, Class A-310
               7.53% 09/23/06....................................     779,116
   1,000,000   Honda Auto Receivables Owner Trust
               Series 2002-3, Class A-3
               3.00% 05/18/06....................................   1,016,550
   1,600,000   J.P. Morgan Commercial Mortgage Finance
               Corp. Series 1999-C7, Class A-2
               6.51% 10/15/35....................................   1,809,949
   1,000,000   LB-UBS Commercial Mortgage Trust
               Series 2000-C5, Class A-2
               6.51% 12/15/26....................................   1,136,894
   1,200,000   MBNA Master Credit Card Trust
               Series 1999-M, Class A
               6.60% 04/16/07....................................   1,266,660
   2,595,000   Standard Credit Card Master Trust
               Series 1995-9, Class A
               6.55% 10/07/07....................................   2,826,059

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

        PAR VALUE                                                  VALUE
        ---------                                                  -----

        ASSET-BACKED SECURITIES (CONTINUED)
        $1,014,042   United Airlines Pass Thru Certificate
                     Series 1991, Class A-1
                     9.20% 03/22/08 (D)..................... $   314,353
           588,020   United Airlines Pass Thru Certificate
                     Series 2000-2, Class A-1
                     7.03% 10/01/10 (E).....................     476,297
         1,600,000   Wells Fargo Auto Trust
                     Series 2001-A, Class A-4
                     5.07% 03/15/08.........................   1,631,584
                                                             -----------
                     TOTAL ASSET-BACKED SECURITIES..........  20,592,984
                                                             -----------
                     (Cost $20,598,431)

        U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.05%
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.08%
         4,325,000   6.63%, 09/15/09........................   5,037,098
                                                             -----------

                     U.S. TREASURY BONDS - 1.75%
           950,000   7.50%, 11/15/16........................   1,240,121
           420,000   8.88%, 08/15/17........................     609,984
         1,150,000   8.13%, 08/15/19........................   1,593,829
           850,000   7.88%, 02/15/21........................   1,161,478
         1,200,000   6.25%, 08/15/23........................   1,402,828
           425,000   6.13%, 08/15/29........................     494,777
         1,560,000   5.38%, 02/15/31........................   1,674,075
                                                             -----------
                                                               8,177,092
                                                             -----------

                     U.S. TREASURY NOTES - 0.22%
         1,025,000   4.00% 11/15/12.........................   1,037,172
                                                             -----------
                     TOTAL U.S. GOVERNMENT
                     AND AGENCY OBLIGATIONS.................  14,251,362
                                                             -----------
                     (Cost $13,194,051)

        FOREIGN BONDS (A) - 0.30%
           275,000   British Sky Broadcasting PLC
                     8.20% 07/15/09.........................     325,936
           350,000   France Telecom
                     9.75% 03/01/31 (B).....................     471,611
           575,000   Rogers Cable, Inc.
                     7.88% 05/01/12.........................     628,561
                                                             -----------
                     TOTAL FOREIGN BONDS....................   1,426,108
                                                             -----------
                     (Cost $1,217,252)

        MUNICIPAL SECURITY - 0.13%
           500,000   New Jersey State, EDA State Pension
                     Funding Revenue Series A, AMT
                     7.43% 02/15/29
                     Insured: MBIA..........................     615,675
                                                             -----------
                     (Cost $544,476)

        SHARES
        ------
        PREFERRED STOCK - 0.11%
                   CONSUMER DISCRETIONARY - 0.11%
                     MEDIA - 0.11%
            19,410   News Corp., Ltd., ADR..................     529,699
                                                             -----------
                     (Cost $430,281)

      SHARES                                                         VALUE
      ------                                                         -----

      RIGHTS - 0.00%
                  HEALTH CARE - 0.00%
                    PHARMACEUTICAL - 0.00%
            1,300   Stada Arzneimittel AG,* expires 10/13/03.. $     2,908
                                                               -----------
                    (Cost $0)
      PAR VALUE
      ---------

      REPURCHASE AGREEMENT - 2.62%
      $12,258,000   Repurchase agreement with State Street
                    Bank & Trust Co., dated 09/30/03,
                    due 10/01/03 at 0.900%, collateralized
                    by U.S. Treasury Bonds/Notes with
                    maturities to 08/15/29,
                    market value $12,535,200
                    (repurchase proceeds $12,258,306).........  12,258,000
                                                               -----------
                    (Cost $12,258,000)

                               TOTAL INVESTMENTS - 99.73%..............  466,591,778
                                                                        ------------
                               (Cost $433,672,279) (F)

                               NET OTHER ASSETS AND LIABILITIES - 0.27%    1,244,041
                                                                        ------------
                               NET ASSETS - 100.00%.................... $467,835,819
                                                                        ============

---------------------------
*   Non-income producing security.
(A) U.S. Dollar Denominated
(B) Interest rate steps up periodically to maturity. The interest rate shown reflects rate in effect on September 30, 2003.
(C) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the value of these securities amounted to $13,009,882, which represents 2.78% of net assets.
(D) As of September 30, 2003, the Fund held securities of certain issuers that have filed for bankruptcy under Chapter 11, representing 0.10% of net assets. These issuers are in default of certain debt covenants. Income is not being accrued.
(E) As of September 30, 2003, the Fund held securities of certain issuers that have filed for bankruptcy under Chapter 11, representing 0.10% of net assets. These issuers are in default of certain debt covenants. Income is being fully accrued.
(F) Cost for federal income tax purposes is $439,253,970.

 ACRONYM  NAME
 -------  ----
   ADR    American Depositary Receipt
   AMT    Alternative Minimum Tax. Private activity
          obligations the interest on which is subject to
          federal AMT for individuals.
   CMO    Collateralized Mortgage Obligation
   EDA    Economic Development Authority
   GDR    Global Depositary Receipt
  MBIA    Municipal Bond Insurance Association
MSCI EAFE Morgan Stanley Capital International Europe,
          Australasia, Far East
   MTN    Medium Term Note
  NVDR    Non-Voting Depositary Receipt
  REIT    Real Estate Investment Trust
  SPDR    Standard & Poor's Depositary Receipt

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Large Cap Growth Fund

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003

     SHARES                                                          VALUE
     ------                                                          -----
     COMMON STOCKS - 98.59%
             CONSUMER DISCRETIONARY - 19.72%
               HOTELS, RESTAURANTS & LEISURE - 0.79%
     234,800   Wendy's International, Inc..................... $ 7,584,040
                                                               -----------

               HOUSEHOLD DURABLES - 0.51%
      62,000   Garmin Ltd.....................................   2,596,560
     194,500   Matsushita Electric Industrial Co., Ltd., ADR..   2,326,220
                                                               -----------
                                                                 4,922,780
                                                               -----------

               INTERNET & CATALOG RETAIL - 2.50%
     265,900   eBay, Inc.*....................................  14,228,309
     298,700   InterActiveCorp*...............................   9,872,035
                                                               -----------
                                                                24,100,344
                                                               -----------

               MEDIA - 2.87%
     232,300   Clear Channel Communications, Inc..............   8,897,090
     800,000   Liberty Media Corp., Class A*..................   7,976,000
     200,000   Viacom, Inc., Class A..........................   7,660,000
     200,000   XM Satellite Radio Holdings, Inc., Class A*....   3,106,000
                                                               -----------
                                                                27,639,090
                                                               -----------

               MULTI-LINE RETAIL - 5.71%
     233,300   Costco Wholesale Corp.*........................   7,250,964
     178,600   Kohl's Corp.*..................................   9,555,100
     499,000   Target Corp....................................  18,777,370
     350,000   Wal-Mart Stores, Inc...........................  19,547,500
                                                               -----------
                                                                55,130,934
                                                               -----------

               SPECIALTY RETAIL - 6.83%
     181,400   AutoZone, Inc.*................................  16,240,742
     200,000   Bed Bath & Beyond, Inc.*.......................   7,636,000
     268,400   Best Buy Co., Inc.*............................  12,754,368
     306,000   Chico's FAS, Inc.*.............................   9,375,840
     384,300   Lowe's Companies, Inc..........................  19,945,170
                                                               -----------
                                                                65,952,120
                                                               -----------

               TEXTILES, APPAREL & LUXURY GOODS - 0.51%
      89,500   Coach, Inc.*...................................   4,886,700
                                                               -----------

             CONSUMER STAPLES - 8.47%
               BEVERAGES - 2.93%
     125,000   Anheuser-Busch Companies, Inc..................   6,167,500
     482,700   PepsiCo, Inc...................................  22,122,141
                                                               -----------
                                                                28,289,641
                                                               -----------

        SHARES                                                     VALUE
        ------                                                     -----
                  FOOD & DRUG RETAILING - 1.37%
        235,000   Sysco Corp................................ $ 7,686,850
        100,000   Whole Foods Market, Inc.*.................   5,518,000
                                                             -----------
                                                              13,204,850
                                                             -----------

                  FOOD PRODUCTS - 0.93%
        290,900   Dean Foods Co.*...........................   9,026,627
                                                             -----------

                  HOUSEHOLD PRODUCTS - 1.90%
        197,300   Procter & Gamble Co.......................  18,313,386
                                                             -----------

                  PERSONAL PRODUCTS - 0.61%
        100,000   Alberto-Culver Co., Inc., Class B.........   5,882,000
                                                             -----------

                  TOBACCO - 0.73%
        161,300   Altria Group, Inc.........................   7,064,940
                                                             -----------

                ENERGY - 2.97%
                  ENERGY EQUIPMENT & SERVICES - 2.97%
        207,700   Baker Hughes, Inc.........................   6,145,843
        175,000   Noble Corp.*..............................   5,948,250
        156,100   Schlumberger Ltd..........................   7,555,240
        195,000   Smith International, Inc.*................   7,016,100
        100,000   Transocean, Inc.*.........................   2,000,000
                                                             -----------
                                                              28,665,433
                                                             -----------

                FINANCIALS - 6.85%
                  DIVERSIFIED FINANCIALS - 5.65%
        700,000   Citigroup, Inc............................  31,857,000
        174,100   Fannie Mae................................  12,221,820
        125,000   Goldman Sachs Group, Inc..................  10,487,500
                                                             -----------
                                                              54,566,320
                                                             -----------

                  INSURANCE - 1.20%
        200,000   American International Group, Inc.........  11,540,000
                                                             -----------

                HEALTH CARE - 23.02%
                  BIOTECHNOLOGY - 3.50%
        407,900   Amgen, Inc.*..............................  26,338,103
        132,600   Gilead Sciences, Inc.*....................   7,416,318
                                                             -----------
                                                              33,754,421
                                                             -----------

                  HEALTH CARE EQUIPMENT & SUPPLIES - 5.08%
        176,200   Alcon, Inc................................   9,893,630
        160,900   Boston Scientific Corp.*..................  10,265,420
        377,600   Medtronic, Inc............................  17,716,992
        206,200   St. Jude Medical, Inc.*...................  11,087,374
                                                             -----------
                                                              48,963,416
                                                             -----------

                      See Notes to Financial Statements.

Columbia Large Cap Growth Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

     SHARES                                                          VALUE
     ------                                                          -----
                 HEALTH CARE PROVIDERS & SERVICES - 3.80%
        93,000   Anthem, Inc.*............................... $  6,633,690
       662,300   Caremark Rx, Inc.*..........................   14,967,980
       111,500   McKesson Corp...............................    3,711,835
       226,100   UnitedHealth Group, Inc.....................   11,377,352
                                                              ------------
                                                                36,690,857
                                                              ------------

                 PHARMACEUTICALS - 10.64%
       225,000   Abbott Laboratories.........................    9,573,750
       285,800   Biovail Corp.*..............................   10,617,470
     1,581,900   Pfizer, Inc.................................   48,058,122
       300,000   Teva Pharmaceutical Industries Ltd., ADR....   17,145,000
       182,000   Watson Pharmaceuticals, Inc.*...............    7,587,580
       210,000   Wyeth.......................................    9,681,000
                                                              ------------
                                                               102,662,922
                                                              ------------

               INDUSTRIALS - 7.55%
                 AIR FREIGHT & LOGISTICS - 0.75%
       112,200   FedEx Corp..................................    7,229,046
                                                              ------------

                 COMMERCIAL SERVICES & SUPPLIES - 1.79%
       516,000   Concord EFS, Inc.*..........................    7,053,720
       254,300   First Data Corp.............................   10,161,828
                                                              ------------
                                                                17,215,548
                                                              ------------

                 INDUSTRIAL CONGLOMERATES - 5.01%
     1,275,000   General Electric Co.........................   38,007,750
       507,400   Tyco International Ltd......................   10,366,182
                                                              ------------
                                                                48,373,932
                                                              ------------

               INFORMATION TECHNOLOGY - 28.35%
                 COMMUNICATIONS EQUIPMENT - 4.77%
       166,000   Alcatel SA, ADR.............................    1,963,780
     1,776,200   Cisco Systems, Inc.*........................   34,706,948
        81,200   Motorola, Inc...............................      971,964
       146,700   QUALCOMM, Inc...............................    6,108,588
        70,300   UTStarcom, Inc.*............................    2,236,243
                                                              ------------
                                                                45,987,523
                                                              ------------

                 COMPUTERS & PERIPHERALS - 3.23%
       762,900   Dell, Inc.*.................................   25,473,231
        27,700   International Business Machines Corp........    2,446,741
        52,300   Lexmark International, Inc.*................    3,295,423
                                                              ------------
                                                                31,215,395
                                                              ------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.31%
       148,000   Agilent Technologies, Inc.*.................    3,272,280
       150,000   Celestica, Inc.*............................    2,379,000
       495,600   Flextronics International Ltd.*.............    7,027,608
                                                              ------------
                                                                12,678,888
                                                              ------------

     SHARES                                                           VALUE
     ------                                                           -----
                 INTERNET SOFTWARE & SERVICES - 0.63%
       170,300   Yahoo!, Inc.*................................ $  6,025,214
                                                               ------------

                 IT CONSULTING & SERVICES - 1.01%
       434,500   Accenture Ltd., Class A*.....................    9,706,730
                                                               ------------

                 OFFICE ELECTRONICS - 0.21%
       194,200   Xerox Corp.*.................................    1,992,492
                                                               ------------

                 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.95%
       331,000   Advanced Micro Devices, Inc.*................    3,677,410
       150,000   Analog Devices, Inc.*........................    5,703,000
       384,500   ASML Holding NV, Registered Shares*..........    5,048,485
        70,100   Infineon Technologies AG, ADR................      903,589
     1,657,500   Intel Corp...................................   45,597,825
       126,800   Intersil Corp., Class A......................    3,017,840
        81,000   Linear Technology Corp.......................    2,900,610
       190,400   Marvell Technology Group Ltd.*...............    7,187,600
       180,000   Maxim Integrated Products, Inc...............    7,110,000
        73,600   PMC-Sierra, Inc.*............................      970,857
        28,100   Samsung Electronics Co., Ltd., GDR...........    4,748,900
       501,100    Taiwan Semiconductor Manufacturing Co.,
                    Ltd., ADR*................................    5,426,913
       418,000   United Microelectronics Corp., ADR*..........    1,885,180
        65,000   Xilinx, Inc.*................................    1,853,150
                                                               ------------
                                                                 96,031,359
                                                               ------------

                 SOFTWARE - 7.24%
       155,000   Amdocs Ltd.*.................................    2,914,000
        78,300   Electronic Arts, Inc.*.......................    7,221,609
     1,750,000   Microsoft Corp...............................   48,632,500
       500,000   Oracle Corp.*................................    5,610,000
       175,000   VERITAS Software Corp.*......................    5,495,000
                                                               ------------
                                                                 69,873,109
                                                               ------------

               TELECOMMUNICATION SERVICES - 1.66%
                 DIVERSIFIED TELECOMMUNICATION SERVICES - 0.57%
       744,300   Level 3 Communications, Inc.*................    4,034,106
        45,000   Verizon Communications, Inc..................    1,459,800
                                                               ------------
                                                                  5,493,906
                                                               ------------

                 WIRELESS TELECOMMUNICATION SERVICES - 1.09%
       725,100   American Tower Corp., Class A*...............    7,359,765
       381,400   AT&T Wireless Services, Inc.*................    3,119,852
                                                               ------------
                                                                 10,479,617
                                                               ------------
                 TOTAL COMMON STOCKS..........................  951,143,580
                                                               ------------
                 (Cost $852,476,498)

                      See Notes to Financial Statements.

Columbia Large Cap Growth Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

   SHARES                                                               VALUE
   ------                                                               -----
   PREFERRED STOCK - 0.49%
               CONSUMER DISCRETIONARY - 0.49%
                 MEDIA - 0.49%
       175,000   News Corp., Ltd., ADR........................... $ 4,775,750
                                                                  -----------
                 (Cost $4,589,060)
   PAR VALUE
   ---------
   REPURCHASE AGREEMENT - 1.65%
   $15,888,000   Repurchase agreement with State Street Bank
                 & Trust Co., dated 09/30/03, due 10/01/03 at
                 0.900%, collateralized by a U.S. Treasury Bond
                 maturing 05/15/17, market value $16,206,900
                 (repurchase proceeds $15,888,397)...............  15,888,000
                                                                  -----------
                 (Cost $15,888,000)

            TOTAL INVESTMENTS - 100.73%...............  971,807,330
                                                       ------------
            (Cost $872,953,558) (A)

            NET OTHER ASSETS AND LIABILITIES - (0.73)%   (7,035,806)
                                                       ------------
            NET ASSETS - 100.0%....................... $964,771,524
                                                       ============

---------------------------
*   Non-income producing security.
(A) Cost for federal income tax purposes is $887,071,683.

ACRONYM NAME
------- ----
  ADR   American Depositary Receipt
  GDR   Global Depositary Receipt

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Disciplined Value Fund

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003

        SHARES                                                     VALUE
        ------                                                     -----
        COMMON STOCKS - 99.15%
                CONSUMER DISCRETIONARY - 10.35%
                  AUTOMOBILES - 1.21%
        407,400   Ford Motor Co............................. $ 4,387,698
                                                             -----------

                  HOTELS, RESTAURANTS & LEISURE - 0.96%
        124,700   Royal Caribbean Cruises Ltd...............   3,505,317
                                                             -----------

                  LEISURE EQUIPMENT & PRODUCTS - 2.16%
        139,000   Brunswick Corp............................   3,569,520
        226,500   Mattel, Inc...............................   4,294,440
                                                             -----------
                                                               7,863,960
                                                             -----------

                  MEDIA - 3.79%
        197,600   AOL Time Warner, Inc.*....................   2,985,736
        144,900   Comcast Corp., Class A*...................   4,474,512
         28,600   Gannett Co., Inc..........................   2,218,216
         43,200   Meredith Corp.............................   1,994,544
        114,800   Regal Entertainment Group, Class A........   2,135,280
                                                             -----------
                                                              13,808,288
                                                             -----------

                  SPECIALTY RETAIL - 1.25%
        128,000   Foot Locker, Inc..........................   2,073,600
        207,300   Toys 'R' US, Inc.*........................   2,493,819
                                                             -----------
                                                               4,567,419
                                                             -----------

                  TEXTILES, APPAREL & LUXURY GOODS - 0.98%
        119,700   Jones Apparel Group, Inc..................   3,582,621
                                                             -----------

                CONSUMER STAPLES - 5.91%
                  BEVERAGES - 1.10%
         93,400   Coca-Cola Co..............................   4,012,464
                                                             -----------

                  FOOD & DRUG RETAILING - 1.73%
        354,000   Kroger Co.*...............................   6,325,980
                                                             -----------

                  HOUSEHOLD PRODUCTS - 1.47%
         32,600   Colgate-Palmolive Co......................   1,822,014
         38,200   Procter & Gamble Co.......................   3,545,724
                                                             -----------
                                                               5,367,738
                                                             -----------

                  PERSONAL PRODUCTS - 0.57%
         64,400   Gillette Co...............................   2,059,512
                                                             -----------

                  TOBACCO - 1.04%
         86,400   Altria Group, Inc.........................   3,784,320
                                                             -----------

         SHARES                                                  VALUE
         ------                                                  -----
                 ENERGY - 9.22%
                   ENERGY EQUIPMENT & SERVICES - 0.66%
          84,800   Tidewater, Inc......................... $ 2,399,840
                                                           -----------

                   OIL & GAS - 8.56%
          82,800   Anadarko Petroleum Corp................   3,457,728
          86,300   Burlington Resources, Inc..............   4,159,660
         490,600   Exxon Mobil Corp.......................  17,955,960
         147,500   Valero Energy Corp.....................   5,644,825
                                                           -----------
                                                            31,218,173
                                                           -----------

                 FINANCIALS - 33.80%
                   BANKS - 20.69%
         159,400   Bank of America Corp...................  12,439,576
         133,100   Bank of New York Co., Inc..............   3,874,541
          49,200   Bank One Corp..........................   1,901,580
         324,700   Charter One Financial, Inc.............   9,935,820
          42,500   City National Corp.....................   2,165,800
         183,500   Comerica, Inc..........................   8,551,100
         108,450   GreenPoint Financial Corp..............   3,238,317
         103,400   National City Corp.....................   3,046,164
         134,900   PNC Financial Services Group, Inc......   6,418,542
         311,200   U.S. Bancorp...........................   7,465,688
         125,700   Wachovia Corp..........................   5,177,583
         179,900   Washington Mutual, Inc.................   7,082,663
          80,100   Wells Fargo & Co.......................   4,125,150
                                                           -----------
                                                            75,422,524
                                                           -----------

                   DIVERSIFIED FINANCIALS - 7.67%
         309,900   Citigroup, Inc.........................  14,103,549
          36,500   Freddie Mac............................   1,910,775
          99,900   LaBranche & Co, Inc....................   1,458,540
         255,600   MBNA Corp..............................   5,827,680
          87,100   Merrill Lynch & Co., Inc...............   4,662,463
                                                           -----------
                                                            27,963,007
                                                           -----------

                   INSURANCE - 4.93%
          51,200   Allstate Corp..........................   1,870,336
          76,000   Ambac Financial Group, Inc.............   4,864,000
         166,000   John Hancock Financial Services, Inc...   5,610,800
         102,200   MBIA, Inc..............................   5,617,934
                                                           -----------
                                                            17,963,070
                                                           -----------

                   REAL ESTATE INVESTMENT TRUST - 0.51%
         112,600   Annaly Mortgage Management, Inc........   1,848,892
                                                           -----------

                 HEALTH CARE - 5.77%
                   HEALTH CARE EQUIPMENT & SUPPLIES - 1.56%
         124,400   Beckman Coulter, Inc...................   5,665,176
                                                           -----------

                      See Notes to Financial Statements.

Columbia Disciplined Value Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

      SHARES                                                         VALUE
      ------                                                         -----
                HEALTH CARE PROVIDERS & SERVICES - 1.09%
      188,700   IMS Health, Inc............................... $ 3,981,570
                                                               -----------

                PHARMACEUTICALS - 3.12%
       99,800   Bristol-Myers Squibb Co.......................   2,560,868
      129,900   Merck & Co., Inc..............................   6,575,538
       54,100   Watson Pharmaceuticals, Inc.*.................   2,255,429
                                                               -----------
                                                                11,391,835
                                                               -----------

              INDUSTRIALS - 8.90%
                AEROSPACE & DEFENSE - 4.47%
       25,900   General Dynamics Corp.........................   2,021,754
       38,900   Lockheed Martin Corp..........................   1,795,235
      149,200   Precision Castparts Corp......................   5,236,920
       93,400   United Technologies Corp......................   7,217,952
                                                               -----------
                                                                16,271,861
                                                               -----------

                AIR FREIGHT & LOGISTICS - 1.35%
       76,400   FedEx Corp....................................   4,922,452
                                                               -----------

                COMMERCIAL SERVICES & SUPPLIES - 2.47%
      386,600   Cendant Corp.*................................   7,225,554
       46,600   Pitney Bowes, Inc.............................   1,785,712
                                                               -----------
                                                                 9,011,266
                                                               -----------

                INDUSTRIAL CONGLOMERATES - 0.61%
       32,000   3M Co.........................................   2,210,240
                                                               -----------

              INFORMATION TECHNOLOGY - 6.54%
                COMMUNICATIONS EQUIPMENT - 0.82%
      274,400   Avaya, Inc.*..................................   2,990,960
                                                               -----------

                COMPUTERS & PERIPHERALS - 2.47%
      162,300   Hewlett-Packard Co............................   3,142,128
       66,500   International Business Machines Corp..........   5,873,945
                                                               -----------
                                                                 9,016,073
                                                               -----------

                ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.20%
      153,300   Celestica, Inc.*..............................   2,431,338
      136,000   Flextronics International Ltd.*...............   1,928,480
                                                               -----------
                                                                 4,359,818
                                                               -----------

                SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.58%
      126,400   Fairchild Semiconductor International, Inc.*..   2,095,712
                                                               -----------
                SOFTWARE & SERVICES - 1.47%
      156,900   Convergys Corp.*..............................   2,877,546
       62,100   First Data Corp...............................   2,481,516
                                                               -----------
                                                                 5,359,062
                                                               -----------

   SHARES                                                               VALUE
   ------                                                               -----

              MATERIALS - 5.74%
                CHEMICALS - 3.63%
      356,500   Monsanto Co..................................... $  8,534,610
       90,500   Sigma-Aldrich Corp..............................    4,700,570
                                                                 ------------
                                                                   13,235,180
                                                                 ------------

                CONTAINERS & PACKAGING - 1.49%
      363,100   Smurfit-Stone Container Corp.*..................    5,439,238
                                                                 ------------

                PAPER & FOREST PRODUCTS - 0.62%
       55,600   Rayonier, Inc...................................    2,257,360
                                                                 ------------

              TELECOMMUNICATION SERVICES - 6.86%
                DIVERSIFIED TELECOMMUNICATION SERVICES - 6.86%
       92,100   BellSouth Corp..................................    2,180,928
      633,100   SBC Communications, Inc.........................   14,086,475
      269,500   Verizon Communications, Inc.....................    8,742,580
                                                                 ------------
                                                                   25,009,983
                                                                 ------------

              UTILITIES - 6.06%
                ELECTRIC UTILITIES - 4.66%
       41,400   Hawaiian Electric Industries....................    1,802,142
      187,300   Southern Co.....................................    5,491,636
      156,100   TECO Energy, Inc................................    2,157,302
      320,100   TXU Corp........................................    7,541,556
                                                                 ------------
                                                                   16,992,636
                                                                 ------------

                GAS UTILITIES - 0.88%
       77,100   Peoples Energy Corp.............................    3,190,398
                                                                 ------------

                MULTI-UTILITIES & UNREGULATED POWER - 0.52%
       56,100   MDU Resources Group, Inc........................    1,895,058
                                                                 ------------
                TOTAL COMMON STOCKS.............................  361,376,701
                                                                 ------------
                (Cost $338,254,021)

   PAR VALUE
   ---------
   REPURCHASE AGREEMENT - 1.00%
   $3,643,000   Repurchase agreement with State Street Bank
                & Trust Co., dated 09/30/03, due 10/01/03 at
                0.900%, collateralized by a U.S. Treasury Bond
                maturing 11/15/21, market value $3,717,750
                (repurchase proceeds $3,643,091)................    3,643,000
                                                                 ------------
                (Cost $3,643,000)

            TOTAL INVESTMENTS - 100.15%...............  365,019,701
                                                       ------------
            (Cost $341,897,021) (A)

            NET OTHER ASSETS AND LIABILITIES - (0.15%)     (550,898)
                                                       ------------
            NET ASSETS - 100.0%....................... $364,468,803
                                                       ============

---------------------------
*   Non-income producing security.
(A) Cost for federal income tax purposes is $343,638,728.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia International Equity Fund

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003

     SHARES                                                          VALUE
     ------                                                          -----
     COMMON STOCKS - 98.88%
                CONSUMER DISCRETIONARY - 18.59%
                  AUTO COMPONENTS - 0.29%
         35,100   FCC Co., Ltd................................ $ 1,130,988
                                                               -----------

                  AUTOMOBILES - 1.60%
         56,900   Honda Motor Co., Ltd........................   2,282,843
        372,000   Nissan Motor Co., Ltd.......................   4,023,336
                                                               -----------
                                                                 6,306,179
                                                               -----------

                  HOTELS, RESTAURANTS & LEISURE - 1.48%
        103,140   Accor SA....................................   3,800,050
        352,800   Compass Group PLC...........................   2,034,954
                                                               -----------
                                                                 5,835,004
                                                               -----------

                  HOUSEHOLD DURABLES - 6.25%
        254,021   Koninklijke (Royal) Philips Electronics NV..   5,759,872
     19,145,000   Land and Houses Public Co., Ltd., NVDR......   5,787,022
        659,000   Matsushita Electric Industrial Co., Ltd.....   7,955,437
         81,000   Pioneer Corp................................   2,010,187
        755,000   Sanyo Electric Co., Ltd.....................   3,164,610
                                                               -----------
                                                                24,677,128
                                                               -----------

                  MEDIA - 3.98%
        421,100   BEC World Public Co., Ltd...................   2,482,628
        164,500   JC Decaux SA*...............................   2,313,521
        641,300   Pearson PLC.................................   6,078,873
        164,713   VNU NV......................................   4,830,715
                                                               -----------
                                                                15,705,737
                                                               -----------

                  MULTI-LINE RETAIL - 1.26%
        499,000   Seiyu Ltd.*.................................   1,634,744
      1,148,300   Wal-Mart de Mexico SA de CV, Series V.......   3,326,362
                                                               -----------
                                                                 4,961,106
                                                               -----------

                  SPECIALTY RETAIL - 2.81%
        674,295   Kingfisher PLC..............................   2,925,411
        226,500   Next PLC....................................   4,231,857
         33,600   Shimamura Co., Ltd..........................   2,367,365
         25,610   USS Co., Ltd................................   1,586,043
                                                               -----------
                                                                11,110,676
                                                               -----------

                  TEXTILES, APPAREL & LUXURY GOODS - 0.92%
         41,400   LVMH Moet Hennessy Louis Vuitton SA.........   2,573,565
        165,000   Sanyo Shokai Ltd............................   1,069,246
                                                               -----------
                                                                 3,642,811
                                                               -----------
                CONSUMER STAPLES - 5.50%
                  BEVERAGES - 0.65%
         27,125   Pernod-Ricard SA............................   2,569,571
                                                               -----------

     SHARES                                                          VALUE
     ------                                                          -----
                 FOOD & DRUG RETAILING - 0.47%
        58,000   Seven-Eleven Japan Co., Ltd.................. $ 1,858,457
                                                               -----------

                 FOOD PRODUCTS - 1.63%
        17,350   Nestle SA, Registered Shares.................   4,002,936
     1,360,100   Thai Union Frozen Products Public Co., Ltd...     985,334
        95,000   Yakult Honsha Co., Ltd.......................   1,447,830
                                                               -----------
                                                                 6,436,100
                                                               -----------

                 HOUSEHOLD PRODUCTS - 1.06%
       207,800   Reckitt Benckiser PLC........................   4,179,530
                                                               -----------

                 PERSONAL PRODUCTS - 0.56%
        32,300   L'Oreal SA...................................   2,207,349
                                                               -----------

                 TOBACCO - 1.13%
       272,533   Imperial Tobacco Group PLC...................   4,444,108
                                                               -----------

               ENERGY - 4.59%
                 OIL & GAS - 4.59%
     1,185,700   BP PLC.......................................   8,139,943
        52,800   EnCana Corp..................................   1,911,825
       392,081   ENI SpA......................................   5,993,907
        13,592   Total SA.....................................   2,052,526
                                                               -----------
                                                                18,098,201
                                                               -----------

               FINANCIALS - 22.62%
                 BANKS - 13.24%
        46,900   Banco Popular Espanol SA.....................   2,320,895
       668,200   Banco Santander Central Hispano SA...........   5,668,109
       567,300   Barclays PLC.................................   4,354,278
       332,947   Credit Agricole SA...........................   6,490,399
       281,950   Credit Suisse Group..........................   9,025,904
     2,346,000   Grupo Financiero BBVA Bancomer SA de CV,
                 Class B*.....................................   2,050,483
        86,849   Hansabank Ltd................................   1,993,570
       111,145   Royal Bank of Scotland Group PLC.............   2,826,688
     3,656,200   Siam Commercial Bank Public Co., Ltd.*.......   3,516,455
       437,598   Standard Chartered Ltd., PLC.................   6,113,776
           676   UFJ Holdings, Inc............................   2,663,591
       104,700   Uniao de Bancos Brasileiros SA, ADR..........   2,073,060
       668,200   UniCredito Italiano SpA......................   3,161,061
                                                               -----------
                                                                52,258,269
                                                               -----------

                 DIVERSIFIED FINANCIALS - 2.83%
        78,200   Euronext NV..................................   1,905,290
       340,700   ING Groep NV.................................   6,244,551
       186,000   Nomura Holdings, Inc.........................   3,004,981
                                                               -----------
                                                                11,154,822
                                                               -----------

                      See Notes to Financial Statements.

Columbia International Equity Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

    SHARES                                                             VALUE
    ------                                                             -----
                INSURANCE - 4.63%
       63,700   Allianz AG, Registered Shares................... $ 5,626,120
          605   Daido Life Insurance Co., Ltd...................   1,791,949
      204,800   Irish Life & Permanent PLC......................   2,689,393
          571   Millea Holdings, Inc............................   6,457,479
      235,000   Mitsui Sumitomo Insurance Co., Ltd..............   1,712,696
                                                                 -----------
                                                                  18,277,637
                                                                 -----------

                REAL ESTATE - 1.92%
      557,000   Mitsubishi Estate Co., Ltd......................   5,274,290
      285,000   Sun Hung Kai Properties Ltd.....................   2,309,249
                                                                 -----------
                                                                   7,583,539
                                                                 -----------

              HEALTH CARE - 11.22%
                HEALTH CARE EQUIPMENT & SUPPLIES - 2.88%
      204,000   Olympus Optical Co., Ltd........................   4,870,439
       59,200   ResMed, Inc.*...................................   2,603,616
      591,592   Smith & Nephew PLC..............................   3,894,162
                                                                 -----------
                                                                  11,368,217
                                                                 -----------

                PHARMACEUTICALS - 8.34%
      337,100   Chugai Pharmaceutical Co., Ltd..................   4,214,696
      117,900   Dr. Reddy's Laboratories Ltd., ADR..............   2,764,755
      304,084   GlaxoSmithKline PLC, ADR........................   6,313,243
      179,340   Novartis AG, Registered Shares..................   6,943,684
      112,800   Ranbaxy Laboratories Ltd., GDR..................   2,442,120
       44,444   Sanofi-Synthelabo SA............................   2,703,236
       32,400   Sawai Pharmaceutical Co., Ltd...................   1,020,724
       14,700   Stada Arzneimittel AG...........................     787,908
       41,000   Takeda Chemical Industries Ltd..................   1,497,734
       20,000   Taro Pharmaceuticals Industries Ltd.*...........   1,127,200
       53,900   Teva Pharmaceutical Industries Ltd., ADR........   3,080,385
                                                                 -----------
                                                                  32,895,685
                                                                 -----------

              INDUSTRIALS - 10.89%
                BUILDING PRODUCTS - 1.93%
    1,650,150   Siam Cement Public Co., Ltd., NVDR..............   7,626,224
                                                                 -----------

                COMMERCIAL SERVICES & SUPPLIES - 3.00%
       70,200   Adecco SA, Registered Shares....................   3,470,639
      969,900   Amadeus Global Travel Distribution SA, Class A..   6,102,687
      553,800   Capita Group PLC................................   2,264,564
                                                                 -----------
                                                                  11,837,890
                                                                 -----------

                INDUSTRIAL CONGLOMERATES - 2.30%
    1,169,300   Big C Supercenter Public Co., Ltd., NVDR........     522,870
      468,900   Burberry Group PLC..............................   2,537,042
       29,800   MMC Norilsk Nickel, ADR.........................   1,467,650
       44,200   Siemens AG, Registered Shares...................   2,633,803
      170,100   Smiths Group PLC................................   1,891,590
                                                                 -----------
                                                                   9,052,955
                                                                 -----------

      SHARES                                                         VALUE
      ------                                                         -----
                  MACHINERY - 1.05%
         79,000   Atlas Copco AB, Class B..................... $ 2,125,849
         48,500   Linde AG....................................   1,998,271
                                                               -----------
                                                                 4,124,120
                                                               -----------

                  TRADING COMPANIES & DISTRIBUTORS - 0.51%
        236,000   Mitsubishi Corp.............................   2,027,124
                                                               -----------

                  TRANSPORTATION INFRASTRUCTURE - 2.10%
        413,199   BAA PLC.....................................   3,186,939
      4,494,000   Cosco Pacific Ltd...........................   5,106,554
                                                               -----------
                                                                 8,293,493
                                                               -----------

                INFORMATION TECHNOLOGY - 12.87%
                  COMMUNICATIONS EQUIPMENT - 1.29%
      1,242,900   Nortel Networks Corp.*......................   5,107,808
                                                               -----------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.26%
        131,000   Ibiden Co., Ltd.............................   1,976,493
         18,800   Keyence Corp................................   4,002,477
         49,400   TDK Corp....................................   2,939,658
                                                               -----------
                                                                 8,918,628
                                                               -----------

                  INTERNET SOFTWARE & SERVICES - 0.73%
        289,100   T-Online International AG*..................   2,893,621
                                                               -----------

                  IT CONSULTING & SERVICES - 1.06%
        356,500   Indra Sistemas SA...........................   4,166,399
                                                               -----------

                  OFFICE ELECTRONICS - 1.60%
        129,000   Canon, Inc..................................   6,321,770
                                                               -----------

                  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.26%
        930,800   ARM Holdings PLC*...........................   1,516,278
         21,200   NEC Electronics Corp........................   1,451,833
        146,000   Nikon Corp..................................   2,031,145
         16,091   Samsung Electronics Co., Ltd................   5,484,217
        559,440   Taiwan Semiconductor Manufacturing Co.,
                  Ltd., ADR*..................................   6,058,735
         63,300   Tokyo Electron Ltd..........................   4,215,644
                                                               -----------
                                                                20,757,852
                                                               -----------

                  SOFTWARE - 0.67%
         74,900   Dassault Systemes SA........................   2,626,931
                                                               -----------

                MATERIALS - 5.04%
                  CHEMICALS - 1.16%
         17,000   L'Air Liquide SA............................   2,402,758
         57,700   Shin-Etsu Chemical Co., Ltd.................   2,175,111
                                                               -----------
                                                                 4,577,869
                                                               -----------

                      See Notes to Financial Statements.

Columbia International Equity Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

     SHARES                                                           VALUE
     ------                                                           -----
                 METALS & MINING - 2.67%
     1,156,841   BHP Billiton Ltd............................. $  8,310,097
        60,100   Compania Vale do Rio Doce, ADR...............    2,217,690
         2,000   Compania Vale do Rio Doce, ADR (A)...........           --
                                                               ------------
                                                                 10,527,787
                                                               ------------

                 PAPER & FOREST PRODUCTS - 1.21%
       196,853   Stora Enso Oyj, Class R......................    2,438,236
       139,800   UPM - Kymmene Oyj............................    2,344,058
                                                               ------------
                                                                  4,782,294
                                                               ------------

               TELECOMMUNICATION SERVICES - 6.57%
                 DIVERSIFIED TELECOMMUNICATION SERVICES - 3.04%
           459   Nippon Telegraph & Telephone Corp............    2,084,585
        92,400   PT Telekomunikasi Indonesia, ADR.............    1,259,412
     1,453,703   Telecom Italia SpA...........................    3,582,502
       429,820   Telefonica SA*...............................    5,078,377
                                                               ------------
                                                                 12,004,876
                                                               ------------

                 WIRELESS TELECOMMUNICATION SERVICES - 3.53%
         1,872   NTT DoCoMo, Inc..............................    4,586,959
     4,675,000   Vodafone Group PLC...........................    9,325,226
                                                               ------------
                                                                 13,912,185
                                                               ------------

               UTILITIES - 0.99%
                 ELECTRIC UTILITIES - 0.99%
       609,600   National Grid Transco PLC....................    3,906,302
                                                               ------------
                 TOTAL COMMON STOCKS..........................  390,167,242
                                                               ------------
                 (Cost $343,539,444)

     RIGHTS - 0.01%
               HEALTH CARE - 0.01%
                 PHARMACEUTICALS - 0.01%
        14,700   Stada Arzneimittel AG*, expires 10/13/03.....       32,887
                                                               ------------
                 (Cost $0)

    PAR VALUE
    ---------                                                     -
    REPURCHASE AGREEMENT - 0.53%
    $2,085,000   Repurchase agreement with State Street Bank
                 & Trust Co., dated 09/30/03, due 10/01/03 at
                 0.900%, collateralized by a U.S. Treasury Bond
                 maturing 11/15/21, market value $2,127,457
                 (repurchase proceeds $2,085,052)................ $2,085,000
                                                                  ----------
                 (Cost $2,085,000)

             TOTAL INVESTMENTS - 99.42%..............  392,285,129
                                                      ------------
             (Cost $345,624,444)(B)

             NET OTHER ASSETS AND LIABILITIES - 0.58%    2,299,355
                                                      ------------
             NET ASSETS - 100.00%.................... $394,584,484
                                                      ============

---------------------------
*   Non-income producing security.
(A) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(B) Cost for federal income tax purposes is $345,949,745.

ACRONYM NAME
------- ----
 ADR    American Depositary Receipt
 GDR    Global Depositary Receipt
 NVDR   Non-Voting Depositary Receipt

                                                    % OF TOTAL
                 SUMMARY OF SECURITIES    VALUE     INVESTMENTS
                 BY COUNTRY               -----     -----------
                 ----------------------------------------------
                    Japan              $ 96,852,464    24.69%
                    United Kingdom       80,164,765    20.43
                    France               29,739,907     7.58
                    Switzerland          23,443,163     5.98
                    Spain                23,336,466     5.95
                    Thailand             20,920,533     5.33
                    Netherlands          18,740,428     4.78
                    Germany              13,972,610     3.56
                    Italy                12,737,470     3.25
                    Australia             8,310,097     2.12
                    Canada                7,019,633     1.79
                    Taiwan                6,058,735     1.54
                    South Korea           5,484,217     1.40
                    Mexico                5,376,845     1.37
                    India                 5,206,875     1.33
                    Bermuda               5,106,554     1.30
                    Finland               4,782,293     1.22
                    United States**       4,688,616     1.20
                    Brazil                4,290,750     1.09
                    Israel                4,207,585     1.07
                    Ireland               2,689,393     0.69
                    Hong Kong             2,309,249     0.59
                    Sweden                2,125,849     0.54
                    Estonia               1,993,570     0.51
                    Russia                1,467,650     0.37
                    Indonesia             1,259,412     0.32
                                       ------------ -----------
                                       $392,285,129   100.00%
                                       ============ ===========

** Includes Repurchase Agreement

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Large Cap Core Fund

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003

          SHARES                                                VALUE
          ------                                                -----
          COMMON STOCKS - 100.97%
                  CONSUMER DISCRETIONARY - 14.42%
                    HOUSEHOLD DURABLES - 0.50%
           59,669   Sony Corp., ADR...................... $ 2,081,851
                                                          -----------

                    INTERNET & CATALOG RETAIL - 0.50%
           61,879   InterActiveCorp.*....................   2,053,145
                                                          -----------

                    MEDIA - 6.32%
          209,541   Comcast Corp., Class A*..............   6,458,054
          295,467   Disney (Walt) Co.....................   5,959,569
          541,908   Liberty Media Corp., Class A*........   5,402,823
          219,257   Viacom, Inc., Class A................   8,397,543
                                                          -----------
                                                           26,217,989
                                                          -----------

                    MULTI-LINE RETAIL - 4.25%
          103,439   Family Dollar Stores, Inc............   4,126,182
          167,029   Target Corp..........................   6,285,301
          129,029   Wal-Mart Stores, Inc.................   7,206,270
                                                          -----------
                                                           17,617,753
                                                          -----------

                    SPECIALTY RETAIL - 2.85%
           44,378   Best Buy Co., Inc.*..................   2,108,843
           98,902   Lowe's Companies, Inc................   5,133,014
          122,195   Tiffany & Co.........................   4,561,539
                                                          -----------
                                                           11,803,396
                                                          -----------

                  CONSUMER STAPLES - 7.20%
                    BEVERAGES - 4.17%
          124,434   Anheuser-Busch Companies, Inc........   6,139,574
          243,469   PepsiCo, Inc.........................  11,158,184
                                                          -----------
                                                           17,297,758
                                                          -----------

                    HOUSEHOLD PRODUCTS - 2.03%
           90,506   Procter & Gamble Co..................   8,400,767
                                                          -----------

                    PERSONAL PRODUCTS - 1.00%
           64,438   Avon Products, Inc...................   4,160,117
                                                          -----------

                  ENERGY - 7.32%
                    ENERGY EQUIPMENT & SERVICES - 2.44%
          155,746   Baker Hughes, Inc....................   4,608,524
          162,232   Noble Corp.*.........................   5,514,266
                                                          -----------
                                                           10,122,790
                                                          -----------

                    OIL & GAS - 4.88%
           98,048   Apache Corp..........................   6,798,648
          123,000   BP PLC, ADR..........................   5,178,300
          225,006   Exxon Mobil Corp.....................   8,235,220
                                                          -----------
                                                           20,212,168
                                                          -----------

        SHARES                                                     VALUE
        ------                                                     -----
                FINANCIALS - 19.03%
                  BANKS - 7.62%
        146,453   Bank of America Corp...................... $11,429,192
        135,612   Charter One Financial, Inc................   4,149,727
        172,597   U.S. Bancorp..............................   4,140,602
         99,949   Wachovia Corp.............................   4,116,899
        150,963   Wells Fargo & Co..........................   7,774,594
                                                             -----------
                                                              31,611,014
                                                             -----------

                  DIVERSIFIED FINANCIALS - 5.69%
        410,390   Citigroup, Inc............................  18,676,849
         58,561   Goldman Sachs Group, Inc..................   4,913,268
                                                             -----------
                                                              23,590,117
                                                             -----------

                  INSURANCE - 5.72%
        198,772   AFLAC, Inc................................   6,420,336
        126,873   American International Group, Inc.........   7,320,572
         86,316   Marsh & McLennan Companies, Inc...........   4,109,505
         75,453   XL Capital Ltd............................   5,843,080
                                                             -----------
                                                              23,693,493
                                                             -----------

                HEALTH CARE - 14.53%
                  BIOTECHNOLOGY - 0.37%
         53,845   Amylin Pharmaceuticals, Inc.*.............   1,522,737
                                                             -----------

                  HEALTH CARE EQUIPMENT & SUPPLIES - 3.32%
        138,382   Guidant Corp..............................   6,483,197
        155,125   Medtronic, Inc............................   7,278,465
                                                             -----------
                                                              13,761,662
                                                             -----------

                  HEALTH CARE PROVIDERS & SERVICES - 2.96%
         96,731   Caremark Rx, Inc.*........................   2,186,121
        111,400   McKesson Corp.............................   3,708,506
         82,984   WellPoint Health Networks, Inc.*..........   6,396,407
                                                             -----------
                                                              12,291,034
                                                             -----------

                  PHARMACEUTICALS - 7.88%
         77,962   GlaxoSmithKline PLC, ADR..................   3,305,589
        132,789   Johnson & Johnson Co......................   6,575,711
        540,519   Pfizer, Inc...............................  16,420,967
         74,720   Teva Pharmaceutical Industries Ltd., ADR..   4,273,984
         45,390   Wyeth.....................................   2,092,479
                                                             -----------
                                                              32,668,730
                                                             -----------

                INDUSTRIALS - 15.31%
                  AEROSPACE & DEFENSE - 2.47%
         23,851   Northrop Grumman Corp.....................   2,056,433
        105,850   United Technologies Corp..................   8,180,088
                                                             -----------
                                                              10,236,521
                                                             -----------

                      See Notes to Financial Statements.

Columbia Large Cap Core Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

       SHARES                                                       VALUE
       ------                                                       -----
                 AIR FREIGHT & LOGISITICS - 1.52%
        97,773   FedEx Corp.................................. $ 6,299,514
                                                              -----------

                 COMMERCIAL SERVICES & SUPPLIES - 3.18%
        95,141   Avery Dennison Corp.........................   4,806,523
       104,946   First Data Corp.............................   4,193,642
       159,667   Waste Management, Inc.......................   4,178,485
                                                              -----------
                                                               13,178,650
                                                              -----------

                 ELECTRICAL EQUIPMENT - 1.47%
       170,000   Harris Corp.................................   6,084,300
                                                              -----------

                 INDUSTRIAL CONGLOMERATES - 4.28%
        98,406   3M Co.......................................   6,796,902
       367,967   General Electric Co.........................  10,969,096
                                                              -----------
                                                               17,765,998
                                                              -----------

                 MACHINERY - 2.39%
        56,238   Danaher Corp................................   4,153,739
        86,888   Illinois Tool Works, Inc....................   5,757,199
                                                              -----------
                                                                9,910,938
                                                              -----------

               INFORMATION TECHNOLOGY - 17.32%
                 COMMUNICATIONS EQUIPMENT - 3.31%
       516,930   Cisco Systems, Inc.*........................  10,126,659
       230,800   Nokia Oyj, ADR..............................   3,600,480
                                                              -----------
                                                               13,727,139
                                                              -----------

                 COMPUTERS & PERIPHERALS - 3.84%
       152,931   Dell, Inc.*.................................   5,110,954
        51,187   International Business Machines Corp........   4,521,348
        99,781   Lexmark International, Inc.*................   6,287,201
                                                              -----------
                                                               15,919,503
                                                              -----------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.99%
        24,551   Samsung Electronics Co., Ltd., GDR (A)......   4,149,119
       132,894   Tech Data Corp.*............................   4,099,780
                                                              -----------
                                                                8,248,899
                                                              -----------

                 IT CONSULTING & SERVICES - 0.78%
       144,029   Accenture Ltd.*.............................   3,217,608
                                                              -----------

                 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.70%
       133,258   Analog Devices, Inc.*.......................   5,066,469
        39,516   KLA-Tencor Corp.*...........................   2,039,026
       104,005   Maxim Integrated Products, Inc..............   4,096,757
                                                              -----------
                                                               11,202,252
                                                              -----------

      SHARES                                                        VALUE
      ------                                                        -----
                SOFTWARE - 4.70%
      701,748   Microsoft Corp............................... $19,501,577
                                                              -----------

              MATERIALS - 3.26%
                CHEMICALS - 2.24%
       94,000   Air Products & Chemicals, Inc................   4,239,400
      125,935   E.I. du Pont de Nemours & Co.................   5,038,659
                                                              -----------
                                                                9,278,059
                                                              -----------

                PAPER & FOREST PRODUCTS - 1.02%
      101,040   Bowater, Inc.................................   4,249,742
                                                              -----------

              TELECOMMUNICATION SERVICES - 1.96%
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.96%
      143,388   CenturyTel, Inc..............................   4,859,419
      100,000   Verizon Communications, Inc..................   3,244,000
                                                              -----------
                                                                8,103,419
                                                              -----------

              UTILITIES - 0.62%
                MULTI-UTILITIES & UNREGULATED POWER - 0.62%
      144,450   Duke Energy Corp.............................   2,572,655
                                                              -----------

                        TOTAL COMMON STOCKS 418,603,295
                                            -----------
                        (Cost 393,248,010)

            TOTAL INVESTMENTS - 100.97%...............  418,603,295
                                                       ------------
            (Cost $393,248,010) (B)

            NET OTHER ASSETS AND LIABILITIES - (0.97%)   (4,005,400)
                                                       ------------
            NET ASSETS - 100.0%....................... $414,597,895
                                                       ============

---------------------------
*   Non-income producing security.
(A) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the value of this security amounted to $4,174,161, which represents 1.01% of net assets.
(B) Cost for federal income tax purposes is $393,338,615.

ACRONYM NAME
------- ----
  ADR   American Depositary Receipt
  GDR   Global Depositary Receipt

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Small Cap Fund

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003

       SHARES                                                       VALUE
       ------                                                       -----
       COMMON STOCKS - 89.35%
                 CONSUMER DISCRETIONARY - 15.74%
                   AUTO COMPONENTS - 1.06%
         285,670   Cooper Tire & Rubber Co................... $ 4,533,583
         199,400   R&B, Inc.*................................   2,568,272
         259,900   Sauer-Danfoss, Inc........................   3,664,590
                                                              -----------
                                                               10,766,445
                                                              -----------

                   HOTELS, RESTAURANTS & LEISURE - 3.69%
          45,475   Applebee's International, Inc.............   1,431,553
         189,220   CEC Entertainment, Inc.*..................   7,417,424
         319,000   Checkers Drive-In Restaurants, Inc.*......   2,934,800
         264,800   Friendly Ice Cream Corp.*.................   2,110,456
         336,900   Jack in the Box, Inc.*....................   5,996,820
         442,105   O'Charley's, Inc.*........................   6,556,417
         171,500   Ruby Tuesday, Inc.........................   4,134,865
         398,650   Ryan's Family Steak Houses, Inc.*.........   5,098,734
         119,100   Steak N Shake Co.*........................   1,774,590
                                                              -----------
                                                               37,455,659
                                                              -----------

                   HOUSEHOLD DURABLES - 0.62%
         138,850   Bassett Furniture Industries, Inc.........   1,881,418
         127,400   Kimball International, Inc., Class B......   1,867,684
         256,900   Topps Co., Inc............................   2,504,775
                                                              -----------
                                                                6,253,877
                                                              -----------

                   LEISURE EQUIPMENT & PRODUCTS - 0.82%
         142,400   Callaway Golf Co..........................   2,032,048
         329,400   RC2 Corp.*................................   6,327,774
                                                              -----------
                                                                8,359,822
                                                              -----------

                   MEDIA - 4.82%
         229,133   ADVO, Inc.*...............................   9,538,807
         331,190   APAC Customer Services, Inc.*.............     827,975
         224,200   Catalina Marketing Corp.*.................   3,405,598
         144,400   Journal Communications, Inc., Class A*....   2,389,820
         352,500   Journal Register Co.*.....................   6,609,375
       1,075,400   Paxson Communications Corp.*..............   5,333,984
         137,200   Pulitzer, Inc.............................   7,148,120
         381,600   Regent Communications, Inc.*..............   2,327,760
         201,000   Scholastic Corp.*.........................   5,786,790
         253,100   Sinclair Broadcast Group, Inc., Class A*..   2,571,496
         152,400   Young Broadcasting, Inc., Class A*........   2,985,516
                                                              -----------
                                                               48,925,241
                                                              -----------

                   SPECIALTY RETAIL - 2.73%
         293,800   American Eagle Outfitters*................   4,365,868
         309,900   Buckle, Inc...............................   5,968,674
         623,850   InterTAN, Inc.*...........................   5,708,228
         256,300   Lithia Motors, Inc., Class A..............   5,118,311

        SHARES                                                     VALUE
        ------                                                     -----
                  SPECIALTY RETAIL (CONTINUED)
         92,750   Rent-A-Center, Inc.*...................... $ 2,995,825
        245,300   Too, Inc.*................................   3,613,269
                                                             -----------
                                                              27,770,175
                                                             -----------

                  TEXTILES, APPAREL & LUXURY GOODS - 2.00%
        296,900   Phillips-Van Heusen Corp..................   4,456,469
        150,200   Rocky Shoes & Boots, Inc.*................   1,704,770
        350,900   Tommy Hilfiger Corp.*.....................   4,179,219
        422,800   Unifirst Corp.............................   9,994,992
                                                             -----------
                                                              20,335,450
                                                             -----------

                CONSUMER STAPLES - 2.82%
                  FOOD & DRUG RETAILING - 1.09%
        301,570   Casey's General Stores, Inc...............   4,231,027
         81,100   Ingles Markets, Inc., Class A.............     794,780
        107,600   United Natural Foods, Inc.*...............   3,571,244
        227,100   Wild Oats Markets, Inc.*..................   2,482,203
                                                             -----------
                                                              11,079,254
                                                             -----------

                  FOOD PRODUCTS - 1.73%
        138,800   Corn Products International, Inc..........   4,420,780
        303,200   Delta & Pine Land Co......................   6,976,632
        292,800   Sensient Technologies Corp................   6,148,800
                                                             -----------
                                                              17,546,212
                                                             -----------

                ENERGY - 4.53%
                  ENERGY EQUIPMENT & SERVICES - 2.49%
        156,500   Atwood Oceanics, Inc.*....................   3,754,435
        120,300   Core Laboratories NV*.....................   1,690,215
        493,400   Gulfmark Offshore, Inc.*..................   6,932,270
        791,000   Newpark Resources, Inc.*..................   3,401,300
        191,100   Oceaneering International, Inc.*..........   4,494,672
         79,100   Offshore Logistics, Inc.*.................   1,605,730
        184,500   Oil States International, Inc.*...........   2,341,305
         60,200   Pride International, Inc.*................   1,020,390
                                                             -----------
                                                              25,240,317
                                                             -----------

                  OIL & GAS - 2.04%
        233,100   Brown (Tom), Inc..........................   5,990,670
        174,900   Cimarex Energy Co.*.......................   3,428,040
        223,400   Houston Exploration Co.*..................   7,841,340
         59,245   Plains Exploration & Production Co.*......     738,785
        251,600   Vintage Petroleum, Inc....................   2,737,408
                                                             -----------
                                                              20,736,243
                                                             -----------
                FINANCIALS - 8.01%
                  BANKS - 3.58%
        400,500   First Niagara Financial Group, Inc........   6,047,550
         71,998   Hanmi Financial Corp......................   1,435,640
        206,400   Jefferson Bancshares, Inc.................   2,951,520
        227,400   Matrix Bancorp, Inc.*.....................   2,062,518

                      See Notes to Financial Statements.

Columbia Small Cap Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

     SHARES                                                          VALUE
     ------                                                          -----
               BANKS (CONTINUED)
     226,125   Oriental Financial Group....................... $ 5,485,793
     328,125   Republic Bancorp, Inc..........................   4,370,625
     165,000   Taylor Capital Group, Inc......................   3,808,200
     138,900   Webster Financial Corp.........................   5,539,332
     287,200   Willow Grove Bancorp, Inc......................   4,621,048
                                                               -----------
                                                                36,322,226
                                                               -----------

               DIVERSIFIED FINANCIALS - 0.20%
     149,200   Psychiatric Solutions, Inc.*...................   2,060,452
                                                               -----------

               INSURANCE - 2.89%
     150,820   AmerUs Group Co................................   5,127,880
      27,600   Direct General Corp.*..........................     691,932
     176,200   Horace Mann Educators Corp.....................   2,556,662
     281,600   Ohio Casualty Corp.*...........................   4,083,200
     189,900   Phoenix Companies, Inc.........................   2,193,345
      18,300   PICO Holdings, Inc.*...........................     239,181
     133,100   Presidential Life Corp.........................   2,013,803
     112,500   Reinsurance Group of America...................   4,584,375
     186,100   Selective Insurance Group, Inc.................   5,538,336
      63,900   United Fire & Casualty Co......................   2,336,184
                                                               -----------
                                                                29,364,898
                                                               -----------

               REAL ESTATE - 1.34%
      79,200   Corporate Office Properties Trust, Inc., REIT..   1,465,992
      99,250   Healthcare Realty Trust, Inc., REIT............   3,174,015
     166,500   Innkeepers USA Trust, Inc., REIT...............   1,448,550
      54,000   Kilroy Realty Corp., REIT......................   1,541,700
     277,825   Medical Office Properties, Inc.* (A)...........   4,384,078
      42,900   SL Green Realty Corp., REIT....................   1,549,119
                                                               -----------
                                                                13,563,454
                                                               -----------

             HEALTH CARE - 11.86%
               BIOTECHNOLOGY - 1.47%
     217,950   BioMarin Pharmaceuticals, Inc.*................   1,669,497
     171,800   CV Therapeutics, Inc.*.........................   3,779,600
     487,100   PRAECIS Pharmaceuticals, Inc.*.................   3,268,441
     474,100   Serologicals Corp.*............................   6,234,415
                                                               -----------
                                                                14,951,953
                                                               -----------

               HEALTH CARE EQUIPMENT & SUPPLIES - 5.37%
     176,850   Datascope Corp.................................   5,436,369
     229,900   Haemonetics Corp.*.............................   5,427,939
     189,000   Immucor, Inc.*.................................   5,093,550
     393,300   Invacare Corp..................................  14,780,214
     257,300   Lifecore Biomedical, Inc.*.....................   1,713,618
     286,400   STAAR Surgical Co.*............................   3,038,704
     560,500   Thoratec Corp.*................................   9,522,895
     305,000   West Pharmaceutical Services, Inc..............   9,549,550
                                                               -----------
                                                                54,562,839
                                                               -----------

        SHARES                                                     VALUE
        ------                                                     -----
                  HEALTH CARE PROVIDERS & SERVICES - 4.18%
        598,500   Beverly Enterprises, Inc.*................ $ 3,543,120
        145,800   LabOne, Inc.*.............................   3,401,514
         17,100   Molina Healthcare, Inc.*..................     474,525
        128,200   Pediatrix Medical Group, Inc.*............   5,903,610
         92,600   Proxymed, Inc.*...........................   1,390,852
        609,600   PSS World Medical, Inc.*..................   5,407,152
        869,125   Res-Care, Inc.*...........................   6,692,262
        230,000   Select Medical Corp.*.....................   6,624,000
        297,400   Triad Hospitals, Inc.*....................   9,005,272
                                                             -----------
                                                              42,442,307
                                                             -----------

                  PHARMACEUTICALS - 0.84%
        497,226   ICN Pharmaceuticals, Inc..................   8,532,398
                                                             -----------
                INDUSTRIALS - 21.13%
                  AEROSPACE & DEFENSE - 1.60%
        599,465   Armor Holdings, Inc.*.....................  10,041,039
         54,600   Kaman Corp., Class A......................     707,616
        261,300   Ladish Co., Inc.*.........................   1,633,125
         99,000   Moog, Inc., Class A*......................   3,880,800
                                                             -----------
                                                              16,262,580
                                                             -----------

                  AIR FREIGHT & LOGISTICS - 1.35%
        365,100   AirNet Systems, Inc.*.....................   1,467,702
        230,600   J.B. Hunt Transport Services, Inc.*.......   6,000,212
        213,100   Ryder System, Inc.........................   6,248,092
                                                             -----------
                                                              13,716,006
                                                             -----------

                  AIRLINES - 0.38%
        350,100   Mesa Air Group, Inc.*.....................   3,886,110
                                                             -----------

                  BUILDING PRODUCTS - 0.76%
        390,800   NCI Building Systems, Inc.*...............   7,776,920
                                                             -----------

                  COMMERCIAL SERVICES & SUPPLIES - 5.18%
         98,800   Capital Environmental Resource, Inc.*.....     546,265
        343,100   Cornell Companies, Inc.*..................   5,643,995
        389,700   FTI Consulting, Inc.*.....................   6,761,295
        170,900   G & K Services, Inc., Class A.............   5,981,500
        194,400   HMS Holdings Corp.*.......................     670,680
        317,100   infoUSA, Inc.*............................   2,381,421
        919,984   Kforce, Inc.*.............................   7,258,674
         85,400   Layne Christensen Co.*....................     819,413
        188,100   MPW Industrial Services Group, Inc.*......     406,296
        169,600   Nashua Corp.*.............................   1,348,320
        350,330   NCO Group, Inc*...........................   8,222,245
        118,210   RemedyTemp, Inc., Class A*................   1,418,520
        155,800   Sotheby's Holdings, Inc., Class A*........   1,685,756
        543,000   Spherion Corp.*...........................   3,779,280
        246,200   Tetra Tech, Inc.*.........................   4,901,842

                      See Notes to Financial Statements.

Columbia Small Cap Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

       SHARES                                                       VALUE
       ------                                                       -----
                 COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
       138,400   Westaff, Inc.*.............................. $   311,400
        87,100   Willis Lease Finance Corp.*.................     478,179
                                                              -----------
                                                               52,615,081
                                                              -----------

                 CONSTRUCTION & ENGINEERING - 2.06%
       359,500   Chicago Bridge & Iron Co. NV, NY Shares.....   9,764,020
       109,500   EMCOR Group, Inc.*..........................   4,659,225
       322,400   Mastec, Inc.*...............................   3,127,280
       323,200   Shaw Group, Inc.*...........................   3,396,832
                                                              -----------
                                                               20,947,357
                                                              -----------

                 ELECTRICAL EQUIPMENT - 0.79%
       162,700   Powell Industries, Inc.*....................   2,733,360
       301,100   Rayovac Corp.*..............................   4,396,060
       108,207   Wood's (T.B.) Corp..........................     866,738
                                                              -----------
                                                                7,996,158
                                                              -----------

                 INDUSTRIAL CONGLOMERATES - 0.21%
       179,600   Lydall, Inc.*...............................   2,156,996
                                                              -----------

                 MACHINERY - 6.63%
       215,300   AGCO Corp.*.................................   3,690,242
       525,005   Albany International Corp., Class A.........  16,191,154
       261,600   CIRCOR International, Inc...................   5,022,720
       209,400   Denison International PLC, ADR*.............   4,267,572
       220,935   Flowserve Corp.*............................   4,484,981
       203,665   Key Technology, Inc.*.......................   2,338,074
       106,800   Oshkosh Truck Corp..........................   4,230,348
       139,600   Pentair, Inc................................   5,565,852
       312,100   Reliance Steel & Aluminum Co................   6,925,499
       268,744   Terex Corp.*................................   4,979,826
       229,585   Thomas Industries, Inc......................   6,547,764
       154,200   Valmont Industries, Inc.....................   3,051,618
                                                              -----------
                                                               67,295,650
                                                              -----------

                 ROAD & RAIL - 2.17%
       181,300   Arkansas Best Corp..........................   4,985,750
       403,845   Kansas City Southern*.......................   4,470,564
        19,300   Marten Transport Ltd.*......................     503,730
        91,400   P.A.M. Transportation Services, Inc.*.......   1,875,528
       101,600   USF Corp....................................   3,197,352
       121,700   Werner Enterprises, Inc.....................   2,788,147
       139,900   Yellow Corp.*...............................   4,180,212
                                                              -----------
                                                               22,001,283
                                                              -----------

               INFORMATION TECHNOLOGY - 13.55%
                 COMMUNICATIONS EQUIPMENT - 0.57%
       373,290   NMS Communications Corp.*...................     836,170
       406,300   Performance Technologies, Inc.*.............   4,977,175
                                                              -----------
                                                                5,813,345
                                                              -----------

      SHARES                                                         VALUE
      ------                                                         -----
                COMPUTERS & PERIPHERALS - 1.67%
      275,600   Agilysys, Inc................................. $ 2,417,012
      430,800   Hypercom Corp.*...............................   2,322,012
      145,300   Intergraph Corp.*.............................   3,382,584
      354,100   Maxtor Corp.*.................................   4,309,397
      154,900   Rimage Corp.*.................................   2,083,405
      100,000   Storage Technology Corp.*.....................   2,414,000
                                                               -----------
                                                                16,928,410
                                                               -----------

                ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.88%
      117,700   Analogic Corp.................................   5,649,600
      356,500   Benchmark Electronics, Inc.*..................  15,069,255
       47,710   K-Tron International, Inc.*...................     811,070
      278,640   Keithley Instruments, Inc.....................   3,942,756
      139,500   LeCroy Corp.*.................................   2,236,185
      444,212   LSI Industries, Inc...........................   6,258,947
      298,010   Technitrol, Inc.*.............................   5,486,364
                                                               -----------
                                                                39,454,177
                                                               -----------

                INTERNET SOFTWARE & SERVICES - 0.11%
      225,400   Selectica, Inc.*..............................   1,070,650
                                                               -----------

                IT CONSULTING & SERVICES - 2.88%
      287,960   Acxiom Corp.*.................................   4,538,250
      498,900   Analysts International Corp.*.................   1,162,437
      792,500   Computer Task Group, Inc......................   2,773,750
      222,000   Gartner, Inc., Class A*.......................   2,446,440
      123,100   Integral Systems, Inc.*.......................   2,224,417
      301,975   Priority Healthcare Corp., Class B*...........   6,202,566
      377,230   ProQuest Co.*.................................   9,921,149
                                                               -----------
                                                                29,269,009
                                                               -----------

                SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.51%
      481,400   Anadigics, Inc.*..............................   2,286,650
      170,700   Asyst Technologies, Inc.*.....................   2,401,749
      298,200   ChipPAC, Inc., Class A*.......................   1,756,398
      341,100   Fairchild Semiconductor International, Inc.,
                Class A*......................................   5,655,438
      328,260   Pericom Semiconductor Corp.*..................   3,282,600
                                                               -----------
                                                                15,382,835
                                                               -----------

                SOFTWARE - 2.93%
      415,400   Gerber Scientific, Inc.*......................   2,949,340
       71,900   Henry (Jack) & Associates, Inc................   1,250,341
       67,200   MAPICS, Inc.*.................................     659,904
      369,000   Mapinfo Corp.*................................   3,538,710
      438,515   MSC.Software Corp.*...........................   3,157,308
      238,400   Progress Software Corp.*......................   5,125,600
      504,800   Sybase, Inc.*.................................   8,586,648
      275,000   THQ, Inc.*....................................   4,515,500
                                                               -----------
                                                                29,783,351
                                                               -----------

                      See Notes to Financial Statements.

Columbia Small Cap Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

      SHARES                                                        VALUE
      ------                                                        -----
              MATERIALS - 7.45%
                CHEMICALS - 4.04%
      239,900   Airgas, Inc.................................. $ 4,270,220
      210,860   Albemarle Corp...............................   5,788,107
      166,900   Calgon Carbon Corp...........................     939,647
      219,200   Cambrex Corp.................................   4,975,840
      315,860   Fuller (H.B.) Co.............................   7,665,922
      253,600   MacDermid, Inc...............................   6,707,720
      191,600   Millennium Chemicals, Inc.*..................   1,829,780
      191,900   Olin Corp....................................   3,035,858
      273,800   Spartech Corp................................   5,831,940
                                                              -----------
                                                               41,045,034
                                                              -----------

                CONTAINERS & PACKAGING - 1.40%
      311,300   Greif, Inc., Class A.........................   8,093,800
       78,700   Jarden Corp.*................................   2,970,925
      194,800   Longview Fibre Co............................   1,903,196
      234,650   Peak International Ltd.*.....................   1,276,496
                                                              -----------
                                                               14,244,417
                                                              -----------

                METALS & MINING - 1.11%
      266,600   GrafTech International Ltd.*.................   2,132,800
      283,300   Hecla Mining Co.*............................   1,484,492
      267,100   Northwest Pipe Co.*..........................   3,589,824
      265,000   Steel Dynamics, Inc.*........................   4,012,100
                                                              -----------
                                                               11,219,216
                                                              -----------

                PAPER & FOREST PRODUCTS - 0.90%
      198,200   Buckeye Technologies, Inc.*..................   1,801,638
      331,440   Glatfelter...................................   3,904,363
      250,000   Louisiana-Pacific Corp.*.....................   3,445,000
                                                              -----------
                                                                9,151,001
                                                              -----------

              TELECOMMUNICATION SERVICES - 0.57%
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.52%
      208,400   CT Communications, Inc.......................   2,354,920
      352,300   General Communication, Inc., Class A*........   2,931,136
                                                              -----------
                                                                5,286,056
                                                              -----------

                WIRELESS TELECOMMUNICATION SERVICES - 0.05%
       93,000   LCC International, Inc., Class A*............     477,090
                                                              -----------

              UTILITIES - 3.69%
                ELECTRIC UTILITIES - 0.25%
       97,800   Idacorp, Inc.................................   2,493,900
                                                              -----------

  SHARES                                                                 VALUE
  ------                                                                 -----
                 GAS UTILITIES - 3.03%
        88,050   Cascade Natural Gas Corp........................ $  1,725,780
       150,750   New Jersey Resources Corp.......................    5,433,030
       146,700   Northwest Natural Gas Co........................    4,254,300
       398,100   NUI Corp........................................    5,951,595
       100,500   South Jersey Industries, Inc....................    3,803,925
       286,500   Southwest Gas Corp..............................    6,503,550
       173,800   Southwestern Energy Co.*........................    3,145,780
                                                                  ------------
                                                                    30,817,960
                                                                  ------------

                 WATER UTILITIES - 0.41%
        81,150   American States Water Co........................    1,912,705
        94,575   Philadelphia Suburban Corp......................    2,277,366
                                                                  ------------
                                                                     4,190,071
                                                                  ------------
                 TOTAL COMMON STOCKS.............................  907,549,885
                                                                  ------------
                 (Cost $835,660,495)

  CONVERTIBLE PREFERRED STOCK - 0.38%
               FINANCIALS - 0.38%
                 INSURANCE - 0.38%
       137,000   United Fire & Casualty Co.,
                 Series A, 6.380%................................    3,856,550
                                                                  ------------
                 (Cost $3,425,000)

  PAR VALUE
  ---------
  REPURCHASE AGREEMENT - 10.17%
  $103,265,000   Repurchase agreement with State Street Bank
                 & Trust Co., dated 09/30/03, due 10/01/03 at
                 0.900%, collateralized by a U.S. Treasury Bond
                 maturing 11/15/16, market value $105,341,813
                 (repurchase proceeds $103,267,582),.............  103,265,000
                                                                  ------------
                 (Cost $103,265,000)

            TOTAL INVESTMENTS - 99.90%..............  1,014,671,435
                                                     --------------
            (Cost $942,350,495) (B)

            NET OTHER ASSETS AND LIABILITIES - 0.10%      1,056,702
                                                     --------------
            NET ASSETS - 100.00%.................... $1,015,728,137
                                                     ==============

---------------------------
*   Non-income producing security.
(A) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(B) Cost for federal income tax purposes is $942,520,896.

ACRONYM NAME
------- ----
 ADR    American Depositary Receipt
 REIT   Real Estate Investment Trust

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Small Company Equity Fund

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003

        SHARES                                                     VALUE
        ------                                                     -----
        COMMON STOCKS - 97.60%
                CONSUMER DISCRETIONARY - 17.90%
                  HOTELS, RESTAURANTS & LEISURE - 4.57%
        212,100   Alliance Gaming Corp.*.................... $ 4,301,388
        109,100   Applebee's International, Inc.............   3,434,468
        231,200   Scientific Games Corp., Class A*..........   2,637,992
        210,200   Station Casinos, Inc......................   6,432,120
                                                             -----------
                                                              16,805,968
                                                             -----------

                  HOUSEHOLD DURABLES - 1.38%
        107,200   Meritage Corp.*...........................   5,065,200
                                                             -----------

                  MEDIA - 3.75%
        102,400   Cumulus Media, Inc., Class A*.............   1,745,920
         53,500   Journal Communications, Inc., Class A*....     885,425
        170,100   Lin TV Corp., Class A*....................   3,616,326
        132,200   Radio One, Inc., Class D*.................   1,898,392
        396,600   Sinclair Broadcast Group, Inc., Class A*..   4,029,456
        216,300   TiVo, Inc.*...............................   1,602,783
                                                             -----------
                                                              13,778,302
                                                             -----------

                  SPECIALTY RETAIL - 6.53%
         51,500   Advance Auto Parts, Inc.*.................   3,651,350
        193,200   Blue Rhino Corp.*.........................   2,140,656
        385,600   Bombay Co., Inc.*.........................   3,798,160
         68,500   Cost Plus, Inc.*..........................   2,529,020
         95,700   Party City Corp.*.........................   1,184,766
        185,300   PETCO Animal Supplies, Inc.*..............   5,781,360
        162,000   Sharper Image Corp.*......................   3,735,720
         79,800   Too, Inc.*................................   1,175,454
                                                             -----------
                                                              23,996,486
                                                             -----------

                  TEXTILES, APPAREL & LUXURY GOODS - 1.67%
        206,600   Quiksilver, Inc.*.........................   3,295,270
        183,200   Warnaco Group, Inc.*......................   2,856,088
                                                             -----------
                                                               6,151,358
                                                             -----------

                CONSUMER STAPLES - 1.51%
                  FOOD & DRUG RETAILING - 0.66%
         59,800   Performance Food Group Co.*...............   2,434,458
                                                             -----------

                  FOOD PRODUCTS - 0.85%
         80,800   American Italian Pasta Co., Class A*......   3,126,152
                                                             -----------

                ENERGY - 5.50%
                  ENERGY EQUIPMENT & SERVICES - 3.60%
        332,900   Key Energy Services, Inc.*................   3,212,485
        185,300   Matrix Service Co.*.......................   3,290,928

        SHARES                                                    VALUE
        ------                                                    -----
                  ENERGY EQUIPMENT & SERVICES (CONTINUED)
        247,800   Maverick Tube Corp.*..................... $ 3,845,856
        152,700   Unit Corp.*..............................   2,876,868
                                                            -----------
                                                             13,226,137
                                                            -----------

                  OIL & GAS - 1.90%
         56,900   Brown (Tom), Inc.*.......................   1,462,330
         96,400   Patina Oil & Gas Corp....................   3,493,536
        147,100   Ultra Petroleum Corp.*...................   2,052,045
                                                            -----------
                                                              7,007,911
                                                            -----------

                FINANCIALS - 10.03%
                  BANKS - 3.29%
        114,600   Boston Private Financial Holdings, Inc...   2,699,976
         84,400   East West Bancorp, Inc...................   3,608,100
         90,500   Mercantile Bank Corp.....................   3,004,600
        129,800   Prosperity Bancshares, Inc...............   2,766,038
                                                            -----------
                                                             12,078,714
                                                            -----------

                  DIVERSIFIED FINANCIALS - 3.46%
         28,500   ASTA Funding, Inc........................     740,686
        120,150   Commercial Capital Bancorp, Inc.*........   1,877,944
        142,500   Investors Financial Services Corp........   4,474,500
        107,500   Jefferies Group, Inc.....................   3,090,625
        109,000   MTC Technologies, Inc.*..................   2,528,800
                                                            -----------
                                                             12,712,555
                                                            -----------

                  INSURANCE - 1.98%
        104,200   Infinity Property & Casualty Corp........   2,929,062
         66,700   Philadelphia Consolidated Holding Co.*...   3,081,540
         38,800   RLI Corp.................................   1,277,296
                                                            -----------
                                                              7,287,898
                                                            -----------

                  REAL ESTATE - 1.30%
        234,600   American Financial Realty Trust..........   3,307,860
         81,860   FirstService Corp.*......................   1,487,396
                                                            -----------
                                                              4,795,256
                                                            -----------

                HEALTH CARE - 19.61%
                  BIOTECHNOLOGY - 5.34%
        261,600   BioMarin Pharmaceuticals, Inc.*..........   2,003,856
        170,600   Ciphergen Biosystems, Inc.*..............   2,106,910
        160,000   Cytogen Corp.*...........................   1,715,200
        113,300   Ilex Oncology, Inc.*.....................   1,881,913
         52,100   Neurocrine Biosciences, Inc.*............   2,579,992
        180,500   Protein Design Labs, Inc.*...............   2,501,730
        295,400   Serologicals Corp.*......................   3,884,510
        148,500   Telik, Inc.*.............................   2,977,425
                                                            -----------
                                                             19,651,536
                                                            -----------

                      See Notes to Financial Statements.

Columbia Small Company Equity Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

        SHARES                                                     VALUE
        ------                                                     -----
                  HEALTH CARE EQUIPMENT & SUPPLIES - 8.54%
         76,300   Bio-Rad Laboratories, Inc., Class A*...... $ 3,891,300
        207,900   Cytyc Corp.*..............................   3,126,816
        145,900   Integra LifeSciences Holdings Corp.*......   4,127,511
        101,500   Kyphon, Inc.*.............................   1,979,250
        244,000   Medical Action Industries, Inc.*..........   3,176,880
         96,666   Merit Medical Systems, Inc.*..............   2,136,319
        157,200   Noven Pharmaceuticals, Inc.*..............   1,792,080
         51,900   Respironics, Inc.*........................   2,168,382
        211,900   SonoSite, Inc.*...........................   4,240,119
        117,100   Wright Medical Group, Inc.*...............   2,960,288
         55,700   Zoll Medical Corp.*.......................   1,785,185
                                                             -----------
                                                              31,384,130
                                                             -----------

                  HEALTH CARE PROVIDERS & SERVICES - 1.31%
         62,100   LifePoint Hospitals, Inc.*................   1,493,505
         73,900   U.S. Physical Therapy, Inc.*..............     903,871
         80,700   WellChoice, Inc.*.........................   2,431,491
                                                             -----------
                                                               4,828,867
                                                             -----------

                  PHARMACEUTICALS - 4.42%
         27,800   Caraco Pharmaceutical Laboratories Ltd.*..     273,241
         50,400   DOV Pharmaceutical, Inc.*.................     904,680
         76,700   InterMune, Inc.*..........................   1,463,436
        276,500   Nektar Therapeutics*......................   3,539,200
        183,400   Salix Pharmaceuticals Ltd.*...............   3,532,284
        168,000   SICOR, Inc.*..............................   3,239,040
         58,300   Taro Pharmaceuticals Industries Ltd.*.....   3,285,788
                                                             -----------
                                                              16,237,669
                                                             -----------

                INDUSTRIALS - 12.33%
                  AEROSPACE & DEFENSE - 1.13%
        115,900   DRS Technologies, Inc.*...................   2,796,667
         63,800   Mercury Computer Systems, Inc.*...........   1,360,854
                                                             -----------
                                                               4,157,521
                                                             -----------

                  AIR FREIGHT & LOGISTICS - 1.92%
        282,000   EGL, Inc.*................................   5,126,760
         63,600   UTI Worldwide, Inc........................   1,941,708
                                                             -----------
                                                               7,068,468
                                                             -----------

                  COMMERCIAL SERVICES & SUPPLIES - 4.24%
         85,000   Arbitron, Inc.*...........................   3,000,500
         63,300   Corporate Executive Board Co.*............   2,971,935
        112,400   FTI Consulting, Inc.*.....................   1,950,140
        185,500   Integrated Alarm Services Group, Inc.*....   1,549,667
        121,400   Navigant Consulting, Inc.*................   1,494,434
        108,900   NCO Group, Inc.*..........................   2,555,883
         75,600   Sylvan Learning Systems, Inc.*............   2,062,368
                                                             -----------
                                                              15,584,927
                                                             -----------

       SHARES                                                       VALUE
       ------                                                       -----
                 CONSTRUCTION & ENGINEERING - 0.73%
        98,900   Chicago Bridge & Iron Co. NV, NY Shares..... $ 2,686,124
                                                              -----------

                 MACHINERY - 1.47%
       101,900   AGCO Corp.*.................................   1,746,566
        63,575   Cuno, Inc.*.................................   2,491,511
        80,200   UNOVA, Inc.*................................   1,174,930
                                                              -----------
                                                                5,413,007
                                                              -----------

                 ROAD & RAIL - 2.84%
        94,000   Dollar Thrifty Automotive Group, Inc.*......   2,135,680
       146,500   Genesee & Wyoming, Inc., Class A*...........   3,473,515
       109,300   Heartland Express, Inc......................   2,625,386
        20,600   Marten Transport, Ltd.*.....................     537,660
        57,000   Old Dominion Freight Line, Inc.*............   1,658,130
                                                              -----------
                                                               10,430,371
                                                              -----------

               INFORMATION TECHNOLOGY - 28.52%
                 COMMUNICATIONS EQUIPMENT - 0.98%
        85,600   F5 Networks, Inc.*..........................   1,646,944
       874,300   Finisar Corp.*..............................   1,967,175
                                                              -----------
                                                                3,614,119
                                                              -----------

                 COMPUTERS & PERIPHERALS - 2.93%
       140,300   Applied Films Corp.*........................   4,171,119
       348,300   Cray, Inc.*.................................   3,824,334
       330,400   Pinnacle Systems, Inc.*.....................   2,785,272
                                                              -----------
                                                               10,780,725
                                                              -----------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.53%
        72,000   Anixter International, Inc.*................   1,639,440
        95,700   Coherent, Inc.*.............................   2,357,091
       131,200   Global Imaging Systems, Inc.*...............   3,227,520
       140,300   Itron, Inc.*................................   2,815,821
        69,300   Planar Systems, Inc.*.......................   1,486,485
       368,500   Superconductor Technologies, Inc.*..........   1,448,205
                                                              -----------
                                                               12,974,562
                                                              -----------

                 INTERNET SOFTWARE & SERVICES - 2.02%
        93,400   Digital River, Inc.*........................   2,554,490
       232,300   Digitas, Inc.*..............................   1,686,498
        83,800   PEC Solutions, Inc.*........................   1,236,888
       242,400   webMethods, Inc.*...........................   1,934,352
                                                              -----------
                                                                7,412,228
                                                              -----------

                 IT CONSULTING & SERVICES - 2.40%
        82,200   Anteon International Corp.*.................   2,515,320
        87,600   Cognizant Technology Solutions Corp.*.......   3,194,772
       235,900   GRIC Communications, Inc.*..................   1,658,377
        70,900   Priority Healthcare Corp., Class B*.........   1,456,286
                                                              -----------
                                                                8,824,755
                                                              -----------

                      See Notes to Financial Statements.

Columbia Small Company Equity Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

          SHARES                                                 VALUE
          ------                                                 -----
                    SEMICONDUCTOR EQUIPMENT & PRODUCTS - 10.07%
          219,400   Artisan Components, Inc.*............. $ 3,688,114
           85,500   August Technology Corp.*..............   1,217,520
          185,000   Brooks Automation, Inc.*..............   3,866,500
           58,100   Cymer, Inc.*..........................   2,393,720
           76,300   DSP Group, Inc.*......................   1,900,633
          344,132   Entegris, Inc.*.......................   3,888,692
          244,100   GlobespanVirata, Inc.*................   1,762,402
           75,600   Integrated Circuit Systems, Inc.*.....   2,271,024
          303,000   Lattice Semiconductor Corp.*..........   2,154,330
          246,000   Monolithic System Technology, Inc.*...   2,068,860
          205,000   Mykrolis Corp.*.......................   2,488,700
          579,600   Silicon Image, Inc.*..................   2,613,996
          343,000   Silicon Storage Technology, Inc.*.....   3,001,250
          165,300   Skyworks Solutions, Inc.*.............   1,504,230
          113,600   Zoran Corp.*..........................   2,215,200
                                                           -----------
                                                            37,035,171
                                                           -----------

                    SOFTWARE - 6.59%
          191,400   Activision, Inc.*.....................   2,287,230
          357,300   Borland Software Corp.*...............   3,290,733
          165,600   Captiva Software Corp.*...............   1,240,344
          118,400   Documentum, Inc.*.....................   2,523,104
          205,200   Epicor Software Corp.*................   1,834,488
           88,900   Henry (Jack) & Associates, Inc........   1,545,971
          126,400   Magma Design Automation, Inc.*........   2,479,968
          383,900   Micromuse, Inc.*......................   3,140,302
          709,700   OpenTV Corp.*.........................   2,342,010
           54,300   Take-Two Interactive Software, Inc.*..   1,855,431
          129,400   Verity, Inc.*.........................   1,691,258
                                                           -----------
                                                            24,230,839
                                                           -----------

   SHARES                                                               VALUE
   ------                                                               -----

              MATERIALS - 2.20%
                CONSTRUCTION MATERIALS - 0.20%
       58,900   AMCOL International Corp........................ $    728,004
                                                                 ------------

                CONTAINERS & PACKAGING - 2.00%
      194,500   Jarden Corp.*...................................    7,342,375
                                                                 ------------
                TOTAL COMMON STOCKS.............................  358,851,793
                                                                 ------------
                (Cost $310,649,791)

   PAR VALUE
   ---------
   REPURCHASE AGREEMENT - 2.18%
   $8,025,000   Repurchase agreement with State Street Bank
                & Trust Co., dated 09/30/03, due 10/01/03 at
                0.900%, collateralized by a U.S. Treasury Bond
                maturing 08/15/22, market value $8,190,832
                (repurchase proceeds $8,025,201)................    8,025,000
                                                                 ------------
                (Cost $8,025,000)

           TOTAL INVESTMENTS - 99.78%...................  366,876,793
                                                         ------------
           (Cost $318,674,791) (A)

           NET OTHER ASSETS AND LIABILITIES - 0.22%.....      800,720
                                                         ------------
           NET ASSETS - 100.00%......................... $367,677,513
                                                         ============

---------------------------
*   Non-income producing security.
(A) Cost for federal income tax purposes is $319,513,773.

                      See Notes to Financial Statements.

                                    [GRAPHIC]



STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

                                                                         COLUMBIA          COLUMBIA         COLUMBIA
                                                                     ASSET ALLOCATION  LARGE CAP GROWTH   DISCIPLINED
                                                                         FUND (A)          FUND (B)      VALUE FUND (C)
                                                                     ----------------  ----------------  --------------
ASSETS:
 Investments (Note 2):
   Investments at cost..............................................     $421,414,279    $  857,065,558    $338,254,021
   Repurchase agreement.............................................       12,258,000        15,888,000       3,643,000
   Net unrealized appreciation......................................       32,919,499        98,853,772      23,122,680
                                                                     ----------------  ----------------  --------------
    Total investments at value......................................      466,591,778       971,807,330     365,019,701
 Cash...............................................................          153,191               466          79,006
 Foreign currency (cost of $29,075 and $558,363, respectively)......           30,028                --              --
 Receivable for investments sold....................................        2,969,734         3,363,015              --
 Receivable for shares sold.........................................          206,231         1,266,847         382,570
 Interest and dividend receivables..................................        2,211,456           388,854         486,909
 Deferred Trustees' compensation plan...............................           21,707            42,801          16,651
                                                                     ----------------  ----------------  --------------
    Total assets....................................................      472,184,125       976,869,313     365,984,837
                                                                     ----------------  ----------------  --------------

LIABILITIES:
 Payable for investments purchased..................................        1,795,943         8,412,206          78,781
 Payable for shares repurchased.....................................        1,701,903         2,507,375         989,621
 Advisory fee payable (Note 4)......................................          282,236           588,248         220,418
 Administration fee payable (Note 4)................................           26,389            54,373          19,690
 Transfer agent fee payable.........................................          151,596           212,404          75,657
 Pricing and bookkeeping fees.......................................           28,241             8,022           4,722
 Trustees' fees.....................................................            2,715               859             302
 Custody fee........................................................           35,294             2,477           1,959
 Distribution and service fees......................................          100,691           122,333          42,327
 Deferred Trustees' fees............................................           21,707            42,801          16,651
 Foreign capital gains tax..........................................           74,102                --              --
 Other liabilities..................................................          127,489           146,691          65,906
                                                                     ----------------  ----------------  --------------
    Total liabilities...............................................        4,348,306        12,097,789       1,516,034
                                                                     ----------------  ----------------  --------------
NET ASSETS..........................................................     $467,835,819    $  964,771,524    $364,468,803
                                                                     ================  ================  ==============

NET ASSETS CONSIST OF:
 Par value (Note 5).................................................     $     33,401    $       54,595    $     32,747
 Paid-in capital in excess of par value.............................      474,434,389     1,042,753,127     407,010,009
 Undistributed net investment income................................          821,590           312,712       1,766,812
 Accumulated net realized loss on investments sold, foreign currency
  transactions and futures contracts................................      (40,299,439)     (177,202,682)    (67,463,445)
 Net unrealized appreciation of investments and foreign currency
  translations......................................................       32,845,878        98,853,772      23,122,680
                                                                     ----------------  ----------------  --------------
NET ASSETS..........................................................     $467,835,819    $  964,771,524    $364,468,803
                                                                     ================  ================  ==============

                                                                        COLUMBIA
                                                                      INTERNATIONAL
                                                                     EQUITY FUND (D)
                                                                     ---------------
ASSETS:
 Investments (Note 2):
   Investments at cost..............................................   $ 343,539,444
   Repurchase agreement.............................................       2,085,000
   Net unrealized appreciation......................................      46,660,685
                                                                     ---------------
    Total investments at value......................................     392,285,129
 Cash...............................................................             185
 Foreign currency (cost of $29,075 and $558,363, respectively)......         558,825
 Receivable for investments sold....................................       2,095,021
 Receivable for shares sold.........................................       1,173,268
 Interest and dividend receivables..................................       1,182,365
 Deferred Trustees' compensation plan...............................          17,293
                                                                     ---------------
    Total assets....................................................     397,312,086
                                                                     ---------------

LIABILITIES:
 Payable for investments purchased..................................             306
 Payable for shares repurchased.....................................         989,038
 Advisory fee payable (Note 4)......................................         219,321
 Administration fee payable (Note 4)................................          21,171
 Transfer agent fee payable.........................................          78,190
 Pricing and bookkeeping fees.......................................          11,009
 Trustees' fees.....................................................           2,865
 Custody fee........................................................          60,310
 Distribution and service fees......................................          19,758
 Deferred Trustees' fees............................................          17,293
 Foreign capital gains tax..........................................       1,195,135
 Other liabilities..................................................         113,206
                                                                     ---------------
    Total liabilities...............................................       2,727,602
                                                                     ---------------
NET ASSETS..........................................................   $ 394,584,484
                                                                     ===============

NET ASSETS CONSIST OF:
 Par value (Note 5).................................................   $      35,929
 Paid-in capital in excess of par value.............................     712,143,921
 Undistributed net investment income................................       2,905,261
 Accumulated net realized loss on investments sold, foreign currency
  transactions and futures contracts................................    (366,030,108)
 Net unrealized appreciation of investments and foreign currency
  translations......................................................      45,529,481
                                                                     ---------------
NET ASSETS..........................................................   $ 394,584,484
                                                                     ===============

                      See Notes to Financial Statements.

SEPTEMBER 30, 2003

                                                              COLUMBIA          COLUMBIA         COLUMBIA        COLUMBIA
                                                          ASSET ALLOCATION  LARGE CAP GROWTH   DISCIPLINED     INTERNATIONAL
                                                              FUND (A)          FUND (B)      VALUE FUND (C)  EQUITY FUND (D)
                                                          ----------------  ----------------  --------------  ---------------
NET ASSETS:
 Class A.................................................     $  1,211,133      $  1,886,932    $    903,475     $    267,627
                                                          ================  ================  ==============  ===============
 Class B.................................................     $  2,539,022      $  1,012,583    $    337,891     $    249,619
                                                          ================  ================  ==============  ===============
 Class C.................................................     $    187,131      $    524,230    $     23,541     $      6,458
                                                          ================  ================  ==============  ===============
 Class G.................................................     $ 56,382,894      $ 54,849,980    $ 11,074,488     $  4,976,130
                                                          ================  ================  ==============  ===============
 Class T.................................................     $189,580,470      $235,848,663    $127,992,860     $ 42,195,297
                                                          ================  ================  ==============  ===============
 Class Z.................................................     $217,935,169      $670,649,136    $224,136,548     $346,889,353
                                                          ================  ================  ==============  ===============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
 Class A.................................................           86,463           107,262          81,965           24,701
                                                          ================  ================  ==============  ===============
 Class B.................................................          181,390            59,718          32,219           23,214
                                                          ================  ================  ==============  ===============
 Class C.................................................           13,367            30,878           2,248              603
                                                          ================  ================  ==============  ===============
 Class G.................................................        4,028,618         3,339,302       1,055,047          466,346
                                                          ================  ================  ==============  ===============
 Class T.................................................       13,529,911        13,474,943      11,634,259        3,914,723
                                                          ================  ================  ==============  ===============
 Class Z.................................................       15,561,144        37,582,453      19,941,000       31,499,331
                                                          ================  ================  ==============  ===============

CLASS A:
 Net asset value per share (e)...........................     $      14.01      $      17.59    $      11.02     $      10.83
                                                          ================  ================  ==============  ===============
 Maximum sales charge....................................             5.75%             5.75%           5.75%            5.75%
                                                          ================  ================  ==============  ===============
 Maximum offering price per share
  (net asset value per share/0.9425) (f).................     $      14.86      $      18.66    $      11.69     $      11.49
                                                          ================  ================  ==============  ===============

CLASS B:
 Net asset value and offering price per share (e)........     $      14.00      $      16.96    $      10.49     $      10.75
                                                          ================  ================  ==============  ===============

CLASS C:
 Net asset value and offering price per share (e)........     $      14.00      $      16.98    $      10.47     $      10.71
                                                          ================  ================  ==============  ===============

CLASS G:
 Net asset value and offering price per share (e)........     $      14.00      $      16.43    $      10.50     $      10.67
                                                          ================  ================  ==============  ===============

CLASS T:
 Net asset value per share (e)...........................     $      14.01      $      17.50    $      11.00     $      10.78
                                                          ================  ================  ==============  ===============
 Maximum sales charge....................................             5.75%             5.75%           5.75%            5.75%
                                                          ================  ================  ==============  ===============
 Maximum offering price per share
  (net asset value per share/0.9425) (f).................     $      14.86      $      18.57    $      11.67     $      11.44
                                                          ================  ================  ==============  ===============

CLASS Z:
 Net asset value, offering and redemption price per share     $      14.01      $      17.84    $      11.24     $      11.01
                                                          ================  ================  ==============  ===============

-------------------
(a) Effective November 18, 2002, the Galaxy Asset Allocation Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Asset Allocation Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Asset Allocation Fund was renamed Columbia Asset Allocation Fund.
(b) Effective November 18, 2002, the Galaxy Equity Growth Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Equity Growth Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Equity Growth Fund was renamed Columbia Large Cap Growth Fund.
(c) Effective November 25, 2002, the Galaxy Equity Value Fund Retail B, Retail A and Trust shares were reorganized as Liberty Equity Value Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Equity Value Fund was renamed Columbia Disciplined Value Fund.
(d) Effective November 18, 2002, the Galaxy International Equity Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty International Equity Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty International Equity Fund was renamed Columbia International Equity Fund.
(e) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(f) On sales of $50,000 or more the offering price is reduced.

                      See Notes to Financial Statements.

SEPTEMBER 30, 2003


                                                                                               COLUMBIA       COLUMBIA
                                                                                            LARGE CAP CORE    SMALL CAP
                                                                                               FUND (A)       FUND (B)
                                                                                            --------------  --------------
ASSETS:
 Investments (Note 2):
   Investments at cost.....................................................................   $393,248,010  $  839,085,495
   Repurchase agreement....................................................................             --     103,265,000
   Net unrealized appreciation.............................................................     25,355,285      72,320,940
                                                                                            --------------  --------------
    Total investments at value.............................................................    418,603,295   1,014,671,435
 Cash......................................................................................             --          26,381
 Receivable for investments sold...........................................................    200,953,346         462,095
 Receivable for shares sold................................................................        162,311       5,711,669
 Interest and dividend receivables.........................................................        463,891         575,424
 Deferred Trustees' compensation plan......................................................         20,552          13,872
 Other assets..............................................................................          3,077              --
                                                                                            --------------  --------------
    Total assets...........................................................................    620,206,472   1,021,460,876
                                                                                            --------------  --------------
LIABILITIES:
 Payable to custodian bank.................................................................        324,819              --
 Payable for investments purchased.........................................................    203,252,729       3,732,944
 Payable for shares repurchased............................................................      1,290,443       1,079,281
 Advisory fee payable (Note 4).............................................................        281,101         608,084
 Administration fee payable (Note 4).......................................................         24,547          56,395
 Transfer agent fee payable................................................................        118,242          91,526
 Pricing and bookkeeping fees..............................................................          4,731           8,138
 Trustees' fees............................................................................          1,829             893
 Custody fee...............................................................................          2,001           3,638
 Distribution and service fees.............................................................        125,726          77,889
 Deferred Trustees' fees...................................................................         20,552          13,872
 Other liabilities.........................................................................        161,857          60,079
                                                                                            --------------  --------------
    Total liabilities......................................................................    205,608,577       5,732,739
                                                                                            --------------  --------------
NET ASSETS.................................................................................   $414,597,895  $1,015,728,137
                                                                                            ==============  ==============

NET ASSETS CONSIST OF:
 Par value (Note 5)........................................................................   $     37,051  $       66,049
 Paid-in capital in excess of par value....................................................    408,601,949     910,588,957
 Undistributed net investment income (accumulated net investment loss).....................        193,079         214,302
 Accumulated net realized gain (loss) on investments sold and foreign currency transactions    (19,589,469)     32,537,889
 Net unrealized appreciation of investments................................................     25,355,285      72,320,940
                                                                                            --------------  --------------
NET ASSETS.................................................................................   $414,597,895  $1,015,728,137
                                                                                            ==============  ==============

                                                                                               COLUMBIA
                                                                                             SMALL COMPANY
                                                                                            EQUITY FUND (C)
                                                                                            ---------------
ASSETS:
 Investments (Note 2):
   Investments at cost.....................................................................   $ 310,649,791
   Repurchase agreement....................................................................       8,025,000
   Net unrealized appreciation.............................................................      48,202,002
                                                                                            ---------------
    Total investments at value.............................................................     366,876,793
 Cash......................................................................................         500,123
 Receivable for investments sold...........................................................       3,743,205
 Receivable for shares sold................................................................       1,963,557
 Interest and dividend receivables.........................................................          74,850
 Deferred Trustees' compensation plan......................................................          14,832
 Other assets..............................................................................             544
                                                                                            ---------------
    Total assets...........................................................................     373,173,904
                                                                                            ---------------
LIABILITIES:
 Payable to custodian bank.................................................................              --
 Payable for investments purchased.........................................................       2,521,534
 Payable for shares repurchased............................................................       2,540,772
 Advisory fee payable (Note 4).............................................................         236,871
 Administration fee payable (Note 4).......................................................          21,160
 Transfer agent fee payable................................................................          77,573
 Pricing and bookkeeping fees..............................................................           4,964
 Trustees' fees............................................................................             311
 Custody fee...............................................................................           2,330
 Distribution and service fees.............................................................          26,716
 Deferred Trustees' fees...................................................................          14,832
 Other liabilities.........................................................................          49,328
                                                                                            ---------------
    Total liabilities......................................................................       5,496,391
                                                                                            ---------------
NET ASSETS.................................................................................   $ 367,677,513
                                                                                            ===============

NET ASSETS CONSIST OF:
 Par value (Note 5)........................................................................   $      25,062
 Paid-in capital in excess of par value....................................................     421,117,039
 Undistributed net investment income (accumulated net investment loss).....................          (8,888)
 Accumulated net realized gain (loss) on investments sold and foreign currency transactions    (101,657,702)
 Net unrealized appreciation of investments................................................      48,202,002
                                                                                            ---------------
NET ASSETS.................................................................................   $ 367,677,513
                                                                                            ===============

                      See Notes to Financial Statements.

SEPTEMBER 30, 2003

                                                             COLUMBIA       COLUMBIA       COLUMBIA
                                                          LARGE CAP CORE    SMALL CAP    SMALL COMPANY
                                                             FUND (A)       FUND (B)    EQUITY FUND (C)
                                                          --------------  ------------  ---------------
NET ASSETS:
 Class A.................................................   $  7,569,660  $ 57,462,253     $    384,207
                                                          ==============  ============  ===============
 Class B.................................................   $  1,755,172  $ 11,121,643     $    202,969
                                                          ==============  ============  ===============
 Class C.................................................   $    223,486  $ 12,669,645     $     56,240
                                                          ==============  ============  ===============
 Class G.................................................   $ 28,916,936  $ 10,353,302     $  6,650,818
                                                          ==============  ============  ===============
 Class T.................................................   $185,938,009  $134,455,034     $ 66,780,232
                                                          ==============  ============  ===============
 Class Z.................................................   $190,194,632  $789,666,260     $293,603,047
                                                          ==============  ============  ===============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
 Class A.................................................        674,529     3,756,232           27,253
                                                          ==============  ============  ===============
 Class B.................................................        159,712       753,866           15,311
                                                          ==============  ============  ===============
 Class C.................................................         20,343       857,781            4,253
                                                          ==============  ============  ===============
 Class G.................................................      2,654,693       707,509          502,373
                                                          ==============  ============  ===============
 Class T.................................................     16,633,696     8,868,966        4,740,682
                                                          ==============  ============  ===============
 Class Z.................................................     16,908,169    51,104,836       19,772,047
                                                          ==============  ============  ===============

CLASS A:
 Net asset value per share (d)...........................   $      11.22  $      15.30     $      14.10
                                                          ==============  ============  ===============
 Maximum sales charge....................................           5.75%         5.75%            5.75%
                                                          ==============  ============  ===============
 Maximum offering price per share
  (net asset value per share/0.9425) (e).................   $      11.90  $      16.23     $      14.96
                                                          ==============  ============  ===============

CLASS B:
 Net asset value and offering price per share (d)........   $      10.99  $      14.75     $      13.26
                                                          ==============  ============  ===============

CLASS C:
 Net asset value and offering price per share (d)........   $      10.99  $      14.77     $      13.22
                                                          ==============  ============  ===============

CLASS G:
 Net asset value and offering price per share (d)........   $      10.89  $      14.63     $      13.24
                                                          ==============  ============  ===============

CLASS T:
 Net asset value per share (d)...........................   $      11.18  $      15.16     $      14.09
                                                          ==============  ============  ===============
 Maximum sales charge....................................           5.75%         5.75%            5.75%
                                                          ==============  ============  ===============
 Maximum offering price per share
  (net asset value per share/0.9425) (e).................   $      11.86  $      16.08     $      14.95
                                                          ==============  ============  ===============

CLASS Z:
 Net asset value, offering and redemption price per share   $      11.25  $      15.45     $      14.85
                                                          ==============  ============  ===============

-------------------
(a) Effective December 9, 2002, the Galaxy Large Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Large Cap Core Fund (formerly known as Galaxy Growth & Income Fund) Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Large Cap Core Fund was renamed Columbia Large Cap Core Fund.
(b) Effective November 18, 2002, the Galaxy Small Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Small Cap Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Small Cap Fund was renamed Columbia Small Cap Fund.
(c) Effective November 18, 2002, the Galaxy Small Company Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Small Company Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Small Company Equity Fund was renamed Columbia Small Company Equity Fund.
(d) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(e) On sales of $50,000 or more the offering price is reduced.


                      See Notes to Financial Statements.

                                    [GRAPHIC]



STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2003 (A)

                                                       COLUMBIA          COLUMBIA          COLUMBIA         COLUMBIA
                                                   ASSET ALLOCATION  LARGE CAP GROWTH  DISCIPLINED VALUE  INTERNATIONAL
                                                         FUND              FUND              FUND          EQUITY FUND
                                                   ----------------  ----------------  -----------------  -------------
INVESTMENT INCOME:
 Dividends (Note 2)...............................     $  4,767,403      $ 10,907,624        $ 5,501,886   $  8,237,507
 Interest (Note 2)................................        9,759,268           215,948             43,469        119,785
 Other income.....................................           11,753             6,728             52,738             --
 Less: foreign withholding tax....................         (114,934)         (125,073)                --       (884,606)
                                                   ----------------  ----------------  -----------------  -------------
  Total investment income.........................       14,423,490        11,005,227          5,598,093      7,472,686
                                                   ----------------  ----------------  -----------------  -------------
EXPENSES:
 Investment advisory fee (Note 4).................        3,366,163         6,438,001          2,263,743      3,241,027
 Administration fee (Note 4)......................          301,292           575,264            202,228        241,010
 Service fee (Note 4):
  Class A.........................................              690             1,297              1,010            552
  Class B.........................................            2,309             1,358                255            237
  Class C.........................................              187               502                 30             31
  Class G.........................................          179,954           165,789             40,693         13,020
  Class T.........................................          506,628           621,536            328,843        107,527
 Distribution fee (Note 4):
  Class B.........................................            6,985             4,067                766            715
  Class C.........................................              561             1,510                 90             93
  Class G.........................................          393,815           359,210             89,077         28,210
 Pricing and bookkeeping fees (Note 4)............          137,939            86,988             53,192         80,507
 Transfer agent fee (Note 4):
  Class A.........................................            1,492             1,788                896            815
  Class B.........................................            3,464             1,887                470            569
  Class C.........................................              374               509                140            201
  Class G.........................................          203,754           291,862             64,247         36,843
  Class T.........................................          485,177           691,770            344,303        196,060
  Class Z.........................................          540,356           953,902            265,355        356,205
 Trustees' fees (Note 4)..........................            9,656             9,585             11,502         11,211
 Custody fee......................................          176,207            20,527             10,706        227,437
 Other expenses...................................          122,473           146,636            148,130        170,591
                                                   ----------------  ----------------  -----------------  -------------
  Total expenses before reimbursement/waiver......        6,439,476        10,373,988          3,825,676      4,712,861
                                                   ----------------  ----------------  -----------------  -------------
 Less: Custody credits............................             (965)               --               (724)          (508)
 Less: Fees and expenses waived or reimbursement
  by Advisor......................................          (35,559)         (200,448)                --       (899,720)
 Less: Fees waived by Transfer Agent:
  Class C.........................................               --                --                (59)          (177)
  Class G.........................................               --                --                 --        (10,346)
  Class T.........................................               --                --                 --        (39,434)
                                                   ----------------  ----------------  -----------------  -------------
  Total expenses net of reimbursement.............        6,402,952        10,173,540          3,824,893      3,762,676
                                                   ----------------  ----------------  -----------------  -------------
NET INVESTMENT INCOME (LOSS)......................        8,020,538           831,687          1,773,200      3,710,010
                                                   ----------------  ----------------  -----------------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY AND FUTURES
CONTRACTS (NOTES 2&7):
 Net realized gain (loss) on investments sold.....      (10,402,661)      (33,599,244)         3,691,251    (35,868,072)
 Net realized gain (loss) on foreign currency
  transactions....................................         (126,886)               --                 --       (691,226)
 Net realized gain on futures contracts...........           77,195                --                 --             --
 Foreign capital gains tax........................           (8,736)               --                 --        (98,275)
 Net change in unrealized appreciation
  (depreciation) on investments, foreign currency
  translations and foreign capital gains tax......       46,417,019       118,125,297         41,060,980     95,365,607
                                                   ----------------  ----------------  -----------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY AND FUTURES
CONTRACTS (NOTES 2&7).............................       35,955,931        84,526,053         44,752,231     58,708,034
                                                   ----------------  ----------------  -----------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................     $ 43,976,469      $ 85,357,740        $46,525,431   $ 62,418,044
                                                   ================  ================  =================  =============

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.

                      See Notes to Financial Statements.

  COLUMBIA      COLUMBIA      COLUMBIA
  LARGE CAP     SMALL CAP   SMALL COMPANY
  CORE FUND       FUND       EQUITY FUND
------------  ------------  -------------
$  8,476,422  $  6,851,671    $   460,294
      23,864       579,336        116,764
          --            --             --
     (35,809)      (21,411)        (3,283)
------------  ------------  -------------
   8,464,477     7,409,596        573,775
------------  ------------  -------------
   3,311,147     5,236,037      2,185,225
     297,280       467,843        195,213
      13,382        37,575            244
       1,305         7,805            104
         233         6,451             18
      95,006        25,555         22,103
     484,124       318,591        156,029
       3,952        23,415            313
         700        19,354             53
     207,909        56,912         48,374
      64,792        86,749         53,784
      21,932        25,506            530
       2,810         9,068            273
         425         6,043             71
     137,216        27,356         49,787
     526,604       223,048        219,431
     374,292       439,579        518,528
       9,442        10,100          9,702
      18,438        24,204         16,146
     115,185       201,467        160,056
------------  ------------  -------------
   5,686,174     7,252,658      3,635,984
------------  ------------  -------------
          --        (1,792)          (909)
          --      (121,024)            --
          --            --             --
     (17,053)           --             --
          --            --        (25,753)
------------  ------------  -------------
   5,669,121     7,129,842      3,609,322
------------  ------------  -------------
   2,795,356       279,754     (3,035,547)
------------  ------------  -------------

 (16,524,653)   36,226,379       (200,156)
          --            --             --
          --            --             --
          --            --             --

  50,850,870   154,698,131     77,738,196
------------  ------------  -------------
  34,326,217   190,924,510     77,538,040
------------  ------------  -------------
$ 37,121,573  $191,204,264    $74,502,493
============  ============  =============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002

                                             COLUMBIA        COLUMBIA       COLUMBIA
                                         ASSET ALLOCATION    LARGE CAP     DISCIPLINED
                                               FUND         GROWTH FUND    VALUE FUND
                                         ----------------  -------------  ------------
INVESTMENT INCOME:
 Interest (Note 2)......................     $ 13,809,087  $     747,306  $    130,598
 Dividends (Note 2).....................        3,434,457     14,786,428     3,699,639
 Other income...........................           21,086        242,397       152,890
 Less: foreign withholding tax..........           (2,349)      (142,153)       (3,394)
                                         ----------------  -------------  ------------
  Total investment income...............       17,262,281     15,633,978     3,979,733
                                         ----------------  -------------  ------------
EXPENSES:
 Investment advisory fee (Note 4).......        4,134,599      9,319,653     2,892,338
 Administration fee (Note 4)............          362,029        816,305       253,397
 Custodian fee..........................           35,238         18,739        14,720
 Service fee (Note 4):
  Class B...............................              854            684            --
  Class G...............................          276,592        252,213        71,329
  Class T...............................          722,543        872,400       480,502
 Distribution fee (Note 4):
  Class A...............................              124          1,145            --
  Class B...............................            2,561          2,054            --
  Class G...............................          612,887        557,660       159,770
 Pricing and bookkeeping fees (Note 4)..          114,771        131,868        64,083
 Trustees' fees (Note 4)................            7,068         17,592         5,034
 Transfer agent fee (Note 4):
  Class A...............................              175            135            --
  Class B...............................              461            415            --
  Class G...............................          230,217        353,268        79,778
  Class T...............................          424,576        764,198       370,644
  Class Z...............................          455,684        560,518       118,704
 Reports to shareholders................          359,227        623,576       226,943
 Registration fee.......................           40,793         43,960        27,863
 Miscellaneous..........................           71,676        112,423        51,663
                                         ----------------  -------------  ------------
  Total expenses before
    reimbursement/waiver................        7,852,075     14,448,806     4,816,768
                                         ----------------  -------------  ------------
 Less: reimbursement/waiver (Note 4)....         (140,232)      (657,480)       (6,000)
                                         ----------------  -------------  ------------
  Total expenses net of
    reimbursement/waiver................        7,711,843     13,791,326     4,810,768
                                         ----------------  -------------  ------------
NET INVESTMENT INCOME (LOSS)............        9,550,438      1,842,652      (831,035)
                                         ----------------  -------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 2):
 Net realized gain (loss) on
  investments sold......................      (26,364,880)   (95,984,198)  (68,065,195)
 Net realized loss on forward foreign
  currency contracts, foreign currency
  transactions and futures contracts....               --             --            --
 Net change in unrealized appreciation
  (depreciation) on investments,
  foreign currency and forward foreign
  currency contracts....................      (54,121,169)  (145,463,165)  (16,740,050)
                                         ----------------  -------------  ------------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS.............................      (80,486,049)  (241,447,363)  (84,805,245)
                                         ----------------  -------------  ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................     $(70,935,611) $(239,604,711) $(85,636,280)
                                         ================  =============  ============

                      See Notes to Financial Statements.

  COLUMBIA        COLUMBIA                       COLUMBIA
INTERNATIONAL  LARGE CAP CORE     COLUMBIA     SMALL COMPANY
 EQUITY FUND        FUND       SMALL CAP FUND   EQUITY FUND
-------------  --------------  --------------  -------------
$     181,256   $     630,439    $  1,182,718   $    163,656
    9,002,056      10,561,404       5,683,538        923,215
        4,475             625         114,941        171,769
   (1,030,095)        (41,400)         (8,662)        (2,192)
-------------  --------------  --------------  -------------
    8,157,692      11,151,068       6,972,535      1,256,448
-------------  --------------  --------------  -------------
    4,760,395       5,469,675       4,740,793      2,956,401
      352,551         479,056         415,406        256,803
      559,083          34,804          39,991         78,739
          648             257             604             --
       19,100         129,541          23,538         40,544
      151,816         666,709         316,465        201,135
           24              95             426             --
        1,948             772           1,813             --
       41,966         289,755          54,197         90,986
      128,309          98,133         105,419         70,002
        6,476           9,654           8,015          5,411
           78             145             281             --
          232             150             589             --
       57,281         116,922          25,898         65,483
      257,270         445,673         247,187        251,712
      369,459         485,884         134,393        417,854
      150,673         303,960         159,631        136,755
       58,659          40,796          51,681         33,163
       59,335          78,999          69,397         52,188
-------------  --------------  --------------  -------------
    6,975,303       8,650,980       6,395,724      4,657,176
-------------  --------------  --------------  -------------
   (1,549,794)       (173,028)        (71,947)       (57,959)
-------------  --------------  --------------  -------------
    5,425,509       8,477,952       6,323,777      4,599,217
-------------  --------------  --------------  -------------
    2,732,183       2,673,116         648,758     (3,342,769)
-------------  --------------  --------------  -------------

 (218,616,947)     (2,843,956)     37,781,019    (93,471,017)

    3,141,555              --              --             --

  143,822,027    (132,810,615)    (69,887,913)    (2,618,304)
-------------  --------------  --------------  -------------
  (71,653,365)   (135,654,571)    (32,106,894)   (96,089,321)
-------------  --------------  --------------  -------------
$ (68,921,182)  $(132,981,455)   $(31,458,136)  $(99,432,090)
=============  ==============  ==============  =============

                      See Notes to Financial Statements.

                                    [GRAPHIC]



STATEMENTS OF CHANGES IN NET ASSETS


                                                          COLUMBIA ASSET ALLOCATION FUND
                                                   -------------------------------------------
                                                   PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,
                                                     2003 (A)         2002           2001
                                                   -------------  -------------  -------------
NET ASSETS AT BEGINNING OF PERIOD.................  $435,590,206  $ 626,967,716  $ 792,894,391
                                                   -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS:
 Net investment income (loss).....................     8,020,538      9,550,438     13,903,330
 Net realized gain (loss) on investments sold,
  futures contracts and foreign currency
  transactions....................................   (10,461,088)   (26,364,880)     1,779,786
 Net change in unrealized
  appreciation/depreciation of investments,
  futures contracts and foreign currency
  translations....................................    46,417,019    (54,121,169)  (131,821,300)
                                                   -------------  -------------  -------------
 Net increase (decrease) in net assets resulting
  from operations.................................    43,976,469    (70,935,611)  (116,138,184)
                                                   -------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  Class A.........................................        (4,595)          (817)        (2,052)
  Class B.........................................        (9,663)        (3,249)        (6,871)
  Class C.........................................          (640)            --             --
  Class G.........................................      (666,378)      (903,651)    (1,476,505)
  Class T.........................................    (3,230,558)    (4,182,650)    (6,945,190)
  Class Z.........................................    (4,391,025)    (3,849,053)    (6,073,932)
  BKB Shares......................................            --             --       (396,225)
 Net realized gain on investments:
  Class A.........................................            --             --         (5,350)
  Class B.........................................            --             --        (20,803)
  Class G.........................................            --             --     (4,250,364)
  Class T.........................................            --             --    (14,552,577)
  Class Z.........................................            --             --    (11,508,401)
  BKB Shares......................................            --             --       (909,701)
                                                   -------------  -------------  -------------
    Total distributions...........................    (8,302,859)    (8,939,420)   (46,147,971)
                                                   -------------  -------------  -------------

 Net increase (decrease) in net assets from share
  transactions (b)................................    (3,427,997)  (111,502,479)    (3,640,520)
                                                   -------------  -------------  -------------
 Net increase (decrease) in net assets............    32,245,613   (191,377,510)  (165,926,675)
                                                   -------------  -------------  -------------

NET ASSETS AT END OF PERIOD.......................  $467,835,819  $ 435,590,206  $ 626,967,716
                                                   =============  =============  =============

Undistributed (overdistributed) net investment
 income...........................................  $    821,590  $   1,115,554  $     (15,900)
                                                   =============  =============  =============

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 70-71.

                      See Notes to Financial Statements.

        COLUMBIA LARGE CAP GROWTH FUND               COLUMBIA DISCIPLINED VALUE FUND
----------------------------------------------  ----------------------------------------
 PERIOD ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED   YEAR ENDED    YEAR ENDED
 SEPTEMBER 30,    OCTOBER 31,     OCTOBER 31,   SEPTEMBER 30,  OCTOBER 31,   OCTOBER 31,
   2003 (A)          2002            2001         2003 (A)        2002          2001
--------------  --------------  --------------  ------------- ------------  ------------
$1,002,912,988  $1,285,373,219  $1,969,754,905   $307,743,416 $358,212,152  $422,254,399
--------------  --------------  --------------  ------------- ------------  ------------
       831,687       1,842,652      (1,397,342)     1,773,200     (831,035)     (282,497)
   (33,599,244)    (95,984,198)    (46,108,270)     3,691,251  (68,065,195)   13,619,668

   118,125,297    (145,463,165)   (532,258,353)    41,060,980  (16,740,050)  (54,919,433)
--------------  --------------  --------------  ------------- ------------  ------------
    85,357,740    (239,604,711)   (579,763,965)    46,525,431  (85,636,280)  (41,582,262)
--------------  --------------  --------------  ------------- ------------  ------------

          (123)             --              --             --           --            --
            --              --              --             --           --            --
            --              --              --             --           --            --
            --              --              --             --           --            --
            --              --              --             --           --            --
    (2,326,221)             --              --             --           --            --
            --              --              --             --           --            --
            --              --         (15,978)            --           --            --
            --              --         (51,114)            --           --            --
            --              --     (15,375,783)            --     (732,810)   (5,160,776)
            --              --     (63,514,294)            --   (4,986,255)  (37,734,664)
            --              --    (138,966,079)            --   (4,800,214)  (27,498,418)
            --              --              --             --           --            --
--------------  --------------  --------------  ------------- ------------  ------------
    (2,326,344)             --    (217,923,248)            --  (10,519,279)  (70,393,858)
--------------  --------------  --------------  ------------- ------------  ------------

  (121,172,860)    (42,855,520)    113,305,527     10,199,956   45,686,823    47,933,873
--------------  --------------  --------------  ------------- ------------  ------------
   (38,141,464)   (282,460,231)   (684,381,686)    56,725,387  (50,468,736)  (64,042,247)
--------------  --------------  --------------  ------------- ------------  ------------

$  964,771,524  $1,002,912,988  $1,285,373,219   $364,468,803 $307,743,416  $358,212,152
==============  ==============  ==============  ============= ============  ============

$      312,712  $    1,807,369  $      (35,363)  $  1,766,812 $     (8,463) $    (12,047)
==============  ==============  ==============  ============= ============  ============

                      See Notes to Financial Statements.

                                    [GRAPHIC]



STATEMENTS OF CHANGES IN NET ASSETS

                                                        COLUMBIA INTERNATIONAL EQUITY FUND
                                                   --------------------------------------------
                                                   PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                                   SEPTEMBER 30,   OCTOBER 31,     OCTOBER 31,
                                                     2003 (A)         2002            2001
                                                   -------------  -------------  --------------
NET ASSETS AT BEGINNING OF PERIOD.................  $422,189,259  $ 597,731,521  $1,067,506,793
                                                   -------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS:
 Net investment income............................     3,710,010      2,732,183       3,879,012
 Net realized gain (loss) on investments sold,
  futures contracts and foreign currency
  transactions....................................   (36,657,573)  (215,475,392)    (98,430,135)
 Net change in unrealized
  appreciation/depreciation of investments,
  futures contracts and foreign currency
  translations....................................    95,365,607    143,822,027    (210,194,962)
                                                   -------------  -------------  --------------
 Net increase (decrease) in net assets resulting
  from operations.................................    62,418,044    (68,921,182)   (304,746,085)
                                                   -------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  Class A.........................................          (309)          (158)           (260)
  Class B.........................................           (51)        (3,271)         (4,995)
  Class C.........................................            (1)            --              --
  Class G.........................................            --        (46,997)        (70,210)
  Class T.........................................      (276,228)    (1,161,415)     (1,684,989)
  Class Z.........................................    (4,085,135)   (10,992,572)    (16,835,007)
  BKB Shares......................................            --             --        (286,675)
 In excess of net investment income:
  Class A.........................................            --             --              --
  Class T.........................................            --             --              --
  Class Z.........................................            --             --              --
  BKB Shares......................................            --             --              --
 Net realized gain on investments:
  Class A.........................................            --             --          (1,655)
  Class B.........................................            --             --         (56,692)
  Class C.........................................            --             --              --
  Class G.........................................            --             --        (987,868)
  Class T.........................................            --             --     (12,341,722)
  Class Z.........................................            --             --    (100,878,940)
  BKB Shares......................................            --             --      (1,816,794)
                                                   -------------  -------------  --------------
    Total distributions...........................    (4,361,724)   (12,204,413)   (134,965,807)
                                                   -------------  -------------  --------------

 Net increase (decrease) in net assets from share
  transactions (b)................................   (85,661,095)   (94,416,667)    (30,063,380)
                                                   -------------  -------------  --------------
 Net increase (decrease) in net assets............   (27,604,775)  (175,542,262)   (469,775,272)
                                                   -------------  -------------  --------------

NET ASSETS AT END OF PERIOD.......................  $394,584,484  $ 422,189,259  $  597,731,521
                                                   =============  =============  ==============

Undistributed (overdistributed) net investment
 income...........................................  $  2,905,261  $   4,356,476  $   10,687,150
                                                   =============  =============  ==============

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 72-73.

                      See Notes to Financial Statements.

        COLUMBIA LARGE CAP CORE FUND                    COLUMBIA SMALL CAP FUND
--------------------------------------------  ------------------------------------------
PERIOD ENDED    YEAR ENDED      YEAR ENDED     PERIOD ENDED    YEAR ENDED    YEAR ENDED
SEPTEMBER 30,   OCTOBER 31,     OCTOBER 31,    SEPTEMBER 30,   OCTOBER 31,   OCTOBER 31,
  2003 (A)         2002            2001          2003 (A)         2002          2001
-------------  -------------  --------------  --------------  ------------  ------------
$ 552,242,992  $ 768,866,020  $1,095,445,939  $  610,202,895  $531,489,622  $423,356,265
-------------  -------------  --------------  --------------  ------------  ------------
    2,795,356      2,673,116       2,659,071         279,754       648,758     1,840,867
  (16,524,653)    (2,843,956)     39,931,530      36,226,379    37,781,019    53,226,917

   50,850,870   (132,810,615)   (189,931,026)    154,698,131   (69,887,913)   (2,778,817)
-------------  -------------  --------------  --------------  ------------  ------------
   37,121,573   (132,981,455)   (147,340,425)    191,204,264   (31,458,136)   52,288,967
-------------  -------------  --------------  --------------  ------------  ------------

      (17,426)           (64)           (315)             --            --          (513)
          (86)            --              --              --            --            --
          (41)            --              --              --            --            --
      (34,472)            --              --              --            --            --
     (811,898)      (264,222)       (235,448)             --            --       (84,064)
   (2,057,027)    (2,074,328)     (2,181,328)       (450,747)     (445,097)   (2,033,130)
           --             --        (448,110)             --            --            --
           --             --              (1)             --            --            --
           --             --            (394)             --            --            --
           --             --          (3,648)             --            --            --
           --             --            (749)             --            --            --
           --         (2,049)        (12,164)        (23,427)      (12,287)      (24,661)
           --         (3,781)        (10,153)        (27,700)      (17,051)      (22,464)
           --             --              --          (2,462)           --            --
           --     (1,681,983)     (4,830,743)       (479,909)     (532,460)     (380,522)
           --     (8,851,728)    (16,777,149)     (5,982,965)   (9,651,542)  (11,275,912)
           --    (15,146,836)    (51,792,877)    (25,553,703)  (37,414,810)  (43,697,192)
           --             --     (10,483,566)             --            --            --
-------------  -------------  --------------  --------------  ------------  ------------
   (2,920,950)   (28,024,991)    (86,776,645)    (32,520,913)  (48,073,247)  (57,518,458)
-------------  -------------  --------------  --------------  ------------  ------------

 (171,845,720)   (55,616,582)    (92,462,849)    246,841,891   158,244,656   113,362,848
-------------  -------------  --------------  --------------  ------------  ------------
 (137,645,097)  (216,623,028)   (326,579,919)    405,525,242    78,713,273   108,133,357
-------------  -------------  --------------  --------------  ------------  ------------

$ 414,597,895  $ 552,242,992  $  768,866,020  $1,015,728,137  $610,202,895  $531,489,622
=============  =============  ==============  ==============  ============  ============

$     193,079  $     319,232  $      (14,776) $      214,302  $     80,108  $    136,358
=============  =============  ==============  ==============  ============  ============

                      See Notes to Financial Statements.

                                    [GRAPHIC]



STATEMENTS OF CHANGES IN NET ASSETS

                                                        COLUMBIA SMALL COMPANY EQUITY FUND
                                                   -------------------------------------------
                                                   PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,
                                                     2003 (A)         2002           2001
                                                   -------------  -------------  -------------
NET ASSETS AT BEGINNING OF PERIOD.................  $284,062,086  $ 417,936,684  $ 566,942,273
                                                   -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS:
 Net investment loss..............................    (3,035,547)    (3,342,769)    (3,141,421)
 Net realized loss on investments sold............      (200,156)   (93,471,017)    (7,837,951)
 Net change in unrealized
  appreciation/depreciation of investments........    77,738,196     (2,618,304)   (74,616,004)
                                                   -------------  -------------  -------------
 Net increase (decrease) in net assets resulting
  from operations.................................    74,502,493    (99,432,090)   (85,595,376)
                                                   -------------  -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain on investments:
  Class G.........................................            --             --     (3,049,295)
  Class T.........................................            --             --    (17,106,422)
  Class Z.........................................            --             --    (63,711,563)
 In excess of net realized gains:
  Class G.........................................            --             --            (77)
  Class T.........................................            --             --           (430)
  Class Z.........................................            --             --         (1,604)
                                                   -------------  -------------  -------------
    Total distributions...........................            --             --    (83,869,391)
                                                   -------------  -------------  -------------

 Net increase (decrease) in net assets from share
  transactions (b)................................     9,112,934    (34,442,508)    20,459,178
                                                   -------------  -------------  -------------
 Net increase (decrease) in net assets............    83,615,427   (133,874,598)  (149,005,589)
                                                   -------------  -------------  -------------

NET ASSETS AT END OF PERIOD.......................  $367,677,513  $ 284,062,086  $ 417,936,684
                                                   =============  =============  =============

Accumulated net investment loss...................  $     (8,888) $      (7,647) $      (8,638)
                                                   =============  =============  =============

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on page 74.

                      See Notes to Financial Statements.

  -----------------------------------------------------------------------------



                      This page left blank intentionally

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

                                                                                      COLUMBIA ASSET ALLOCATION FUND (A)
                                                                                 -------------------------------------------
                                                                                 PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                                                 SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,
                                                                                   2003 (B)         2002           2001
                                                                                 -------------  -------------  -------------
SHARE TRANSACTIONS:
Class A:
 Net proceeds from sales of shares.............................................. $   1,246,966  $       1,942  $          --
 Issued to shareholders in reinvestment of dividends............................         4,381            643          7,161
 Cost of shares repurchased.....................................................      (105,877)       (12,593)      (112,229)
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $   1,145,470  $     (10,008) $    (105,068)
                                                                                 -------------  -------------  -------------
Class B:
 Net proceeds from sales of shares.............................................. $   2,371,280  $       2,002  $      14,315
 Issued to shareholders in reinvestment of dividends............................         8,683          3,147         25,671
 Cost of shares repurchased.....................................................      (219,790)       (69,201)       (69,787)
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $   2,160,173  $     (64,052) $     (29,801)
                                                                                 -------------  -------------  -------------
Class C:
 Net proceeds from sales of shares.............................................. $     208,308  $          --  $          --
 Issued to shareholders in reinvestment of dividends............................           520             --             --
 Cost of shares repurchased.....................................................       (32,872)            --             --
                                                                                 -------------  -------------  -------------
   Net increase................................................................. $     175,956  $          --  $          --
                                                                                 -------------  -------------  -------------
Class G:
 Net proceeds from sales of shares.............................................. $     796,644  $   4,078,242  $  20,309,535
 Issued in connection with acquisition (Note 1).................................            --             --     21,567,910
 Issued to shareholders in reinvestment of dividends............................       643,841        882,934      5,623,687
 Cost of shares repurchased.....................................................   (23,798,027)   (24,005,581)   (23,960,181)
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $ (22,357,542) $ (19,044,405) $  23,540,951
                                                                                 -------------  -------------  -------------
Class T:
 Net proceeds from sales of shares.............................................. $  12,980,478  $  23,448,832  $  48,027,653
 Issued in connection with acquisition (Note 1).................................            --             --      6,080,855
 Issued due to conversion of BKB Shares into Retail A Shares....................            --             --     19,482,815
 Issued to shareholders in reinvestment of dividends............................     3,138,892      4,060,095     21,107,073
 Cost of shares repurchased.....................................................   (39,894,205)   (82,540,616)  (100,598,755)
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $ (23,774,835) $ (55,031,689) $  (5,900,359)
                                                                                 -------------  -------------  -------------
Class Z:
 Net proceeds from sales of shares.............................................. $  21,698,761  $  38,817,973  $  50,389,058
 Issued in connection with acquisition (Note 1).................................   127,523,327             --     16,819,647
 Issued to shareholders in reinvestment of dividends............................     3,688,536      3,482,666     16,290,648
 Cost of shares repurchased.....................................................  (113,687,843)   (79,652,964)   (84,341,533)
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $  39,222,781  $ (37,352,325) $    (842,180)
                                                                                 -------------  -------------  -------------
BKB:
 Net proceeds from sales of shares.............................................. $          --  $          --  $     489,766
 Issued to shareholders in reinvestment of dividends............................            --             --      1,273,752
 Redeemed from shareholders due to conversion of BKB shares into Retail A shares            --             --    (19,482,815)
 Cost of shares repurchased.....................................................            --             --     (2,584,766)
                                                                                 -------------  -------------  -------------
   Net decrease................................................................. $          --  $          --  $ (20,304,063)
                                                                                 -------------  -------------  -------------
 Total share transactions....................................................... $  (3,427,997) $(111,502,479) $  (3,640,520)
                                                                                 -------------  -------------  -------------

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) Effective November 18, 2002, the Galaxy Asset Allocation Fund Prime A, Prime B, Retail A and Trust shares were reorganized as Liberty Asset Allocation Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Asset Allocation Fund was renamed Columbia Asset Allocation Fund.
(c) Effective November 18, 2002, the Galaxy Equity Growth Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Equity Growth Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Equity Growth Fund was renamed Columbia Large Cap Growth Fund.
(d) Effective November 25, 2002, the Galaxy Equity Value Fund Retail B, Retail A and Trust shares were reorganized as Liberty Equity Value Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Equity Value Fund was renamed Columbia Disciplined Value Fund.

                      See Notes to Financial Statements.

     COLUMBIA LARGE CAP GROWTH FUND (A)         COLUMBIA DISCIPLINED VALUE FUND (A)
-------------------------------------------  -----------------------------------------
PERIOD ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED
SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,   OCTOBER 31,
  2003 (C)         2002           2001         2003 (D)         2002          2001
-------------  -------------  -------------  -------------  ------------  ------------
$   2,227,933  $      14,224  $     892,428   $  2,488,497  $         --  $         --
          122             --         15,978             --            --            --
     (418,221)      (561,125)      (137,373)    (1,646,171)           --            --
-------------  -------------  -------------  -------------  ------------  ------------
$   1,809,834  $    (546,901) $     771,033   $    842,326  $         --  $         --
-------------  -------------  -------------  -------------  ------------  ------------
$   1,201,742  $       1,377  $       3,500   $    490,115  $         --  $         --
           --             --         45,459             --            --            --
     (445,675)       (52,491)            --       (170,281)           --            --
-------------  -------------  -------------  -------------  ------------  ------------
$     756,067  $     (51,114) $      48,959   $    319,834  $         --  $         --
-------------  -------------  -------------  -------------  ------------  ------------
$     875,203  $          --  $          --   $    342,474  $         --  $         --
           --             --             --             --            --            --
     (386,398)            --             --       (326,333)           --            --
-------------  -------------  -------------  -------------  ------------  ------------
$     488,805  $          --  $          --   $     16,141  $         --  $         --
-------------  -------------  -------------  -------------  ------------  ------------
$   2,112,439  $   7,699,620  $  30,066,768   $    227,695  $  1,530,736  $  4,071,006
           --             --             --             --            --            --
           --             --     15,235,587             --       730,490     5,141,394
  (16,470,137)   (18,399,523)   (26,227,706)    (7,910,003)   (5,357,577)   (5,623,251)
-------------  -------------  -------------  -------------  ------------  ------------
$ (14,357,698) $ (10,699,903) $  19,074,649   $ (7,682,308) $ (3,096,351) $  3,589,149
-------------  -------------  -------------  -------------  ------------  ------------
$  26,623,304  $  62,313,532  $ 224,465,114   $  7,479,651  $ 18,997,313  $ 37,099,468
           --             --             --             --            --            --
           --             --             --             --            --            --
          186             --     62,411,946             --     4,923,064    37,198,253
  (50,338,825)  (109,994,675)  (291,984,912)   (19,161,516)  (42,048,389)  (61,581,115)
-------------  -------------  -------------  -------------  ------------  ------------
$ (23,715,335) $ (47,681,143) $  (5,107,852)  $(11,681,865) $(18,128,012) $ 12,716,606
-------------  -------------  -------------  -------------  ------------  ------------
$ 145,302,438  $ 208,441,606  $ 205,814,820   $ 85,258,557  $103,359,201  $ 39,946,927
           --             --             --             --            --            --
    1,331,752             --    113,017,574             --     3,849,192    21,402,198
 (232,788,723)  (192,318,065)  (220,313,656)   (56,872,729)  (40,297,207)  (29,721,007)
-------------  -------------  -------------  -------------  ------------  ------------
$ (86,154,533) $  16,123,541  $  98,518,738   $ 28,385,828  $ 66,911,186  $ 31,628,118
-------------  -------------  -------------  -------------  ------------  ------------
$          --  $          --  $          --   $         --  $         --  $         --
           --             --             --             --            --            --
           --             --             --             --            --            --
           --             --             --             --            --            --
-------------  -------------  -------------  -------------  ------------  ------------
$          --  $          --  $          --   $         --  $         --  $         --
-------------  -------------  -------------  -------------  ------------  ------------
$(121,172,860) $ (42,855,520) $ 113,305,527   $ 10,199,956  $ 45,686,823  $ 47,933,873
-------------  -------------  -------------  -------------  ------------  ------------


                      See Notes to Financial Statements.

                                                                                    COLUMBIA INTERNATIONAL EQUITY FUND (A)
                                                                                 -------------------------------------------
                                                                                 PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                                                 SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,
                                                                                   2003 (B)         2002           2001
                                                                                 -------------  -------------  -------------
SHARE TRANSACTIONS:
Class A:
 Net proceeds from sales of shares.............................................. $   3,760,494  $         500  $          --
 Issued in connection with acquisition (Note 1).................................            --             --             --
 Issued to shareholders in reinvestment of dividends............................            80            158          1,915
 Cost of shares repurchased.....................................................    (3,639,588)          (773)            --
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $     120,986  $        (115) $       1,915
                                                                                 -------------  -------------  -------------
Class B:
 Net proceeds from sales of shares.............................................. $     632,499  $          --  $       2,100
 Issued to shareholders in reinvestment of dividends............................            47            904         16,937
 Cost of shares repurchased.....................................................      (459,615)      (169,123)       (13,493)
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $     172,931  $    (168,219) $       5,544
                                                                                 -------------  -------------  -------------
Class C:
 Net proceeds from sales of shares.............................................. $   1,296,905  $          --  $          --
 Issued to shareholders in reinvestment of dividends............................            --             --             --
 Cost of shares repurchased.....................................................    (1,299,758)            --             --
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $      (2,853) $          --  $          --
                                                                                 -------------  -------------  -------------
Class G:
 Net proceeds from sales of shares.............................................. $      69,394  $     335,436  $   1,629,545
 Issued in connection with acquisition (Note 1).................................            --             --      2,207,507
 Issued to shareholders in reinvestment of dividends............................            --         46,346      1,052,540
 Cost of shares repurchased.....................................................      (731,060)    (1,400,567)    (2,081,802)
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $    (661,666) $  (1,018,785) $   2,807,790
                                                                                 -------------  -------------  -------------
Class T:
 Net proceeds from sales of shares.............................................. $  60,584,311  $ 393,268,992  $ 457,655,718
 Issued in connection with acquisition (Note 1).................................            --             --        564,146
 Issued due to conversion of BKB Shares into Retail A Shares....................            --             --      9,944,253
 Issued to shareholders in reinvestment of dividends............................       267,640      1,067,845     13,640,281
 Cost of shares repurchased.....................................................   (68,028,146)  (410,600,585)  (491,953,070)
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $  (7,176,195) $ (16,263,748) $ (10,148,672)
                                                                                 -------------  -------------  -------------
Class Z:
 Net proceeds from sales of shares.............................................. $ 159,741,174  $ 559,110,349  $ 794,687,296
 Issued in connection with acquisition (Note 1).................................            --             --     23,332,872
 Issued to shareholders in reinvestment of dividends............................     1,158,531      3,916,708     77,315,445
 Cost of shares repurchased.....................................................  (239,061,805)  (639,992,857)  (897,181,775)
 Redemption fees................................................................        47,802             --             --
                                                                                 -------------  -------------  -------------
   Net increase (decrease)...................................................... $ (78,114,298) $ (76,965,800) $  (1,846,162)
                                                                                 -------------  -------------  -------------
BKB:
 Net proceeds from sales of shares.............................................. $          --  $          --  $  41,608,701
 Issued to shareholders in reinvestment of dividends............................            --             --      1,943,229
 Redeemed from shareholders due to conversion of BKB shares into Retail A shares            --             --     (9,944,253)
 Cost of shares repurchased.....................................................            --             --    (54,491,472)
                                                                                 -------------  -------------  -------------
   Net decrease................................................................. $          --  $          --  $ (20,883,795)
                                                                                 -------------  -------------  -------------
 Total share transactions....................................................... $ (85,661,095) $ (94,416,667) $ (30,063,380)
                                                                                 -------------  -------------  -------------

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) Effective November 18, 2002, the Galaxy International Equity Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty International Equity Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty International Equity Fund was renamed Columbia International Equity Fund.
(c) Effective December 9, 2002, the Galaxy Large Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Large Cap Core Fund (formerly known as Galaxy Growth & Income Fund) Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Large Cap Core Fund was renamed Columbia Large Cap Core Fund.
(d) Effective November 18, 2002, the Galaxy Small Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Small Cap Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Small Cap Fund was renamed Columbia Small Cap Fund.

                      See Notes to Financial Statements.

      COLUMBIA LARGE CAP CORE FUND (A)               COLUMBIA SMALL CAP FUND (A)
-------------------------------------------  ------------------------------------------
PERIOD ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,   SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,
  2003 (C)         2002           2001         2003 (D)         2002           2001
-------------  -------------  -------------  -------------  -------------  ------------
$   1,379,676  $         128  $       7,957  $  58,433,179  $     157,443  $      9,047
    6,454,752             --             --             --             --            --
       16,670            466          8,801         21,912          9,710        21,966
     (794,588)       (40,839)       (86,157)    (5,358,656)      (105,884)      (48,965)
-------------  -------------  -------------  -------------  -------------  ------------
$   7,056,510  $     (40,245) $     (69,399) $  53,096,435  $      61,269  $    (17,952)
-------------  -------------  -------------  -------------  -------------  ------------
$   1,730,382  $          --  $       2,000  $  10,430,015  $     132,259  $     53,271
           86          3,106          8,178         26,282         17,051        22,464
      (85,754)       (31,132)            --       (373,156)       (33,156)      (46,856)
-------------  -------------  -------------  -------------  -------------  ------------
$   1,644,714  $     (28,026) $      10,178  $  10,083,141  $     116,154  $     28,879
-------------  -------------  -------------  -------------  -------------  ------------
$     332,435  $          --  $          --  $  12,200,290  $          --  $         --
           41             --             --          2,361             --            --
     (121,881)            --             --       (147,824)            --            --
-------------  -------------  -------------  -------------  -------------  ------------
$     210,595  $          --  $          --  $  12,054,827  $          --  $         --
-------------  -------------  -------------  -------------  -------------  ------------
$     449,389  $   1,998,005  $   7,153,100  $     350,209  $   6,235,998  $  2,851,277
   12,420,359             --             --             --             --            --
       30,905      1,654,365      4,758,948        465,333        526,290       380,405
  (18,640,817)   (10,728,602)   (10,850,048)    (1,269,029)    (1,509,331)     (684,865)
-------------  -------------  -------------  -------------  -------------  ------------
$  (5,740,164) $  (7,076,232) $   1,062,000  $    (453,487) $   5,252,957  $  2,546,817
-------------  -------------  -------------  -------------  -------------  ------------
$  15,776,849  $  33,029,033  $  35,131,721  $  28,267,215  $  92,202,077  $ 53,311,823
           --             --             --             --             --            --
           --             --    118,837,612             --             --            --
      836,757      8,936,751     16,812,314      5,680,741      9,395,064    11,293,714
  (29,879,271)   (70,008,875)   (66,366,743)   (38,209,114)   (70,792,166)  (51,058,276)
-------------  -------------  -------------  -------------  -------------  ------------
$ (13,265,665) $ (28,043,091) $ 104,414,904  $  (4,261,158) $  30,804,975  $ 13,547,261
-------------  -------------  -------------  -------------  -------------  ------------
$  34,099,883  $ 100,632,122  $  55,468,386  $ 320,832,302  $ 283,345,487  $143,056,098
   69,340,646             --             --             --             --            --
      913,137     15,587,396     50,443,293     18,622,287     28,972,951    36,272,339
 (266,105,376)  (136,648,506)  (182,356,143)  (163,132,456)  (190,309,137)  (82,070,594)
           --             --             --             --             --            --
-------------  -------------  -------------  -------------  -------------  ------------
$(161,751,710) $ (20,428,988) $ (76,444,464) $ 176,322,133  $ 122,009,301  $ 97,257,843
-------------  -------------  -------------  -------------  -------------  ------------
$          --  $          --  $   3,961,644  $          --  $          --  $         --
           --             --     10,554,032             --             --            --
           --             --   (118,837,612)            --             --            --
           --             --    (17,114,132)            --             --            --
-------------  -------------  -------------  -------------  -------------  ------------
$          --  $          --  $(121,436,068) $          --  $          --  $         --
-------------  -------------  -------------  -------------  -------------  ------------
$(171,845,720) $ (55,616,582) $ (92,462,849) $ 246,841,891  $ 158,244,656  $113,362,848
-------------  -------------  -------------  -------------  -------------  ------------

                      See Notes to Financial Statements.

                                                        COLUMBIA SMALL COMPANY EQUITY FUND (A)
                                                     -------------------------------------------
                                                     PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                     SEPTEMBER 30,   OCTOBER 31,    OCTOBER 31,
                                                       2003 (B)         2002           2001
                                                     -------------  -------------  -------------
SHARE TRANSACTIONS:
Class A:
 Net proceeds from sales of shares..................  $    619,478  $          --  $          --
 Cost of shares repurchased.........................      (248,570)            --             --
                                                     -------------  -------------  -------------
   Net increase.....................................  $    370,908  $          --  $          --
                                                     -------------  -------------  -------------
Class B:
 Net proceeds from sales of shares..................  $    207,848  $          --  $          --
 Cost of shares repurchased.........................        (5,872)            --             --
                                                     -------------  -------------  -------------
   Net increase.....................................  $    201,976  $          --  $          --
                                                     -------------  -------------  -------------
Class C:
 Net proceeds from sales of shares..................  $    187,755  $          --  $          --
 Cost of shares repurchased.........................      (127,847)            --             --
                                                     -------------  -------------  -------------
   Net increase.....................................  $     59,908  $          --  $          --
                                                     -------------  -------------  -------------
Class G:
 Net proceeds from sales of shares..................  $    176,262  $   5,343,587  $   7,421,851
 Issued to shareholders in reinvestment of dividends            --             --      3,020,198
 Cost of shares repurchased.........................    (4,494,902)    (7,654,692)    (7,858,471)
                                                     -------------  -------------  -------------
   Net increase (decrease)..........................  $ (4,318,640) $  (2,311,105) $   2,583,578
                                                     -------------  -------------  -------------
Class T:
 Net proceeds from sales of shares..................  $ 19,278,621  $ 103,731,584  $ 689,682,230
 Issued to shareholders in reinvestment of dividends            --             --     16,837,169
 Cost of shares repurchased.........................   (23,497,418)  (111,618,506)  (715,283,845)
                                                     -------------  -------------  -------------
   Net decrease.....................................  $ (4,218,797) $  (7,886,922) $  (8,764,446)
                                                     -------------  -------------  -------------
Class Z:
 Net proceeds from sales of shares..................  $107,075,672  $  81,621,271  $ 143,277,283
 Issued to shareholders in reinvestment of dividends            --             --     45,358,533
 Cost of shares repurchased.........................   (90,058,093)  (105,865,752)  (161,995,770)
                                                     -------------  -------------  -------------
   Net increase (decrease)..........................  $ 17,017,579  $ (24,244,481) $  26,640,046
                                                     -------------  -------------  -------------
 Total share transactions...........................  $  9,112,934  $ (34,442,508) $  20,459,178
                                                     -------------  -------------  -------------

---------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) Effective November 18, 2002, the Galaxy Small Company Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Small Company Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Small Company Equity Fund was renamed Columbia Small Company Equity Fund.

                      See Notes to Financial Statements.

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                      This page left blank intentionally

                                                                                    COLUMBIA ASSET ALLOCATION FUND (A)
                                                                                 ---------------------------------------
                                                                                 PERIOD ENDED   YEAR ENDED   YEAR ENDED
                                                                                 SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
                                                                                   2003 (B)        2002         2001
                                                                                 -------------  -----------  -----------
OTHER INFORMATION:
SHARE TRANSACTIONS:
Class A:
 Sold...........................................................................        90,623          153           --
 Issued to shareholders in reinvestment of dividends............................           313           46          421
 Repurchased....................................................................        (7,781)        (877)      (6,350)
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................        83,155         (678)      (5,929)
                                                                                 -------------  -----------  -----------
Class B:
 Sold...........................................................................       175,332          132          880
 Issued to shareholders in reinvestment of dividends............................           641          226        1,517
 Repurchased....................................................................       (16,090)      (4,930)      (4,371)
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................       159,883       (4,572)      (1,974)
                                                                                 -------------  -----------  -----------
Class C:
 Sold...........................................................................        15,733           --           --
 Issued to shareholders in reinvestment of dividends............................            38           --           --
 Repurchased....................................................................        (2,404)          --           --
                                                                                 -------------  -----------  -----------
   Net increase in shares outstanding...........................................        13,367           --           --
                                                                                 -------------  -----------  -----------
Class G:
 Sold...........................................................................        60,925      280,333    1,211,823
 Issued in connection with acquisition..........................................            --           --    1,384,061
 Issued to shareholders in reinvestment of dividends............................        49,383       63,424      333,600
 Repurchased....................................................................    (1,779,909)  (1,754,424)  (1,474,970)
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................    (1,669,601)  (1,410,667)   1,454,514
                                                                                 -------------  -----------  -----------
Class T:
 Sold...........................................................................       948,459    1,681,657    2,859,149
 Issued in connection with acquisition..........................................            --           --      389,256
 Issued due to conversion of BKB Shares into Retail A Shares....................            --           --    1,210,607
 Issued to shareholders in reinvestment of dividends............................       238,021      287,807    1,253,777
 Repurchased....................................................................    (3,052,027)  (5,963,835)  (6,103,993)
                                                                                 -------------  -----------  -----------
   Net decrease in shares outstanding...........................................    (1,865,547)  (3,994,371)    (391,204)
                                                                                 -------------  -----------  -----------
Class Z:
 Sold...........................................................................     1,650,315    2,688,275    3,043,101
 Issued in connection with acquisition..........................................     9,749,490           --    1,077,072
 Issued to shareholders in reinvestment of dividends............................       279,463      246,822      969,770
 Repurchased....................................................................    (8,860,695)  (5,622,405)  (5,157,418)
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................     2,818,573   (2,687,308)     (67,475)
                                                                                 -------------  -----------  -----------
BKB:
 Sold...........................................................................            --           --       28,583
 Issued to shareholders in reinvestment of dividends............................            --           --       74,743
 Redeemed from shareholders due to conversion of BKB shares into Retail A shares            --           --   (1,210,607)
 Repurchased....................................................................            --           --     (152,216)
                                                                                 -------------  -----------  -----------
   Net decrease.................................................................            --           --   (1,259,497)
                                                                                 -------------  -----------  -----------

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) Effective November 25, 2002, the Galaxy Asset Allocation Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Asset Allocation Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Asset Allocation Fund was renamed Columbia Asset Allocation Fund.
(c) Effective November 18, 2002, the Galaxy Equity Growth Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Equity Growth Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Equity Growth Fund was renamed Columbia Large Cap Growth Fund.
(d) Effective November 25, 2002, the Galaxy Equity Value Fund Retail B, Retail A and Trust shares were reorganized as Liberty Equity Value Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Equity Value Fund was renamed Columbia Disciplined Value Fund.

                      See Notes to Financial Statements.

   COLUMBIA LARGE CAP GROWTH FUND (A)      COLUMBIA DISCIPLINED VALUE FUND (A)
---------------------------------------  ---------------------------------------
PERIOD ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
  2003 (C)        2002         2001        2003 (D)        2002         2001
-------------  -----------  -----------  -------------  -----------  -----------
      127,594          675       34,627        245,472           --           --
            8           --          611             --           --           --
      (23,849)     (31,158)      (5,651)      (163,507)          --           --
-------------  -----------  -----------  -------------  -----------  -----------
      103,753      (30,483)      29,587         81,965           --           --
-------------  -----------  -----------  -------------  -----------  -----------
       73,152           76          151         48,835           --           --
           --           --        1,764             --           --           --
      (26,733)      (2,768)          --        (16,616)          --           --
-------------  -----------  -----------  -------------  -----------  -----------
       46,419       (2,692)       1,915         32,219           --           --
-------------  -----------  -----------  -------------  -----------  -----------
       53,880           --           --         34,288           --           --
           --           --           --             --           --           --
      (23,002)          --           --        (32,040)          --           --
-------------  -----------  -----------  -------------  -----------  -----------
       30,878           --           --          2,248           --           --
-------------  -----------  -----------  -------------  -----------  -----------
      137,178      402,662    1,257,990         23,830      122,965      298,379
           --           --           --             --           --           --
           --           --      606,518             --       56,061      410,327
   (1,043,026)  (1,070,412)  (1,126,099)      (791,814)    (485,678)    (405,795)
-------------  -----------  -----------  -------------  -----------  -----------
     (905,848)    (667,750)     738,409       (767,984)    (306,652)     302,911
-------------  -----------  -----------  -------------  -----------  -----------
    1,601,558    3,309,526   10,011,248        712,384    1,461,025    2,642,352
           --           --           --             --           --           --
           --           --           --             --           --           --
           12           --    2,386,682             --      365,484    2,894,804
   (3,101,612)  (5,906,627) (12,790,442)    (1,921,056)  (3,436,236)  (4,389,281)
-------------  -----------  -----------  -------------  -----------  -----------
   (1,500,042)  (2,597,101)    (392,512)    (1,208,672)  (1,609,727)   1,147,875
-------------  -----------  -----------  -------------  -----------  -----------
    8,605,204   10,670,158    8,513,337      8,245,789    8,229,129    2,891,310
           --           --           --             --           --           --
       83,287           --    4,275,798             --      281,992    1,650,131
  (14,044,860) (10,051,097)  (9,063,571)    (5,518,932)  (3,316,907)  (2,124,380)
-------------  -----------  -----------  -------------  -----------  -----------
   (5,356,369)     619,061    3,725,564      2,726,857    5,194,214    2,417,061
-------------  -----------  -----------  -------------  -----------  -----------
           --           --           --             --           --           --
           --           --           --             --           --           --
           --           --           --             --           --           --
           --           --           --             --           --           --
-------------  -----------  -----------  -------------  -----------  -----------
           --           --           --             --           --           --
-------------  -----------  -----------  -------------  -----------  -----------

                                                                                  COLUMBIA INTERNATIONAL EQUITY FUND (A)
                                                                                 ---------------------------------------
                                                                                 PERIOD ENDED   YEAR ENDED   YEAR ENDED
                                                                                 SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
                                                                                   2003 (B)        2002         2001
                                                                                 -------------  -----------  -----------
OTHER INFORMATION:
SHARE TRANSACTIONS:
Class A:
 Sold...........................................................................       365,782           43           --
 Issued in connection with acquisition..........................................            --           --           --
 Issued to shareholders in reinvestment of dividends............................             9           14          118
 Repurchased....................................................................      (341,913)         (79)          --
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................        23,878          (22)         118
                                                                                 -------------  -----------  -----------
Class B:
 Sold...........................................................................        63,174           --          125
 Issued to shareholders in reinvestment of dividends............................             5           79        1,055
 Repurchased....................................................................       (45,848)     (19,410)        (933)
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................        17,331      (19,331)         247
                                                                                 -------------  -----------  -----------
Class C:
 Sold...........................................................................       136,603           --           --
 Issued to shareholders in reinvestment of dividends............................            --           --           --
 Repurchased....................................................................      (136,000)          --           --
                                                                                 -------------  -----------  -----------
   Net increase in shares outstanding...........................................           603           --           --
                                                                                 -------------  -----------  -----------
Class G:
 Sold...........................................................................         7,418       29,664      107,868
 Issued in connection with acquisition..........................................            --           --      176,305
 Issued to shareholders in reinvestment of dividends............................            --        4,075       65,833
 Repurchased....................................................................       (77,285)    (130,389)    (147,402)
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................       (69,867)     (96,650)     202,604
                                                                                 -------------  -----------  -----------
Class T:
 Sold...........................................................................     6,604,035   36,599,906   32,169,655
 Issued in connection with acquisition..........................................            --           --       44,686
 Issued due to conversion of BKB Shares into Retail A Shares....................            --           --      751,652
 Issued to shareholders in reinvestment of dividends............................        29,476       93,635      846,508
 Repurchased....................................................................    (7,380,277) (37,921,896) (34,113,006)
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................      (746,766)  (1,228,355)    (300,505)
                                                                                 -------------  -----------  -----------
Class Z:
 Sold...........................................................................    16,739,214   51,501,696   54,591,893
 Issued in connection with acquisition..........................................            --           --    1,816,673
 Issued to shareholders in reinvestment of dividends............................       125,382      339,109    4,703,338
 Repurchased....................................................................   (25,020,075) (58,357,513) (61,168,058)
                                                                                 -------------  -----------  -----------
   Net increase (decrease) in shares outstanding................................    (8,155,479)  (6,516,708)     (56,154)
                                                                                 -------------  -----------  -----------
BKB:
 Sold...........................................................................            --           --    2,516,461
 Issued to shareholders in reinvestment of dividends............................            --           --      118,723
 Redeemed from shareholders due to conversion of BKB shares into Retail A shares            --           --     (740,883)
 Repurchased....................................................................            --           --   (3,203,149)
                                                                                 -------------  -----------  -----------
   Net decrease.................................................................            --           --   (1,308,848)
                                                                                 -------------  -----------  -----------

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) Effective November 18, 2002, the Galaxy International Equity Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty International Equity Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty International Equity Fund was renamed Columbia International Equity Fund.
(c) Effective December 9, 2002, the Galaxy Large Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Large Cap Core Fund (formerly known as Galaxy Growth & Income Fund) Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Large Cap Core Fund was renamed Columbia Large Cap Core Fund.
(d) Effective November 18, 2002, the Galaxy Small Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Small Cap Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Small Cap Fund was renamed Columbia Small Cap Fund.

                      See Notes to Financial Statements.

    COLUMBIA LARGE CAP CORE FUND (A)           COLUMBIA SMALL CAP FUND (A)
---------------------------------------  ---------------------------------------
PERIOD ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
  2003 (C)        2002         2001        2003 (D)        2002         2001
-------------  -----------  -----------  -------------  -----------  -----------
      126,227           10          559      4,098,552       11,215          651
      621,521           --           --             --           --           --
        1,676           35          606          1,737          683        1,735
      (76,403)      (3,221)      (5,980)      (360,646)      (7,291)      (3,583)
-------------  -----------  -----------  -------------  -----------  -----------
      673,021       (3,176)      (4,815)     3,739,643        4,607       (1,197)
-------------  -----------  -----------  -------------  -----------  -----------
      162,123           --          147        756,403        9,728        3,871
            9          237          567          2,142        1,222        1,799
       (8,016)      (3,283)          --        (27,618)      (2,347)      (3,282)
-------------  -----------  -----------  -------------  -----------  -----------
      154,116       (3,046)         714        730,927        8,603        2,388
-------------  -----------  -----------  -------------  -----------  -----------
       32,690           --           --        869,296           --           --
            4           --           --            192           --           --
      (12,351)          --           --        (11,707)          --           --
-------------  -----------  -----------  -------------  -----------  -----------
       20,343           --           --        857,781           --           --
-------------  -----------  -----------  -------------  -----------  -----------
       44,266      162,505      499,029         28,276      429,423      202,735
    1,226,272           --           --           --             --           --
        3,352      126,869      331,865         38,236       38,027       30,628
   (1,816,170)    (973,850)    (761,745)       (99,176)    (111,919)     (49,611)
-------------  -----------  -----------  -------------  -----------  -----------
     (542,280)    (684,476)      69,149        (32,664)     355,531      183,752
-------------  -----------  -----------  -------------  -----------  -----------
    1,495,379    2,708,325    2,417,059      2,163,625    6,479,808    3,777,423
           --           --           --           --             --           --
           --           --    8,244,790           --             --           --
       82,213      675,947    1,160,649        453,371      665,372      898,744
   (2,878,020)  (5,908,323)  (4,642,681)    (2,947,006)  (5,121,259)  (3,637,690)
-------------  -----------  -----------  -------------  -----------  -----------
   (1,300,428)  (2,524,051)   7,179,817       (330,010)   2,023,921    1,038,477
-------------  -----------  -----------  -------------  -----------  -----------
    3,300,574    7,884,391    3,819,691     23,437,396   19,254,421   10,032,116
    6,658,543           --           --           --             --           --
       86,880    1,177,076    3,467,525      1,461,938    2,024,954    2,852,349
  (26,833,257) (11,419,815) (12,517,019)   (11,858,363) (13,389,656)  (5,849,853)
-------------  -----------  -----------  -------------  -----------  -----------
  (16,787,260)  (2,358,348)  (5,229,803)    13,040,971    7,889,719    7,034,612
-------------  -----------  -----------  -------------  -----------  -----------
           --           --      262,881             --           --           --
           --           --      725,932             --           --           --
           --           --   (8,212,654)            --           --           --
           --           --   (1,145,495)            --           --           --
-------------  -----------  -----------  -------------  -----------  -----------
           --           --   (8,369,336)            --           --           --
-------------  -----------  -----------  -------------  -----------  -----------

                      See Notes to Financial Statements.

                                                      COLUMBIA SMALL COMPANY EQUITY FUND (A)
                                                     ---------------------------------------
                                                     PERIOD ENDED   YEAR ENDED   YEAR ENDED
                                                     SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
                                                       2003 (B)        2002         2001
                                                     -------------  -----------  -----------
OTHER INFORMATION:
SHARE TRANSACTIONS:
Class A:
 Sold...............................................        47,106           --           --
 Repurchased........................................       (19,853)          --           --
                                                     -------------  -----------  -----------
   Net increase in shares outstanding...............        27,253           --           --
                                                     -------------  -----------  -----------
Class B:
 Sold...............................................        15,904           --           --
 Repurchased........................................          (593)          --           --
                                                     -------------  -----------  -----------
   Net increase in shares outstanding...............        15,311           --           --
                                                     -------------  -----------  -----------
Class C:
 Sold...............................................        14,632           --           --
 Repurchased........................................       (10,379)          --           --
                                                     -------------  -----------  -----------
   Net increase in shares outstanding...............         4,253           --           --
                                                     -------------  -----------  -----------
Class G:
 Sold...............................................        15,704      358,543      453,309
 Issued to shareholders in reinvestment of dividends            --           --      190,789
 Repurchased........................................      (372,314)    (561,965)    (479,347)
                                                     -------------  -----------  -----------
   Net increase (decrease) in shares outstanding....      (356,610)    (203,422)     164,751
                                                     -------------  -----------  -----------
Class T:
 Sold...............................................     1,610,555    7,332,857   40,482,347
 Issued to shareholders in reinvestment of dividends            --           --    1,024,782
 Repurchased........................................    (1,992,911)  (7,849,704) (41,633,984)
                                                     -------------  -----------  -----------
   Net decrease in shares outstanding...............      (382,356)    (516,847)    (126,855)
                                                     -------------  -----------  -----------
Class Z:
 Sold...............................................     8,255,053    5,263,829    7,947,905
 Issued to shareholders in reinvestment of dividends            --           --    2,649,447
 Repurchased........................................    (6,917,009)  (7,195,424)  (9,032,785)
                                                     -------------  -----------  -----------
   Net increase (decrease) in shares outstanding....     1,338,044   (1,931,595)   1,564,567
                                                     -------------  -----------  -----------

-------------------
(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) Effective November 18, 2002, the Galaxy Small Company Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Small Company Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Small Company Equity Fund was renamed Columbia Small Company Equity Fund.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Asset Allocation Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              PERIOD ENDED                     YEAR ENDED OCTOBER 31,
                                                             SEPTEMBER 30,        --------------------------------------
                                                             2003 (A)(B)(C)           2002          2001        2000
CLASS A SHARES                                               --------------       -------       -------      ------
Net Asset Value, Beginning of Period........................         $12.86       $ 14.95       $ 18.77      $17.73
                                                             --------------       -------       -------      ------
Income from Investment Operations:
Net investment income/(e)/..................................           0.20/(f)/     0.26/(g)/     0.34/(f)/   0.39/(f)/
Net realized and unrealized (gain) loss on investments,
 foreign currency and futures contracts.....................           1.17         (2.12)/(g)/   (3.06)       1.36
                                                             --------------       -------       -------      ------
Total from Investment Operations............................           1.37         (1.86)        (2.72)       1.75
                                                             --------------       -------       -------      ------
Less Distributions Declared to Shareholders:
From net investment income..................................          (0.22)        (0.23)        (0.36)      (0.40)
From net realized gains.....................................             --            --         (0.74)      (0.31)
                                                             --------------       -------       -------      ------
Total Distributions Declared to Shareholders................          (0.22)        (0.23)        (1.10)      (0.71)
                                                             --------------       -------       -------      ------
Net Asset Value, End of Period..............................         $14.01       $ 12.86       $ 14.95      $18.77
                                                             ==============       =======       =======      ======

Total Return/(h) (i)/.......................................          10.80%/(j)/  (12.53)%      (15.08)%     10.15%
                                                             ==============       =======       =======      ======

Ratios to Average Net Assets/Supplemental Data:
Expenses/(k)/...............................................           1.49%/(l)/    1.40%         1.26%       1.15%
Net investment income/(k)/..................................           1.55%/(l)/    1.73%/(g)/    2.07%       2.15%
Waiver/reimbursement........................................           0.01%/(l)/    0.13%         0.12%       0.15%
Portfolio turnover rate.....................................            122%/(j)/      40%           65%         59%
Net assets, end of period (000's)...........................         $1,211       $    43       $    60      $  186

                                                             ---------
                                                             1999 (D)
CLASS A SHARES                                               --------
Net Asset Value, Beginning of Period........................   $16.95
                                                             --------
Income from Investment Operations:
Net investment income/(e)/..................................     0.44
Net realized and unrealized (gain) loss on investments,
 foreign currency and futures contracts.....................     1.17
                                                             --------
Total from Investment Operations............................     1.61
                                                             --------
Less Distributions Declared to Shareholders:
From net investment income..................................    (0.40)
From net realized gains.....................................    (0.43)
                                                             --------
Total Distributions Declared to Shareholders................    (0.83)
                                                             --------
Net Asset Value, End of Period..............................   $17.73
                                                             ========

Total Return/(h) (i)/.......................................     9.72%
                                                             ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(k)/...............................................    1.16 %
Net investment income/(k)/..................................    2.27 %
Waiver/reimbursement........................................    0.13 %
Portfolio turnover rate.....................................     135 %
Net assets, end of period (000's)...........................   $  238

-------------------
(a) On October 13, 2003, the Liberty Asset Allocation Fund was redesignated the Columbia Asset Allocation Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Liberty Asset Allocation Fund, Class A shares.
(d) The Fund began offering Prime A shares on November 1, 1998.
(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.20, $0.24, $0.33, $0.37 and $0.41,
    respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) Not annualized.
(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l) Annualized.

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                          PERIOD ENDED                     YEAR ENDED OCTOBER 31,
                                                         SEPTEMBER 30,        -----------------------------------------------
                                                         2003 (A)(B)(C)           2002          2001        2000     1999 (D)
CLASS B SHARES                                           --------------       -------       -------      ------      --------
Net Asset Value, Beginning of Period....................        $ 12.85       $ 14.93       $ 18.75      $17.71        $16.95
                                                         --------------       -------       -------      ------      --------
Income from Investment Operations:
Net investment income/(e)/..............................         0.12/ (f)/      0.14/(g)/     0.22/(f)/   0.26/(f)/     0.29
Net realized and unrealized (gain) loss on investments,
 foreign currency and futures contracts.................           1.17         (2.08)/(g)/   (3.06)       1.35          1.19
                                                         --------------       -------       -------      ------      --------
Total from Investment Operations........................           1.29         (1.94)        (2.84)       1.61          1.48
                                                         --------------       -------       -------      ------      --------
Less Distributions Declared to Shareholders:
From net investment income..............................          (0.14)        (0.14)        (0.24)      (0.26)        (0.29)
From net realized gains.................................             --            --         (0.74)      (0.31)        (0.43)
                                                         --------------       -------       -------      ------      --------
Total Distributions Declared to Shareholders............          (0.14)        (0.14)        (0.98)      (0.57)        (0.72)
                                                         --------------       -------       -------      ------      --------
Net Asset Value, End of Period..........................        $ 14.00       $ 12.85       $ 14.93      $18.75        $17.71
                                                         ==============       =======       =======      ======      ========

Total Return/(h) (i)/...................................          10.13%/(j)/  (13.06)%      (15.68)%      9.29%         8.91%
                                                         ==============       =======       =======      ======      ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(k)/...........................................           2.17%/(l)/    2.06%         1.99%       1.89%         1.90%
Net investment income/(k)/..............................           0.95%/(l)/    1.07%/(g)/    1.34%       1.41%        1.53 %
Waiver/reimbursement....................................           0.01%/(l)/      --          0.04%       0.17%         0.18%
Portfolio turnover rate.................................            122%/(j)/      40%           65%         59%         135 %
Net assets, end of period (000's).......................        $ 2,539       $   276       $   389      $  526        $  519

-------------------
(a) On October 13, 2003, the Liberty Asset Allocation Fund was redesignated the Columbia Asset Allocation Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Liberty Asset Allocation Fund, Class B shares.
(d) The Fund began offering Prime B shares on November 1, 1998.
(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.12, $0.14, $0.22, $0.23 and $0.26,
    respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) Not annualized.
(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l) Annualized.

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                                 PERIOD ENDED
                                                                SEPTEMBER 30,
                                                                2003 (A)(B)(C)
CLASS C SHARES                                                  --------------
Net Asset Value, Beginning of Period...........................         $13.08
                                                                --------------
Income from Investment Operations:
Net investment income/(d) (e)/.................................           0.10
Net realized and unrealized gain on investments, foreign
 currency and futures contracts................................           0.93
                                                                --------------
Total from Investment Operations...............................           1.03
                                                                --------------
Less Distributions Declared to Shareholders:
From net investment income.....................................          (0.11)
                                                                --------------
Total Distributions Declared to Shareholders...................          (0.11)
                                                                --------------
Net Asset Value, End of Period.................................         $14.00
                                                                ==============

Total Return/(f) (g) (h)/......................................           7.93%
                                                                ==============

Ratios to Average Net Assets/Supplemental Data:
Expenses/(i) (j)/..............................................           2.28%
Net investment income/(i) (j)/.................................           0.85%
Waiver/reimbursement/(j)/......................................           0.01%
Portfolio turnover rate/(h)/...................................            122%
Net assets, end of period (000's)..............................         $  187

-------------------
(a) On October 13, 2003, the Liberty Asset Allocation Fund was redesignated the Columbia Asset Allocation Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.10.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 PERIOD ENDED                              YEAR ENDED OCTOBER 31,
                                                SEPTEMBER 30,          -----------------------------------------------------
                                                2003 (A)(B)(C)              2002           2001           2000        1999
CLASS G SHARES                                 --------------          -------        --------        --------      -------
Net Asset Value, Beginning of Period..........        $ 12.84          $ 14.92        $  18.74        $  17.70      $ 16.92
                                               --------------          -------        --------        --------      -------
Income from Investment Operations:
Net investment income/(d)/....................           0.12/(e)/        0.14/(f)/       0.22/(e)/       0.24/(e)/    0.25
Net realized and unrealized (gain) loss on
 investments, foreign currency and futures
 contracts....................................           1.17            (2.08)/(f)/     (3.06)           1.36         1.21
                                               --------------          -------        --------        --------      -------
Total from Investment Operations..............           1.29            (1.94)          (2.84)           1.60         1.46
                                               --------------          -------        --------        --------      -------
Less Distributions Declared to Shareholders:
From net investment income....................          (0.13)           (0.14)          (0.24)          (0.25)       (0.25)
From net realized gains.......................             --               --           (0.74)          (0.31)       (0.43)
                                               --------------          -------        --------        --------      -------
Total Distributions Declared to Shareholders..          (0.13)           (0.14)          (0.98)          (0.56)       (0.68)
                                               --------------          -------        --------        --------      -------
Net Asset Value, End of Period................        $ 14.00          $ 12.84        $  14.92        $  18.74      $ 17.70
                                               ==============          =======        ========        ========      =======

Total Return/(g)/.............................          10.12%/(h)(i)/  (13.08)%/(h)/   (15.72)%/(h)/     9.20%       8.76 %
                                               ==============          =======        ========        ========      =======

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/.................................           2.19%/(k)/       2.09%           2.01%           1.99%       2.00 %
Net investment income/(j)/....................           1.02%/(k)/       1.04%/(f)/      1.33%           1.31%       1.43 %
Waiver/reimbursement..........................           0.01%/(k)/       0.03%           0.01%             --           --
Portfolio turnover rate.......................            122%/(i)/         40%             65%             59%        135 %
Net assets, end of period (000's).............        $56,383          $73,183        $106,074        $105,980      $91,199

                                               --------
                                                 1998
CLASS G SHARES                                 -------
Net Asset Value, Beginning of Period.......... $ 16.43
                                               -------
Income from Investment Operations:
Net investment income/(d)/....................    0.29
Net realized and unrealized (gain) loss on
 investments, foreign currency and futures
 contracts....................................    1.71
                                               -------
Total from Investment Operations..............    2.00
                                               -------
Less Distributions Declared to Shareholders:
From net investment income....................   (0.30)
From net realized gains.......................   (1.21)
                                               -------
Total Distributions Declared to Shareholders..   (1.51)
                                               -------
Net Asset Value, End of Period................ $ 16.92
                                               =======

Total Return/(g)/.............................  13.14 %
                                               =======

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/.................................   1.99 %
Net investment income/(j)/....................   1.77 %
Waiver/reimbursement..........................      --
Portfolio turnover rate.......................    108 %
Net assets, end of period (000's)............. $57,876

-------------------
(a) On October 13, 2003, the Liberty Asset Allocation Fund was redesignated the Columbia Asset Allocation Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Liberty Asset Allocation Fund, Class G shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.12, $0.14, $0.22, $0.24, $0.25 and $0.29,
    respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               PERIOD ENDED                               YEAR ENDED OCTOBER 31,
                                              SEPTEMBER 30,          -------------------------------------------------------
                                              2003 (A)(B)(C)              2002            2001           2000        1999
CLASS T SHARES                               --------------          --------        --------        --------      --------
Net Asset Value, Beginning of Period........       $  12.87          $  14.95        $  18.79        $  17.74      $  16.95
                                             --------------          --------        --------        --------      --------
Income from Investment Operations:
Net investment income/(d)/..................           0.21/(e)/         0.25/(f)/       0.33/(e)/       0.37/(e)/     0.37
Net realized and unrealized (gain) loss on
 investments, foreign currency and futures
 contracts..................................           1.16             (2.09)/(f)/     (3.08)           1.36          1.21
                                             --------------          --------        --------        --------      --------
Total from Investment Operations............           1.37             (1.84)          (2.75)           1.73          1.58
                                             --------------          --------        --------        --------      --------
Less Distributions Declared to Shareholders:
From net investment income..................          (0.23)            (0.24)          (0.35)          (0.37)        (0.36)
From net realized gains.....................             --                --           (0.74)          (0.31)        (0.43)
                                             --------------          --------        --------        --------      --------
Total Distributions Declared to Shareholders          (0.23)            (0.24)          (1.09)          (0.68)        (0.79)
                                             --------------          --------        --------        --------      --------
Net Asset Value, End of Period..............       $  14.01          $  12.87        $  14.95        $  18.79      $  17.74
                                             ==============          ========        ========        ========      ========

Total Return/(g)/...........................          10.75%/(h)(i)/   (12.45)%/(h)/   (15.18)%/(h)/     9.98%        9.53 %
                                             ==============          ========        ========        ========      ========

Ratios to Average Net Assets/Supplemental
 Data:
Expenses/(j)/...............................           1.49%/(k)/        1.37%           1.33%           1.29%        1.32 %
Net investment income/(j)/..................           1.73%/(k)/        1.76%/(f)/      2.01%           2.01%        2.11 %
Waiver/reimbursement........................           0.01%/(k)/        0.01%           0.01              --            --
Portfolio turnover rate.....................            122%/(i)/          40%             65%             59%         135 %
Net assets, end of period (000's)...........       $189,580          $198,154        $289,882        $371,590      $389,077

                                             ---------
                                               1998
CLASS T SHARES                               --------
Net Asset Value, Beginning of Period........ $  16.46
                                             --------
Income from Investment Operations:
Net investment income/(d)/..................     0.38
Net realized and unrealized (gain) loss on
 investments, foreign currency and futures
 contracts..................................     1.72
                                             --------
Total from Investment Operations............     2.10
                                             --------
Less Distributions Declared to Shareholders:
From net investment income..................    (0.40)
From net realized gains.....................    (1.21)
                                             --------
Total Distributions Declared to Shareholders    (1.61)
                                             --------
Net Asset Value, End of Period.............. $  16.95
                                             ========

Total Return/(g)/...........................   13.85 %
                                             ========

Ratios to Average Net Assets/Supplemental
 Data:
Expenses/(j)/...............................    1.33 %
Net investment income/(j)/..................    2.43 %
Waiver/reimbursement........................       --
Portfolio turnover rate.....................     108 %
Net assets, end of period (000's)........... $323,498

-------------------
(a) On October 13, 2003, the Liberty Asset Allocation Fund was redesignated the Columbia Asset Allocation Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Liberty Asset Allocation Fund, Class T shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.21, $0.24, $0.33, $0.37, $0.37 and
    $0.38, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Asset Allocation Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  PERIOD ENDED                               YEAR ENDED OCTOBER 31,
                                                 SEPTEMBER 30,          -------------------------------------------------------
                                                 2003 (A)(B)(C)              2002            2001           2000        1999
CLASS Z SHARES                                  --------------          --------        --------        --------      --------
Net Asset Value, Beginning of Period...........       $  12.87          $  14.94        $  18.78        $  17.73      $  16.96
                                                --------------          --------        --------        --------      --------
Income from Investment Operations:
Net investment income/(d)/.....................           0.25/(e)/         0.29/(f)/       0.37/(e)/       0.41/(e)/     0.40
Net realized and unrealized (gain) loss on
 investments, foreign currency and futures
 contracts.....................................           1.16             (2.09)/(f)/     (3.08)           1.36          1.20
                                                --------------          --------        --------        --------      --------
Total from Investment Operations...............           1.41             (1.80)          (2.71)           1.77          1.60
                                                --------------          --------        --------        --------      --------
Less Distributions Declared to Shareholders:
From net investment income.....................          (0.27)            (0.27)          (0.39)          (0.41)        (0.40)
From net realized gains........................             --                --           (0.74)          (0.31)        (0.43)
                                                --------------          --------        --------        --------      --------
Total Distributions Declared to Shareholders...          (0.27)            (0.27)          (1.13)          (0.72)        (0.83)
                                                --------------          --------        --------        --------      --------
Net Asset Value, End of Period.................       $  14.01          $  12.87        $  14.94        $  18.78      $  17.73
                                                ==============          ========        ========        ========      ========

Total Return/(g)/..............................          11.07%/(h)(i)/   (12.23)%/(h)/   (14.94)%/(h)/    10.21%         9.63%
                                                ==============          ========        ========        ========      ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/..................................           1.16%/(k)/        1.12%           1.11%           1.09%         1.12%
Net investment income/(j)/.....................           2.04%/(k)/        2.01%/(f)/      2.23%           2.21%         2.31%
Waiver/reimbursement...........................           0.01%/(k)/        0.03%             --              --            --
Portfolio turnover rate........................            122%/(i)/          40%             65%             59%          135%
Net assets, end of period (000's)..............       $217,935          $163,934        $230,562        $290,970      $269,851

                                                ---------
                                                  1998
CLASS Z SHARES                                  --------
Net Asset Value, Beginning of Period........... $  16.47
                                                --------
Income from Investment Operations:
Net investment income/(d)/.....................     0.42
Net realized and unrealized (gain) loss on
 investments, foreign currency and futures
 contracts.....................................     1.71
                                                --------
Total from Investment Operations...............     2.13
                                                --------
Less Distributions Declared to Shareholders:
From net investment income.....................    (0.43)
From net realized gains........................    (1.21)
                                                --------
Total Distributions Declared to Shareholders...    (1.64)
                                                --------
Net Asset Value, End of Period................. $  16.96
                                                ========

Total Return/(g)/..............................    14.05%
                                                ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/..................................     1.13%
Net investment income/(j)/.....................     2.63%
Waiver/reimbursement...........................       --
Portfolio turnover rate........................      108%
Net assets, end of period (000's).............. $218,666

-------------------
(a) On October 13, 2003, the Liberty Asset Allocation Fund was redesignated the Columbia Asset Allocation Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were redesignated Liberty Asset Allocation Fund, Class Z shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.25, $0.28, $0.37, $0.41, $0.40 and
    $0.42, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Large Cap Growth Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        PERIOD ENDED                          YEAR ENDED OCTOBER 31,
                                                       SEPTEMBER 30,         --------------------------------------------
                                                       2003 (A)(B)(C)             2002           2001          2000
CLASS A SHARES                                         --------------        ----------      ----------   ---------
Net Asset Value, Beginning of Period..................         $16.06         $   19.74      $    32.31   $   28.95
                                                       --------------        ----------      ----------   ---------
Income from Investment Operations:
Net investment income (loss)/(e)/.....................          (0.05)/(f)/        0.03/(f)/      (0.02)      (0.05)/(f)/
Net realized and unrealized gain (loss) on investments           1.61             (3.71)          (8.92)       5.13
                                                       --------------        ----------      ----------   ---------
Total from Investment Operations......................           1.56             (3.68)          (8.94)       5.08
                                                       --------------        ----------      ----------   ---------
Less Distributions Declared to Shareholders:
From net investment income............................          (0.03)               --              --          --
From net realized gains...............................             --                --           (3.63)      (1.72)
                                                       --------------        ----------      ----------   ---------
Total Distributions Declared to Shareholders..........          (0.03)               --           (3.63)      (1.72)
                                                       --------------        ----------      ----------   ---------
Net Asset Value, End of Period........................         $17.59         $   16.06      $    19.74   $   32.31
                                                       ==============        ==========      ==========   =========

Total Return/(g)(h)/..................................           9.72%/(i)/      (18.64)%        (30.43)%     18.36%
                                                       ==============        ==========      ==========   =========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.........................................           1.30%/(k)/        1.12%           1.13%       1.12%
Net investment income (loss)/(j)/.....................          (0.30)%/(k)/       0.14%          (0.10)%     (0.17)%
Waiver/reimbursement..................................           0.02%/(k)/        0.05%           0.03%       0.11%
Portfolio turnover rate...............................             91%/(i)/          43%             48%         54%
Net assets, end of period (000's).....................         $1,887         $      56      $      671   $     142

                                                       ----------
                                                        1999 (D)
CLASS A SHARES                                         ---------
Net Asset Value, Beginning of Period.................. $   24.49
                                                       ---------
Income from Investment Operations:
Net investment income (loss)/(e)/.....................     (0.01)
Net realized and unrealized gain (loss) on investments      6.37
                                                       ---------
Total from Investment Operations......................      6.36
                                                       ---------
Less Distributions Declared to Shareholders:
From net investment income............................        --
From net realized gains...............................     (1.90)
                                                       ---------
Total Distributions Declared to Shareholders..........     (1.90)
                                                       ---------
Net Asset Value, End of Period........................ $   28.95
                                                       =========

Total Return/(g)(h)/..................................     27.30%
                                                       =========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.........................................      1.14%
Net investment income (loss)/(j)/.....................     (0.05)%
Waiver/reimbursement..................................      0.14%
Portfolio turnover rate...............................        53%
Net assets, end of period (000's)..................... $     107

-------------------
(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(d) The Fund began issuing Prime A shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.05), $0.02, $(0.03), $(0.09)
    and $(0.04), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Growth Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        PERIOD ENDED                     YEAR ENDED OCTOBER 31,
                                                       SEPTEMBER 30,         ---------------------------------------------
                                                       2003 (A)(B)(C)            2002        2001        2000     1999 (D)
CLASS B SHARES                                         --------------        -------       -------   ------       --------
Net Asset Value, Beginning of Period..................         $15.57        $ 19.32       $ 31.94   $28.84         $24.49
                                                       --------------        -------       -------   ------       --------
Income from Investment Operations:
Net investment loss/(e)/..............................          (0.14)/(f)/    (0.14)/(f)/   (0.19)   (0.29)/(f)/    (0.10)
Net realized and unrealized gain (loss) on investments           1.53          (3.61)        (8.80)    5.11           6.35
                                                       --------------        -------       -------   ------       --------
Total from Investment Operations......................           1.39          (3.75)        (8.99)    4.82           6.25
                                                       --------------        -------       -------   ------       --------
Less Distributions Declared to Shareholders:
From net realized gains...............................             --             --         (3.63)   (1.72)         (1.90)
                                                       --------------        -------       -------   ------       --------
Net Asset Value, End of Period........................         $16.96        $ 15.57       $ 19.32   $31.94         $28.84
                                                       ==============        =======       =======   ======       ========

Total return/(g)(h)/..................................           8.93%/(i)/   (19.41)%      (31.00)%  17.48%         26.79%
                                                       ==============        =======       =======   ======       ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.........................................           2.13%/(k)/     1.99%         1.95%    1.87%          1.87%
Net investment loss/(j)/..............................          (0.97)%/(k)/   (0.73)%       (0.92)%  (0.92)%        (0.78)%
Waiver/reimbursement..................................           0.02%/(k)/     0.05%         0.03%    0.15%          0.32%
Portfolio turnover rate...............................             91%/(i)/       43%           48%      54%            53%
Net assets, end of period (000's).....................         $1,013        $   207       $   309   $  450         $  246

-------------------
(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(d) The Fund began issuing Prime B shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.14), $(0.15), $(0.20),
    $(0.34) and $(0.14), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Growth Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                         PERIOD ENDED
                                                        SEPTEMBER 30,
                                                        2003 (A)(B)(C)
        CLASS C SHARES                                  --------------
        Net Asset Value, Beginning of Period...........         $16.04
                                                        --------------
        Income from Investment Operations:
        Net investment loss/(d)/.......................          (0.13)
        Net realized and unrealized gain on investments           1.07
                                                        --------------
        Total from Investment Operations...............           0.94
                                                        --------------
        Net Asset Value, End of Period.................         $16.98
                                                        ==============

        Total Return/(e)(f)(g)/........................           5.86%
                                                        ==============

        Ratios to Average Net Assets/Supplemental Data:
        Expenses/(h)(i)/...............................           2.00%
        Net investment loss/(h)(i)/....................          (0.92)%
        Waiver/reimbursement/(i)/......................           0.02%
        Portfolio turnover rate/(g)/...................             91%
        Net assets, end of period (000's)..............         $  524

-------------------
(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 was $(0.13).
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Growth Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                               PERIOD ENDED                                   YEAR ENDED OCTOBER 31,
                                              SEPTEMBER 30,          ----------------------------------------------------------
                                              2003 (A)(B)(C)              2002           2001           2000          1999
CLASS G SHARES                               --------------          -------        -------        --------       -------
Net Asset Value, Beginning of Period........        $ 15.11          $ 18.79        $ 31.22        $  28.27       $ 24.07
                                             --------------          -------        -------        --------       -------
Income from Investment Operations:
Net investment loss/(d)/....................          (0.15)/(e)/      (0.17)/(e)/    (0.21)          (0.35)/(e)/   (0.20)
Net realized and unrealized gain (loss) on
 investments................................           1.47            (3.51)         (8.59)           5.02          6.30
                                             --------------          -------        -------        --------       -------
Total from Investment Operations............           1.32            (3.68)         (8.80)           4.67          6.10
                                             --------------          -------        -------        --------       -------
Less Distributions Declared to Shareholders:
In excess of net investment income..........             --               --             --              --            --
From net realized gains.....................             --               --          (3.63)          (1.72)        (1.90)
                                             --------------          -------        -------        --------       -------
Total Distributions Declared to Shareholders             --               --          (3.63)          (1.72)        (1.90)
                                             --------------          -------        -------        --------       -------
Net Asset Value, End of Period..............        $ 16.43          $ 15.11        $ 18.79        $  31.22       $ 28.27
                                             ==============          =======        =======        ========       =======

Total Return/(g)/...........................           8.66%/(h)(i)/  (19.49)%/(h)/  (31.16)%/(h)/    17.29%/(h)/   26.63%/(h)/
                                             ==============          =======        =======        ========       =======

Ratios to Average Net Assets/ Supplemental
 Data:
Expenses/(j)/...............................           2.31%/(k)/       2.18%          2.11%           2.07%         2.05%
Net investment loss/(j)/....................          (1.02)%/(k)/     (0.92)%        (1.08)%         (1.11)%       (0.96)%
Waiver/reimbursement........................           0.02%/(k)/       0.07%          0.02%           0.02%         0.03%
Portfolio turnover rate.....................             91%/(i)/         43%            48%             54%           53%
Net assets, end of period (000's)...........        $54,850          $64,156        $92,292        $130,347       $71,525

                                             --------
                                                 1998
CLASS G SHARES                               -------
Net Asset Value, Beginning of Period........ $ 24.91
                                             -------
Income from Investment Operations:
Net investment loss/(d)/....................   (0.16)/(e)/
Net realized and unrealized gain (loss) on
 investments................................    3.16
                                             -------
Total from Investment Operations............    3.00
                                             -------
Less Distributions Declared to Shareholders:
In excess of net investment income..........      --/(f)/
From net realized gains.....................   (3.84)
                                             -------
Total Distributions Declared to Shareholders   (3.84)
                                             -------
Net Asset Value, End of Period.............. $ 24.07
                                             =======

Total Return/(g)/...........................   13.98%
                                             =======

Ratios to Average Net Assets/ Supplemental
 Data:
Expenses/(j)/...............................    2.04%
Net investment loss/(j)/....................   (0.68)%
Waiver/reimbursement........................      --
Portfolio turnover rate.....................      60%
Net assets, end of period (000's)........... $34,693

-------------------
(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.15), $(0.18), $(0.21), $(0.35), ($0.21)
    and $(0.16), respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Growth Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                    PERIOD ENDED                                  YEAR ENDED OCTOBER 31,
                                   SEPTEMBER 30,          ------------------------------------------------------------------
                                   2003 (A)(B)(C)              2002            2001            2000         1999        1998
CLASS T SHARES                   --------------           --------        --------        --------       --------   --------
Net Asset Value, Beginning of
 Period.........................       $  15.98           $  19.70        $  32.31        $  28.99       $  24.47   $  25.14
                                 --------------           --------        --------        --------       --------   --------
Income from Investment
 Operations:
Net investment income
 (loss)/(d)/....................          (0.02)/(e)/        (0.02)/(e)/     (0.07)          (0.10)/(e)/    (0.06)      0.01
Net realized and unrealized
 gain (loss) on investments.....           1.54              (3.70)          (8.91)           5.14           6.48       3.19
                                 --------------           --------        --------        --------       --------   --------
Total from Investment Operations           1.52              (3.72)          (8.98)           5.04           6.42       3.20
                                 --------------           --------        --------        --------       --------   --------
Less Distributions Declared to
 Shareholders:
From net investment income......             --                 --              --              --             --      (0.03)
In excess of net investment
 income.........................             --                 --              --              --             --         --/(f)/
From net realized gains.........             --                 --           (3.63)          (1.72)         (1.90)     (3.84)
                                 --------------           --------        --------        --------       --------   --------
Total Distributions Declared to
 Shareholders...................             --                 --           (3.63)          (1.72)         (1.90)     (3.87)
                                 --------------           --------        --------        --------       --------   --------
Net Asset Value, End of Period..       $  17.50           $  15.98        $  19.70        $  32.31       $  28.99   $  24.47
                                 ==============           ========        ========        ========       ========   ========

Total Return/(g)/...............           9.51%/(h) (i)/   (18.88)%/(i)/   (30.57)%/(i)/    18.18%         27.55%     14.73%
                                 ==============           ========        ========        ========       ========   ========

Ratios to Average Net
 Assets/Supplemental Data:
Expenses/(j)/...................          1.45 %/(k)/         1.34%           1.31%           1.28%          1.34%      1.34%
Net investment income
 (loss)/(j)/....................          (0.16)%/(k)/       (0.08)%         (0.28)%         (0.33)%        (0.25)%     0.02%
Waiver/reimbursement............           0.02%/(k)/         0.07%           0.02%             --             --         --
Portfolio turnover rate.........             91%/(h)/           43%             48%             54%            53%        60%
Net assets, end of period
 (000's)........................       $235,849           $239,279        $346,214        $580,417       $443,639   $312,951

-------------------
(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.
(d) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.02), $(0.03), $(0.08),
    $(0.10), $(0.06) and $0.01, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Growth Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      PERIOD ENDED                                 YEAR ENDED OCTOBER 31,
                                     SEPTEMBER 30,          --------------------------------------------------------------------
                                     2003 (A)(B)(C)              2002            2001            2000          1999       1998
CLASS Z SHARES                      --------------          --------        --------        ----------      ----------  --------
Net Asset Value, Beginning of
 Period............................       $  16.28          $  19.99        $  32.61        $    29.15      $    24.52  $  25.17
                                    --------------          --------        --------        ----------      ----------  --------
Income from Investment Operations:
Net investment income/(d)/.........           0.05/(e)/         0.07/(e)/       0.02              0.01/(e)/       0.03      0.09
Net realized and unrealized gain
 (loss) on investments.............           1.57             (3.78)          (9.01)             5.18            6.50      3.20
                                    --------------          --------        --------        ----------      ----------  --------
Total from Investment Operations...           1.62             (3.71)          (8.99)             5.19            6.53      3.29
                                    --------------          --------        --------        ----------      ----------  --------
Less Distributions Declared to
 Shareholders:
From net investment income.........          (0.06)               --              --             (0.01)             --     (0.09)
In excess of net investment income.             --                --              --                --              --     (0.01)
From net realized gains............             --                --           (3.63)            (1.72)          (1.90)    (3.84)
                                    --------------          --------        --------        ----------      ----------  --------
Total Distributions Declared to
 Shareholders......................          (0.06)               --           (3.63)            (1.73)          (1.90)    (3.94)
                                    --------------          --------        --------        ----------      ----------  --------
Net Asset Value, End of Period.....       $  17.84          $  16.28        $  19.99        $    32.61      $    29.15  $  24.52
                                    ==============          ========        ========        ==========      ==========  ========

Total Return/(f)/..................           9.93/(g) (h)/   (18.51)%/(h)/   (30.29)%/(h)/      18.63%          28.07%    15.17%
                                    ==============          ========        ========        ==========      ==========  ========

Ratios to Average Net
 Assets/Supplemental Data:
Expenses/(i)/......................           0.99%/(j)/        0.91%           0.93%             0.91%           0.94%     0.96%
Net investment income/(i)/.........           0.30%/(j)/        0.35%           0.10%             0.04%           0.15%     0.40%
Waiver/reimbursement...............           0.02%/(j)/        0.05%           0.01%               --              --        --
Portfolio turnover rate............             91%/(g)/          43%             48%               54%             53%       60%
Net assets, end of period (000's)..       $670,649          $699,215        $845,887        $1,258,399      $1,041,378  $815,756

-------------------
(a) On October 13, 2003, the Liberty Equity Growth Fund was redesignated the Columbia Large Cap Growth Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.05, $0.06, $0.02, $0.01, $0.03, and
    $0.09, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Disciplined Value Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                         PERIOD ENDED
                                                        SEPTEMBER 30,
                                                        2003 (A)(B)(C)
        CLASS A SHARES                                  --------------
        Net Asset Value, Beginning of Period...........         $10.06
                                                        --------------
        Income from Investment Operations:
        Net investment income/(d)/.....................           0.04
        Net realized and unrealized gain on investments           0.92
                                                        --------------
        Total from Investment Operations...............           0.96
                                                        --------------
        Net Asset Value, End of Period.................         $11.02
                                                        ==============

        Total Return/(e)(f)/...........................           9.54%
                                                        ==============

        Ratios to Average Net Assets/Supplemental Data:
        Expenses /(g)(h)/..............................           1.31%
        Net investment income/(g)(h)/..................           0.49%
        Portfolio turnover rate/(f)/...................             50%
        Net assets, end of period (000's)..............         $  903

-------------------
(a) On October 13, 2003, the Liberty Equity Value Fund was redesignated the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                      See Notes to Financial Statements.

Columbia Disciplined Value Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                         PERIOD ENDED
                                                        SEPTEMBER 30,
                                                        2003 (A)(B)(C)
        CLASS B SHARES                                  --------------
        Net Asset Value, Beginning of Period...........         $ 9.67
                                                        --------------
        Income from Investment Operations:
        Net investment loss/(d)/.......................          (0.02)
        Net realized and unrealized gain on investments           0.84
                                                        --------------
        Total from Investment Operations...............           0.82
                                                        --------------
        Net Asset Value, End of Period.................         $10.49
                                                        ==============

        Total Return/(e)(f)/...........................           8.48%
                                                        ==============

        Ratios to Average Net Assets/Supplemental Data:
        Expenses/(g)(h)/...............................           2.26%
        Net investment loss/(g)(h)/....................          (0.27)%
        Portfolio turnover rate/(f)/...................             50%
        Net assets, end of period (000's)..............         $  338

-------------------
(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                      See Notes to Financial Statements.

Columbia Disciplined Value Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                               PERIOD ENDED
                                                              SEPTEMBER 30,
                                                              2003 (A)(B)(C)
 CLASS C SHARES                                               --------------
 Net Asset Value, Beginning of Period........................         $ 9.67
                                                              --------------
 Income from Investment Operations:
 Net investment loss/(d)(e)/.................................          (0.05)
 Net realized and unrealized gain on investments.............           0.85
                                                              --------------
 Total from Investment Operations............................           0.80
                                                              --------------
 Net Asset Value, End of Period..............................         $10.47
                                                              ==============
 Total Return/(f)(g)/........................................           8.27%
                                                              ==============

 Ratios to Average Net Assets/Supplemental Data:
 Expenses/(h)(i)/............................................           2.49%
 Net investment loss/(h)(i)/.................................          (0.60)%
 Waiver/reimbursement/(i)/...................................           0.49%
 Portfolio turnover rate/(g)/................................             50%
 Net assets, end of period (000's)...........................         $   24

-------------------
(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment loss before reimbursement of certain expenses for the period ended September 30, 2003 was $(0.09).
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

                      See Notes to Financial Statements.

Columbia Disciplined Value Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         PERIOD ENDED                           YEAR ENDED OCTOBER 31,
                                        SEPTEMBER 30,         --------------------------------------------------------
                                        2003 (A)(B)(C)          2002         2001          2000        1999      1998
CLASS G SHARES                          --------------        -------   -------        -------       -------   -------
Net Asset Value, Beginning of Period...        $  9.21        $ 12.10   $ 16.73        $ 18.08       $ 16.44   $ 18.24
                                        --------------        -------   -------        -------       -------   -------
Income from Investment Operations:
Net investment loss/(d)/...............          (0.04)/(e)/    (0.19)    (0.10)         (0.15)        (0.15)    (0.08)
Net realized and unrealized gain (loss)
 on investments........................           1.33          (2.35)    (1.64)          1.25          2.40      1.48
                                        --------------        -------   -------        -------       -------   -------
Total from Investment Operations.......           1.29          (2.54)    (1.74)          1.10          2.25      1.40
                                        --------------        -------   -------        -------       -------   -------
Less Distributions Declared to
 Shareholders:
From net realized gains................             --          (0.35)    (2.89)         (2.45)        (0.61)    (3.20)
                                        --------------        -------   -------        -------       -------   -------
Net Asset Value, End of Period.........        $ 10.50        $  9.21   $ 12.10        $ 16.73       $ 18.08   $ 16.44
                                        ==============        =======   =======        =======       =======   =======

Total Return/(f)/......................          14.01%/(g)/   (21.85)%  (11.00)%/(h)/    7.12%/(h)/   13.81%     9.07%
                                        ==============        =======   =======        =======       =======   =======

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(i)/..........................           2.31%/(j)/     2.18%     2.13%          2.09%         2.08%     2.06%
Net investment loss/(i)/...............          (0.47)%/(j)/   (1.15)%   (0.91)%        (0.83)%       (0.87)%   (0.54)%
Waiver/reimbursement...................             --             --      0.02%          0.03%           --        --
Portfolio turnover rate................             50%/(g)/       99%      127%            72%           75%       82%
Net assets, end of period (000's)......        $11,074        $16,791   $25,776        $30,555       $30,988   $23,103

-------------------
(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value, Class G shares.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.04), $(0.19), $(0.10), $(0.15), $(0.15)
    and $(0.08), respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                      See Notes to Financial Statements.

Columbia Disciplined Value Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               PERIOD ENDED                         YEAR ENDED OCTOBER 31,
                                              SEPTEMBER 30,      ------------------------------------------------------------
                                              2003 (A)(B)(C)        2002         2001           2000         1999      1998
CLASS T SHARES                              --------------       --------   --------        --------      --------   --------
Net Asset Value, Beginning of Period.......   $       9.58       $  12.48   $  17.05        $  18.28      $  16.50   $  18.21
                                            --------------       --------   --------        --------      --------   --------
Income from Investment Operations:
Net investment income (loss)/(d)/..........          0.03 /(e)/     (0.05)     (0.02)          (0.02)        (0.03)      0.03
Net realized and unrealized gain (loss) on
 investments...............................           1.39          (2.50)     (1.66)           1.25          2.42       1.50
                                            --------------       --------   --------        --------      --------   --------
Total from Investment Operations...........           1.42          (2.55)     (1.68)           1.23          2.39       1.53
                                            --------------       --------   --------        --------      --------   --------
Less Distributions Declared to
 Shareholders:
From net investment income.................             --             --         --           (0.01)           --      (0.04)
In excess of net investment income.........             --             --         --              --/(f)/       --         --
From net realized gains....................             --          (0.35)     (2.89)          (2.45)        (0.61)     (3.20)
                                            --------------       --------   --------        --------      --------   --------
Total Distributions Declared to
 Shareholders..............................             --          (0.35)     (2.89)          (2.46)        (0.61)     (3.24)
                                            --------------       --------   --------        --------      --------   --------
Net Asset Value, End of Period.............   $      11.00       $   9.58   $  12.48        $  17.05      $  18.28   $  16.50
                                            ==============       ========   ========        ========      ========   ========

Total Return/(g)/..........................          14.82%/(h)/   (21.31)%   (10.27)%/(i)/     7.83%        14.63%      9.88%
                                            ==============       ========   ========        ========      ========   ========

Ratios to Average Net Assets/Supplemental
 Data:
Expenses/(j)/..............................           1.50%/(k)/     1.41%      1.39%           1.36%         1.37%      1.37%
Net investment income (loss)/(j)/..........           0.35%/(k)/    (0.38)%    (0.17)%         (0.10)%       (0.16)%     0.15%
Waiver/reimbursement.......................             --             --       0.01%             --            --         --
Portfolio turnover rate....................            50 %/(h)/       99%       127%             72%           75%        82%
Net assets, end of period (000's)..........   $    127,993       $123,085   $180,435        $226,836      $258,332   $234,730

-------------------
(a) On October 13, 2003, the Liberty Equity Value Fund was redesignated the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value, Class T shares.
(d) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $(0.05), $(0.02),
    $(0.02), $(0.03), and $0.03, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Disciplined Value Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         PERIOD ENDED                           YEAR ENDED OCTOBER 31,
                                        SEPTEMBER 30,        -----------------------------------------------------------
                                        2003 (A)(B)(C)          2002       2001        2000           1999        1998
CLASS Z SHARES                          --------------       --------   --------   --------      --------       --------
Net Asset Value, Beginning of Period...       $   9.75       $  12.65   $  17.17   $  18.35      $  16.51       $  18.21
                                        --------------       --------   --------   --------      --------       --------
Income from Investment Operations:
Net investment income (loss)/(d)/......           0.08/(e)/     (0.02)      0.02       0.04          0.03           0.08
Net realized and unrealized gain (loss)
 on investments........................           1.41          (2.53)     (1.65)      1.25          2.42           1.49
                                        --------------       --------   --------   --------      --------       --------
Total from Investment Operations.......           1.49          (2.55)     (1.63)      1.29          2.45           1.57
                                        --------------       --------   --------   --------      --------       --------
Less Distributions Declared to
 Shareholders:
From net investment income.............             --             --         --      (0.02)           --          (0.07)
In excess of net investment income.....             --             --         --         --/(f)/       --             --
From net realized gains................             --          (0.35)     (2.89)     (2.45)        (0.61)         (3.20)
                                        --------------       --------   --------   --------      --------       --------
Total Distributions Declared to
 Shareholders..........................             --          (0.35)     (2.89)     (2.47)        (0.61)         (3.27)
                                        --------------       --------   --------   --------      --------       --------
Net Asset Value, End of Period.........       $  11.24       $   9.75   $  12.65   $  17.17      $  18.35       $  16.51
                                        ==============       ========   ========   ========      ========       ========

Total Return/(g)/......................          15.28%/(h)/   (20.96)%    (9.91)%     8.22%        15.04%/(i)/    10.27%
                                        ==============       ========   ========   ========      ========       ========

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/..........................           1.04%/(k)/     0.98%      1.00%      1.00%         1.02%          1.03%
Net investment income/(j)/.............           0.82%/(k)/     0.05%      0.22%      0.26%         0.19%          0.49%
Waiver/reimbursement...................             --             --         --         --          0.01%            --
Portfolio turnover rate................             50%/(h)/       99%       127%        72%           75%            82%
Net assets, end of period (000's)......       $224,137       $167,867   $152,002   $164,864      $281,064       $254,432

-------------------
(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value, Class Z shares.
(d) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, ($0.02), $0.02
    $0.04, $0.03 and $0.08, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia International Equity Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                            PERIOD ENDED                      YEAR ENDED OCTOBER 31
                                                           SEPTEMBER 30,        --------------------------------------------
                                                           2003 (A)(B)(C)           2002        2001       2000      1999 (D)
CLASS A SHARES                                             --------------       -------       -------   ------      --------
Net Asset Value, Beginning of Period......................        $  9.28       $ 11.19       $ 19.53   $20.98        $16.85
                                                           --------------       -------       -------   ------      --------
Income from Investment Operations:
Net investment income (loss)/(e)/.........................           0.06/(f)/    (0.01)/(f)/   (0.02)    0.46/(f)/     0.06/(f)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................           1.53         (1.72)        (5.73)   (0.60)         4.79
                                                           --------------       -------       -------   ------      --------
Total from Investment Operations..........................           1.59         (1.73)        (5.75)   (0.14)         4.85
                                                           --------------       -------       -------   ------      --------
Less Distributions Declared to Shareholders:
From net investment income................................          (0.04)        (0.18)        (0.31)   (0.12)        (0.15)
From net realized gains...................................             --            --         (2.28)   (1.19)        (0.57)
                                                           --------------       -------       -------   ------      --------
Total Distributions Declared to Shareholders..............          (0.04)        (0.18)        (2.59)   (1.31)        (0.72)
                                                           --------------       -------       -------   ------      --------
Net Asset Value, End of Period............................        $ 10.83       $  9.28       $ 11.19   $19.53        $20.98
                                                           ==============       =======       =======   ======      ========

Total Return/(g) (h)/.....................................         17.23 %/(i)/  (15.78)%      (33.38)%  (1.34)%       29.73%
                                                           ==============       =======       =======   ======      ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.............................................           1.38%/(k)/    1.63%         1.44%    1.10%         1.17%
Net investment income (loss)/(j)/.........................           0.69%/(k)/   (0.11)%        0.01%    2.06%         0.34%
Waiver/reimbursement......................................           0.25%/(k)/    0.56%         0.33%    0.89%         0.86%
Portfolio turnover rate...................................             66%/(i)/     110%           60%      50%           45%
Net assets, end of period (000's).........................        $   268       $     8       $     9   $   14        $   12

-------------------
(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Prime A shares were redesignated Liberty International Equity Fund, Class A shares.
(d) The Fund began offering Prime A shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.03, $(0.07), $0.41, $0.26 and
    $(0.09), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Advisor and /or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia International Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                            PERIOD ENDED                       YEAR ENDED OCTOBER 31
                                                           SEPTEMBER 30,         -----------------------------------
                                                           2003 (A)(B)(C)            2002        2001       2000
CLASS B SHARES                                             --------------        -------       -------   ------
Net Asset Value, Beginning of Period......................         $ 9.22        $ 11.11       $ 19.37   $20.85
                                                           --------------        -------       -------   ------
Income from Investment Operations:
Net investment income (loss)/(e)/.........................          (0.03)/(f)/    (0.05)/(f)/   (0.08)    0.29/(f)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................           1.57          (1.71)        (5.71)   (0.58)
                                                           --------------        -------       -------   ------
Total from Investment Operations..........................           1.54          (1.76)        (5.79)   (0.29)
                                                           --------------        -------       -------   ------
Less Distributions Declared to Shareholders:
From net investment income................................          (0.01)         (0.13)        (0.19)      --
From net realized gains...................................             --             --         (2.28)   (1.19)
                                                           --------------        -------       -------   ------
Total Distributions Declared to Shareholders..............          (0.01)         (0.13)        (2.47)   (1.19)
                                                           --------------        -------       -------   ------
Net Asset Value, End of Period............................         $10.75        $  9.22       $ 11.11   $19.37
                                                           ==============        =======       =======   ======

Total Return/(g) (h)/.....................................          16.71%/(i)/   (16.06)%      (33.72)%  (2.02)%
                                                           ==============        =======       =======   ======

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.............................................           2.37%/(k)/     1.97%        1.91 %   1.83 %
Net investment income (loss)/(j)/.........................          (0.37)%/(k)/   (0.45)%       (0.46)%  1.33 %
Waiver/reimbursement......................................           0.25%/(k)/     0.25%         0.28%    0.34%
Portfolio turnover rate...................................             66%/(i)/      110%          60 %     50 %
Net assets, end of period (000's).........................         $  250        $    54       $   280   $  483

                                                           ---------
                                                             1999 (D)
CLASS B SHARES                                             --------
Net Asset Value, Beginning of Period......................   $16.85
                                                           --------
Income from Investment Operations:
Net investment income (loss)/(e)/.........................    (0.08)/(f)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................     4.78
                                                           --------
Total from Investment Operations..........................     4.70
                                                           --------
Less Distributions Declared to Shareholders:
From net investment income................................    (0.13)
From net realized gains...................................    (0.57)
                                                           --------
Total Distributions Declared to Shareholders..............    (0.70)
                                                           --------
Net Asset Value, End of Period............................   $20.85
                                                           ========

Total Return/(g) (h)/.....................................    28.74%
                                                           ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.............................................     1.89%
Net investment income (loss)/(j)/.........................    (0.38)%
Waiver/reimbursement......................................     0.38%
Portfolio turnover rate...................................       45%
Net assets, end of period (000's).........................   $  458

-------------------
(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Prime B shares were redesignated Liberty International Equity Fund, Class B shares.
(d) The Fund began offering Prime B shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.06), $(0.07), $(0.13), $0.22
    and $(0.16), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Advisor and /or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia International Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                                      PERIOD ENDED
                                                                     SEPTEMBER 30,
                                                                     2003 (A)(B)(C)
CLASS C SHARES                                                       --------------
Net Asset Value, Beginning of Period................................         $ 9.33
                                                                     --------------
Income from Investment Operations:
Net investment income/(d) (e)/......................................           0.04
Net realized and unrealized gain on investments and foreign currency           1.35
                                                                     --------------
Total from Investment Operations....................................           1.39
                                                                     --------------
Less Distributions Declared to Shareholders:
From net investment income..........................................          (0.01)
                                                                     --------------
Net Asset Value, End of Period......................................         $10.71
                                                                     ==============

Total Return/(f) (g) (h)/...........................................          14.90%
                                                                     ==============

Ratios to Average Net Assets/Supplemental Data:
Expenses/(i) (j)/...................................................           2.07%
Net investment income/(i) (j)/......................................           0.44%
Waiver/reimbursement/(j)/...........................................           1.68%
Portfolio turnover rate/(h)/........................................            66 %
Net assets, end of period (000's)...................................         $    6

-------------------
(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.02.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Advisor and /or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                      See Notes to Financial Statements.

Columbia International Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                            PERIOD ENDED                       YEAR ENDED OCTOBER 31
                                                           SEPTEMBER 30,         -----------------------------------
                                                           2003 (A)(B)(C)            2002        2001       2000
CLASS G SHARES                                             --------------        -------       -------   ------
Net Asset Value, Beginning of Period......................         $ 9.16        $ 11.04       $ 19.28   $20.80
                                                           --------------        -------       -------   ------
Income from Investment Operations:
Net investment income (loss)/(e)/.........................          (0.03)/(f)/    (0.10)/(f)/   (0.10)    0.22/(f)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................           1.54          (1.70)        (5.72)   (0.55)
                                                           --------------        -------       -------   ------
Total from Investment Operations..........................           1.51          (1.80)        (5.82)   (0.33)
                                                           --------------        -------       -------   ------
Less Distributions Declared to Shareholders:
From net investment income................................             --          (0.08)        (0.14)      --
From net realized gains...................................             --             --         (2.28)   (1.19)
                                                           --------------        -------       -------   ------
Total Distributions Declared to Shareholders..............             --          (0.08)        (2.42)   (1.19)
                                                           --------------        -------       -------   ------
Net Asset Value, End of Period............................         $10.67        $  9.16       $ 11.04   $19.28
                                                           ==============        =======       =======   ======

Total Return/(g) (h)/.....................................          16.48%/(i)/   (16.55)%      (33.95)%  (2.22)%
                                                           ==============        =======       =======   ======

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.............................................           2.41%/(k)/     2.46%        2.34 %   2.14 %
Net investment income (loss)/(j)/.........................          (0.31)%/(k)/   (0.94)%       (0.89)%  1.02 %
Waiver/reimbursement......................................           0.49%/(k)/     0.51%        0.32 %    0.50%
Portfolio turnover rate...................................             66%/(i)/      110%          60 %     50 %
Net assets, end of period (000's).........................         $4,976        $ 4,913       $ 6,988   $8,297

                                                           ---------
                                                             1999 (D)
CLASS G SHARES                                             --------
Net Asset Value, Beginning of Period......................   $16.85
                                                           --------
Income from Investment Operations:
Net investment income (loss)/(e)/.........................    (0.09)/(f)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................     4.74
                                                           --------
Total from Investment Operations..........................     4.65
                                                           --------
Less Distributions Declared to Shareholders:
From net investment income................................    (0.13)
From net realized gains...................................    (0.57)
                                                           --------
Total Distributions Declared to Shareholders..............    (0.70)
                                                           --------
Net Asset Value, End of Period............................   $20.80
                                                           ========

Total Return/(g) (h)/.....................................    28.41%
                                                           ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.............................................     1.96%
Net investment income (loss)/(j)/.........................    (0.45)%
Waiver/reimbursement......................................     0.74%
Portfolio turnover rate...................................       45%
Net assets, end of period (000's).........................   $2,189

-------------------
(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Retail B shares were redesignated Liberty International Equity Fund, Class G shares.
(d) The Fund began issuing Class G shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.07), $(0.15), $(0.14), $0.11
    and $(0.25), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Advisor and /or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia International Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         PERIOD ENDED                          YEAR ENDED OCTOBER 31
                                        SEPTEMBER 30,        ---------------------------------------------------------
                                        2003 (A)(B)(C)           2002       2001        2000          1999       1998
CLASS T SHARES                          --------------       -------      -------   --------      -------      -------
Net Asset Value, Beginning of Period...        $  9.24       $ 11.16      $ 19.44   $  20.86      $ 16.75      $ 15.18
                                        --------------       -------      -------   --------      -------      -------
Income from Investment Operations:
Net investment income/(d)/.............           0.05/(e)/     0.01/(e)/    0.03       0.41/(e)/    0.01/(e)/    0.07
Net realized and unrealized (gain) loss
 on investments and foreign
 currency..............................           1.55         (1.73)       (5.75)     (0.59)        4.72         1.93
                                        --------------       -------      -------   --------      -------      -------
Total from Investment Operations.......           1.60         (1.72)       (5.72)     (0.18)        4.73         2.00
                                        --------------       -------      -------   --------      -------      -------
Less Distributions Declared to
 Shareholders:
From net investment income.............          (0.06)        (0.20)       (0.28)     (0.05)       (0.05)       (0.07)
From net realized gains................             --            --        (2.28)     (1.19)       (0.57)       (0.36)
                                        --------------       -------      -------   --------      -------      -------
Total Distributions Declared to
 Shareholders..........................          (0.06)        (0.20)       (2.56)     (1.24)       (0.62)       (0.43)
                                        --------------       -------      -------   --------      -------      -------
Net Asset Value, End of Period.........        $ 10.78       $  9.24      $ 11.16   $  19.44      $ 20.86      $ 16.75
                                        ==============       =======      =======   ========      =======      =======

Total Return/(f) (g)/..................          17.45%/(h)/  (15.75)%     (33.35)%    (1.49)%      29.04%      13.64 %
                                        ==============       =======      =======   ========      =======      =======

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(i)/..........................           1.55%/(j)/   1.42 %       1.34 %     1.32 %       1.48 %       1.48 %
Net investment income/(i)/.............           0.54%/(j)/   0.10 %       0.11 %     1.83 %       0.03 %       0.39 %
Waiver/reimbursement...................           0.36%/(j)/   0.37 %       0.30 %     0.25 %       0.25 %       0.25 %
Portfolio turnover rate................             66%/(h)/    110 %         60 %       50 %         45 %         49 %
Net assets, end of period (000's)......        $42,195       $43,095      $65,749   $120,351      $89,327      $66,541

-------------------
(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Retail A shares were redesignated Liberty International Equity Fund, Class T shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $(0.03), $(0.05), $0.35, $(0.04)
    and $0.03, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor and /or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                      See Notes to Financial Statements.

Columbia International Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         PERIOD ENDED                          YEAR ENDED OCTOBER 31,
CLASS Z SHARES                          SEPTEMBER 30,        ---------------------------------------------------------
                                        2003 (A)(B)(C)           2002         2001        2000        1999      1998
                                        --------------       --------      --------   --------      --------  --------
Net Asset Value, Beginning of Period...       $   9.43       $  11.36      $  19.74   $  21.18      $  17.00  $  15.33
                                        --------------       --------      --------   --------      --------  --------
Income from Investment Operations:
Net investment income/(d)/.............           0.10/(e)/      0.06/(e)/     0.07      0.51 /(e)/     0.10      0.14
Net realized and unrealized (gain) loss
 on investments and foreign
 currency..............................           1.59          (1.74)        (5.82)     (0.60)         4.80      1.98
                                        --------------       --------      --------   --------      --------  --------
Total from Investment Operations.......           1.69          (1.68)        (5.75)     (0.09)         4.90      2.12
                                        --------------       --------      --------   --------      --------  --------
Less Distributions Declared to
 Shareholders:
From net investment income.............          (0.11)         (0.25)        (0.35)     (0.16)        (0.15)    (0.09)
From net realized gains................             --             --         (2.28)     (1.19)        (0.57)    (0.36)
                                        --------------       --------      --------   --------      --------  --------
Total Distributions Declared to
 Shareholders..........................          (0.11)         (0.25)        (2.63)     (1.35)        (0.72)    (0.45)
                                        --------------       --------      --------   --------      --------  --------
Redemption fees:
Redemption fees added to paid-in
 capital...............................             --/(f)/        --            --         --            --        --
                                        --------------       --------      --------   --------      --------  --------
Net Asset Value, End of Period.........       $  11.01       $   9.43      $  11.36   $  19.74      $  21.18  $  17.00
                                        ==============       ========      ========   ========      ========  ========

Total Return/(g) (h)/..................          18.08%/(i)/   (15.26)%      (33.00)%    (1.08)%      29.71 %   14.32 %
                                        ==============       ========      ========   ========      ========  ========

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/..........................          0.97 %/(k)/    0.94 %        0.90 %     0.87 %        0.97 %    0.96 %
Net investment income/(j)/.............          1.11 %/(k)/    0.58 %        0.55 %     2.28 %        0.54 %    0.91 %
Waiver/reimbursement...................          0.25 %/(k)/    0.27 %        0.26 %     0.25 %        0.25 %    0.25 %
Portfolio turnover rate................            66 %/(i)/     110 %          60 %       50 %          45 %      49 %
Net assets, end of period (000's)......       $346,889       $374,119      $524,704   $912,555      $501,776  $345,692

-------------------
(a) On October 13, 2003, the Liberty International Equity Fund was redesignated the Columbia International Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy International Equity Fund, Trust shares were redesignated Liberty International Equity Fund, Class Z shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, $0.04, $0.04, $0.45, $0.06 and
    $0.10, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Had the Advisor and /or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Large Cap Core Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    PERIOD ENDED                         YEAR ENDED OCTOBER 31,
                                                   SEPTEMBER 30,        ---------------------------------------------------
                                                   2003 (A)(B)(C)            2002           2001          2000       1999 (D)
CLASS A SHARES                                     --------------       -------        -------        ------       --------
Net Asset Value, Beginning of Period..............         $10.08       $ 12.74        $ 16.41        $16.00         $14.88
                                                   --------------       -------        -------        ------       --------
Income from Investment Operations:
Net investment income/(e)/........................           0.03/(f)/     0.03/(f)/      0.02          0.04           0.11/(f)/
Net realized and unrealized gain (loss) on
 investments......................................           1.16         (2.23)         (2.38)         1.34           2.03
                                                   --------------       -------        -------        ------       --------
Total from Investment Operations..................           1.19         (2.20)         (2.36)         1.38           2.14
                                                   --------------       -------        -------        ------       --------
Less Distributions Declared to Shareholders:
From net investment income........................          (0.05)        (0.02)         (0.03)        (0.06)         (0.11)
In excess of net investment income................             --            --             --/(g)/       --             --
From net realized gains...........................             --         (0.44)         (1.28)        (0.91)         (0.91)
                                                   --------------       -------        -------        ------       --------
Total Distributions Declared to Shareholders......          (0.05)        (0.46)         (1.31)        (0.97)         (1.02)
                                                   --------------       -------        -------        ------       --------
Net Asset Value, End of Period....................         $11.22       $ 10.08        $ 12.74        $16.41         $16.00
                                                   ==============       =======        =======        ======       ========

Total Return/(h)/.................................          11.82%/(i)/  (18.14)%/(j)/  (15.34)%/(j)/   9.27%/(j)/    14.81%/(j)/
                                                   ==============       =======        =======        ======       ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(k)/.....................................           1.48%/(l)/    1.28%          1.19%         1.14%          1.15%
Net investment income/(k)/........................           0.37%/(l)/    0.25%          0.22%         0.30%          0.66%
Waiver/reimbursement..............................             --          0.24%          0.03%         0.10%          0.15%
Portfolio turnover rate...........................             55%/(i)/      13%            19%           42%            20%
Net assets, end of period (000's).................         $7,570       $    15        $    60        $  156         $  150

-------------------
(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.
(d) The Fund began issuing Prime A shares on November 1, 1998.
(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.04 $0.01, $0.02, $0.03 and $0.09,
    respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Rounds to less than $0.01.
(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i) Not annualized.
(j) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Core Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        PERIOD ENDED                          YEAR ENDED OCTOBER 31,
                                                       SEPTEMBER 30,         ------------------------------------------
                                                       2003 (A)(B)(C)             2002           2001          2000
CLASS B SHARES                                         --------------        -------        -------        ------
Net Asset Value, Beginning of Period..................         $ 9.90        $ 12.59        $ 16.32        $15.97
                                                       --------------        -------        -------        ------
Income from Investment Operations:
Net investment loss/(e)/..............................          (0.04)/(f)/    (0.06)/(f)/    (0.07)        (0.07)
Net realized and unrealized gain (loss) on investments           1.14          (2.19)         (2.38)         1.33
                                                       --------------        -------        -------        ------
Total from Investment Operations......................           1.10          (2.25)         (2.45)         1.26
                                                       --------------        -------        -------        ------
Less Distributions Declared to Shareholders:
From net investment income............................          (0.01)            --             --            --
From net realized gains...............................             --          (0.44)         (1.28)        (0.91)
                                                       --------------        -------        -------        ------
Total Distributions Declared to Shareholders..........          (0.01)         (0.44)         (1.28)        (0.91)
                                                       --------------        -------        -------        ------
Net Asset Value, End of Period........................         $10.99        $  9.90        $ 12.59        $16.32
                                                       ==============        =======        =======        ======

Total Return/(g)/.....................................          11.12%/(h)/   (18.75)%/(i)/  (15.95)%/(i)/   8.38%/(i)/
                                                       ==============        =======        =======        ======

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.........................................           2.19%/(k)/     2.02%          1.96%         1.89%
Net investment loss/(j)/..............................          (0.38)%/(k)/   (0.49)%        (0.55)%       (0.45)%
Waiver/reimbursement..................................             --           0.02%          0.04%         0.18%
Portfolio turnover rate...............................             55%/(h)/       13%            19%           42%
Net assets, end of period (000's).....................         $1,755        $    55        $   109        $  129

                                                       ---------
                                                         1999 (D)
CLASS B SHARES                                         --------
Net Asset Value, Beginning of Period..................   $14.88
                                                       --------
Income from Investment Operations:
Net investment loss/(e)/..............................    (0.01)/(f)/
Net realized and unrealized gain (loss) on investments     2.03
                                                       --------
Total from Investment Operations......................     2.02
                                                       --------
Less Distributions Declared to Shareholders:
From net investment income............................    (0.02)
From net realized gains...............................    (0.91)
                                                       --------
Total Distributions Declared to Shareholders..........    (0.93)
                                                       --------
Net Asset Value, End of Period........................   $15.97
                                                       ========

Total Return/(g)/.....................................    13.98%/(i)/
                                                       ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.........................................     1.90%
Net investment loss/(j)/..............................    (0.09)%
Waiver/reimbursement..................................     0.27%
Portfolio turnover rate...............................       20%
Net assets, end of period (000's).....................   $  129

-------------------
(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class B shares.
(d) The Fund began issuing Prime B shares on November 1, 1998.
(e) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.03), $(0.06), $(0.07), $(0.10) and $(0.05),
    respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Core Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                          PERIOD ENDED
                                                         SEPTEMBER 30,
                                                         2003 (A)(B)(C)
      CLASS C SHARES                                     --------------
      Net Asset Value, Beginning of Period..............         $10.21
                                                         --------------
      Income from Investment Operations:
      Net investment loss/(d)/..........................          (0.04)
      Net realized and unrealized gain on investments...           0.83
                                                         --------------
      Total from Investment Operations..................           0.79
                                                         --------------
      Less Distributions Declared to Shareholders:
      From net investment income........................          (0.01)
                                                         --------------
      Net Asset Value, End of Period....................         $10.99
                                                         ==============

      Total Return/(e)(f)/..............................           7.74%
                                                         ==============

      Ratios to Average Net Assets/Supplemental Data:
      Expenses/(g)(h)/..................................           2.18%
      Net investment loss/(g)(h) /......................          (0.42)%
      Portfolio turnover rate/(f)/......................             55%
      Net assets, end of period (000's).................         $  223

-------------------
(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Core Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                             PERIOD ENDED                              YEAR ENDED OCTOBER 31,
                                            SEPTEMBER 30,           --------------------------------------------------------
                                            2003 (A)(B)(C)               2002        2001      2000        1999          1998
CLASS G SHARES                             --------------           -------        -------   -------   -------       -------
Net Asset Value, Beginning of Period......        $  9.82           $ 12.50        $ 16.23   $ 15.90   $ 14.83       $ 16.23
                                           --------------           -------        -------   -------   -------       -------
Income from Investment Operations:
Net investment loss/(d)/..................          (0.02)/(e)/       (0.06)/(e)/    (0.09)    (0.10)    (0.04)/(e)/      --/(f)/
Net realized and unrealized gain (loss) on
 investments..............................           1.10             (2.18)         (2.36)     1.34      2.02          1.31
                                           --------------           -------        -------   -------   -------       -------
Total from Investment Operations..........           1.08             (2.24)         (2.45)     1.24      1.98          1.31
                                           --------------           -------        -------   -------   -------       -------
Less Distributions Declared to
 Shareholders:
In excess of net investment income........          (0.01)               --             --        --        --         (0.03)
From net realized gains...................             --             (0.44)         (1.28)    (0.91)    (0.91)        (2.68)
                                           --------------           -------        -------   -------   -------       -------
Total Distributions Declared to
 Shareholders.............................          (0.01)            (0.44)         (1.28)    (0.91)    (0.91)        (2.71)
                                           --------------           -------        -------   -------   -------       -------
Net Asset Value, End of Period............        $ 10.89           $  9.82        $ 12.50   $ 16.23   $ 15.90       $ 14.83
                                           ==============           =======        =======   =======   =======       =======

Total Return/(g)/.........................          11.00%/(h) (i)/  (18.80)%/(i)/  (16.11)%    8.35%    13.72%/(i)/    9.09%
                                           ==============           =======        =======   =======   =======       =======

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/.............................           2.19%/(k)/        2.08%          2.05%     2.04%     2.03%         2.02%
Net investment loss/(j)/..................          (0.28)%/(k)/      (0.55)%        (0.64)%   (0.60)%   (0.22)%        0.01%
Waiver/reimbursement......................           0.05%/(k)/        0.02%            --        --      0.01%           --
Portfolio turnover rate...................             55%/(h)/          13%            19%       42%       20%           38%
Net assets, end of period (000's).........        $28,917           $31,407        $48,512   $61,857   $62,366       $53,216

-------------------
(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.02), $(0.07), $(0.09), $(0.10), $(0.04)
    and $0.00, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Core Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            PERIOD ENDED                                   YEAR ENDED OCTOBER 31,
                                           SEPTEMBER 30,        -------------------------------------------------------------
                                           2003 (A)(B)(C)            2002            2001            2000           1999
CLASS T SHARES                             --------------       --------        --------        --------       --------
Net Asset Value, Beginning of Period......       $  10.05       $  12.70        $  16.37        $  15.98       $  14.87
                                           --------------       --------        --------        --------       --------
Income from Investment Operations:
Net investment income/(d)/................           0.04/(e)/      0.02/(e)/       0.02            0.02           0.08/(e)/
Net realized and unrealized gain (loss) on
 investments..............................           1.14          (2.22)          (2.39)           1.33           2.02
                                           --------------       --------        --------        --------       --------
Total from Investment Operations..........           1.18          (2.20)          (2.37)           1.35           2.10
                                           --------------       --------        --------        --------       --------
Less Distributions Declared to
 Shareholders:
From net investment income................          (0.05)         (0.01)          (0.02)          (0.05)         (0.08)
In excess of net investment income........             --             --              --/(f)/         --/(f)/        --
From net realized gains...................             --          (0.44)          (1.28)          (0.91)         (0.91)
                                           --------------       --------        --------        --------       --------
Total Distributions Declared to
 Shareholders.............................          (0.05)         (0.45)          (1.30)          (0.96)         (0.99)
                                           --------------       --------        --------        --------       --------
Net Asset Value, End of Period............       $  11.18       $  10.05        $  12.70        $  16.37       $  15.98
                                           ==============       ========        ========        ========       ========

Total Return/(g)/.........................          11.76%/(h)/   (18.16)%/(i)/   (15.46)%/(i)/     9.06%/(i)/    14.56%/(i)/
                                           ==============       ========        ========        ========       ========

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/.............................           1.46%/(k)/     1.35%           1.34%           1.28%          1.28%
Net investment income/(j)/................           0.45%/(k)/     0.18%           0.07%           0.16%          0.53%
Waiver/reimbursement......................             --           0.01%           0.02%           0.09%          0.10%
Portfolio turnover rate...................             55%/(h)/       13%             19%             42%            20%
Net assets, end of period (000's).........       $185,938       $180,269        $259,884        $217,423       $232,110

                                           ---------
                                                1998
CLASS T SHARES                             --------
Net Asset Value, Beginning of Period...... $  16.24
                                           --------
Income from Investment Operations:
Net investment income/(d)/................     0.12
Net realized and unrealized gain (loss) on
 investments..............................     1.32
                                           --------
Total from Investment Operations..........     1.44
                                           --------
Less Distributions Declared to
 Shareholders:
From net investment income................    (0.13)
In excess of net investment income........       --
From net realized gains...................    (2.68)
                                           --------
Total Distributions Declared to
 Shareholders.............................    (2.81)
                                           --------
Net Asset Value, End of Period............ $  14.87
                                           ========

Total Return/(g)/.........................     9.93%/(i)/
                                           ========

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/.............................     1.28%
Net investment income/(j)/................     0.75%
Waiver/reimbursement......................     0.07%
Portfolio turnover rate...................       38%
Net assets, end of period (000's)......... $214,110

-------------------
(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.04, $0.02, $0.02, $0.01, $0.07 and
    $0.10, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Large Cap Core Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                          PERIOD ENDED                              YEAR ENDED OCTOBER 31,
                                         SEPTEMBER 30,        ------------------------------------------------------------------
                                         2003 (A)(B)(C)            2002           2001          2000          1999        1998
CLASS Z SHARES                           --------------       --------        --------      --------      --------      --------
Net Asset Value, Beginning of Period....       $  10.11       $  12.77        $  16.43      $  16.02      $  14.90      $  16.28
                                         --------------       --------        --------      --------      --------      --------
Income from Investment Operations:
Net investment income/(d)/..............           0.08/(e)/      0.07/(e)/       0.06          0.08          0.13/(e)/     0.15
Net realized and unrealized gain (loss)
 on investments.........................           1.15          (2.23)          (2.39)         1.32          2.02          1.31
                                         --------------       --------        --------      --------      --------      --------
Total from Investment Operations........           1.23          (2.16)          (2.33)         1.40          2.15          1.46
                                         --------------       --------        --------      --------      --------      --------
Less Distributions Declared to
 Shareholders:
From net investment income..............          (0.09)         (0.06)          (0.05)        (0.08)        (0.12)        (0.16)
In excess of net investment income......             --             --              --/(f)/       --/(f)/       --            --
From net realized gains.................             --          (0.44)          (1.28)        (0.91)        (0.91)        (2.68)
                                         --------------       --------        --------      --------      --------      --------
Total Distributions Declared to
 Shareholders...........................          (0.09)         (0.50)          (1.33)        (0.99)        (1.03)        (2.84)
                                         --------------       --------        --------      --------      --------      --------
Net Asset Value, End of Period..........       $  11.25       $  10.11        $  12.77      $  16.43      $  16.02      $  14.90
                                         ==============       ========        ========      ========      ========      ========

Total Return/(g)/.......................          12.20%/(h)/   (17.85)%/(i)/   (15.12)%        9.38%        14.85%        10.10%
                                         ==============       ========        ========      ========      ========      ========

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/...........................           1.03%/(k)/     0.97%           0.97%         1.00%         1.05%         1.03%
Net investment income/(j)/..............           0.89%/(k)/     0.56%           0.44%         0.44%         0.76%         1.00%
Waiver/reimbursement....................             --           0.03%             --            --            --            --
Portfolio turnover rate.................             55%/(h)/       13%             19%           42%           20%           38%
Net assets, end of period (000's).......       $190,195       $340,496        $460,302      $678,398      $309,106      $254,060

-------------------
(a) On October 13, 2003, the Liberty Large Cap Core Fund was redesignated the Columbia Large Cap Core Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, $0.06, $0.06, $0.08, $0.13 and
    $0.15, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Small Cap Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        PERIOD ENDED                     YEAR ENDED OCTOBER 31,
                                                       SEPTEMBER 30,         ---------------------------------------------
                                                       2003 (A)(B)(C)            2002        2001        2000     1999 (D)
CLASS A SHARES                                         --------------        ------       ------      ------      --------
Net Asset Value, Beginning of Period..................        $ 12.64        $14.05       $14.33      $13.04        $13.59
                                                       --------------        ------       ------      ------      --------
Income from Investment Operations:
Net investment income (loss)/(e)/.....................          (0.04)/(f)/   (0.03)/(f)/   0.02/(f)/   0.05/(f)/     0.03
Net realized and unrealized (gain) loss on investments           3.35         (0.07)        1.61        2.64          0.73
                                                       --------------        ------       ------      ------      --------
Total from Investment Operations......................           3.31         (0.10)        1.63        2.69          0.76
                                                       --------------        ------       ------      ------      --------
Less Distributions Declared to Shareholders:
From net investment income............................             --            --        (0.04)      (0.04)        (0.04)
From net realized gains...............................          (0.65)        (1.31)       (1.87)      (1.36)        (1.27)
                                                       --------------        ------       ------      ------      --------
Total Distributions Declared to Shareholders..........          (0.65)        (1.31)       (1.91)      (1.40)        (1.31)
                                                       --------------        ------       ------      ------      --------
Net Asset Value, End of Period........................        $ 15.30        $12.64       $14.05      $14.33        $13.04
                                                       ==============        ======       ======      ======      ========

Total Return/(g) (h)/.................................          27.25%/(i)/   (1.73)%      12.87%      22.26%         5.80%
                                                       ==============        ======       ======      ======      ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.........................................           1.22%/(k)/   1.29 %       1.23 %      1.16 %        1.18 %
Net investment income (loss)/(j)/.....................          (0.28)%/(k)/  (0.19)%      0.17 %       0.36%         0.26%
Waiver/reimbursement..................................           0.02%/(k)/    0.01%        0.04%       0.16%         0.22%
Portfolio turnover rate...............................            19 %/(i)/     23 %         46 %        43 %          42 %
Net assets, end of period (000's).....................        $57,462        $  210       $  168      $  189        $  175

-------------------
(a) On October 13, 2003, the Liberty Small Cap Fund was redesignated the Columbia Small Cap Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.
(d) The Fund began offering Prime A shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.04), $(0.03), $0.02, $0.03
    and $0.00, respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Small Cap Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        PERIOD ENDED                             YEAR ENDED OCTOBER 31,
                                                       SEPTEMBER 30,         --------------------------------------------------
                                                       2003 (A)(B)(C)              2002             2001             2000
CLASS B SHARES                                         --------------        ----------       ----------       ----------
Net Asset Value, Beginning of Period..................        $ 12.31        $    13.82       $    14.19       $    12.98
                                                       --------------        ----------       ----------       ----------
Income from Investment Operations:
Net investment loss/(e)/..............................          (0.15)/(f)/       (0.14)/(f)/      (0.10)/(f)/      (0.05)/(f)/
Net realized and unrealized (gain) loss on investments           3.24             (0.06)            1.60             2.62
                                                       --------------        ----------       ----------       ----------
Total from Investment Operations......................           3.09             (0.20)            1.50             2.57
                                                       --------------        ----------       ----------       ----------
Less Distributions Declared to Shareholders:
From net investment income............................             --                --               --               --
From net realized gains...............................          (0.65)            (1.31)           (1.87)           (1.36)
                                                       --------------        ----------       ----------       ----------
Total Distributions Declared to Shareholders..........          (0.65)            (1.31)           (1.87)           (1.36)
                                                       --------------        ----------       ----------       ----------
Net Asset Value, End of Period........................        $ 14.75        $    12.31       $    13.82       $    14.19
                                                       ==============        ==========       ==========       ==========

Total Return/(g) (h)/.................................          26.14%/(i)/       (2.55)%          11.91%           21.46%
                                                       ==============        ==========       ==========       ==========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.........................................           2.10%/(k)/       2.12 %            2.08%           1.93 %
Net investment loss/(j)/..............................          (1.14)%/(k)/      (1.02)%          (0.68)%          (0.41)%
Waiver/reimbursement..................................           0.02%/(k)/       0.01 %            0.07%            0.53%
Portfolio turnover rate...............................             19%/(i)/         23 %             46 %             43 %
Net assets, end of period (000's).....................        $11,122        $      282       $      198       $      170

                                                       -----------
                                                         1999 (D)
CLASS B SHARES                                         ----------
Net Asset Value, Beginning of Period.................. $    13.59
                                                       ----------
Income from Investment Operations:
Net investment loss/(e)/..............................      (0.05)
Net realized and unrealized (gain) loss on investments       0.71
                                                       ----------
Total from Investment Operations......................       0.66
                                                       ----------
Less Distributions Declared to Shareholders:
From net investment income............................         --
From net realized gains...............................      (1.27)
                                                       ----------
Total Distributions Declared to Shareholders..........      (1.27)
                                                       ----------
Net Asset Value, End of Period........................ $    12.98
                                                       ==========

Total Return/(g) (h)/.................................       4.96%
                                                       ==========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(j)/.........................................      1.93 %
Net investment loss/(j)/..............................      (0.49)%
Waiver/reimbursement..................................       0.56%
Portfolio turnover rate...............................        42 %
Net assets, end of period (000's)..................... $      190

-------------------
(a) On October 13, 2003, the Liberty Small Cap Fund was redesignated the Columbia Small Cap Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.
(d) The Fund began offering Prime B shares on November 1, 1998.
(e) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, and 1999 was $(0.15), $(0.14), $(0.11), $(0.13) and $(0.10),
    respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Small Cap Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                            PERIOD
                                                            ENDED
                                                        SEPTEMBER 30,
                                                        2003 (A)(B)(C)
        CLASS C SHARES                                  --------------
        Net Asset Value, Beginning of Period...........        $ 12.55
                                                        --------------
        Income from Investment Operations:
        Net investment loss/(d) (e)/...................          (0.14)
        Net realized and unrealized gain on investments           3.01
                                                        --------------
        Total from Investment Operations...............           2.87
                                                        --------------
        Less Distributions Declared to Shareholders:
        From net realized gains........................          (0.65)
                                                        --------------
        Net Asset Value, End of Period.................        $ 14.77
                                                        ==============

        Total Return/(f) (g) (h)/......................          23.90%
                                                        ==============

        Ratios to Average Net Assets/Supplemental Data:
        Expenses/(i) (j)/..............................          2.03 %
        Net investment income (loss)/(i) (j)/..........          (1.10)%
        Waiver/reimbursement/(i) (j)/..................          0.02 %
        Portfolio turnover rate/(h)/...................            19 %
        Net assets, end of period (000's)..............        $12,670

-------------------
(a) On October 13, 2003, the Liberty Small Cap Fund was redesignated the Columbia Small Cap Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 was $(0.14).
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                      See Notes to Financial Statements.

Columbia Small Cap Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            PERIOD ENDED                          YEAR ENDED OCTOBER 31,
                           SEPTEMBER 30,          ------------------------------------------------
                           2003 (A)(B)(C)             2002          2001         2000       1999 (D)
CLASS G SHARES            --------------          ------        ------       ------       --------
Net Asset Value,
 Beginning of Period.....        $ 12.22          $13.72        $14.13       $12.96         $13.59
                          --------------          ------        ------       ------       --------
Income from Investment
 Operations:
Net investment loss/(e)/.          (0.12)/(f)/     (0.14)/(f)/   (0.11)/(f)/  (0.10)/(f)/    (0.04)
Net realized and
 unrealized gain (loss)
 on investments..........           3.18           (0.05)         1.57         2.63           0.68
                          --------------          ------        ------       ------       --------
Total from Investment
 Operations..............           3.06           (0.19)         1.46         2.53           0.64
                          --------------          ------        ------       ------       --------
Less Distributions
 Declared to
 Shareholders:
From net investment
 income..................             --              --            --           --             --
From net realized gains..          (0.65)          (1.31)        (1.87)       (1.36)         (1.27)
                          --------------          ------        ------       ------       --------
Total Distributions
 Declared to Shareholders          (0.65)          (1.31)        (1.87)       (1.36)         (1.27)
                          --------------          ------        ------       ------       --------
Net Asset Value, End of
 Period..................        $ 14.63          $12.22        $13.72       $14.13         $12.96
                          ==============          ======        ======       ======       ========

Total Return/(g)/........          26.09%/(h)(i)/  (2.49)%/(i)/  11.73%       21.06%/(i)/     4.80%/(i)/
                          ==============          ======        ======       ======       ========

Ratios to Average Net
 Assets/Supplemental
 Data:
Expenses/(j)/............           2.10%/(k)/     2.12 %        2.21 %       2.23 %         2.10 %
Net investment loss/(j)/.          (1.03)%/(k)/    (1.02)%       (0.80)%      (0.71)%        (0.66)%
Waiver/reimbursement.....           0.02%/(k)/     0.01 %           --        0.18 %          0.78%
Portfolio turnover rate..            19 %/(h)/       23 %          46 %         43 %           42 %
Net assets, end of
 period (000's)..........        $10,353          $9,046        $5,278       $2,838         $1,637

-------------------
(a) On October 13, 2003, the Liberty Small Cap Fund was redesignated the Columbia Small Cap Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.
(d) The Fund began offering Retail B shares on November 1, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, and 1999 was $(0.12), $(0.14), $(0.11),
    $(0.12) and $(0.09), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Small Cap Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                        PERIOD ENDED                                     YEAR ENDED OCTOBER 31,
                       SEPTEMBER 30,          ---------------------------------------------------------------------
                       2003 (A)(B)(C)              2002             2001            2000          1999           1998
CLASS T SHARES       --------------           --------        --------          -------       -------       -------
Net Asset Value,
 Beginning of Period       $  12.55           $  13.96        $  14.25          $ 12.98       $ 13.53       $ 18.29
                     --------------           --------        --------          -------       -------       -------
Income from
 Investment
 Operations:
Net investment
 income (loss)/(d)/.          (0.03)/(e)/        (0.03)/(e)/       -- /(e) (f)/    0.01/(e)/     0.02          0.08
Net realized and
 unrealized gain
 (loss) on
 investments........           3.29              (0.07)           1.59             2.63          0.73         (2.08)
                     --------------           --------        --------          -------       -------       -------
Total from
 Investment
 Operations.........           3.26              (0.10)           1.59             2.64          0.75         (2.00)
                     --------------           --------        --------          -------       -------       -------
Less Distributions
 Declared to
 Shareholders:
From net investment
 income.............             --                 --           (0.01)           (0.01)        (0.03)        (0.08)
From net realized
 gains..............          (0.65)             (1.31)          (1.87)           (1.36)        (1.27)        (2.68)
                     --------------           --------        --------          -------       -------       -------
Total Distributions
 Declared to
 Shareholders.......          (0.65)             (1.31)          (1.88)           (1.37)        (1.30)        (2.76)
                     --------------           --------        --------          -------       -------       -------
Net Asset Value,
 End of Period......       $  15.16           $  12.55        $  13.96          $ 14.25       $ 12.98       $ 13.53
                     ==============           ========        ========          =======       =======       =======

Total Return/(g)/...          27.03%/(h) (i)/    (1.75)%/(h)/   12.66 %           21.96%/(h)/    5.68%/(h)/  (12.52)%/(h)/
                     ==============           ========        ========          =======       =======       =======

Ratios to Average
 Net Assets/
 Supplemental Data:
Expenses/(j)/.......           1.34%/(k)/        1.33 %          1.42 %           1.44 %        1.31 %        1.31 %
Net investment
 income (loss)/(j)/.          (0.26)%/(k)/       (0.23)%         (0.02)%          0.08 %        0.13 %        0.38 %
Waiver/reimbursement           0.02%/(k)/        0.01 %             --            0.11 %        0.28 %        0.14 %
Portfolio turnover
 rate...............            19 %/(i)/          23 %            46 %             43 %          42 %          33 %
Net assets, end of
 period (000's).....       $134,455           $115,468        $100,159          $87,457       $80,870       $87,781

-------------------
(a) On October 13, 2003, the Liberty Small Cap Fund was redesignated the Columbia Small Cap Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Liberty Small Cap Fund, Class T shares.
(d) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.03), $(0.03), $0.00,
    $0.00, $(0.02) and $0.05, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Small Cap Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                       PERIOD ENDED                               YEAR ENDED OCTOBER 31,
                                      SEPTEMBER 30,          --------------------------------------------------------------
                                      2003 (A)(B)(C)              2002           2001          2000        1999       1998
CLASS Z SHARES                      --------------           --------        --------      --------      --------  --------
Net Asset Value, Beginning of
 Period............................       $  12.75           $  14.11        $  14.38      $  13.07      $  13.61  $  18.37
                                    --------------           --------        --------      --------      --------  --------
Income from Investment Operations:
Net investment income/(d)/.........           0.02/(e)/          0.03/(e)/       0.07/(e)/     0.08/(e)/     0.05      0.11
Net realized and unrealized gain
 (loss) on investments.............           3.34              (0.07)           1.60          2.65          0.74     (2.06)
                                    --------------           --------        --------      --------      --------  --------
Total from Investment Operations...           3.36              (0.04)           1.67          2.73          0.79     (1.95)
                                    --------------           --------        --------      --------      --------  --------
Less Distributions Declared to
 Shareholders:
From net investment income.........          (0.01)             (0.01)          (0.07)        (0.06)        (0.06)    (0.13)
From net realized gains............          (0.65)             (1.31)          (1.87)        (1.36)        (1.27)    (2.68)
                                    --------------           --------        --------      --------      --------  --------
Total Distributions Declared to
 Shareholders......................          (0.66)             (1.32)          (1.94)        (1.42)        (1.33)    (2.81)
                                    --------------           --------        --------      --------      --------  --------
Net Asset Value, End of Period.....       $  15.45           $  12.75        $  14.11      $  14.38      $  13.07  $  13.61
                                    ==============           ========        ========      ========      ========  ========

Total Return/(f)/..................          27.44%/(g) (h)/    (1.26)%/(g)/   13.20 %       22.62 %        6.02 %   (12.07)%
                                    ==============           ========        ========      ========      ========  ========

Ratios to Average Net
 Assets/Supplemental Data:
Expenses/(i)/......................           0.92%/(j)/        0.90 %          0.92 %        0.94 %        0.97 %    0.96 %
Net investment income/(i)/.........           0.14%/(j)/        0.20 %          0.48 %        0.58 %        0.47 %    0.73 %
Waiver/reimbursement...............           0.02%/(j)/        0.01 %             --            --            --        --
Portfolio turnover rate............             19%/(h)/          23 %            46 %          43 %          42 %      33 %
Net assets, end of period (000's)..       $789,666           $485,197        $425,687      $332,703      $255,268  $202,385

-------------------
(a) On October 13, 2003, the Liberty Small Cap Fund was redesignated the Columbia Small Cap Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.
(d) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.02, $0.03, $0.07, $0.08, $0.05 and
    $0.11, respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Small Company Equity Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                         PERIOD ENDED
                                                        SEPTEMBER 30,
                                                        2003 (A)(B)(C)
        CLASS A SHARES                                  --------------
        Net Asset Value, Beginning of Period...........         $11.74
                                                        --------------
        Income from Investment Operations:
        Net investment loss/(d)/.......................          (0.17)
        Net realized and unrealized gain on investments           2.53
                                                        --------------
        Total from Investment Operations...............           2.36
                                                        --------------
        Net Asset Value, End of Period.................         $14.10
                                                        --------------

        Total Return/(e) (f)/..........................          20.10%
                                                        ==============

        Ratios to Average Net Assets/Supplemental Data:
        Expenses/(g) (h)/..............................           1.62%
        Net investment loss/(g) (h)/...................          (1.42)%
        Portfolio turnover rate/(f)/...................            123%
        Net assets, end of period (000's)..............         $  384

-------------------
(a) On October 13, 2003, the Liberty Small Company Equity Fund was redesignated the Columbia Small Company Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                      See Notes to Financial Statements.

Columbia Small Company Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                         PERIOD ENDED
                                                        SEPTEMBER 30,
                                                        2003 (A)(B)(C)
        CLASS B SHARES                                  --------------
        Net Asset Value, Beginning of Period...........         $11.13
                                                        --------------
        Income from Investment Operations:
        Net investment loss/(d)/.......................          (0.25)
        Net realized and unrealized gain on investments           2.38
                                                        --------------
        Total from Investment Operations...............           2.13
                                                        --------------
        Net Asset Value, End of Period.................         $13.26
                                                        ==============

        Total Return/(e) (f)/..........................          19.14%
                                                        ==============

        Ratios to Average Net Assets/Supplemental Data:
        Expenses/(g) (h)/..............................           2.47%
        Net investment loss/(g) (h)/...................          (2.24)%
        Portfolio turnover rate/(f)/...................            123%
        Net assets, end of period (000's)..............         $  203

-------------------
(a) On October 13, 2003, the Liberty Small Company Equity Fund was redesignated the Columbia Small Company Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                      See Notes to Financial Statements.

Columbia Small Company Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                         PERIOD ENDED
                                                        SEPTEMBER 30,
                                                        2003 (A)(B)(C)
        CLASS C SHARES                                  --------------
        Net Asset Value, Beginning of Period...........         $11.13
                                                        --------------
        Income from Investment Operations:
        Net investment loss/(d)/.......................          (0.29)
        Net realized and unrealized gain on investments           2.38
                                                        --------------
        Total from Investment Operations...............           2.09
                                                        --------------
        Net Asset Value, End of Period.................         $13.22
                                                        ==============

        Total Return/(e)(f)/...........................          18.78%
                                                        ==============

        Ratios to Average Net Assets/Supplemental Data:
        Expenses/(g)(h)/...............................           2.84%
        Net investment loss/(g)(h)/....................          (2.59)%
        Portfolio turnover rate/(f)/...................           123 %
        Net assets, end of period (000's)..............         $   56

-------------------
(a) On October 13, 2003, the Liberty Small Company Equity Fund was redesignated the Columbia Small Company Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                      See Notes to Financial Statements.

Columbia Small Company Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                PERIOD ENDED                                 YEAR ENDED OCTOBER 31,
                               SEPTEMBER 30,         ---------------------------------------------------------------
                               2003 (A)(B)(C)             2002          2001         2000          1999           1998
CLASS G SHARES                 -------------         -------        -------      -------       -------       -------
Net Asset Value, Beginning of
 Period.......................         $10.65        $ 14.30        $ 21.10      $ 15.31       $ 13.39       $ 20.73
                               --------------        -------        -------      -------       -------       -------
Income from Investment
 Operations:
Net investment loss/(d)/......          (0.25)/(e)/    (0.27)/(e)/    (0.25)       (0.37)        (0.34)        (0.30)
Net realized and unrealized
 gain (loss) on investments...           2.84          (3.38)         (3.15)        6.16          2.26         (4.78)
                               --------------        -------        -------      -------       -------       -------
Total from Investment
 Operations...................           2.59          (3.65)         (3.40)        5.79          1.92         (5.08)
                               --------------        -------        -------      -------       -------       -------
Less Distributions Declared
 to Shareholders:
From net realized gains.......             --             --          (3.40)          --            --         (2.26)
In excess of net realized
 gains........................             --             --             --/(f)/      --            --            --
                               --------------        -------        -------      -------       -------       -------
Total Distributions Declared
 to Shareholders..............             --             --          (3.40)          --            --         (2.26)
                               --------------        -------        -------      -------       -------       -------
Net Asset Value, End of Period         $13.24        $ 10.65        $ 14.30      $ 21.10       $ 15.31       $ 13.39
                               ==============        =======        =======      =======       =======       =======

Total Return/(g)/.............          24.32%/(h)/   (25.52)%/(i)/  (17.66)%      37.82%/(i)/   14.34%/(i)/  (26.72)%/(i)/
                               ==============        =======        =======      =======       =======       =======

Ratios to Average Net
 Assets/Supplemental Data:
Expenses/(j)/.................           2.53%/(k)/     2.29%          2.25%        2.24%         2.16%         2.11%
Net investment loss/(j)/......          (2.34)%/(k)/   (1.97)%        (1.74)%      (1.79)%       (2.04)%       (1.78)%
Waiver/reimbursement..........             --           0.03%            --         0.01%         0.16%         0.05%
Portfolio turnover rate.......            123%/(h)/       96%            75%          91%          105%           78%
Net assets, end of period
 (000's)......................         $6,651        $ 9,148        $15,190      $18,936       $12,212       $12,565

-------------------
(a) On October 13, 2003, the Liberty Small Company Equity Fund was redesignated the Columbia Small Company Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Liberty Small Company Equity Fund, Class G shares.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.25), $(0.27), $(0.25), $(0.38), $(0.37)
    and $(0.30), respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Not annualized.
(i) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Small Company Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                          PERIOD ENDED                                YEAR ENDED OCTOBER 31,
                                         SEPTEMBER 30,          ----------------------------------------------------
                                         2003 (A)(B)(C)              2002          2001        2000        1999
CLASS T SHARES                          --------------          -------        -------      --------   -------
Net Asset Value, Beginning of Period...        $ 11.23          $ 14.95        $ 21.75      $  15.66   $ 13.63
                                        --------------          -------        -------      --------   -------
Income from Investment Operations:
Net investment loss/(d)/...............          (0.15)/(e)/      (0.16)/(e)/    (0.17)        (0.22)    (0.23)
Net realized and unrealized gain (loss)
 on investments........................           3.01            (3.56)         (3.23)         6.31      2.26
                                        --------------          -------        -------      --------   -------
Total from Investment Operations.......           2.86            (3.72)         (3.40)         6.09      2.03
                                        --------------          -------        -------      --------   -------
Less Distributions Declared to
 Shareholders:
From net realized gains................             --               --          (3.40)           --        --
In excess of net realized gains........             --               --             --/(f)/       --        --
                                        --------------          -------        -------      --------   -------
Total Distributions Declared to
 Shareholders..........................             --               --          (3.40)           --        --
                                        --------------          -------        -------      --------   -------
Net Asset Value, End of Period.........        $ 14.09          $ 11.23        $ 14.95      $  21.75   $ 15.66
                                        ==============          =======        =======      ========   =======

Total Return/(g)/......................          25.47%/(h)(i)/  (24.88)%/(i)/  (17.03)%       38.89%    14.89%/(i)/
                                        ==============          =======        =======      ========   =======

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/..........................           1.54%/(k)/       1.46%          1.42%         1.44%     1.53%
Net investment loss/(j)/...............          (1.35)%/(k)/     (1.14)%        (0.91)%       (0.99)%   (1.41)%
Waiver/reimbursement...................           0.05%/(k)/       0.03%            --            --      0.01%
Portfolio turnover rate................            123%/(h)/         96%            75%           91%      105%
Net assets, end of period (000's)......        $66,780          $57,537        $84,332      $125,427   $87,921

                                        --------
                                             1998
CLASS T SHARES                          -------
Net Asset Value, Beginning of Period... $ 20.94
                                        -------
Income from Investment Operations:
Net investment loss/(d)/...............   (0.19)
Net realized and unrealized gain (loss)
 on investments........................   (4.86)
                                        -------
Total from Investment Operations.......   (5.05)
                                        -------
Less Distributions Declared to
 Shareholders:
From net realized gains................   (2.26)
In excess of net realized gains........      --
                                        -------
Total Distributions Declared to
 Shareholders..........................   (2.26)
                                        -------
Net Asset Value, End of Period......... $ 13.63
                                        =======

Total Return/(g)/......................  (26.26)%/(i)/
                                        =======

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/..........................    1.46%
Net investment loss/(j)/...............   (1.13)%
Waiver/reimbursement...................    0.01%
Portfolio turnover rate................      78%
Net assets, end of period (000's)...... $95,831

-------------------
(a) On October 13, 2003, the Liberty Small Company Equity Fund was redesignated the Columbia Small Company Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Liberty Small Company Equity Fund, Class T shares.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.15), $(0.17), $(0.17), $(0.22), $(0.23)
    and $(0.19), respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Not annualized.
(i) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

Columbia Small Company Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         PERIOD ENDED                             YEAR ENDED OCTOBER 31,
                                        SEPTEMBER 30,         ------------------------------------------------------------
                                        2003 (A)(B)(C)             2002           2001         2000       1999       1998
CLASS Z SHARES                          --------------        --------        --------      --------   --------   --------
Net Asset Value, Beginning of Period...       $  11.79        $  15.63        $  22.48      $  16.13   $  13.96   $  21.32
                                        --------------        --------        --------      --------   --------   --------
Income from Investment Operations:
Net investment loss/(d)/...............          (0.11)/(e)/     (0.11)/(e)/     (0.10)        (0.12)     (0.16)     (0.14)
Net realized and unrealized gain (loss)
 on investments........................           3.17           (3.73)          (3.35)         6.47       2.33      (4.96)
                                        --------------        --------        --------      --------   --------   --------
Total from Investment Operations.......           3.06           (3.84)          (3.45)         6.35       2.17      (5.10)
                                        --------------        --------        --------      --------   --------   --------
Less Distributions Declared to
 Shareholders:
From net realized gains................             --              --           (3.40)           --         --      (2.26)
In excess of net realized gains........             --              --              --/(f)/       --         --         --
                                        --------------        --------        --------      --------   --------   --------
Total Distributions Declared to
 Shareholders..........................             --              --           (3.40)           --         --      (2.26)
                                        --------------        --------        --------      --------   --------   --------
Net Asset Value, End of Period.........       $  14.85        $  11.79        $  15.63      $  22.48   $  16.13   $  13.96
                                        ==============        ========        ========      ========   ========   ========

Total Return/(g)/......................          25.95%/(h)/    (24.62)%/(i)/   (16.63)%       39.43%     15.54%    (26.00)%
                                        ==============        ========        ========      ========   ========   ========

Ratios to Average Net Assets/
 Supplemental Data:
Expenses/(j)/..........................           1.12%/(k)/      1.04%           1.03%         1.03%      1.12%     1.09 %
Net investment loss/(j)/...............          (0.93)%/(k)/    (0.72)%         (0.52)%       (0.58)%    (1.00)%    (0.76)%
Waiver/reimbursement...................             --            0.01%             --            --         --         --
Portfolio turnover rate................            123%/(h)/        96%             75%           91%       105%       78 %
Net assets, end of period (000's)......       $293,603        $217,377        $318,414      $422,579   $233,326   $222,675

-------------------
(a) On October 13, 2003, the Liberty Small Company Equity Fund was redesignated the Columbia Small Company Equity Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Trust shares were redesignated Liberty Small Company Equity Fund, Class Z shares.
(d) Net investment loss per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.11), $(0.11), $(0.10), $(0.12), $(0.16)
    and $(0.14), respectively.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Notes to Financial Statements

NOTE 1. ORGANIZATION

 Columbia Asset Allocation Fund ("Asset Allocation Fund"), Columbia Large Cap Growth Fund ("Large Cap Growth Fund"), Columbia Disciplined Value Fund ("Disciplined Value Fund"), Columbia International Equity Fund ("International Equity Fund"), Columbia Large Cap Core Fund ("Large Cap Core Fund"), Columbia Small Cap Fund ("Small Cap Fund"), and Columbia Small Company Equity Fund ("Small Company Equity Fund"), are each a series of the Columbia Funds Trust XI (the "Trust") (individually referred to as a "Fund", collectively the "Funds"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund is the successor to a separate series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust organized on March 31, 1986. The series of Galaxy, to which the Funds succeeded, were reorganized as a separate series of the Trust.

 Effective October 13, 2003, the Liberty Asset Allocation Fund, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty International Equity Fund, Liberty Large Cap Core Fund, Liberty Small Cap Fund, and Liberty Small Company Equity Fund were renamed Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia International Equity Fund, Columbia Large Cap Core Fund, Columbia Small Cap Fund and Columbia Small Company Equity Fund, respectively. Also on this date the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

 Effective February 11, 2003, the Board of Trustees approved a change in the fiscal year end of the Funds from October 31 to September 30.

 Each Fund's investment goal is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. Each Fund currently offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. Class A and Class T shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed on Class A and Class T shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B and Class G shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

 On June 26, 2001, BKB shares of the Galaxy Asset Allocation Fund, Galaxy Growth & Income Fund and Galaxy International Equity Fund were converted into Retail A shares of the same Fund upon a finding by the Board of Trustees of the Trust at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of the BKB Shares.

 As of the end of business on November 15, 2002, the Stein Roe Balanced Fund, a separate series of the Trust, merged into the Trust shares of Galaxy Asset Allocation Fund. The Galaxy Asset Allocation Fund received a tax-free transfer of assets from the Stein Roe Balanced Fund as follows:

                                 NET ASSETS     UNREALIZED
                  SHARES ISSUED   RECEIVED    APPRECIATION/1/
                  -------------   --------    ---------------
                   9,749,490    $127,523,327    $8,523,537

                                NET ASSETS OF NET ASSETS OF
                                  STEIN ROE    GALAXY ASSET
                  NET ASSETS OF   BALANCED      ALLOCATION
                  GALAXY ASSET      FUND           FUND
                   ALLOCATION    IMMEDIATELY   IMMEDIATELY
                  FUND PRIOR TO   PRIOR TO        AFTER
                   COMBINATION   COMBINATION   COMBINATION
                   -----------   -----------   -----------
                  $441,389,479  $127,523,327   $568,912,806

/1/ Unrealized appreciation is included in the Net Assets Received amount shown above.

 Also as of the end of business on November 15, 2002, subsequent to the merger described above, the Galaxy Asset Allocation Fund, previously a fund of Galaxy, was reorganized as the Liberty Asset Allocation Fund. Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

 Also as of the end of business on November 15, 2002, the Galaxy Equity Growth Fund, previously a fund of Galaxy, was reorganized as the Liberty Equity Growth Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

 As of the end of business on November 22, 2002, the Galaxy Equity Value Fund, previously a fund of Galaxy, was reorganized as the Liberty Equity Value Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

 As of the end of business on November 15, 2002, the Galaxy International Equity Fund, previously a fund of Galaxy, was reorganized as the Liberty International Equity Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

 As of the end of business on December 6, 2002, the Galaxy Large Cap Value Fund, Retail A, Retail B and Trust shares merged into the Galaxy Growth & Income Fund, Prime A, Retail B and Trust shares, respectively. The Galaxy Large Cap Value Fund and Galaxy Growth & Income Fund were both previously funds of Galaxy. The Galaxy Growth & Income Fund received a tax-free transfer of assets from Galaxy Large Cap Value Fund as follows:

                    SHARES         NET ASSETS      UNREALIZED
                    ISSUED          RECEIVED     APPRECIATION/1/
                    ------          --------     ---------------
                  8,506,336       $88,215,757      $3,841,144

                                   NET ASSETS      NET ASSETS
                  NET ASSETS           OF              OF
                      OF        GALAXY LARGE CAP GALAXY GROWTH &
                GALAXY GROWTH &    VALUE FUND      INCOME FUND
                  INCOME FUND     IMMEDIATELY      IMMEDIATELY
                   PRIOR TO         PRIOR TO          AFTER
                  COMBINATION     COMBINATION      COMBINATION
                  -----------     -----------      -----------
                 $560,578,780     $88,215,757     $648,794,537

/1/ Unrealized appreciation is included in the Net Assets Received amount shown above.

 Also as of the end of business on December 6, 2002, subsequent to the merger described above, the Galaxy Growth & Income Fund was reorganized as the Liberty Large Cap Core Fund. Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on December 9, 2002.

 As of the end of business on November 15, 2002, the Galaxy Small Cap Value Fund, previously a fund of Galaxy, was reorganized as the Liberty Small Cap Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

 As of the end of business on November 15, 2002, the Galaxy Small Company Equity Fund, previously a fund of Galaxy, was reorganized as the Liberty Small Company Equity Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

 On March 1, 2001, the Board of Trustees of the Galaxy Fund approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of the Pillar Funds by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Pillar Balanced Fund and Pillar International Equity Fund were transferred, in exchange for shares, to the Galaxy Asset Allocation Fund and Galaxy International Equity Fund, respectively. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 27, 2001, following the approval of the reorganization by the Pillar Fund shareholders as follows:

                      SHARES   NET ASSETS    UNREALIZED
                      ISSUED    RECEIVED   APPRECIATION/1/
                      ------    --------   ---------------
                     2,850,389 $44,468,412   $6,132,274

/1/ Unrealized appreciation is included in the Net Assets Received amount shown above.

                                  NET ASSETS     NET ASSETS
                   NET ASSETS         OF             OF
                       OF           PILLAR      GALAXY ASSET
                  GALAXY ASSET   BALANCED FUND ALLOCATION FUND
                 ALLOCATION FUND  IMMEDIATELY    IMMEDIATELY
                    PRIOR TO       PRIOR TO         AFTER
                   COMBINATION    COMBINATION    COMBINATION
                   -----------    -----------    -----------
                  $634,352,052    $44,468,412   $678,820,464

                     SHARES   NET ASSETS    UNREALIZED
                     ISSUED    RECEIVED   DEPRECIATION/1/
                     ------    --------   ---------------
                    2,037,664 $26,104,525       $(3,523,990)

/1/ Unrealized depreciation is included in the Net Assets Received amount shown above.

                                   NET ASSETS           NET ASSETS
              NET ASSETS               OF                   OF
                  OF                 PILLAR        GALAXY INTERNATIONAL
         GALAXY INTERNATIONAL INTERNATIONAL EQUITY     EQUITY FUND
             EQUITY FUND        FUND IMMEDIATELY       IMMEDIATELY
               PRIOR TO             PRIOR TO              AFTER
             COMBINATION          COMBINATION          COMBINATION
             -----------          -----------          -----------
             $675,865,645         $26,104,525          $701,970,170

 The accompanying statements of operations, statements of changes in net assets and financial highlights for these funds represent the historical operations of the Galaxy Asset Allocation Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund, Galaxy Small Cap Value Fund and Galaxy Small Company Equity Fund for periods prior to November 15, 2002, and the Galaxy Equity Value Fund for periods prior to November 22, 2002 and the Galaxy Growth & Income Fund for periods prior to December 6, 2002.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

 Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

 Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. EST. Occasionally, events affecting the values of such securities and such exchange rates may occur subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, these foreign securities will be valued at their fair value. The values of foreign currency exchange rates are not adjusted for such events.

 Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively on all debt securities. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to each Fund based upon its relative net assets. Awards from litigation are recorded as a reduction of cost if the Funds still hold the affected securities on the payment date. If the Funds no longer hold the affected securities, the proceeds are recorded as realized gains.

 Income Recognition. The Trust adopted the provisions of the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies (the "Guide") effective November 1, 2001. The Guide requires investment companies to amortize premiums and discounts on fixed income securities and to adjust interest income by paydown gains and losses on mortgage- and asset-backed securities. Prior to November 1, 2001, the Funds did not amortize premiums and discounts on fixed income securities, however, interest income was adjusted by paydown gains and losses on mortgage-backed and asset-backed securities. Accordingly, those Funds affected recorded a cumulative effect adjustment to reflect the amortization of premiums and discounts and the adjustment of paydown gains and losses. The cumulative effect of this accounting change did not impact the net assets of the Asset Allocation Fund, but resulted in reclassifications as follows:

                                           FOR THE YEAR ENDED
              AT OCTOBER 31, 2001           OCTOBER 31, 2002
            ----------------------- --------------------------------
                                       NET       NET        NET
             UNREALIZED             INVESTMENT REALIZED  UNREALIZED
            APPRECIATION    COST       LOSS      GAIN   DEPRECIATION
            ------------ ---------- ---------- -------- ------------
              $586,321   $(586,321) $(229,372) $387,227  $(157,855)

                              FOR THE PERIOD ENDED
                               SEPTEMBER 30, 2003
                 ----------------------------------------------
                    NET                      NET
                 INVESTMENT NET REALIZED  UNREALIZED   PAID-IN
                    LOSS        GAIN     DEPRECIATION  CAPITAL
                 ---------- ------------ ------------ ---------
                 $(166,094)   $247,697    $(16,736)   $(64,867)

 Forward Foreign Currency Exchange Contracts: The International Equity Fund may enter into forward foreign currency exchange contracts whereby a Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset. Otherwise, gains or losses are recognized on the settlement date.

 Foreign Currency Translation: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

 Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

 Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly for each Fund, with the exception of the International Equity Fund. The International Equity Fund declares and pays dividends annually. Net realized capital gains for each of the Funds, if any, are distributed at least annually.

 Federal Income Taxes: Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

 Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

 Financial Futures Contracts: Certain Funds may invest in financial futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a fund each day, depending on the daily fluctuations in the fair value of the underlying security. A fund recognizes an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying assets. The daily changes in contract value are recorded as unrealized gains or losses, and a fund recognizes the realized gain or loss when the contract is closed.

 Redemption Fees. Effective February 15, 2003, the International Equity Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. For the period February 15, 2003 to September 30, 2003, the redemption fee for Class Z shares amounted to $47,802. This amount, which is retained by the International Equity Fund, is accounted for as an addition to paid-in capital. For the period February 10, 2003 through October 8, 2003, redemption fees were recorded as a component of paid-in capital on Class Z. Effective October 9, 2003, redemption fees are allocated to paid-in capital of each class proportionately for purposes of determining the net asset value of each class.

 Determination of Class Net Asset Values: All income, expenses (other than class specific expenses), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

 Foreign Capital Gains Tax: Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the rate appropriate for each jurisdiction.

NOTE 3. FEDERAL TAX INFORMATION

 Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, straddle deferrals, mark-to-market on futures contracts, foreign currency transactions, net operating losses, REIT return of capital adjustments, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 For the period ended September 30, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                                 UNDISTRIBUTED
                               (OVERDISTRIBUTED) ACCUMULATED
                                NET INVESTMENT   NET REALIZED   PAID-IN
                                 INCOME (LOSS)   GAIN (LOSS)    CAPITAL
                               ----------------- ------------ -----------
     Asset Allocation Fund....    $  (11,643)    $(1,530,907) $ 1,542,550
     Large Cap Growth Fund....            --              (1)           1
     Disciplined Value Fund...         2,075              --       (2,075)
     International Equity Fund      (799,501)        789,501       10,000
     Large Cap Core Fund......          (559)        (15,770)      16,329
     Small Cap Fund...........       305,187      (3,381,424)   3,076,237
     Small Company Equity Fund     3,034,306              --   (3,034,306)

 Net investment income, net realized gains (losses) and net assets were not affected by this reclassification. Included in the reclassification for the Asset Allocation Fund are book-to-tax timing differences totaling $1,477,683 which were acquired as part of the merger. These timing differences are mostly comprised of capital loss carryforwards, wash sales, straddle deferrals and non-deductible expenses.

 The tax character of distributions paid during the period ended September 30, 2003 and the years ended October 31, 2002 and 2001 was as follows:

                                           SEPTEMBER 30, 2003
                                        -------------------------
                                         ORDINARY     LONG-TERM
                                          INCOME    CAPITAL GAINS
                                        ----------- -------------
              Asset Allocation Fund.... $ 8,302,859 $         --
              Large Cap Growth Fund....   2,326,344           --
              International Equity Fund   4,361,724           --
              Large Cap Core Fund......   2,920,950           --
              Small Cap Fund...........   8,797,912   23,723,001

                                            OCTOBER 31, 2002
                                        -------------------------
                                         ORDINARY     LONG-TERM
                                          INCOME    CAPITAL GAINS
                                        ----------- -------------
              Asset Allocation Fund.... $ 8,939,420 $         --
              Disciplined Value Fund...          --   10,519,279
              International Equity Fund  12,204,413           --
              Large Cap Core Fund......   2,339,161   25,685,830
              Small Cap Fund...........   8,625,684   39,447,563

                                            OCTOBER 31, 2001
                                        -------------------------
                                         ORDINARY     LONG-TERM
                                          INCOME    CAPITAL GAINS
                                        ----------- -------------
              Asset Allocation Fund.... $14,900,775 $ 31,247,196
              Large Cap Growth Fund....          --  217,923,248
              Disciplined Value Fund...  33,292,000   37,101,858
              International Equity Fund  28,943,986  106,021,821
              Large Cap Core Fund......   2,663,810   84,112,835
              Small Cap Fund...........  23,596,489   33,921,969
              Small Company Equity Fund          --   83,869,391

 As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                UNDISTRIBUTED UNDISTRIBUTED
                                  ORDINARY      LONG-TERM    UNREALIZED
                                   INCOME     CAPITAL GAINS APPRECIATION*
                                ------------- ------------- -------------
      Asset Allocation Fund....  $1,249,067    $        --   $27,264,187
      Large Cap Growth Fund....     341,082             --    84,735,647
      Disciplined Value Fund...   1,777,312             --    21,380,973
      International Equity Fund   2,898,901             --    45,223,142
      Large Cap Core Fund......     207,171             --    25,264,680
      Small Cap Fund...........   8,460,586     24,470,238    72,150,539
      Small Company Equity Fund          --             --    47,363,020

* The difference between book-basis and tax-basis unrealized appreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales and REIT return of capital adjustments.

 The following capital loss carryforwards, determined as of September 30, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                        ASSET      LARGE CAP   DISCIPLINED
         YEAR OF     ALLOCATION     GROWTH        VALUE
         EXPIRATION     FUND*        FUND         FUND
         ---------- ------------- ------------ ----------- -
           2007.... $    260,595  $         -- $        --
           2008....      330,406            --          --
           2009....           --    41,527,758          --
           2010....   28,548,737    99,339,708  65,721,738
           2011....    5,941,365    22,217,091          --
                    ------------- ------------ -----------
           Total... $ 35,081,103  $163,084,557 $65,721,738
                    ------------- ------------ -----------

                                   LARGE CAP      SMALL       SMALL
         YEAR OF    INTERNATIONAL    CORE          CAP       COMPANY
         EXPIRATION EQUITY FUND*     FUND         FUND     EQUITY FUND
         ---------- ------------- ------------ ----------- ------------
           2008.... $  4,901,661  $         -- $        -- $         --
           2009....  104,830,434            --          --    7,702,742
           2010....  219,682,429     2,882,225          --   93,115,978
           2011....   36,290,283    16,616,641          --           --
                    ------------- ------------ ----------- ------------
           Total... $365,704,807  $ 19,498,866 $        -- $100,818,720
                    ------------- ------------ ----------- ------------

* The availability of a portion of these capital loss carryforwards ($591,001 with respect to the Asset Allocation Fund and $4,901,661 with respect to the International Equity Fund), which were acquired on August 20, 2001 in connection with The Pillar Funds reorganization, may be limited in a given year.

 Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

 Utilization of these capital loss carryforwards above could be subject to merger limitations imposed by the Internal Revenue Code.

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES, DISTRIBUTION AND OTHER FEES

 On April 1, 2003, Fleet Investment Advisors Inc., the investment advisor to the Funds, and Stein Roe & Farnham Incorporated, the administrator to the Funds, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of those companies with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

 Columbia is the investment advisor of the Funds and receives a monthly fee equal to 0.75% annually of the average daily net assets of each Fund (excluding the International Equity Fund).

 Columbia intends to waive advisory fees payable to it by each Fund so that the advisory fees payable by each Fund would be as follows:

                   AVERAGE DAILY NET ASSETS ANNUAL FEE RATIO
                   ------------------------ ----------------
                      First $500 million          0.75%
                      Next $500 million           0.70%
                      Next $500 million           0.65%
                      Next $500 million           0.60%
                      Over $2 billion             0.55%

 In addition, effective July 1, 2003, Columbia waived the advisory fee by 0.03% annually of the average daily net assets of the Asset Allocation Fund.

 At a meeting held on October 8, 2003, the Board of Trustees approved a new management fee structure for the Funds (excluding International Equity and Small Company Equity Fund) to go into effect on November 1, 2003. Under the new structure, Columbia will receive a monthly fee, based on the Funds' average daily net assets, as follows:

                   AVERAGE DAILY NET ASSETS ANNUAL FEE RATIO
                   ------------------------ ----------------
                      First $500 million          0.75%
                      Next $500 million           0.70%
                      Next $500 million           0.65%
                      Next $500 million           0.60%
                      Over $2 billion             0.55%

 Under the new structure, Columbia will receive from the Small Company Equity Fund a monthly fee, based on the Fund's average daily net assets, as follows:

                   AVERAGE DAILY NET ASSETS ANNUAL FEE RATIO
                   ------------------------ ----------------
                      First $500 million          0.75%
                      Next $500 million           0.70%
                      Over $1 billion             0.65%

 Effective November 1, 2003, Columbia no longer intends to waive its advisory fees payable to it by the Funds (excluding International Equity Fund).

 The International Equity Fund pays Columbia an advisory fee, computed daily and paid monthly, at an annual rate based on average net assets as follows:

                   AVERAGE DAILY NET ASSETS ANNUAL FEE RATIO
                   ------------------------ ----------------
                      First $50 million           1.15%
                      Next $50 million            0.95%
                      Over $100 million           0.85%

 For one year from the date of acquisition of the Galaxy International Equity Fund, Columbia has agreed to waive fees in the amount of 0.25% annually of the average daily net assets of the International Equity Fund.

 Prior to August 10, 2002, Oeschle International Advisors, LLC ("Oeschle") served as sub-advisor with respect to the International Equity Fund. Oeschle was paid fees for its services at an annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of average daily net assets in excess of $50 million.

 Columbia provides, pursuant to an Administrative Agreement with the Funds, certain administrative services for a monthly fee equal to 0.067% annually of each Fund's average daily net assets. Prior to November 26, 2002, the administration agreement was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by Galaxy, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. Effective July 22, 2002 through November 22, 2002, PFPC ("PFPC"), a member of PNC Financial Services Group, served as sub-administrator to the Funds pursuant to an agreement with Columbia.

 Columbia is also responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

 Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee based on the average daily net assets of each Fund as follows:

              AVERAGE DAILY NET ASSETS                     FEE
              ------------------------                     ---
              Under $50 million                          $ 25,000
              Of $50 million but less than $200 million    35,000
              Of $200 million but less than $500 million   50,000
              Of $500 million but less than $1 billion     85,000
              In excess of $1 billion                     125,000

 The annual fees for a Fund with more than 25% in non-domestic assets will be 150% of the annual fees described above.

 Funds which have a multi-class structure are charged an additional annual flat fee of $10,000. The Funds also pay out-of-pocket costs for pricing services.

 Prior to July 22, 2002, PFPC provided pricing and bookkeeping services to the Funds at the same annual rates described above. PFPC continued to provide certain of these pricing and bookkeeping services, through November 22, 2002, pursuant to an agreement with Columbia.

 Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee based on a per account charge or minimum of $5,000 annually per Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

 The Transfer Agent has agreed to reimburse class specific transfer agent fees as follows:

                                               FEES WAIVED
                                         CLASS C CLASS G CLASS T
                                         -----------------------
               Disciplined Value Fund     $ 59   $    -- $    --
               International Equity Fund   177    10,346  39,434
               Large Cap Core Fund          --    17,053      --
               Small Company Equity Fund    --        --  25,753

 At a meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Funds. Effective November 1, 2003, the Funds will be charged an annual $28.00 charge per open account for the transfer agent fees.

 Prior to July 22, 2002, PFPC was the transfer agent to the Funds at the same rates described above.

 Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Funds' principal underwriter. Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc. For the period ended September 30, 2003, the Funds have been advised that the Distributor has retained fees as follows:

                             FRONT-END
                           SALES CHARGE                     CDSC
                          --------------- ----------------------------------------
                          CLASS A CLASS T CLASS A CLASS B CLASS C CLASS G  CLASS T
-                         ------- ------- ------- ------- ------- -------  -------
Asset Allocation Fund.... $ 1,161 $2,036  $   --  $1,554   $ --   $202,612   $--
Large Cap Growth Fund....   1,782  6,750      --     347     --    147,908    --
Disciplined Value Fund...     721  1,579      --      --     --     27,520    --
International Equity Fund     549    552      --     268     --     11.550    --
Large Cap Core Fund......   3,657  2,875      --     107     --     66,414    --
Small Cap Fund...........  56,605  4,062   6,519   7,421    391     18,806     3
Small Company Equity Fund     601    861      --      41     --     11,735    --

 The Funds have adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service and distribution fee to the Distributor at an annual fee rate as follows:

                                   DISTRIBUTION FEE                     SERVICE FEE
                          ---------------------------------  ---------------------------------
                          CLASS A* CLASS B CLASS C CLASS G** CLASS A* CLASS B CLASS C CLASS G**
                          -------- ------- ------- --------- -------- ------- ------- ---------
Asset Allocation Fund....   0.10%   0.75%   0.75%    0.65%     0.25%   0.25%   0.25%    0.50%
Large Cap Growth Fund....   0.10%   0.75%   0.75%    0.65%     0.25%   0.25%   0.25%    0.50%
Disciplined Value Fund...   0.10%   0.75%   0.75%    0.65%     0.25%   0.25%   0.25%    0.50%
International Equity Fund   0.10%   0.75%   0.75%    0.65%     0.25%   0.25%   0.25%    0.50%
Large Cap Core Fund......   0.10%   0.75%   0.75%    0.65%     0.25%   0.25%   0.25%    0.50%
Small Cap Fund...........   0.10%   0.75%   0.75%    0.65%     0.25%   0.25%   0.25%    0.50%
Small Company Equity Fund   0.10%   0.75%   0.75%    0.65%     0.25%   0.25%   0.25%    0.50%

* The Fund's Board of Trustees limits payments under the Plan for Class A shares to 0.25% annually of the Class A average daily net assets.
** The Fund's Board of Trustees limits payments under the Plan for Class G shares to 0.95% annually of the Class G average daily net assets.

 Prior to July 22, 2002, PFPC Distributors, Inc., a wholly-owned subsidiary of PNC Financial Services Group, acted as the exclusive distributor to the Class Z shares (formerly Trust shares).

 The Funds have adopted plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder service fees.

 The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

 Each Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

 The Funds' Independent Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

 The Funds have an agreement with their custodian bank under which custody fees are reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amounts of custody credits for the period ended September 30, 2003 are as follows:

                                             CUSTODY CREDITS
                                             ---------------
                   Asset Allocation Fund....     $  965
                   Disciplined Value Fund...        724
                   International Equity Fund        508
                   Small Cap Fund...........      1,792
                   Small Company Equity Fund        909

 Expenses for the year ended October 31, 2002 include legal fees paid directly to Drinker Biddle and Reath LLP. A partner of that firm is Secretary to the Trust.

NOTE 5. SHARES OF BENEFICIAL INTEREST

 The Trust's Declaration of Funds authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

NOTE 6. PURCHASES AND SALES OF SECURITIES

 The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended September 30, 2003 were as follows:

                                            OTHER INVESTMENT
                                               SECURITIES
                                        -------------------------
                                         PURCHASES      SALES
                                        ------------ ------------
              Asset Allocation Fund.... $573,085,167 $646,875,604
              Large Cap Growth Fund....  839,549,053  929,542,465
              Disciplined Value Fund...  180,384,584  163,867,815
              International Equity Fund  251,917,907  344,201,332
              Large Cap Core Fund......  271,252,999  514,300,238
              Small Cap Fund...........  292,841,268  138,173,377
              Small Company Equity Fund  388,358,528  379,182,641

                                             U.S. GOVERNMENT
                                               SECURITIES
                                        -------------------------
                                         PURCHASES      SALES
                                        ------------ ------------
              Asset Allocation Fund.... $  8,113,316 $ 14,584,999

 Unrealized appreciation (depreciation) at September 30, 2003, based on cost of investments for federal income tax purposes, was:

                                    GROSS        GROSS          NET
                                  UNREALIZED   UNREALIZED    UNREALIZED
                                 APPRECIATION DEPRECIATION  APPRECIATION
                                 ------------ ------------  ------------
       Asset Allocation Fund.... $ 41,420,258 $(14,082,450) $27,337,808
       Large Cap Growth Fund....  124,808,944  (40,073,297)  84,735,647
       Disciplined Value Fund...   37,956,926  (16,575,953)  21,380,973
       International Equity Fund   57,411,628  (11,076,244)  46,335,384
       Large Cap Core Fund......   38,462,589  (13,197,909)  25,264,680
       Small Cap Fund...........  159,680,118  (87,529,579)  72,150,539
       Small Company Equity Fund   62,568,494  (15,205,474)  47,363,020

NOTE 7. FOREIGN SECURITIES

 Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

NOTE 8. LINE OF CREDIT

 Prior to each Fund's merger into the Trust, the Funds and other Galaxy funds participated in a $150,000,000 credit facility, which was used for temporary or emergency purposes to facilitate portfolio liquidity. Interest was charged to a Fund based on its borrowings. In addition, each Fund paid commitment fees on its pro-rata portion of the line of credit. The commitment fees are included in "Other expenses" on the Statement of Operations. Following the merger into the Trust, the Funds participated in a $200,000,000 credit facility with other Liberty Funds. On April 26, 2003, the Funds entered into a new $350,000,000 credit facility with other Liberty Funds, pursuant to similar terms and conditions. For the period ended September 30, 2003, the Funds did not borrow under these agreements.

                                    [GRAPHIC]


                        Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Trustees of Columbia Funds Trust XI

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia International Equity Fund, Columbia Large Cap Core Fund, Columbia Small Cap Fund and Columbia Small Company Equity Fund (formerly, Liberty Asset Allocation Fund, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty International Equity Fund, Liberty Large Cap Core Fund, Liberty Small Cap Fund, and Liberty Small Company Equity Fund, respectively, and prior to that, Galaxy Asset Allocation Fund, Galaxy Equity Growth Fund, Galaxy Equity Value Fund, Galaxy International Equity Fund, Galaxy Growth and Income Fund, Galaxy Small Cap Value Fund, and Galaxy Small Company Equity Fund, respectively) (collectively, the "Funds") (seven of the portfolios comprising Columbia Funds Trust XI (formerly, Liberty-Stein Roe Funds Investment Trust and prior to that, The Galaxy Fund)) as of September 30, 2003, and the related statements of operations for the period from November 1, 2002 to September 30, 2003 and for the year ended October 31, 2002, the statements of changes in net assets for the period from November 1, 2002 to September 30, 2003 and for each of the two years in the period ended October 31, 2002, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1998 were audited by other auditors, whose report dated December 23, 1998 expressed an unqualified opinion on these financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia International Equity Fund, Columbia Large Cap Core Fund, Columbia Small Cap Fund, and Columbia Small Company Equity Fund, seven of the portfolios comprising Columbia Funds Trust XI, at September 30, 2003, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
November 14, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION:

COLUMBIA ASSET ALLOCATION FUND:
38.43% of the ordinary income distributed by the Fund, for the period ended September 30, 2003, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 49.35%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2003 to September 30, 2003 may represent qualified dividend income. Final information will be provided in your 2003 1099-Div Form.

COLUMBIA LARGE CAP GROWTH FUND:
100.00% of the ordinary income distributed by the Fund, for the period ended September 30, 2003, qualifies for the corporate dividends received deduction.

COLUMBIA INTERNATIONAL EQUITY FUND:
Foreign taxes paid during the fiscal year ended September 30, 2003 amounting to $982,881 ($0.03 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2003.

Gross income derived from sources within foreign countries amounted to $7,543,017 ($0.21 per share) for the fiscal year ended September 30, 2003.

COLUMBIA LARGE CAP CORE FUND:
100.00% of the ordinary income distributed by the Fund, for the period ended September 30, 2003, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00% , or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2003 to September 30, 2003 may represent qualified dividend income. Final information will be provided in your 2003 1099-Div Form.

COLUMBIA SMALL CAP FUND:
For the fiscal year ended September 30, 2003, the Fund designates long-term capital gains of $26,826,200.

49.82% of the ordinary income distributed by the Fund, for the period ended September 30, 2003, qualifies for the corporate dividends received deduction.

  -----------------------------------------------------------------------------


                                    [GRAPHIC]


                        Trustees

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Funds. Messrs. Simpson and Woolworth had been directors/trustees of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Funds were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees of the Funds now oversees 124 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of those trustees also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 800-345-6611.

                                                                                 Number of
                                       Year First                              Portfolios in
                              Position Elected or                              Columbia Funds            Other
                                with    Appointed   Principal Occupation(s)   Complex Overseen       Directorships
Name, Address and Age          Funds   to Office/1/  During Past Five Years      by Trustee              Held
-------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Douglas A. Hacker (Age 48)    Trustee     1996      Executive Vice President           124                None
P.O. Box 66100                                      - Strategy of United
Chicago, IL 60666                                   Airlines (airline) since
                                                    December, 2002 (formerly
                                                    President of UAL Loyalty
                                                    Services (airline) from
                                                    September, 2001 to
                                                    December, 2002;
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer of United
                                                    Airlines from March,
                                                    1993 to September, 2001;
                                                    Senior Vice President
                                                    and Chief Financial
                                                    Officer of UAL, Inc.
                                                    prior thereto).

Janet Langford Kelly (Age 45) Trustee     1996      Chief Administrative               124                None
3100 West Beaver Road                               Officer and Senior Vice
Troy, MI 48084-3163                                 President, Kmart Holding
                                                    Corporation since
                                                    September, 2003
                                                    (formerly Executive Vice
                                                    President - Corporate
                                                    Development and
                                                    Administration, General
                                                    Counsel and Secretary,
                                                    Kellogg Company (food
                                                    manufacturer), from
                                                    September, 1999 to
                                                    August, 2003; Senior
                                                    Vice President,
                                                    Secretary and General
                                                    Counsel, Sara Lee
                                                    Corporation (branded,
                                                    packaged,
                                                    consumer-products
                                                    manufacturer) from
                                                    January, 1995 to
                                                    September, 1999).

Richard W. Lowry (Age 67)     Trustee     1995      Private Investor since          126/3/                None
10701 Charleston Drive                              August, 1987 (formerly
Vero Beach, FL 32963                                Chairman and Chief
                                                    Executive Officer, U.S.
                                                    Plywood Corporation
                                                    (building products
                                                    manufacturer)).

Charles R. Nelson (Age 61)    Trustee     1981      Professor of Economics,            124                None
Department of Economics                             University of
University of Washington                            Washington, since
Seattle, WA 98195                                   January, 1976; Ford and
                                                    Louisa Van Voorhis
                                                    Professor of Political
                                                    Economy, University of
                                                    Washington, since
                                                    September, 1993;
                                                    Director, Institute for
                                                    Economic Research,
                                                    University of
                                                    Washington, since
                                                    September, 2001; Adjunct
                                                    Professor of Statistics,
                                                    University of
                                                    Washington, since
                                                    September, 1980;
                                                    Associate Editor,
                                                    Journal of Money Credit
                                                    and Banking, since
                                                    September, 1993;
                                                    consultant on
                                                    econometric and
                                                    statistical matters.

John J. Neuhauser (Age 60)    Trustee     1985      Academic Vice President       127/3,4/      Saucony, Inc. (athletic
84 College Road                                     and Dean of Faculties                      footwear); SkillSoft Corp.
Chestnut Hill, MA 02467-3838                        since August, 1999,                               (E-Learning)
                                                    Boston College (formerly
                                                    Dean, Boston College
                                                    School of Management
                                                    from September, 1977 to
                                                    September, 1999).

Patrick J. Simpson (Age 58)   Trustee     2000      Partner, Perkins Coie              124                None
1211 S.W. 5th Avenue                                L.L.P. (formerly
Suite 1500                                          Partner, Stoel Rives
Portland, OR 97204                                  Boley Jones & Grey).

Thomas E. Stitzel (Age 67)    Trustee     1998      Business Consultant                124                None
2208 Tawny Woods Place                              since 1999 (formerly
Boise, ID 83706                                     Professor of Finance
                                                    from 1975 to 1999 and
                                                    Dean from 1977 to 1991,
                                                    College of Business,
                                                    Boise State University);
                                                    Chartered Financial
                                                    Analyst.

                                                                                  Number of
                                        Year First                              Portfolios in
                              Position  Elected or                              Columbia Funds               Other
                                with     Appointed   Principal Occupation(s)   Complex Overseen          Directorships
Name, Address and Age          Funds    to Office/1/  During Past Five Years      by Trustee                 Held
-------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees (continued)
Thomas C. Theobald (Age 66)    Trustee     1996      Managing Director,                124      Anixter International (network
27 West Monroe Street,                               William Blair Capital                      support equipment distributor),
Suite 3500                                           Partners (private equity                   Jones Lang LaSalle (real estate
Chicago, IL 60606                                    investing) since                              management services) and
                                                     September, 1994                             MONY Group (life insurance).
                                                     (formerly Chief
                                                     Executive Officer and
                                                     Chairman of the Board of
                                                     Directors, Continental
                                                     Bank Corporation prior
                                                     thereto).

Anne-Lee Verville (Age 58)     Trustee     1998      Author and speaker on          125/4/         Chairman of the Board of
359 Stickney Hill Road                               educational systems                         Directors, Enesco Group, Inc.
Hopkinton, NH 03229                                  needs (formerly General                        (designer, importer and
                                                     Manager, Global                              distributor of giftware and
                                                     Education Industry from                            collectibles).
                                                     1994 to 1997, and
                                                     President, Applications
                                                     Solutions Division from
                                                     1991 to 1994, IBM
                                                     Corporation (global
                                                     education and global
                                                     applications)).

Richard L. Woolworth (Age 62)  Trustee     1991      Chairman and Chief                124         NW Natural, a natural gas
100 S.W. Market Street                               Executive Officer, The                            service provider
#1500                                                Regence Group
Portland, OR 97207                                   (healthcare maintenance
                                                     organization) (formerly
                                                     Chairman and Chief
                                                     Executive Officer,
                                                     BlueCross BlueShield of
                                                     Oregon; Certified Public
                                                     Accountant, Arthur Young
                                                     & Company).

Interested Trustees
William E. Mayer/2/ (Age 63)   Trustee     1994      Managing Partner, Park         126/3/      Lee Enterprises (print media),
399 Park Avenue                                      Avenue Equity Partners                      WR Hambrecht + Co. (financial
Suite 3204                                           (private equity) since                       service provider) and First
New York, NY 10022                                   February, 1999 (formerly                        Health (healthcare).
                                                     Founding Partner,
                                                     Development Capital LLC
                                                     from November 1996 to
                                                     February, 1999; Dean and
                                                     Professor, College of
                                                     Business and Management,
                                                     University of Maryland
                                                     from October, 1992 to
                                                     November, 1996).

Joseph R. Palombo/2/ (Age 50) Trustee,     2000      Executive Vice President       125/5/                   None
One Financial Center          Chairman               and Chief Operating
Boston, MA 02111               of the                Officer of Columbia
                                Board                Management Group, Inc.
                                 and                 (Columbia Management)
                              President              since December, 2001 and
                                                     Director, Executive Vice
                                                     President and Chief
                                                     Operating Officer of the
                                                     Advisor since April,
                                                     2003 (formerly Chief
                                                     Operations Officer of
                                                     Mutual Funds, Liberty
                                                     Financial Companies,
                                                     Inc. from August, 2000
                                                     to November, 2001;
                                                     Executive Vice President
                                                     of Stein Roe & Farnham
                                                     Incorporated (Stein Roe)
                                                     from April, 1999 to
                                                     April, 2003; Director of
                                                     Colonial Management
                                                     Associates, Inc.
                                                     (Colonial) from April,
                                                     1999 to April, 2003;
                                                     Director of Stein Roe
                                                     from September, 2000 to
                                                     April, 2003) President
                                                     of Columbia Funds and
                                                     Galaxy Funds since
                                                     February, 2003 (formerly
                                                     Vice President from
                                                     September 2002 to
                                                     February 2003); Manager
                                                     of Stein Roe Floating
                                                     Rate Limited Liability
                                                     Company since October,
                                                     2000; (formerly Vice
                                                     President of the
                                                     Columbia Funds from
                                                     April, 1999 to August,
                                                     2000; Chief Operating
                                                     Officer and Chief
                                                     Compliance Officer,
                                                     Putnam Mutual Funds from
                                                     December, 1993 to March,
                                                     1999).

/1/ In December 2000, the boards of each of the former Liberty Funds and former
    Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex).
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company
    Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
/3/ Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/ Mr. Palombo also serves as an interested director of Columbia Management
    Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

  -----------------------------------------------------------------------------


                                    [GRAPHIC]


                        Officers and Transfer Agent

                                               Year First
                                               Elected or
                               Position with   Appointed               Principal Occupation(s)
Name, Address and Age          Columbia Funds  to Office               During Past Five Years
------------------------------------------------------------------------------------------------------------
Officers
Vicki L. Benjamin (Age 42)    Chief Accounting    2001    Controller of the Columbia Funds and of the
One Financial Center            Officer and               Liberty All-Star Funds since May, 2002; Chief
Boston, MA 02111                 Controller               Accounting Officer of the Columbia Funds and
                                                          Liberty All-Star Funds since June, 2001;
                                                          Controller and Chief Accounting Officer of the
                                                          Galaxy Funds since September, 2002 (formerly Vice
                                                          President, Corporate Audit, State Street Bank and
                                                          Trust Company from May, 1998 to April, 2001;
                                                          Audit Manager from July, 1994 to June, 1997;
                                                          Senior Audit Manager from July, 1997 to May,
                                                          1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 39)    Treasurer        2000    Treasurer of the Columbia Funds and of the
One Financial Center                                      Liberty All-Star Funds since December, 2000; Vice
Boston, MA 02111                                          President of the Advisor since April, 2003
                                                          (formerly Controller of the Liberty Funds and of
                                                          the Liberty All-Star Funds from February, 1998 to
                                                          October, 2000); Treasurer of the Galaxy Funds
                                                          since September, 2002; Treasurer, Columbia
                                                          Management Multi-Strategy Hedge Fund, LLC since
                                                          December, 2002 (formerly Vice President of
                                                          Colonial from February, 1998 to October, 2000 and
                                                          Senior Tax Manager, Coopers & Lybrand, LLP from
                                                          April, 1996 to January, 1998).

Important Information About This Report
The Transfer Agent for Columbia Equity Funds is:

Columbia Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please note our new name as of October 13, 2003.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

Annual Report:
Columbia Equity Funds

Columbia Equity Funds Annual Report, September 30, 2003

[LOGO] [LOGO](R) ColumbiaFunds

A Member of Columbia Management Group

        (C) 2003 Columbia Funds Distributor, Inc.
        One Financial Center, Boston, MA 02111-2621
        800.345.6611 www.columbiafunds.com


                                                G-02/57810-0903 (11/03) 03/3268

                                   PRSRT STD
                                 U.S. Postage
                                     PAID
                          Holliston, MA Permit NO. 20

                                    [GRAPHIC]


                               Columbia Dividend
                                  Income Fund

                                 Annual Report
                              September 30, 2003

                            We are Columbia Funds!

 INSIDE -- Management's discussion of the changes effective as of October 13,
                                     2003.

  -----------------------------------------------------------------------------


                                    [GRAPHIC]


                        President's Message

[PHOTO]



Dear Shareholder:

   As you know, your fund has long been associated with a larger investment management organization owned and operated by FleetBoston Financial Corp. In 2001, the asset management division of FleetBoston was named Columbia Management Group (CMG). Earlier this year, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc.

   On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Strategic Equity Fund was changed to Columbia Strategic Equity Fund. We also modified certain fund names that existed under both the Liberty and Columbia brands. In addition, the shareholders of Columbia Strategic Equity Fund held a special meeting on October 21 and approved the proposals of a recent proxy. As a result, the fund's strategy has changed to emphasize dividend income. The fund's name was changed to Columbia Dividend Income Fund on October 27, 2003, to better reflect its new strategy. A complete list of new fund names and other information related to these changes are available online at www.columbiafunds.com, our new website address.

A CONSOLIDATED IDENTITY
   The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

   What has not changed is our commitment to our shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you achieve your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

   In the report that follows, the lead manager of the fund's investment team talks in depth about investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

   As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ Joseph R. Palumbo

Joseph R. Palombo
President

      [LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

  -----------------------------------------------------------------------------



Portfolio Managers' Report

NET ASSET VALUE PER SHARE AS Of 9/30/03 ($)

                                  Class A 9.26
                                  Class B 9.08
                                  Class C 9.07
                                  Class G 9.07
                                  Class T 9.26
                                  Class Z 9.26

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 9/30/03 ($)

                                  Class A 0.11
                                  Class B 0.05
                                  Class C 0.05
                                  Class G 0.05
                                  Class T 0.12
                                  Class Z 0.17

   The Board of Trustees for Columbia Dividend Income Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will be for the six-month period from October 1, 2003 through March 31, 2004.
   Prior to October 27, 2003, the fund was known as Columbia Strategic Equity Fund. On October 27, 2003, the fund changed its name to Columbia Dividend Income Fund and changed its investment goal and strategies to emphasize dividend-paying equity securities. In addition, the fund's primary benchmark was changed to the Russell 1000 Value Index. We believe that this benchmark will provide shareholders with a more useful comparison of the fund's relative performance. During this reporting period, the fund's benchmark index was the S&P 500 Index.
   For the 11-month period ended September 30, 2003, class A shares of Columbia Dividend Income Fund returned 9.92% without sales charge. The fund underperformed the S&P 500 Index, which returned 14.33%, and the Morningstar(R) Large Value Funds Category, which returned 14.94% for the same period./1/ On a relative basis, the fund was hurt by its emphasis on higher-quality stocks, value stocks and stocks with income-generation potential at a time when investors sought out more economically-sensitive sectors of the market.

A RISK-TAKER'S MARKET
   As the period began, the stock market was undergoing a fundamental shift. Stocks had been declining for almost three years, weighed down in succession by the Internet bust, a series of corporate accounting scandals and a persistently sluggish economy. However, when signs of a genuine recovery began appearing in the fall of 2002, investors flocked to companies that could leverage their earnings in an economic upswing. Quality was no longer king, and even companies with depressed margins and low credit ratings gained attention for their turnaround potential. Downtrodden sectors such as technology became big winners in the period that followed. While the fund was up significantly for the eleven months, it could not keep pace with a market that was vigorously trying to make up for the ground it had lost since the spring of 2000.

---------
1 (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
2 Holdings are disclosed as of September 30, 2003 and are subject to change.

UTILITIES AND ENERGY AIDED PERFORMANCE
   Sectors that aided performance included utilities and energy companies, which finally emerged from the extended aftershock of the Enron scandal. The financial sector was also a positive force for the portfolio. Among the individual strong performers was J.P. Morgan Chase & Co. (2.3% of net assets), a new purchase that benefited from the resurgence in the capital markets./2/ Finally, McDonald's rebounded nicely in the first and second quarters of 2003, buoyed by new management and the rollout of several new products. The stock reached our price target and was subsequently sold from the portfolio.

TELECOMMUNICATIONS, CONSUMER STAPLES
HURT PERFORMANCE
   The fund was hurt by its holdings in the telecommunications sector, notably Bell companies Verizon Communications and SBC Communications (3.1% and 2.8% of net assets, respectively). Competition in telecom remained intense, and cutthroat pricing hurt revenues throughout the industry.

Sector breakdown as of September 30, 2003 (%)

           [CHART]

Other:                      0.2
Financials                 29.3
Energy                     13.7
Health care                11.1
Industrials                10.6
Utilities                   8.4
Telecommunication services  7.7
Information technology      4.8
Consumer discretionary      5.7
Consumer staples            5.8
Materials                   2.7

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these sectors in the future.

  -----------------------------------------------------------------------------




TOP 10 HOLDINGS AS OF 9/30/03 (%)

                              Citigroup        5.0
                              Merck & Co.      3.3
                              Verizon
                                Communications 3.1
                              American
                                International
                                Group          3.1
                              Equity Office
                                Properties
                                Trust          3.0
                              U.S. Bancorp     3.0
                              Fannie Mae       2.9
                              ConocoPhillips   2.8
                              SBC
                                Communications 2.8
                              Exxon Mobil      2.4

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

   Within consumer staples, we were hurt by our position in Sara Lee. Although the stock was always attractively priced relative to the food group, we concluded that it would have difficulty restructuring its assets in a way that would not dilute the interest of existing shareholders. We sold the stock as part of an overall reduction in the consumer staples category, from 18% of the portfolio to almost 6%.

A NEW ROLE FOR DIVIDENDS
   Our name change from Columbia Strategic Equity Fund to Columbia Dividend Income Fund is consistent with a new focus on dividends as a component of total return. The stimulus for this change was the dividend tax cut passed this summer, which placed dividends on an equal footing with capital gains. Many companies have responded to this legislation by passing their free cash flow on to shareholders via a higher dividend. For example, in July, Citigroup (5.0% of net assets) announced that it would increase its dividend by 75%. Similarly, Waste Management (2.0% of net assets), which has never paid a meaningful dividend, hiked its payout from just a penny a share to 75 cents a share for 2004.
   As companies have reined in their capital spending, free cash flows have moved higher. And today's corporate dividend payout rate is well below the average of the last 15 years. We anticipate that many more companies will increase their dividends or institute first-time dividends in the years ahead.

/s/ Scott L. Davis
/s/ Gregory M. Miller

Scott L. Davis and Gregory M. Miller have co-managed the fund since April 2003. Mr. Davis and Mr. Miller have managed investment portfolios for Columbia Management Advisors, Inc. and its predecessors since 1985.

As of October 2003, Richard Dahlberg, CFA, replaced Greg Miller as co-manager of the fund. Mr. Dahlberg, senior portfolio manager and head of Columbia's large-cap value team, joined the advisor in September 2003.


 An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

 Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

  -----------------------------------------------------------------------------

Performance Information - Columbia Dividend Income Fund

Value of a $10,000 investment
3/4/98--9/30/03

 Performance of a $10,000 investment ($) 3/4/98 - 9/30/03

                                without sales with sales
                                   charge       charge
                        --------------------------------
                        Class A    11,608       10,941
                        --------------------------------
                        Class B    11,210       11,028
                        --------------------------------
                        Class C    11,199       11,199
                        --------------------------------
                        Class G    11,196       11,015
                        --------------------------------
                        Class T    11,602       10,935
                        --------------------------------
                        Class Z    11,913          n/a

                                     [CHART]

                               Liberty       Liberty                  Russell
                              Strategic     Strategic                  1000
                             Equity - A    Equity - A       Value     S&P 500
                             Value @ NAV   Value @ POP      Index      Index
                             -----------   -----------   ----------   -------
03/04/1998                    $ 10,000       $ 9,425     $ 10,000     $10,000
03/04/1998 - 03/31/1998         10,230         9,642       10,565      10,530
04/01/1998 - 04/30/1998         10,170         9,585       10,636      10,636
05/01/1998 - 05/31/1998          9,760         9,199       10,478      10,453
06/01/1998 - 06/30/1998          9,635         9,081       10,612      10,878
07/01/1998 - 07/31/1998          9,425         8,883       10,426      10,763
08/01/1998 - 08/31/1998          7,864         7,412        8,874       9,206
09/01/1998 - 09/30/1998          8,555         8,063        9,384       9,796
10/01/1998 - 10/31/1998          9,625         9,071       10,111      10,593
11/01/1998 - 11/30/1998          9,835         9,269       10,582      11,235
12/01/1998 - 12/31/1998         10,262         9,672       10,942      11,882
01/01/1999 - 01/31/1999         10,302         9,710       11,030      12,379
02/01/1999 - 02/28/1999         10,072         9,492       10,874      11,994
03/01/1999 - 03/31/1999         10,489         9,885       11,099      12,473
04/01/1999 - 04/30/1999         11,351        10,698       12,136      12,956
05/01/1999 - 05/31/1999         11,431        10,774       12,002      12,650
06/01/1999 - 06/30/1999         11,693        11,021       12,350      13,352
07/01/1999 - 07/31/1999         11,251        10,604       11,988      12,936
08/01/1999 - 08/31/1999         10,759        10,141       11,544      12,872
09/01/1999 - 09/30/1999         10,097         9,516       11,141      12,520
10/01/1999 - 10/31/1999          9,936         9,365       11,783      13,312
11/01/1999 - 11/30/1999          9,885         9,317       11,691      13,582
12/01/1999 - 12/31/1999         10,266         9,676       11,747      14,382
01/01/2000 - 01/31/2000          9,876         9,308       11,364      13,660
02/01/2000 - 02/29/2000          9,704         9,146       10,519      13,402
03/01/2000 - 03/31/2000         11,088        10,450       11,803      14,713
04/01/2000 - 04/30/2000         11,191        10,548       11,666      14,270
05/01/2000 - 05/31/2000         11,409        10,753       11,788      13,978
06/01/2000 - 06/30/2000         10,965        10,335       11,250      14,323
07/01/2000 - 07/31/2000         10,839        10,216       11,390      14,099
08/01/2000 - 08/31/2000         11,460        10,801       12,024      14,975
09/01/2000 - 09/30/2000         11,481        10,821       12,134      14,184
10/01/2000 - 10/31/2000         12,033        11,341       12,433      14,125
11/01/2000 - 11/30/2000         11,665        10,994       11,971      13,012
12/01/2000 - 12/31/2000         12,549        11,828       12,571      13,075
01/01/2001 - 01/31/2001         13,644        12,859       12,619      13,540
02/01/2001 - 02/28/2001         13,227        12,467       12,268      12,305
03/01/2001 - 03/31/2001         12,856        12,117       11,835      11,525
04/01/2001 - 04/30/2001         13,677        12,891       12,415      12,420
05/01/2001 - 05/31/2001         13,856        13,060       12,694      12,503
06/01/2001 - 06/30/2001         13,565        12,785       12,413      12,200
07/01/2001 - 07/31/2001         13,530        12,752       12,386      12,080
08/01/2001 - 08/31/2001         12,804        12,067       11,890      11,324
09/01/2001 - 09/30/2001         11,590        10,923       11,053      10,409
10/01/2001 - 10/31/2001         11,935        11,249       10,958      10,608
11/01/2001 - 11/30/2001         12,971        12,225       11,594      11,421
12/01/2001 - 12/31/2001         13,555        12,775       11,868      11,522
01/01/2002 - 01/31/2002         13,135        12,379       11,777      11,353
02/01/2002 - 02/28/2002         13,160        12,403       11,795      11,134
03/01/2002 - 03/31/2002         13,737        12,947       12,353      11,553
04/01/2002 - 04/30/2002         13,502        12,726       11,930      10,853
05/01/2002 - 05/31/2002         13,317        12,552       11,989      10,773
06/01/2002 - 06/30/2002         12,168        11,468       11,301      10,006
07/01/2002 - 07/31/2002         11,081        10,444       10,250       9,226
08/01/2002 - 08/31/2002         11,218        10,573       10,328       9,286
09/01/2002 - 09/30/2002          9,759         9,198        9,180       8,277
10/01/2002 - 10/31/2002         10,564         9,956        9,860       9,005
11/01/2002 - 11/30/2002         11,237        10,590       10,481       9,535
12/01/2002 - 12/31/2002         10,759        10,140       10,026       8,976
01/01/2003 - 01/30/2003         10,449         9,848        9,783       8,741
02/01/2003 - 02/28/2003          9,879         9,311        9,522       8,609
03/01/2003 - 03/31/2003          9,882         9,313        9,538       8,693
04/01/2003 - 04/30/2003         10,616        10,005       10,378       9,409
05/01/2003 - 05/31/2003         11,449        10,791       11,048       9,905
06/01/2003 - 06/30/2003         11,700        11,027       11,186      10,032
07/01/2003 - 07/31/2003         11,612        10,944       11,353      10,208
08/01/2003 - 08/31/2003         11,775        11,098       11,530      10,408
09/01/2003 - 09/30/2003         11,608        10,941       11,414      10,293



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on March 4, 1998, and reinvestment of income and capital gains distributions. On October 13, 2003, the fund's primary benchmark was changed to the Russell 1000 Value Index. During the reporting period, the fund's primary benchmark was the S&P 500 Index. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from March 4, 1998.

On October 27, 2003, the investment policies of the fund were modified. As a result, the fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03 (%)

SHARE CLASS        A              B              C              G              T           Z
INCEPTION       11/25/02       11/25/02       11/25/02        3/4/98         3/4/98     3/4/98
-----------------------------------------------------------------------------------------------
             without  with  without  with  without  with  without  with  without  with  without
              sales  sales   sales  sales   sales  sales   sales  sales   sales  sales   sales
             charge  charge charge  charge charge  charge charge  charge charge  charge charge
-----------------------------------------------------------------------------------------------
11-month
(cumulative)   9.92   3.61    9.21   4.21    9.10   8.10    9.08   4.08    9.86   3.55   10.22
-----------------------------------------------------------------------------------------------
1-year        18.97  12.15   18.26  13.26   18.14  17.14   18.12  13.12   18.91  12.09   19.57
-----------------------------------------------------------------------------------------------
5-year         6.30   5.05    5.50   5.18    5.48   5.48    5.48   4.99    6.29   5.04    6.78
-----------------------------------------------------------------------------------------------
Life           2.71   1.63    2.07   1.77    2.05   2.05    2.05   1.75    2.70   1.62    3.19
-----------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception. The returns shown for class T and G shares include the returns of Retail A Shares (for class T) and Retail B Shares (for class G) of the Galaxy Strategic Equity Fund, the predecessor to the fund (the Galaxy Fund), for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Retail A Shares and Retail B Shares of the Galaxy Fund were initially offered on March 4, 1998. The returns for class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund. Trust Shares were initially offered by the Galaxy Fund on March 4, 1998.

                                    [GRAPHIC]


                        Columbia Dividend Income Fund

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003


         SHARES                                                  VALUE
         ------                                                  -----
         COMMON STOCKS - 99.76%
                 CONSUMER DISCRETIONARY - 5.66%
                   AUTO COMPONENTS - 1.70%
         340,000   Delphi Corp............................ $ 3,077,000
                                                           -----------

                   HOTELS, RESTAURANTS & LEISURE - 1.14%
          64,000   Wendy's International, Inc.............   2,067,200
                                                           -----------

                   MEDIA - 2.05%
         140,000   Interpublic Group of Companies, Inc.*..   1,976,800
          28,000   McGraw-Hill Companies, Inc.............   1,739,640
                                                           -----------
                                                             3,716,440
                                                           -----------

                   SPECIALTY RETAIL - 0.77%
          99,700   Office Depot, Inc.*....................   1,400,785
                                                           -----------

                 CONSUMER STAPLES - 5.82%
                   BEVERAGES - 1.21%
          48,000   PepsiCo, Inc...........................   2,199,840
                                                           -----------

                   FOOD PRODUCTS - 2.71%
         148,000   ConAgra Foods, Inc.....................   3,143,520
          60,000   Kraft Foods, Inc., Class A.............   1,770,000
                                                           -----------
                                                             4,913,520
                                                           -----------

                   HOUSEHOLD PRODUCTS - 0.88%
          35,000   Clorox Co..............................   1,605,450
                                                           -----------

                   PERSONAL PRODUCTS - 1.02%
          36,000   Kimberly-Clark Corp....................   1,847,520
                                                           -----------

                 ENERGY - 13.67%
                   ENERGY EQUIPMENT & SERVICES - 2.51%
          64,000   Baker Hughes, Inc......................   1,893,760
         110,000   Halliburton Co.........................   2,667,500
                                                           -----------
                                                             4,561,260
                                                           -----------

                   OIL & GAS - 11.16%
          94,000   BP PLC, ADR............................   3,957,400
          48,000   ChevronTexaco Corp.....................   3,429,600
          92,000   ConocoPhillips.........................   5,037,000
         120,000   Exxon Mobil Corp.......................   4,392,000
         120,000   Marathon Oil Corp......................   3,420,000
                                                           -----------
                                                            20,236,000
                                                           -----------

                 FINANCIALS - 29.26%
                   BANKS - 8.51%
          50,000   Bank of America Corp...................   3,902,000
          80,000   Bank of New York Co., Inc..............   2,328,800

        SHARES                                                     VALUE
        ------                                                     -----
                  BANKS (CONTINUED)
         70,000   Bank One Corp............................. $ 2,705,500
         20,000   Fifth Third Bancorp.......................   1,109,400
        225,000   U.S. Bancorp..............................   5,397,750
                                                             -----------
                                                              15,443,450
                                                             -----------

                  DIVERSIFIED FINANCIALS - 11.53%
         14,000   American Express Co.......................     630,840
        200,000   Citigroup, Inc............................   9,102,000
         75,000   Fannie Mae................................   5,265,000
        120,000   J.P. Morgan Chase & Co....................   4,119,600
         40,000   State Street Corp.........................   1,800,000
                                                             -----------
                                                              20,917,440
                                                             -----------

                  INSURANCE - 6.18%
         98,000   American International Group, Inc.........   5,654,600
         95,000   Lincoln National Corp.....................   3,361,100
         40,000   MBIA, Inc.................................   2,198,800
                                                             -----------
                                                              11,214,500
                                                             -----------

                  REAL ESTATE - 3.04%
        200,000   Equity Office Properties Trust, REIT......   5,506,000
                                                             -----------

                HEALTH CARE - 11.14%
                  HEALTH CARE PROVIDERS & SERVICES - 3.04%
         62,000   Aetna, Inc................................   3,783,860
         52,000   McKesson Corp.............................   1,731,080
                                                             -----------
                                                               5,514,940
                                                             -----------

                  PHARMACEUTICALS - 8.10%
         60,000   Abbott Laboratories.......................   2,553,000
        118,000   Bristol-Myers Squibb Co...................   3,027,880
        120,000   Merck & Co., Inc..........................   6,074,400
        100,000   Pfizer, Inc...............................   3,038,000
                                                             -----------
                                                              14,693,280
                                                             -----------

                INDUSTRIALS - 10.64%
                  AEROSPACE & DEFENSE - 4.82%
        100,000   Honeywell International, Inc..............   2,635,000
         80,000   Raytheon Co...............................   2,240,000
         50,000   United Technologies Corp..................   3,864,000
                                                             -----------
                                                               8,739,000
                                                             -----------

                  COMMERCIAL SERVICES & SUPPLIES - 3.99%
        100,000   Automatic Data Processing, Inc............   3,585,000
        140,000   Waste Management, Inc.....................   3,663,800
                                                             -----------
                                                               7,248,800
                                                             -----------

                  INDUSTRIAL CONGLOMERATES - 1.83%
         84,000   Textron, Inc..............................   3,313,800
                                                             -----------

                      See Notes to Financial Statements.

Columbia Dividend Income Fund

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

      SHARES                                                        VALUE
      ------                                                        -----

              INFORMATION TECHNOLOGY - 4.77%
                COMMUNICATIONS EQUIPMENT - 1.29%
      150,000   Nokia Oyj, ADR............................... $ 2,340,000
                                                              -----------

                ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.05%
      120,000   Celestica, Inc.*.............................   1,903,200
                                                              -----------

                IT CONSULTING & SERVICES - 2.43%
       98,000   Accenture Ltd., Class A*.....................   2,189,320
      110,000   Electronic Data Systems Corp.................   2,222,000
                                                              -----------
                                                                4,411,320
                                                              -----------

              MATERIALS - 2.66%
                CHEMICALS - 1.10%
       44,000   Air Products & Chemicals, Inc................   1,984,400
                                                              -----------

                PAPER & FOREST PRODUCTS - 1.56%
       70,000   MeadWestvaco Corp............................   1,785,000
       18,000   Weyerhaeuser Co..............................   1,052,100
                                                              -----------
                                                                2,837,100
                                                              -----------

              TELECOMMUNICATION SERVICES - 7.71%
                DIVERSIFIED TELECOMMUNICATION SERVICES - 7.71%
      140,000   BellSouth Corp...............................   3,315,200
      225,000   SBC Communications, Inc......................   5,006,250
      175,000   Verizon Communications, Inc..................   5,677,000
                                                              -----------
                                                               13,998,450
                                                              -----------

              UTILITIES - 8.43%
                ELECTRIC UTILITIES - 7.05%
       80,000   American Electric Power Co., Inc.............   2,400,000
      100,000   Consolidated Edison, Inc.....................   4,076,000
      100,000   Public Service Enterprise Group, Inc.........   4,200,000
       90,000   TXU Corp.....................................   2,120,400
                                                              -----------
                                                               12,796,400
                                                              -----------

                MULTI-UTILITIES & UNREGULATED POWER - 1.38%
      140,000   Duke Energy Corp.............................   2,493,400
                                                              -----------

             TOTAL INVESTMENTS - 99.76%..............  180,980,495
                                                      ------------
             (Cost $190,545,414) (A)

             NET OTHER ASSETS AND LIABILITIES - 0.24%      435,088
                                                      ------------
             NET ASSETS - 100.0%..................... $181,415,583
                                                      ============

---------------------------
*   Non-income producing security.
(A) Cost for federal income tax purposes is $191,136,191.

ACRONYM NAME
------- ----
 ADR    American Depositary Receipt
 REIT   Real Estate Investment Trust

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Dividend Income Fund

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

           ASSETS:
            Investments, at cost...................... $190,545,414
                                                       ------------
            Investments, at value..................... $180,980,495
            Cash......................................       39,817
            Receivable for:
              Investments sold........................      560,184
              Fund shares sold........................      107,163
              Dividends...............................      346,895
            Deferred Trustees' compensation plan......       11,947
                                                       ------------
               Total Assets...........................  182,046,501
                                                       ------------

           LIABILITIES:
            Payable for:
              Fund shares repurchased.................      369,343
              Management fee..........................      115,788
              Administration fee......................        9,927
              Transfer agent fee......................       48,414
              Pricing and bookkeeping fees............        3,428
              Trustees' fees..........................          847
              Distribution and service fees...........       33,213
            Deferred Trustees' fees...................       11,947
            Other liabilities.........................       38,011
                                                       ------------
               Total Liabilities......................      630,918
                                                       ------------
           NET ASSETS................................. $181,415,583
                                                       ============

           COMPOSITION OF NET ASSETS:
            Par value (Note 5)........................ $     19,616
            Paid-in capital in excess of par value....  223,146,802
            Undistributed net investment income.......      145,092
            Accumulated net realized loss.............  (32,331,008)
            Net unrealized depreciation on investments   (9,564,919)
                                                       ------------
           NET ASSETS................................. $181,415,583
                                                       ============

                      See Notes to Financial Statements.

SEPTEMBER 30, 2003(A)

    CLASS A:
     Net assets.............................................. $   563,740
     Shares outstanding......................................      60,907
                                                              -----------
     Net asset value per share............................... $     9.26 (b)
                                                              ===========
     Maximum offering price per share
      ($9.26/0.9425)......................................... $     9.82 (c)
                                                              ===========

    CLASS B:
     Net assets.............................................. $ 1,135,588
     Shares outstanding......................................     125,079
                                                              -----------
     Net asset value and offering price per share............ $     9.08 (b)
                                                              ===========

    CLASS C:
     Net assets.............................................. $   151,576
     Shares outstanding......................................      16,707
                                                              -----------
     Net asset value and offering price per share............ $     9.07 (b)
                                                              ===========

    CLASS G:
     Net assets.............................................. $ 9,650,387
     Shares outstanding......................................   1,064,019
                                                              -----------
     Net asset value and offering price per share............ $      9.07(b)
                                                              ===========

    CLASS T:
     Net assets.............................................. $96,638,132
     Shares outstanding......................................  10,436,566
                                                              -----------
     Net asset value per share............................... $      9.26(b)
                                                              ===========
     Maximum offering price per share
      ($9.26/0.9425)......................................... $      9.82(c)
                                                              ===========

    CLASS Z:
     Net assets.............................................. $73,276,160
     Shares outstanding......................................   7,913,041
                                                              -----------
     Net asset value, offering and redemption price per share $      9.26
                                                              ===========

-------------------
(a) Effective November 25, 2002, the Galaxy Strategic Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Strategic Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 27, 2003, the Fund was renamed Columbia Dividend Income Fund.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) On sales of $50,000 or more the offering price is reduced.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Dividend Income Fund


STATEMENTS OF OPERATIONS

                                                                                          PERIOD ENDED   YEAR ENDED
                                                                                          SEPTEMBER 30,  OCTOBER 31,
                                                                                            2003 (A)        2002
                                                                                          -------------  -----------
INVESTMENT INCOME:
 Dividends (Note 2)......................................................................   $ 4,792,568  $   652,334
 Interest (Note 2).......................................................................        11,139       85,226
 Other Income............................................................................            --        1,872
 Less: foreign withholding tax...........................................................       (33,137)      (1,397)
                                                                                          -------------  -----------
   Total Investment Income...............................................................     4,770,570      738,035
                                                                                          -------------  -----------
EXPENSES:
 Investment advisory fee (Note 4)........................................................     1,226,845      381,107
 Administration fee (Note 4).............................................................       109,294       33,150
 Distribution fee: (Note 4)
   Class B...............................................................................         2,241           --
   Class C...............................................................................           595           --
   Class G...............................................................................        61,316       16,471
 Service fee: (Note 4)
   Class A...............................................................................           493           --
   Class B...............................................................................           747           --
   Class C...............................................................................           197           --
   Class G...............................................................................        28,083        7,391
   Class T...............................................................................       245,594       24,133
 Transfer agent fee: (Note 4)
   Class A...............................................................................           652           --
   Class B...............................................................................         1,119           --
   Class C...............................................................................           228           --
   Class G...............................................................................        32,224        9,044
   Class T...............................................................................       237,978       24,947
   Class Z...............................................................................        78,677        1,997
 Pricing and bookkeeping fees (Note 4)...................................................        41,402       39,849
 Trustees' fees (Note 4).................................................................         6,951          739
 Custody fee.............................................................................        17,459        9,477
 Registration fee........................................................................        52,141       26,445
 Reports to shareholders.................................................................        22,750       19,722
 Amortization of organization expense (Note 2)...........................................         1,145        3,398
 Other expenses..........................................................................        38,768       27,439
                                                                                          -------------  -----------
   Total Operating Expenses..............................................................     2,206,899      625,309
 Less: Fees waived/reimbursed by Advisor.................................................        (3,832)    (125,157)
 Less: Fees waived by Transfer Agent:
   Class T...............................................................................        (8,220)          --
   Class Z...............................................................................       (13,474)          --
 Custody earnings credit.................................................................          (198)          --
                                                                                          -------------  -----------
   Net Expenses..........................................................................     2,181,175      500,152
                                                                                          -------------  -----------
NET INVESTMENT INCOME....................................................................     2,589,395      237,883
                                                                                          -------------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY: (NOTES 2 & 7)
 Net realized loss on investments........................................................    (9,261,189)  (2,006,252)
 Net realized gain on redemptions-in-kind................................................            --   14,893,056
 Net change in unrealized appreciation (depreciation) on investments and foreign currency    14,197,391   (7,411,274)
                                                                                          -------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTES 2 & 7)     4,936,202    5,475,530
                                                                                          -------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................   $ 7,525,597  $ 5,713,413
                                                                                          =============  ===========

-------------------
(a) The Fund has changed its fiscal year end from October 31 to September 30.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          PERIOD ENDED    YEAR ENDED
                                                                                          SEPTEMBER 30,   OCTOBER 31,
                                                                                            2003 (A)         2002
                                                                                          -------------  ------------
NET ASSETS AT BEGINNING OF PERIOD........................................................  $ 28,567,246  $113,594,701
                                                                                          -------------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
 Net investment income...................................................................     2,589,395       237,883
 Net realized gain (loss) on investments and redemptions-in-kind.........................    (9,261,189)   12,886,804
 Net change in unrealized appreciation (depreciation) on investments and foreign currency    14,197,391    (7,411,274)
                                                                                          -------------  ------------
 Net Increase (Decrease) in Net Assets Resulting from Operations.........................     7,525,597     5,713,413
                                                                                          -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
   Class A...............................................................................        (3,464)           --
   Class B...............................................................................        (2,610)           --
   Class C...............................................................................          (235)           --
   Class G...............................................................................       (58,829)           --
   Class T...............................................................................    (1,134,919)      (14,787)
   Class Z...............................................................................    (1,326,619)     (270,326)
 Net realized gains:
   Class G...............................................................................            --       (92,957)
   Class T...............................................................................            --      (321,990)
   Class Z...............................................................................            --    (4,065,865)
                                                                                          -------------  ------------
    Total distributions..................................................................    (2,526,676)   (4,765,925)
                                                                                          -------------  ------------
 Net increase (decrease) in net assets from share transactions (b).......................   147,849,416   (85,974,943)
                                                                                          -------------  ------------
 Net increase (decrease) in net assets...................................................   152,848,337   (85,027,455)
                                                                                          -------------  ------------
 NET ASSETS at end of period.............................................................  $181,415,583  $ 28,567,246
                                                                                          =============  ============
 Undistributed net investment income.....................................................  $    145,092  $     32,838
                                                                                          =============  ============

                                                                                           YEAR ENDED
                                                                                           OCTOBER 31,
                                                                                              2001
                                                                                          ------------
NET ASSETS AT BEGINNING OF PERIOD........................................................ $103,617,266
                                                                                          ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
 Net investment income...................................................................      795,088
 Net realized gain (loss) on investments and redemptions-in-kind.........................    4,900,020
 Net change in unrealized appreciation (depreciation) on investments and foreign currency   (7,266,203)
                                                                                          ------------
 Net Increase (Decrease) in Net Assets Resulting from Operations.........................   (1,571,095)
                                                                                          ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
   Class A...............................................................................           --
   Class B...............................................................................           --
   Class C...............................................................................           --
   Class G...............................................................................           --
   Class T...............................................................................      (24,364)
   Class Z...............................................................................     (780,029)
 Net realized gains:
   Class G...............................................................................      (49,633)
   Class T...............................................................................     (272,087)
   Class Z...............................................................................   (2,945,509)
                                                                                          ------------
    Total distributions..................................................................   (4,071,622)
                                                                                          ------------
 Net increase (decrease) in net assets from share transactions (b).......................   15,620,152
                                                                                          ------------
 Net increase (decrease) in net assets...................................................    9,977,435
                                                                                          ------------
 NET ASSETS at end of period............................................................. $113,594,701
                                                                                          ============
 Undistributed net investment income..................................................... $     77,853
                                                                                          ============

-------------------
(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) For details on share transactions by classes, see Statement of Changes in Net Assets - Capital Stock Activity on pages 10-11.

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

                                                     PERIOD ENDED    YEAR ENDED   YEAR ENDED
                                                     SEPTEMBER 30,   OCTOBER 31,  OCTOBER 31,
                                                      2003 (A)(B)       2002         2001
                                                     -------------  ------------  -----------
SHARE TRANSACTIONS:
Class A:
 Net proceeds from sales of shares..................  $    648,541  $         --  $        --
 Issued to shareholders in reinvestment of dividends         3,237            --           --
 Cost of shares repurchased.........................       (99,798)           --           --
                                                     -------------  ------------  -----------
   Net Increase.....................................  $    551,980  $         --  $        --
                                                     -------------  ------------  -----------
Class B:
 Net proceeds from sales of shares..................  $  1,466,777  $         --  $        --
 Issued to shareholders in reinvestment of dividends         2,480            --           --
 Cost of shares repurchased.........................      (350,847)           --           --
                                                     -------------  ------------  -----------
   Net Increase.....................................  $  1,118,410  $         --  $        --
                                                     -------------  ------------  -----------
Class C:
 Net proceeds from sales of shares..................  $    743,182  $         --  $        --
 Issued to shareholders in reinvestment of dividends           111            --           --
 Cost of shares repurchased.........................      (624,830)           --           --
                                                     -------------  ------------  -----------
   Net Increase.....................................  $    118,463  $         --  $        --
                                                     -------------  ------------  -----------
Class G:
 Net proceeds from sales of shares..................  $    143,452  $    607,331  $ 1,270,603
 Issued in connection with acquisition (Note 1).....    10,032,885            --           --
 Issued to shareholders in reinvestment of dividends        56,662        92,335       49,633
 Cost of shares repurchased.........................    (3,057,348)     (449,690)    (455,687)
                                                     -------------  ------------  -----------
   Net Increase.....................................  $  7,175,651  $    249,976  $   864,549
                                                     -------------  ------------  -----------
Class T:
 Net proceeds from sales of shares..................  $  2,162,435  $  1,956,588  $ 3,634,086
 Issued in connection with acquisition (Note 1).....   101,580,964            --           --
 Issued to shareholders in reinvestment of dividends     1,097,380       334,609      293,753
 Cost of shares repurchased.........................   (17,083,667)   (2,756,097)  (3,656,553)
                                                     -------------  ------------  -----------
   Net Increase (Decrease)..........................  $ 87,757,112  $   (464,900) $   271,286
                                                     -------------  ------------  -----------
Class Z:
 Net proceeds from sales of shares..................  $ 14,764,524  $  9,952,015  $14,299,867
 Issued in connection with acquisition (Note 1).....    76,942,534            --           --
 Redemptions-in-kind (c)............................            --   (93,827,039)          --
 Issued to shareholders in reinvestment of dividends       306,107     3,813,095    3,501,503
 Cost of shares repurchased.........................   (40,885,365)   (5,698,090)  (3,317,053)
                                                     -------------  ------------  -----------
   Net Increase (Decrease)..........................  $ 51,127,800  $(85,760,019) $14,484,317
                                                     -------------  ------------  -----------
 Total Share Transactions...........................  $147,849,416  $(85,974,943) $15,620,152
                                                     -------------  ------------  -----------

-------------------
(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) Effective November 25, 2002, the Galaxy Strategic Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Strategic Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 27, 2003, the Fund was renamed Columbia Dividend Income Fund.
(c) The Fund had a redemption-in-kind on January 11, 2002, which resulted in a redemption out of the Fund of $93,827,039. The redemption is comprised of securities and cash in the amounts of $83,530,666 and $10,296,373, respectively.

                      See Notes to Financial Statements.

                                                     PERIOD ENDED   YEAR ENDED   YEAR ENDED
                                                     SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
                                                      2003 (A)(B)      2002         2001
                                                     -------------  -----------  -----------
OTHER INFORMATION:
SHARES TRANSACTIONS:
Class A:
 Sold...............................................        72,731           --           --
 Issued to shareholders in reinvestment of dividends           345           --           --
 Repurchased........................................       (12,169)          --           --
                                                     -------------  -----------  -----------
   Net Increase.....................................        60,907           --           --
                                                     -------------  -----------  -----------
Class B:
 Sold...............................................       164,196           --           --
 Issued to shareholders in reinvestment of dividends           268           --           --
 Repurchased........................................       (39,385)          --           --
                                                     -------------  -----------  -----------
   Net Increase.....................................       125,079           --           --
                                                     -------------  -----------  -----------
Class C:
 Sold...............................................        86,238           --           --
 Issued to shareholders in reinvestment of dividends            12           --           --
 Repurchased........................................       (69,543)          --           --
                                                     -------------  -----------  -----------
   Net Increase.....................................        16,707           --           --
                                                     -------------  -----------  -----------
Class G:
 Sold...............................................        16,877       58,075      104,637
 Issued in connection with acquisition (Note 1).....     1,137,552           --           --
 Issued to shareholders in reinvestment of dividends         6,525        8,802        4,929
 Repurchased........................................      (347,287)     (48,228)     (27,848)
                                                     -------------  -----------  -----------
   Net Increase.....................................       813,667       18,649       81,718
                                                     -------------  -----------  -----------
Class T:
 Sold...............................................       238,068      184,929      264,265
 Issued in connection with acquisition (Note 1).....    11,278,336           --           --
 Issued to shareholders in reinvestment of dividends       122,918       31,497       28,801
 Repurchased........................................    (1,972,609)    (285,078)    (267,453)
                                                     -------------  -----------  -----------
   Net Increase (Decrease)..........................     9,666,713      (68,652)      25,613
                                                     -------------  -----------  -----------
Class Z:
 Sold...............................................     1,688,522      985,895    1,293,445
 Issued in connection with acquisition (Note 1).....     8,539,200           --           --
 Issued to shareholders in reinvestment of dividends        34,595      356,985      342,181
 Redemptions-in-kind................................            --   (8,728,097)          --
 Repurchased........................................    (4,674,712)    (552,015)    (304,437)
                                                     -------------  -----------  -----------
   Net Increase (Decrease)..........................     5,587,605   (7,937,232)   1,331,189
                                                     -------------  -----------  -----------

-------------------
(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) Effective November 25, 2002, the Galaxy Strategic Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Strategic Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 27, 2003, the Fund was renamed Columbia Dividend Income Fund.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Columbia Dividend Income Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                       PERIOD ENDED
                                                      SEPTEMBER 30,
                                                      2003 (A)(B)(C)
      CLASS A SHARES                                  --------------
      Net Asset Value, Beginning of Period...........         $ 9.01
                                                      --------------
      Income from Investment Operations:
      Net investment income/(d)(e)/..................           0.11
      Net realized and unrealized gain on investments           0.25
                                                      --------------
      Total from Investment Operations...............           0.36
                                                      --------------
      Less Distributions Declared to Shareholders:
      From net investment income.....................          (0.11)
                                                      --------------
      Net Asset Value, End of Period.................         $ 9.26
                                                      ==============

      Total return/(f)(g)(h)/........................           4.02%
                                                      ==============

      Ratios to Average Net Assets/Supplemental Data:
      Expenses/(i)(j)/...............................           1.42%
      Net investment income/(i)(j)/..................           1.38%
      Waiver/reimbursement/(j)/......................             --%/(k)/
      Portfolio turnover rate/(g)/...................             33%
      Net assets, end of period (000's)..............         $  564

-------------------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.11.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Not annualized.
(h) Had the Advisor not waived a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds less than 0.01%.

                      See Notes to Financial Statements.

Columbia Dividend Income Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                       PERIOD ENDED
                                                      SEPTEMBER 30,
                                                      2003 (A)(B)(C)
      CLASS B SHARES                                  --------------
      Net Asset Value, Beginning of Period...........         $ 8.82
                                                      --------------
      Income from Investment Operations:
      Net investment income/(d)(e)/..................           0.05
      Net realized and unrealized gain on investments           0.26
                                                      --------------
      Total from Investment Operations...............           0.31
                                                      --------------
      Less Distributions Declared to Shareholders:
      From net investment income.....................          (0.05)
                                                      --------------
      Net Asset Value, End of Period.................         $ 9.08
                                                      ==============

      Total return/(f)(g)(h)/........................           3.51%
                                                      ==============

      Ratios to Average Net Assets/Supplemental Data:
      Expenses/(i)(j)/...............................           2.34%
      Net investment income/(i)(j)/..................           0.47%
      Waiver/reimbursement/(j)/......................             --%/(k)/
      Portfolio turnover rate/(g)/...................             33%
      Net assets, end of period (000's)..............         $1,136

-------------------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.05.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) Had the Advisor not waived a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds less than 0.01%.

                      See Notes to Financial Statements.

Columbia Dividend Income Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                       PERIOD ENDED
                                                      SEPTEMBER 30,
                                                      2003 (A)(B)(C)
      CLASS C SHARES                                  --------------
      Net Asset Value, Beginning of Period...........         $ 8.82
                                                      --------------
      Income from Investment Operations:
      Net investment income/(d)(e)/..................           0.07
      Net realized and unrealized gain on investments           0.23
                                                      --------------
      Total from Investment Operations...............           0.30
                                                      --------------
      Less Distributions Declared to Shareholders:
      From net investment income.....................          (0.05)
                                                      --------------
      Net Asset Value, End of Period.................         $ 9.07
                                                      ==============

      Total return/(f)(g)(h)/........................           3.41%
                                                      ==============

      Ratios to Average Net Assets/Supplemental Data:
      Expenses/(i)(j)/...............................           2.18%
      Net investment income/(i)(j)/..................           0.95%
      Waiver/reimbursement/(j)/......................             --%/(k)/
      Portfolio turnover rate/(g)/...................             33%
      Net assets, end of period (000's)..............         $  152

-------------------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.07.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                      See Notes to Financial Statements.

Columbia Dividend Income Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                             PERIOD ENDED
                                                            SEPTEMBER 30,           --------------
                                                            2003 (A)(B)(C)               2002
CLASS G SHARES                                             --------------           -------
Net Asset Value, Beginning of Period......................         $ 8.36           $  9.87
                                                           --------------           -------
Income from Investment Operations:
Net investment income (loss)/(e)/.........................           0.05/(f)/        (0.07)/(f)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................           0.71             (1.05)/(g)/
                                                           --------------           -------
Total from Investment Operations..........................           0.76             (1.12)
                                                           --------------           -------
Less Distributions Declared to Shareholders:
From net investment income................................          (0.05)               --
From net realized gains...................................             --             (0.39)
                                                           --------------           -------
Total Distributions Declared to Shareholders..............          (0.05)            (0.39)
                                                           --------------           -------
Net Asset Value, End of Period............................         $ 9.07           $  8.36
                                                           ==============           =======

Total return/(i)/.........................................           9.08%/(j) (k)/  (12.16)%/(k)/
                                                           ==============           =======

Ratios to Average Net Assets/Supplemental Data:
Expenses/(l)/.............................................           2.21%/(m)/        2.17%
Net investment income(loss)/(l)/..........................           0.71%/(m)/       (0.72)%
Waiver/reimbursement......................................             --%/(m)(n)/     0.25%
Portfolio turnover rate...................................            33 %/(j)/          65%/(o)/
Net assets, end of period (000's).........................         $9,650           $ 2,093

                                                                       YEAR ENDED OCTOBER 31,
                                                           -------------------------------------------------
                                                               2001          2000         1999         1998 (D)
CLASS G SHARES                                             ------        ------       ------       --------
Net Asset Value, Beginning of Period...................... $10.37        $ 9.84       $ 9.61         $10.00
                                                           ------        ------       ------       --------
Income from Investment Operations:
Net investment income (loss)/(e)/.........................  (0.06)/(f)/   (0.04)       (0.02)/(f)/    (0.02)
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................  (0.11)         1.75         0.26          (0.37)
                                                           ------        ------       ------       --------
Total from Investment Operations..........................  (0.17)         1.71         0.24          (0.39)
                                                           ------        ------       ------       --------
Less Distributions Declared to Shareholders:
From net investment income................................     --            --/(h)/      --             --
From net realized gains...................................  (0.33)        (1.18)       (0.01)            --
                                                           ------        ------       ------       --------
Total Distributions Declared to Shareholders..............  (0.33)        (1.18)       (0.01)            --
                                                           ------        ------       ------       --------
Net Asset Value, End of Period............................ $ 9.87        $10.37       $ 9.84         $ 9.61
                                                           ======        ======       ======       ========

Total return/(i)/.........................................  (1.71)%/(k)/  20.33%/(k)/   2.50%/(k)/    (4.76)%/(j) (k)/
                                                           ======        ======       ======       ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(l)/.............................................   2.02%         1.95%        1.84%          2.01%/(m)/
Net investment income(loss)/(l)/..........................  (0.53)%       (0.35)%      (0.24)%        (0.55)%/(m)/
Waiver/reimbursement......................................   0.24%         0.40%        0.56%          1.04%/(m)/
Portfolio turnover rate...................................     81%           81%          79%            30%/(j)/
Net assets, end of period (000's)......................... $2,286        $1,555       $1,348         $  583

-------------------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.
(d) The Fund commenced operations on March 4, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.05, $(0.10), $(0.08),
    $(0.08), $(0.08) and $(0.06), respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(h) Rounds to less than $0.01 per share.
(i) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(j) Not annualized.
(k) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(l) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(m) Annualized.
(n) Rounds to less than 0.01%.
(o) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.

                      See Notes to Financial Statements.

Columbia Dividend Income Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             PERIOD ENDED
                                                            SEPTEMBER 30,           --------------
                                                            2003 (A)(B)(C)               2002
CLASS T SHARES                                             --------------           -------
Net Asset Value, Beginning of Period......................        $  8.54           $ 10.02
                                                           --------------           -------
Income from Investment Operations:
Net investment income/(e)/................................           0.11/(f)/         0.01/(f)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................           0.73             (1.08)/(h)/
                                                           --------------           -------
Total from Investment Operations..........................           0.84             (1.07)
                                                           --------------           -------
Less Distributions Declared to Shareholders:
From net investment income................................          (0.12)            (0.02)
From net realized gains...................................             --             (0.39)
                                                           --------------           -------
Total Distributions Declared to Shareholders..............          (0.12)            (0.41)
                                                           --------------           -------
Net Asset Value, End of Period............................        $  9.26           $  8.54
                                                           ==============           =======

Total return/(i)/.........................................           9.86%/(j) (k)/  (11.50)%/(k)/
                                                           ==============           =======

Ratios to Average Net Assets/Supplemental Data:
Expenses/(l)/.............................................           1.49%/(m)/        1.40%
Net investment income/(l)/................................           1.42%/(m)/        0.05%
Waiver/reimbursement......................................           0.01%/(m)/        0.29%
Portfolio turnover rate...................................            33 %/(j)/          65%/(n)/
Net assets, end of period (000's).........................        $96,638           $ 6,578

                                                                      YEAR ENDED OCTOBER 31,
                                                           -------------------------------------------------
                                                               2001          2000         1999         1998 (D)
CLASS T SHARES                                             ------        ------       ------       --------
Net Asset Value, Beginning of Period...................... $10.46        $ 9.89       $ 9.62         $10.00
                                                           ------        ------       ------       --------
Income from Investment Operations:
Net investment income/(e)/................................   0.03/(f)/     0.04         0.04/(f)/        --/(g)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................  (0.11)         1.75         0.27          (0.38)
                                                           ------        ------       ------       --------
Total from Investment Operations..........................  (0.08)         1.79         0.31          (0.38)
                                                           ------        ------       ------       --------
Less Distributions Declared to Shareholders:
From net investment income................................  (0.03)        (0.04)       (0.03)            --
From net realized gains...................................  (0.33)        (1.18)       (0.01)            --
                                                           ------        ------       ------       --------
Total Distributions Declared to Shareholders..............  (0.36)        (1.22)       (0.04)            --
                                                           ------        ------       ------       --------
Net Asset Value, End of Period............................ $10.02        $10.46       $ 9.89         $ 9.62
                                                           ======        ======       ======       ========

Total return/(i)/.........................................  (0.83)%/(k)/  21.09%/(k)/   3.25%/(k)/    (3.75)%/(j)(k)/
                                                           ======        ======       ======       ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(l)/.............................................   1.24%         1.20%        1.19%          1.40%/(m)/
Net investment income/(l)/................................   0.25%         0.40%        0.41%          0.06%/(m)/
Waiver/reimbursement......................................   0.26%         0.40%        0.44%          1.01%/(m)/
Portfolio turnover rate...................................     81%           81%          79%            30%/(j)/
Net assets, end of period (000's)......................... $8,400        $8,505       $8,229         $4,051

---------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.
(d) The Fund commenced operations on March 4, 1998.
(e) Net investment income (loss) per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.11, $(0.02), $0.00,
    $0.00, $0.00 and $0.00, respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) Rounds to less than $0.01 per share.
(h) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(i) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(j) Not annualized.
(k) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(l) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(m) Annualized.
(n) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.

                      See Notes to Financial Statements.

Columbia Dividend Income Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             PERIOD ENDED
                                                            SEPTEMBER 30,          --------------
                                                            2003 (A)(B)(C)              2002
CLASS Z SHARES                                             --------------          -------
Net Asset Value, Beginning of Period......................        $  8.56          $ 10.03
                                                           --------------          -------
Income from Investment Operations:
Net investment income/(e)/................................          0.15 /(f)/       0.06 /(f)/
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................           0.72            (1.07)/(g)/
                                                           --------------          -------
Total from Investment Operations..........................           0.87            (1.01)
                                                           --------------          -------
Less Distributions Declared to Shareholders:
From net investment income................................          (0.17)           (0.07)
From net realized gains...................................             --            (0.39)
                                                           --------------          -------
Total Distributions Declared to Shareholders..............          (0.17)           (0.46)
                                                           --------------          -------
Net Asset Value, End of Period............................        $  9.26          $  8.56
                                                           ==============          =======

Total return/(h)/.........................................          10.22%/(i)(j)/  (11.07)%/(j)/
                                                           ==============          =======

Ratios to Average Net Assets/Supplemental Data:
Expenses/(k)/.............................................           1.02%/(l)/       0.82%
Net investment income/(k)/................................           1.89%/(l)/       0.63%
Waiver/reimbursement......................................           0.02%/(l)/       0.24%
Portfolio turnover rate...................................             33%/(i)/         65%/(m)/
Net assets, end of period (000's).........................        $73,276          $19,896

                                                                        YEAR ENDED OCTOBER 31,
                                                           -----------------------------------------------------
                                                                2001           2000          1999          1998 (D)
CLASS Z SHARES                                             --------        -------       -------       --------
Net Asset Value, Beginning of Period...................... $  10.48        $  9.90       $  9.63        $ 10.00
                                                           --------        -------       -------       --------
Income from Investment Operations:
Net investment income/(e)/................................     0.08/(f)/      0.08          0.09/(f)/      0.01
Net realized and unrealized gain (loss) on investments and
 foreign currency.........................................    (0.12)          1.76          0.27          (0.37)
                                                           --------        -------       -------       --------
Total from Investment Operations..........................    (0.04)          1.84          0.36          (0.36)
                                                           --------        -------       -------       --------
Less Distributions Declared to Shareholders:
From net investment income................................    (0.08)         (0.08)        (0.08)         (0.01)
From net realized gains...................................    (0.33)         (1.18)        (0.01)            --
                                                           --------        -------       -------       --------
Total Distributions Declared to Shareholders..............    (0.41)         (1.26)        (0.09)         (0.01)
                                                           --------        -------       -------       --------
Net Asset Value, End of Period............................ $  10.03        $ 10.48       $  9.90        $  9.63
                                                           ========        =======       =======       ========

Total return/(h)/.........................................    (0.43)%/(j)/   21.69%/(j)/    3.64%/(j)/    (3.62)%/(i)(j)/
                                                           ========        =======       =======       ========

Ratios to Average Net Assets/Supplemental Data:
Expenses/(k)/.............................................     0.75%          0.78%         0.80%          1.27%/(l)/
Net investment income/(k)/................................     0.74%          0.83%         0.80%          0.19%/(l)/
Waiver/reimbursement......................................     0.21%          0.20%         0.20%          0.20%/(l)/
Portfolio turnover rate...................................       81%            81%           79%           30 %/(i)/
Net assets, end of period (000's)......................... $102,909        $93,558       $71,063        $63,061

-------------------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Fund was again renamed Columbia Dividend Income Fund.
(b) The Fund has changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.
(d) The Fund commenced operations on March 4, 1998.
(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.15, $0.04, $0.06, $0.06, $0.06 and
    $0.00, respectively.
(f) Per share data was calculated using average shares outstanding during the period.
(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(h) Total return at net asset value assuming all distributions reinvested.
(i) Not annualized.
(j) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l) Annualized.
(m) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.

                      See Notes to Financial Statements.

                                    [GRAPHIC]


                        Notes to Financial Statements

NOTE 1. ORGANIZATION

 Columbia Dividend Income Fund (the "Fund") is a series of the Columbia Funds Trust XI (the "Trust") a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is the successor to a separate series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust organized on March 31, 1986. The series of Galaxy, to which the Fund succeeded, was reorganized as a separate series of the Trust.

 Effective October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI. Effective October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

 Effective February 11, 2003, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to September 30.

 For the period covered by this report, the Fund's investment goal was to seek long-term growth of capital. On October 27, 2003, the Fund changed its investment goal to seek current income and capital appreciation.

 The Fund may issue an unlimited number of shares. The Fund currently offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. Class A and Class T shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed on Class A and Class T shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B, Class C and Class G shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

 As of the end of business on November 22, 2002, the Galaxy Equity Income Fund, previously a fund of Galaxy, merged into Liberty Strategic Equity Fund (formerly known as Galaxy Strategic Equity Fund). The Liberty Strategic Equity Fund received a tax-free transfer of assets from Galaxy Equity Income Fund as follows:

                    SHARES    NET ASSETS     UNREALIZED
                    ISSUED     RECEIVED    DEPRECIATION/1/
                    ------     --------    ---------------
                  20,955,088  $188,556,383       $(19,625,587)

                              NET ASSETS   NET ASSETS OF
                  NET ASSETS   OF GALAXY      LIBERTY
                  OF LIBERTY    EQUITY       STRATEGIC
                   STRATEGIC  INCOME FUND   EQUITY FUND
                  EQUITY FUND IMMEDIATELY   IMMEDIATELY
                   PRIOR TO    PRIOR TO        AFTER
                  COMBINATION COMBINATION   COMBINATION
                  ----------- -----------   -----------
                  $30,204,471 $188,556,383       $218,760,854

/1/ Unrealized depreciation is included in the Net Assets Received amount shown above.

 Class G, Class T and Class Z shares of the Liberty Strategic Equity Fund were issued in exchange for Retail B, Retail A and Trust shares of Galaxy Equity Income Fund, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

 The accompanying statement of operations, statement of changes in net assets and financial highlights represent the historical operations of the Galaxy Strategic Equity Fund for periods prior to November 22, 2002.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

 Security Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the Fund based upon its relative net assets. Awards from litigation are recorded as a reduction of cost if the Fund still holds the affected securities on the payment date. If the Fund no longer holds the effected securities, the proceeds are recorded as realized gains.

 Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset. Otherwise, gains or losses are recognized on the settlement date.

 Foreign Currency Translation: Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

 Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

 Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly for the Fund. Net realized capital gains for the Fund, if any, are distributed at least annually.

 Federal Income Taxes: The Fund intends to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

 Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. The Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

 Determination of Class Net Asset Values: All income, expenses (other than class specific expenses), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis, based on net assets, for purposes of determining the net asset value of each class.

 Organization Costs: The Fund has borne all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years, beginning with the commencement of the Fund's operation. As of September 30, 2003, all organization costs have been fully amortized.

NOTE 3. FEDERAL TAX INFORMATION

 Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, REIT return of capital adjustments, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

 For the period ended September 30, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                    UNDISTRIBUTED  ACCUMULATED
                    NET INVESTMENT NET REALIZED    PAID-IN
                        INCOME         LOSS        CAPITAL
                        ------         ----        -------
                       $49,535     $(20,919,179) $20,869,644

 Net investment income, net realized gains (losses) and net assets were not affected by this reclassification. Included in the reclassification are book-to-tax timing differences totaling $20,871,068 which were acquired as part of the merger. These timing differences are mostly comprised of capital loss carry-forwards, wash sales, REIT return of capital adjustments and non-deductable expenses.

 The tax character of distributions paid during the period ended September 30, 2003 and the years ended October 31, 2002 and 2001 was as follows:

                                                   LONG-TERM
                                 ORDINARY INCOME CAPITAL GAINS
                  -              --------------- -------------
                  September 2003   $2,526,676     $       --
                  October 2002..    1,124,772      3,641,153
                  October 2001..      804,393      3,267,229

 As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                   UNDISTRIBUTED UNDISTRIBUTED
                     ORDINARY      LONG-TERM    UNREALIZED
                      INCOME     CAPITAL GAINS DEPRECIATION*
                      ------     ------------- -------------
                      $82,574         $--       $10,155,696

* The difference between book-basis and tax-basis unrealized depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales and REIT return of capital adjustments.

 The following capital loss carryforwards, determined as of September 30, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                         YEAR OF EXPIRATION
                         ------------------ -
                                2009....... $20,104,156
                                2010.......   2,470,255
                                2011.......   9,095,627
                                            -----------
                                            $31,670,038
                                            -----------

 Of the capital loss carryforwards attributable to the Fund, $20,424,884 ($20,104,156 expiring 9/30/09 and $320,728 expiring 9/30/10) was obtained upon the Fund's merger with Galaxy Equity Income Fund (See Note 1).

 Utilization of the Fund's capital loss carryforwards above could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES, DISTRIBUTION AND OTHER FEES

 On April 1, 2003, Fleet Investment Advisors Inc., the investment advisor to the Fund, and Stein Roe & Farnham Incorporated, the administrator to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of those companies with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

 Columbia is the investment advisor of the Fund and receives a monthly fee equal to 0.75% annually of the average daily net assets of the Fund.

 Columbia intends to waive advisory fees payable to it by the Fund so that the advisory fees payable by the Fund would be as follows:

                   AVERAGE DAILY NET ASSETS ANNUAL FEE RATIO
                   ------------------------ ----------------
                      First $500 million          0.75%
                      Next $500 million           0.70%
                      Next $500 million           0.65%
                      Next $500 million           0.60%
                      Over $2 billion             0.55%

 At a meeting held on October 8, 2003, the Board of Trustees approved a new management fee structure to go into effect on November 1, 2003. Under the new structure, Columbia will receive a monthly fee based on the Fund's average daily net assets as follows:

                   AVERAGE DAILY NET ASSETS ANNUAL FEE RATIO
                   ------------------------ ----------------
                      First $500 million          0.75%
                      Next $500 million           0.70%
                      Next $500 million           0.65%
                      Next $500 million           0.60%
                      Over $2 billion             0.55%

 Effective November 1, 2003, Columbia no longer intends to waive its advisory fees payable to it by the Fund.

 Columbia provides, pursuant to an Administrative Agreement with the Fund, certain administrative services for a monthly fee equal to 0.067% annually of the Fund's average daily net assets. Prior to November 26, 2002, the administration agreement was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Trust and the other funds offered by Galaxy, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. Effective July 22, 2002 through November 22, 2002, PFPC ("PFPC"), a member of PNC Financial Services Group, served as sub-administrator to the Funds pursuant to an agreement with Columbia.

 Columbia is also responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

 Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual fee based on the average daily net assets of the Fund as follows:

              AVERAGE DAILY NET ASSETS                     FEE
              ------------------------                     ---
              Under $50 million                          $ 25,000
              Of $50 million but less than $200 million    35,000
              Of $200 million but less than $500 million   50,000
              Of $500 million but less than $1 billion     85,000
              In excess of $1 billion                     125,000

 An additional annual flat fee of $10,000 is charged to the Fund due to its multi-class structure. The Fund also pays out-of-pocket costs for pricing services.

 Prior to July 22, 2002, PFPC provided pricing and bookkeeping services to the Fund at the same annual rates described above. PFPC continued to provide certain of these pricing and bookkeeping services, through November 22, 2002, pursuant to an agreement with Columbia.

 Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee based on a per account charge or minimum of $5,000 annually. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

 The Transfer Agent has agreed to reimburse class specific transfer agent fees as follows:

                                  FEES WAIVED
                                ---------------
                                CLASS T CLASS Z
                                ------- -------
                                $8,220  $13,474

 Prior to July 22, 2002, PFPC was the transfer agent to the Fund at the same rates described above.

 At a meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Fund. Effective November 1, 2003, the Fund will be charged an annual $28.00 charge per open account for the transfer agent fees.

 Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. Effective October 13, 2003, Liberty Funds Distributor, Inc. changed its name to Columbia Funds Distributor, Inc.

 For the period ended September 30, 2003, the Fund has been advised that the Distributor has retained fees as follows:

               FRONT-END
             SALES CHARGE                    CDSC
            --------------- ---------------------------------------
            CLASS A CLASS T CLASS A CLASS B CLASS C CLASS G CLASS T
            ------- ------- ------- ------- ------- ------- -------
            $1,137   $839     $0    $2,420  $1,563  $18,854   $0

   The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service and distribution fee to the Distributor at an annual fee rate as follows:

              DISTRIBUTION FEE                     SERVICE FEE
     ---------------------------------  ---------------------------------
     CLASS A* CLASS B CLASS C CLASS G** CLASS A* CLASS B CLASS C CLASS G**
     -------- ------- ------- --------- -------- ------- ------- ---------
      0.10%..  0.75%   0.75%    0.65%     0.25%   0.25%   0.25%    0.50%

* The Fund's Board of Trustees limits payments under the Plan for Class A shares to 0.25% annually of the Class A average daily net assets.
** The Fund's Board of Trustees limits payments under the Plan for Class G shares to 0.95% annually of the Class G average daily net assets.
 Prior to July 22, 2002, PFPC Distributors, Inc., a wholly-owned subsidiary of PNC Financial Services Group, acted as the exclusive distributor to the Class Z shares (formerly Trust shares).

 The Fund has adopted a plan that permits it to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% annually for Class T shareholder service fees.

 The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

 The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

 The Fund's Independent Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

 The Fund has an agreement with its custodian bank under which $198 of custody fees were reduced by balance credits for the period ended September 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

 Expenses for the year ended October 31, 2002 include legal fees paid directly to Drinker Biddle and Reath LLP. A partner of that firm is Secretary to the Trust.

NOTE 5. SHARES OF BENEFICIAL INTEREST

 The Trust's Declaration of Funds authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

NOTE 6. PURCHASES AND SALES OF SECURITIES

 The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended September 30, 2003 was $57,346,938 and $96,522,284, respectively.

 Unrealized appreciation (depreciation) at September 30, 2003, based on cost of investments for federal income tax purposes, was:

                  Gross unrealized appreciation $ 15,925,284
                  Gross unrealized depreciation  (26,080,980)
                                                ------------
                   Net unrealized depreciation. $(10,155,696)
                                                ------------

 The Galaxy Strategic Equity Fund had a redemption-in-kind on January 11, 2001 which resulted in a redemption out of the Fund of $93,827,039. The redemption is comprised of securities and cash in the amounts of $83,530,666 and $10,296,373, respectively.

NOTE 7. FOREIGN SECURITIES

 The Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

NOTE 8.  LINE OF CREDIT

 Prior to the Fund's merger into the Trust, the Fund and other Galaxy funds participated in a $150,000,000 credit facility, which was used for temporary or emergency purposes to facilitate portfolio liquidity. Interest was charged to the Fund based on its borrowings. In addition, the Fund paid commitment fees on its pro-rata portion of the line of credit. The commitment fees are included in "Other expenses" on the Statements of Operations. Following the merger into the Trust, the Fund participated in a $200,000,000 credit facility with other Columbia Funds. On April 26, 2003, the Fund entered into a new $350,000,000 credit facility with other Columbia Funds, pursuant to similar terms and conditions. For the period ended September 30, 2003, the Fund did not borrow under these agreements.

  -----------------------------------------------------------------------------


                                    [GRAPHIC]


                        Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Trustees of Columbia Funds Trust XI:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Income Fund (formerly, Columbia Strategic Equity Fund, prior to that, Liberty Strategic Equity Fund, and prior to that, Galaxy Strategic Equity Fund) (the "Fund") (a series of Columbia Funds Trust XI (formerly, Liberty-Stein Roe Funds Income Trust and prior to that, The Galaxy Fund)) as of September 30, 2003, and the related statement of operations for the period from November 1, 2002 to September 30, 2003 and for the year ended October 31, 2002, the statement of changes in net assets for the period from November 1, 2002 to September 30, 2003 and for each of the two years in the period ended October 31, 2002, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1998 were audited by other auditors, whose report dated December 23, 1998, expressed an unqualified opinion on these financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Columbia Dividend Income Fund, a series of Columbia Funds Trust XI, at September 30, 2003, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
November 14, 2003

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION:

100% of the ordinary income distributed by the Fund, for the period ended September 30, 2003, qualifies for the corporate dividend received deduction.

For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period January 1, 2003 to September 30, 2003 may represent qualified dividend income. Final information will be provided in your 2003 1099-DivForm.

RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS:

On October 21, 2003, a special meeting of shareholders of the Fund was held to authorize the Fund's Board of Trustees to change the Fund's investment goal without shareholder approval. On August 13, 2003, the record date for the Meeting, the Fund had outstanding $183,616,216.66. The votes cast at the Meeting were as follows:

     PROPOSAL OF                         % OF NAV TO TOTAL   % OF NAV TO
     NEW INVESTMENT GOAL:      NAV        OUTSTANDING NAV  TOTAL NAV VOTED
     --------------------      ---        ---------------  ---------------
           For:           $97,650,658.77       53.18%           92.50%
           Against:       $ 5,693,134.50        3.10%            5.39%
           Abstain:       $ 2,224,779.45        1.21%            2.11

                                    [GRAPHIC]


                        Trustees

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Funds. Messrs. Simpson and Woolworth had been directors/trustees of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Funds were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees of the Funds now oversees 124 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of those trustees also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 800-345-6611.

                                                                                 Number of
                                       Year First                              Portfolios in
                              Position Elected or                              Columbia Funds            Other
                                with    Appointed   Principal Occupation(s)   Complex Overseen       Directorships
Name, Address and Age          Funds   to Office/1/  During Past Five Years      by Trustee              Held
-------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Douglas A. Hacker (Age 48)    Trustee     1996      Executive Vice President           124                None
P.O. Box 66100                                      - Strategy of United
Chicago, IL 60666                                   Airlines (airline) since
                                                    December, 2002 (formerly
                                                    President of UAL Loyalty
                                                    Services (airline) from
                                                    September, 2001 to
                                                    December, 2002;
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer of United
                                                    Airlines from March,
                                                    1993 to September, 2001;
                                                    Senior Vice President
                                                    and Chief Financial
                                                    Officer of UAL, Inc.
                                                    prior thereto).

Janet Langford Kelly (Age 45) Trustee     1996      Chief Administrative               124                None
3100 West Beaver Road                               Officer and Senior Vice
Troy, MI 48084-3163                                 President, Kmart Holding
                                                    Corporation since
                                                    September, 2003
                                                    (formerly Executive Vice
                                                    President - Corporate
                                                    Development and
                                                    Administration, General
                                                    Counsel and Secretary,
                                                    Kellogg Company (food
                                                    manufacturer), from
                                                    September, 1999 to
                                                    August, 2003; Senior
                                                    Vice President,
                                                    Secretary and General
                                                    Counsel, Sara Lee
                                                    Corporation (branded,
                                                    packaged,
                                                    consumer-products
                                                    manufacturer) from
                                                    January, 1995 to
                                                    September, 1999).

Richard W. Lowry (Age 67)     Trustee     1995      Private Investor since          126/3/                None
10701 Charleston Drive                              August, 1987 (formerly
Vero Beach, FL 32963                                Chairman and Chief
                                                    Executive Officer, U.S.
                                                    Plywood Corporation
                                                    (building products
                                                    manufacturer)).

Charles R. Nelson (Age 61)    Trustee     1981      Professor of Economics,            124                None
Department of Economics                             University of
University of Washington                            Washington, since
Seattle, WA 98195                                   January, 1976; Ford and
                                                    Louisa Van Voorhis
                                                    Professor of Political
                                                    Economy, University of
                                                    Washington, since
                                                    September, 1993;
                                                    Director, Institute for
                                                    Economic Research,
                                                    University of
                                                    Washington, since
                                                    September, 2001; Adjunct
                                                    Professor of Statistics,
                                                    University of
                                                    Washington, since
                                                    September, 1980;
                                                    Associate Editor,
                                                    Journal of Money Credit
                                                    and Banking, since
                                                    September, 1993;
                                                    consultant on
                                                    econometric and
                                                    statistical matters.

John J. Neuhauser (Age 60)    Trustee     1985      Academic Vice President       127/3,4/      Saucony, Inc. (athletic
84 College Road                                     and Dean of Faculties                      footwear); SkillSoft Corp.
Chestnut Hill, MA 02467-3838                        since August, 1999,                               (E-Learning)
                                                    Boston College (formerly
                                                    Dean, Boston College
                                                    School of Management
                                                    from September, 1977 to
                                                    September, 1999).

Patrick J. Simpson (Age 58)   Trustee     2000      Partner, Perkins Coie              124                None
1211 S.W. 5th Avenue                                L.L.P. (formerly
Suite 1500                                          Partner, Stoel Rives
Portland, OR 97204                                  Boley Jones & Grey).

Thomas E. Stitzel (Age 67)    Trustee     1998      Business Consultant                124                None
2208 Tawny Woods Place                              since 1999 (formerly
Boise, ID 83706                                     Professor of Finance
                                                    from 1975 to 1999 and
                                                    Dean from 1977 to 1991,
                                                    College of Business,
                                                    Boise State University);
                                                    Chartered Financial
                                                    Analyst.

                                                                                  Number of
                                        Year First                              Portfolios in
                              Position  Elected or                              Columbia Funds               Other
                                with     Appointed   Principal Occupation(s)   Complex Overseen          Directorships
Name, Address and Age          Funds    to Office/1/  During Past Five Years      by Trustee                 Held
-------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees (continued)
Thomas C. Theobald (Age 66)    Trustee     1996      Managing Director,                124      Anixter International (network
27 West Monroe Street,                               William Blair Capital                      support equipment distributor),
Suite 3500                                           Partners (private equity                   Jones Lang LaSalle (real estate
Chicago, IL 60606                                    investing) since                              management services) and
                                                     September, 1994                             MONY Group (life insurance).
                                                     (formerly Chief
                                                     Executive Officer and
                                                     Chairman of the Board of
                                                     Directors, Continental
                                                     Bank Corporation prior
                                                     thereto).

Anne-Lee Verville (Age 58)     Trustee     1998      Author and speaker on          125/4/         Chairman of the Board of
359 Stickney Hill Road                               educational systems                         Directors, Enesco Group, Inc.
Hopkinton, NH 03229                                  needs (formerly General                        (designer, importer and
                                                     Manager, Global                              distributor of giftware and
                                                     Education Industry from                            collectibles).
                                                     1994 to 1997, and
                                                     President, Applications
                                                     Solutions Division from
                                                     1991 to 1994, IBM
                                                     Corporation (global
                                                     education and global
                                                     applications)).

Richard L. Woolworth (Age 62)  Trustee     1991      Chairman and Chief                124         NW Natural, a natural gas
100 S.W. Market Street                               Executive Officer, The                            service provider
#1500                                                Regence Group
Portland, OR 97207                                   (healthcare maintenance
                                                     organization) (formerly
                                                     Chairman and Chief
                                                     Executive Officer,
                                                     BlueCross BlueShield of
                                                     Oregon; Certified Public
                                                     Accountant, Arthur Young
                                                     & Company).

Interested Trustees
William E. Mayer/2/ (Age 63)   Trustee     1994      Managing Partner, Park         126/3/      Lee Enterprises (print media),
399 Park Avenue                                      Avenue Equity Partners                      WR Hambrecht + Co. (financial
Suite 3204                                           (private equity) since                       service provider) and First
New York, NY 10022                                   February, 1999 (formerly                        Health (healthcare).
                                                     Founding Partner,
                                                     Development Capital LLC
                                                     from November 1996 to
                                                     February, 1999; Dean and
                                                     Professor, College of
                                                     Business and Management,
                                                     University of Maryland
                                                     from October, 1992 to
                                                     November, 1996).

Joseph R. Palombo/2/ (Age 50) Trustee,     2000      Executive Vice President       125/5/                   None
One Financial Center          Chairman               and Chief Operating
Boston, MA 02111               of the                Officer of Columbia
                                Board                Management Group, Inc.
                                 and                 (Columbia Management)
                              President              since December, 2001 and
                                                     Director, Executive Vice
                                                     President and Chief
                                                     Operating Officer of the
                                                     Advisor since April,
                                                     2003 (formerly Chief
                                                     Operations Officer of
                                                     Mutual Funds, Liberty
                                                     Financial Companies,
                                                     Inc. from August, 2000
                                                     to November, 2001;
                                                     Executive Vice President
                                                     of Stein Roe & Farnham
                                                     Incorporated (Stein Roe)
                                                     from April, 1999 to
                                                     April, 2003; Director of
                                                     Colonial Management
                                                     Associates, Inc.
                                                     (Colonial) from April,
                                                     1999 to April, 2003;
                                                     Director of Stein Roe
                                                     from September, 2000 to
                                                     April, 2003) President
                                                     of Columbia Funds and
                                                     Galaxy Funds since
                                                     February, 2003 (formerly
                                                     Vice President from
                                                     September 2002 to
                                                     February 2003); Manager
                                                     of Stein Roe Floating
                                                     Rate Limited Liability
                                                     Company since October,
                                                     2000; (formerly Vice
                                                     President of the
                                                     Columbia Funds from
                                                     April, 1999 to August,
                                                     2000; Chief Operating
                                                     Officer and Chief
                                                     Compliance Officer,
                                                     Putnam Mutual Funds from
                                                     December, 1993 to March,
                                                     1999).

/1/ In December 2000, the boards of each of the former Liberty Funds and former
    Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company
    Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
/3/ Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/ Mr. Palombo also serves as an interested director of Columbia Management
    Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

                                               Year First
                                               Elected or
                               Position with   Appointed               Principal Occupation(s)
Name, Address and Age          Columbia Funds  to Office               During Past Five Years
------------------------------------------------------------------------------------------------------------
Officers
Vicki L. Benjamin (Age 42)    Chief Accounting    2001    Controller of the Columbia Funds and of the
One Financial Center            Officer and               Liberty All-Star Funds since May, 2002; Chief
Boston, MA 02111                 Controller               Accounting Officer of the Columbia Funds and
                                                          Liberty All-Star Funds since June, 2001;
                                                          Controller and Chief Accounting Officer of the
                                                          Galaxy Funds since September, 2002 (formerly Vice
                                                          President, Corporate Audit, State Street Bank and
                                                          Trust Company from May, 1998 to April, 2001;
                                                          Audit Manager from July, 1994 to June, 1997;
                                                          Senior Audit Manager from July, 1997 to May,
                                                          1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 39)    Treasurer        2000    Treasurer of the Columbia Funds and of the
One Financial Center                                      Liberty All-Star Funds since December, 2000; Vice
Boston, MA 02111                                          President of the Advisor since April, 2003
                                                          (formerly Controller of the Liberty Funds and of
                                                          the Liberty All-Star Funds from February, 1998 to
                                                          October, 2000); Treasurer of the Galaxy Funds
                                                          since September, 2002; Treasurer, Columbia
                                                          Management Multi-Strategy Hedge Fund, LLC since
                                                          December, 2002 (formerly Vice President of
                                                          Colonial from February, 1998 to October, 2000 and
                                                          Senior Tax Manager, Coopers & Lybrand, LLP from
                                                          April, 1996 to January, 1998).

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Columbia Dividend Income Fund is:

Columbia Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

ON OCTOBER 13, 2003, THE TRANSFER AGENT'S NAME WAS CHANGED TO COLUMBIA FUNDS SERVICES, INC.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Dividend Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

Annual Report:
Columbia Dividend Income Fund

Columbia Dividend Income Fund Annual Report, September 30, 2003

[LOGO] [LOGO](R) ColumbiaFunds

A Member of Columbia Management Group

(c)2003 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                 G-02/909P-1003 (11/03) 03/3276

                                   PRSRT STD
                                 U.S. Postage
                                     PAID
                          Holliston, MA Permit NO. 20

                                    [GRAPHIC]


                                   Columbia
                                   Thematic
                                 Equity Funds

                                 Annual Report
                              September 30, 2003

                            We are Columbia Funds!

 INSIDE -- Management's discussion of the changes effective as of October 13,
                                     2003.

 President's Message

[PHOTO]

Joseph R. Palombo

Dear Shareholder:

As you know, the funds you invest in have long been associated with a larger investment management organization. In the 1990s, they were part of Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

Earlier this year, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Global Thematic Equity Fund was renamed Columbia Global Thematic Equity Fund and Liberty European Thematic Equity Fund was renamed to Columbia European Thematic Equity Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands. A list of new fund names and other information related to these changes are available online at www.columbiafunds.com, our new website address.


A consolidated identity

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What has not changed is our commitment to the funds' shareholders. We remain dedicated to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

In the report that follows, the lead manager of the funds' investment team talks in depth about investment strategies and other factors that affected your funds' performance during the period. We encourage you to read the report carefully.

As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ Joseph R. Palombo
Joseph R. Palombo
President


[LOGO] Not FDIC       May Lose Value
       Insured        No Bank Guarantee

 Performance Information -- Columbia Global Thematic Equity Fund

Value of a $10,000 Investment 1/2/01--9/30/03

 Performance of a $10,000 investment
 1/2/01--9/30/03 ($)

                                without sales with sales
                                   charge       charge
                        --------------------------------
                        Class Z     6,894        n/a

                                    [CHART]

                              Class Z Shares            MSCI World Index
                              --------------            ----------------
                                 $10,000                   $10,000
01/02/2001 - 01/31/2001           10,424                    10,193
02/01/2001 - 02/28/2001            9,556                     9,331
03/01/2001 - 03/31/2001            8,737                     8,716
04/01/2001 - 04/30/2001            9,467                     9,358
05/01/2001 - 05/31/2001            9,338                     9,236
06/01/2001 - 06/30/2001            9,042                     8,946
07/01/2001 - 07/31/2001            8,766                     8,826
08/01/2001 - 08/31/2001            8,302                     8,401
09/01/2001 - 09/30/2001            7,493                     7,660
10/01/2001 - 10/31/2001            7,680                     7,806
11/01/2001 - 11/30/2001            8,174                     8,267
12/01/2001 - 12/31/2001            8,351                     8,318
01/01/2002 - 01/31/2002            7,887                     9,854
02/01/2002 - 02/28/2002            7,738                     7,994
03/01/2002 - 03/31/2002            8,064                     8,363
04/01/2002 - 04/30/2002            7,634                     8,064
05/01/2002 - 05/31/2002            7,564                     8,077
06/01/2002 - 06/30/2002            7,169                     7,586
07/01/2002 - 07/31/2002            6,547                     6,946
08/01/2002 - 08/31/2002            6,478                     6,958
09/01/2002 - 09/30/2002            5,757                     6,192
10/01/2002 - 10/31/2002            6,290                     6,648
11/01/2002 - 11/30/2002            6,566                     7,006
12/01/2002 - 12/31/2002            6,211                     6,665
01/01/2003 - 01/31/2003            5,955                     6,462
02/01/2003 - 02/28/2003            5,787                     6,349
03/01/2003 - 03/31/2003            5,728                     6,328
04/01/2003 - 04/30/2003            6,162                     6,889
05/01/2003 - 05/31/2003            6,439                     7,280
06/01/2003 - 06/30/2003            6,617                     7,406
07/01/2003 - 07/31/2003            6,844                     7,555
08/01/2003 - 08/31/2003            6,973                     7,718
09/01/2003 - 09/30/2003            6,894                     7,888

Mutual fund performance changes over time. Please visit www.columbiafunds.com for daily performance updates.
Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged index that tracks the performance of Global stocks. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

              Average annual total return as of 9/30/03 (%)
                                         11-month
                                       (cumulative) 1-year  Life
              ---------------------------------------------------
              Columbia Global Thematic
              Equity Fund                  9.58     19.73  -12.66
              ---------------------------------------------------
              MSCI World Index*           16.79     25.40   -8.81
              ---------------------------------------------------

*  MSCI World Index performance is from 12/31/00

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Columbia Funds Distributor, Inc. (CFDI) who (i) hold class Z shares, (ii) who holds class A shares that were obtained by exchanging with class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by CFDI; clients of fee-based brokers-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members of a shareholder or any person listed on an account registration for the account of any shareholder) of any fund distributed by CFDI; insurance companies, trust companies, banks, endowments, investment companies and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please consult the fund prospectus.

 Portfolio Managers' Report -- Columbia Global Thematic Equity Fund

Top 10 Holdings as of 9/30/03 (%)
Citigroup                                                             5.4
Pfizer                                                                4.4
General Electric                                                      4.1
Merrill Lynch                                                         3.6
Exxon Mobil                                                           3.6
Microsoft                                                             3.3
Johnson & Johnson                                                     3.0
Nestle                                                                2.9
Nomura Holdings                                                       2.9
British Sky Broadcasting                                              2.7

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

Top 5 Countries as of 9/30/03 (%)
United States                                                             55.3
Japan                                                                      9.0
Switzerland                                                                7.8
United Kingdom                                                             6.2
Canada                                                                     2.9

Country breakdown is calculated as a percentage of total investments. Since the fund is actively managed, there is no guarantee the fund will continue to invest in these countries in the future

The Board of Trustees for Columbia Global Thematic Equity Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will cover the six-month period from October 1, 2003, through March 31, 2004.

For the 11-month period ended September 30, 2003, class Z shares of Columbia Global Thematic Equity Fund returned 9.58%. The fund did not perform as well as its benchmark, the MSCI World Index, which returned 16.79%. The fund's move into growth stocks early in the year caused it to lose ground before the market began its rally in March. Relative performance, however, improved in the second half of the period.

Turnaround in the market

The period was characterized by two very different sets of market conditions. From November until early March, global uncertainty prevailed and equity markets were stagnant in the face of little economic growth, disappointing corporate earnings and falling consumer confidence. However, once military action began in Iraq, stocks snapped out of the doldrums and began an extended rally that lasted through the end of the period.

Poor returns early from Strategic Information

In January we added to holdings in information technology and industrials within the Strategic Information theme in anticipation of a market turnaround. Our additions included Samsung Electronics, Taiwan Semiconductor Manufacturing and Honeywell International (2.5%, 1.6% and 2.2% of net assets, respectively)./1/ While these stocks ultimately fared well when the market began to rebound in March, they were still losing value when we moved into them early in the period. Our timing had a negative effect on the fund's overall performance.

Good performance from Fulfill Your Dreams, The Home

Increasing consumer confidence in the second half of the period helped holdings in the Fulfill Your Dreams theme. Motorcycle manufacturer Harley-Davidson (1.0% of net assets) has been a consistent performer over several years and remains strong. Cruise line Carnival (1.8% of net assets) undertook

------------
/1/ Holdings are disclosed as of September 30, 2003 and are subject to change.

changes that have solidified its financial position and freed up cash flow for dividends. In The Home theme, improving economic conditions helped Kingfisher (0.7% of net assets), the leading home improvement company in Europe. Under new management, Kingfisher has done well in the United Kingdom and has seen its margins increase in do-it-yourself and home furnishing products. Toward the end of the period, we added Furniture Brands International (0.7% of net assets), a US furniture manufacturer. While low interest rates have propelled a very strong new housing market in the US, sales of furniture have been relatively weak. As the economy recovers, however, we expect to see a significant increase in spending on home furnishings.

Looking ahead

We believe the global economy is in the early stages of recovery. Although economic data has been mixed, we note a positive trend overall, even with weakness in the US dollar and US employment figures. The European economy has been somewhat fragile in this environment. We think, however, that the region's businesses should be able to adjust as long as the dollar declines gradually. The Japanese economy has begun to pick up, despite its structural troubles, and has held its place as the second largest economy in the world. Under an improving global scenario, we remain committed to high-quality growth companies, particularly in areas related to travel, consumer discretionary spending and technology.

/s/ Leon Pedersen

The fund is managed by a 7-member portfolio team at Nordea Investment Management North America, Inc., with Leon Pedersen serving as lead manager. No single individual at Nordea is responsible for making investment decisions for the fund. Nordea is the subadvisor to the fund. The fund's advisor is Columbia Management Advisors, Inc.


 There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

 Top 5 sectors as of 9/30/03 (%)

                                    [CHART]


Financials              20.3
Information technology  17.1
Consumer discretionary  15.0
Industrials             14.2
Health care             13.7



Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdown in the future.

 Performance Information--Columbia European Thematic Equity Fund

Value of an $10,000 investment
1/2/01--9/30/03

 Performance of a $10,000 investment
 1/2/01--9/30/03 ($)

                                without sales with sales
                                   charge       charge
                        --------------------------------
                        Class Z     6,922        n/a

                                    [CHART]

                             Class Z Shares      MSCI EUROPE INDEX
                             --------------      -----------------
                                 $10,000              $10,000
01/02/2001 - 01/31/2001           10,157               10,005
02/01/2001 - 02/28/2001            9,234                9,127
03/01/2001 - 03/31/2001            8,429                8,446
04/01/2001 - 04/30/2001            8,969                9,046
05/01/2001 - 05/31/2001            8,477                8,605
06/01/2001 - 06/30/2001            8,133                8,279
07/01/2001 - 07/31/2001            8,054                8,300
08/01/2001 - 08/31/2001            7,907                8,084
09/01/2001 - 09/30/2001            7,150                7,278
10/01/2001 - 10/31/2001            7,327                7,509
11/01/2001 - 11/30/2001            7,563                7,810
12/01/2001 - 12/31/2001            7,838                8,010
01/01/2002 - 01/31/2002            7,347                7,591
02/01/2002 - 02/28/2002            7,347                7,590
03/01/2002 - 03/31/2002            7,651                8,001
04/01/2002 - 04/30/2002            7,561                7,940
05/01/2002 - 05/31/2002            7,471                7,916
06/01/2002 - 06/30/2002            7,281                7,641
07/01/2002 - 07/31/2002            6,373                6,790
08/01/2002 - 08/31/2002            6,343                6,789
09/01/2002 - 09/30/2002            5,364                5,896
10/01/2002 - 10/31/2002            5,893                6,466
11/01/2002 - 11/30/2002            6,173                6,783
12/01/2002 - 12/31/2002            5,934                6,537
01/01/2003 - 01/31/2003            5,564                6,228
02/01/2003 - 02/28/2003            5,334                6,025
03/01/2003 - 03/31/2003            5,544                5,935
04/01/2003 - 04/30/2003            6,263                6,736
05/01/2003 - 05/31/2003            6,733                7,173
06/01/2003 - 06/30/2003            6,783                7,242
07/01/2003 - 07/31/2003            6,863                7,389
08/01/2003 - 08/31/2003            6,823                7,375
09/01/2003 - 09/30/2003            6,922                7,559

Mutual fund performance changes over time. Please visit www.columbiafunds.com for monthly performance updates.
Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe (MSCI Europe) Index is an unmanaged index that tracks the Performance of global stocks. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

             Average annual total return, as of 9/30/03 (%)
                                          11-month
                                        (cumulative) 1-year  Life
             -----------------------------------------------------
             Columbia European Thematic
             Equity Fund                   17.46     29.05  -12.53
             -----------------------------------------------------
             MSCI Europe Index*            16.37     27.62   -9.83
             -----------------------------------------------------

*  MSCI Europe Index performance is from 12/31/00

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Columbia Funds Distributor, Inc. (CFDI) who (i) hold class Z shares, (ii) who holds class A shares that were obtained by exchanging with class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by CFDI; clients of fee-based brokers-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members of a shareholder or any person listed on an account registration for the account of any shareholder) of any fund distributed by CFDI; insurance companies, trust companies, banks, endowments, investment companies and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please see the fund prospectus.

 Portfolio Managers' Report -- Columbia European Thematic Equity Fund


                     Top 10 Holdings as of 9/30/03 (%)
                     Nestle                                        4.9
                     Vodafone Group                                4.0
                     UBS                                           3.8
                     Novartis                                      3.7
                     Total B                                       3.4
                     Telecom Italia                                3.2
                     Nokia                                         2.9
                     Shell Transport & Trading                     2.8
                     Aventis                                       2.8
                     British Sky Broadcasting Group                2.5

                     Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

                     Top 5 Countries as of 9/30/03 (%)
                     United Kingdom                               27.3
                     Switzerland                                  17.0
                     France                                       11.8
                     Italy                                        10.6
                     Netherlands                                   8.5

                     Country breakdown is calculated as a percentage of total investments. Since the fund is actively managed, there is no guarantee the fund will continue to invest in these countries in the future.


Bought

--------------------------------------------------------------------------------
Allied Irish Banks (1.3% of net assets). The leading banking group in Ireland, the bank fits into thematic context as it benefits from the strong structural economic growth and the attractive demographics in Ireland.

Sold

--------------------------------------------------------------------------------
We sold Cadbury Schweppes which has increased operational risk, as the company made a new acquisition and is transitioning to a new CEO and rolling out a new restructuring program.

The Board of Trustees for Columbia European Thematic Equity Fund has approved the change of the fund's fiscal year end from October 31 to September 30. As a result, this report covers the 11-month period since the last annual report. The next report you receive will cover the six-month period from October 1, 2003 through March 31, 2004.

For the 11-month period ended September 30, 2003, class Z shares of Columbia European Thematic Equity Fund returned 17.46%, outperforming the MSCI Europe Index, which returned 16.37%. The fund's orientation to growth stocks helped performance when growth came back into favor during the second half of the period.

Turnaround in the market
The period was characterized by two very different sets of market conditions. From November until early March, global uncertainty prevailed and equity markets were stagnant in the face of little economic growth, disappointing earnings and falling consumer confidence. Once military action began in Iraq, however, stocks snapped out of the doldrums and began an extended rally that lasted until the final weeks of the period.

Longer Life and Global Data Traffic helped in first half
In the first part of the period, the fund posted gains from the Longer Life--Better Life theme, including strong returns from Fresenius and Novo Nordisk (1.6% and 0.8% of net assets, respectively)./1/ Fresenius runs kidney dialysis centers worldwide, and Novo Nordisk has maintained its leadership position in the briskly growing insulin market. The Global Data Traffic theme also contributed to performance, as mobile phone operator Vodafone Group and Spanish telephone company Telefonica (4.0% and 2.3% of net assets) did especially well.

Strong returns from Strategic Information and The Home
The rebound in stocks during the second half of the period benefited several technology holdings within the Strategic Information theme, including German software consulting company SAP and Dassault Systemes (0.9% and 1.5% of net assets, respectively). Dassault is a leading French company specializing in computer-aided design,

------------
/1/ Holdings are disclosed as of September 30, 2003 and are subject to change.

manufacturing and product lifecycle management software. The company is also notable for its strategic relationship with IBM for marketing and sales.

Improving economic conditions also helped the fund's holdings in The Home theme. For example, Kingfisher (2.0% of net assets), the leading home improvement company in Europe, has done well under new management. In the United Kingdom it has seen its margins increase in do-it-yourself and home furnishing products. The company also has a strong market presence in France, Italy, Poland, Taiwan and China.

Disappointing returns from security companies
The Outsourcing theme detracted from performance during the period. We owned Chubb PLC, a leading British provider of electronic security systems, but sold it when it became clear that US companies would be less likely to outsource security responsibilities overseas. The world's largest security company Securitas (1.1% of net assets) also performed poorly during the period.

Looking ahead
We believe the global economy is in the early stages of recovery. Although economic data has been mixed, we note a positive trend overall, even with weakness in the US dollar and US employment figures. The European economy has been somewhat fragile in this environment. We think, however, that the region's businesses should be able to adjust as long as the dollar declines gradually. The Japanese economy has begun to pick up, despite its structural troubles, and has held its place as the second largest economy in the world. Under an improving global scenario, we remain committed to high-quality growth companies, particularly in areas related to travel, consumer discretionary spending and technology.

/s/ Leon Pedersen

The fund is managed by a 7-member portfolio team at Nordea Investment Management North America, Inc., with Leon Pedersen serving as lead manager. No single individual at Nordea is responsible for making investment decisions for the fund. Nordea is the subadvisor to the fund. The fund's advisor is Columbia Management Advisors, Inc.


 There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a limited geographic region, such as Europe, may be subject to additional risks and volatility.
 Top 5 sectors as of 9/30/03 (%)

                                    [CHART]


Financials                  22.7
Consumer discretionary      15.8
Health care                 11.1
Energy                      10.8
Telecommunication services   9.5



Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdown in the future.

 Investment Portfolio -- Columbia Global Thematic Equity Fund

September 30, 2003

          Common Stocks - 100.9%                     Shares     Value
          --------------------------------------------------------------
          CONSUMER DISCRETIONARY - 15.0%

          Automobiles - 2.4%
          Harley-Davidson, Inc.                         110 $   5,302
          Honda Motor Co., Ltd.                         200     8,024
                                                            ---------
                                                               13,326
                                                            ---------

          Hotels, Restaurants & Leisure - 2.5%
          Carnival Corp.                                295     9,703
          Darden Restaurants, Inc.                      200     3,800
                                                            ---------
                                                               13,503
                                                            ---------

          Household Durables - 1.5%
          Furniture Brands International, Inc. (a)      150     3,615
          Koninklijke (Royal) Philips Electronics NV    200     4,535
                                                            ---------
                                                                8,150
                                                            ---------

          Media - 5.4%
          British Sky Broadcasting Group PLC (a)      1,430    14,607
          News Corp., Ltd.                              400     3,271
          Omnicom Group, Inc.                           100     7,185
          WPP Group PLC                                 500     4,218
                                                            ---------
                                                               29,281
                                                            ---------

          Specialty Retail - 3.2%
          Home Depot, Inc.                              430    13,696
          Kingfisher PLC                                937     4,065
                                                            ---------
                                                               17,761
                                                            ---------
          --------------------------------------------------------------
          CONSUMER STAPLES - 6.6%

          Beverages - 2.4%
          PepsiCo, Inc.                                 280    12,832
                                                            ---------

          Food Products - 2.9%
          Nestle SA, Registered Shares                   70    16,150
                                                            ---------

          Food & Staples Retailing - 1.3%
          Wal-Mart Stores, Inc.                         130     7,260
                                                            ---------
          --------------------------------------------------------------
          ENERGY - 3.6%

          Oil & Gas - 3.6%
          Exxon Mobil Corp.                             540    19,764
                                                            ---------
          --------------------------------------------------------------
          FINANCIALS - 20.3%

          Banks - 5.4%
          Allied Irish Banks PLC                        440     6,460
          Banco Santander Central Hispano SA            550     4,665
          Charter One Financial, Inc.                   150     4,590
          UBS AG                                        250    14,036
                                                            ---------
                                                               29,751
                                                            ---------

                                                 Shares     Value
               --------------------------------------------------
               Capital Markets - 3.6%
               Merrill Lynch & Co., Inc.           370  $  19,806
                                                        ---------

               Diversified Financials - 8.3%
               Citigroup, Inc.                     650     29,582
               Nomura Holdings, Inc.             1,000     16,156
                                                        ---------
                                                           45,738
                                                        ---------

               Insurance - 3.0%
               Alleanza Assicurazioni S.p.A.       600      5,782
               Swiss Re, Registered Shares          50      3,178
               Torchmark Corp.                     180      7,315
                                                        ---------
                                                           16,275
                                                        ---------
               --------------------------------------------------
               HEALTH CARE - 13.7%

               Health Care Equipment & Supplies - 1.3%
               Medtronic, Inc.                     150      7,038
                                                        ---------

               Pharmaceuticals - 12.4%
               Eli Lilly & Co.                     200     11,880
               Johnson & Johnson                   335     16,589
               Novartis AG, Registered Shares      250      9,679
               Novo-Nordisk A/S, Class B           150      5,531
               Pfizer, Inc.                        800     24,304
                                                        ---------
                                                           67,983
                                                        ---------
               --------------------------------------------------
               INDUSTRIALS - 14.2%

               Aerospace & Defense - 4.4%
               Bombardier, Inc., Class B         2,000      8,397
               Honeywell International, Inc.       450     11,858
               Ryanair Holdings PLC, ADR (a)       100      4,050
                                                        ---------
                                                           24,305
                                                        ---------

               Commercial Services & Supplies - 2.6%
               Allied Waste Industries, Inc. (a)   157      1,696
               Manpower, Inc.                      200      7,420
               Securitas AB                        440      5,338
                                                        ---------
                                                           14,454
                                                        ---------

               Industrial Conglomerates - 4.1%
               General Electric Co.                750     22,358
                                                        ---------

               Machinery - 1.5%
               Sandvik AB                          200      5,472
               Tomra Systems ASA                   500      2,566
                                                        ---------
                                                            8,038
                                                        ---------

               Trading Companies & Distributors - 1.6%
               Mitsubishi Corp.                  1,000      8,589
                                                        ---------
               --------------------------------------------------

See notes to investment portfolio.

September 30, 2003

            Common Stocks (continued)               Shares        Value
            --------------------------------------------------------------
            INFORMATION TECHNOLOGY - 17.1%

            Communications Equipment - 2.3%
            Cisco Systems, Inc. (a)                    210    $   4,103
            Nokia Oyj                                  300        4,621
            QUALCOMM, Inc.                             100        4,164
                                                              ---------
                                                                 12,888
                                                              ---------

            Electronic Equipment & Instruments - 1.4%
            Hoya Corp.                                 100        7,764
                                                              ---------

            Information Technology Consulting
             & Services - 0.7%
            Accenture Ltd., Class A (a)                170        3,798
                                                              ---------

            Internet Software & Services - 0.4%
            T-Online International AG (a)              200        2,002
                                                              ---------

            Semiconductor Equipment & Products - 6.4%
            Applied Materials, Inc. (a)                600       10,884
            ASML Holding NV (a)                        156        2,045
            Samsung Electronics Co., Ltd., GDR (b)      20        3,380
            Samsung Electronics Co., Ltd., GDR,
             Registered Shares                          60       10,140
            Taiwan Semiconductor Manufacturing Co.,
             Ltd., ADR (a)                             799        8,653
                                                              ---------
                                                                 35,102
                                                              ---------

            Software - 5.9%
            Dassault Systemes SA                       100        3,507
            Microsoft Corp.                            650       18,064
            Veritas Software Corp. (a)                 350       10,990
                                                              ---------
                                                                 32,561
                                                              ---------
            --------------------------------------------------------------
            MATERIALS - 4.8%

            Chemicals - 2.0%
            Potash Corp. of Saskatchewan, Inc.         110        7,792
            Praxair, Inc.                               50        3,098
                                                              ---------
                                                                 10,890
                                                              ---------

            Metals & Mining - 2.8%
            BHP Billiton Ltd.                        1,600       11,494
            JFE Holdings, Inc.                         100        2,190
            Johnson Matthey PLC                        100        1,519
                                                              ---------
                                                                 15,203
                                                              ---------
            --------------------------------------------------------------
            TELECOMMUNICATION SERVICES - 5.6%

            Diversified Telecommunication Services - 1.7%
            Alltel Corp.                               200        9,268
            Telefonica SA                               21          248
                                                              ---------
                                                                  9,516
                                                              ---------

                                                    Shares     Value
           ---------------------------------------------------------
           Wireless Telecommunication Services - 3.9%
           AT&T Wireless Services, Inc. (a)           489  $  4,000
           NTT DoCoMo, Inc.                             3     7,351
           Vodafone Group PLC                       5,000     9,973
                                                           --------
                                                             21,324
                                                           --------

           Total Common Stocks - 100.9%
           (cost of $547,415)(c)                            553,410
                                                           --------

           Other Assets & Liabilities, Net - (0.9%)          (4,814)
           ---------------------------------------------------------

           Net Assets - 100.0%                             $548,596
                                                           --------

Notes to Investment Portfolio:

(a) Non-income producing.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the value of this security amounted to $3,380, which represents 0.6% of net assets.
(c) Cost for federal income tax purposes is $577,703.

                 Summary of Securities by          % of Total
                 Country                   Value   Investments
                 ---------------------------------------------
                      United States       $306,257     55.3%
                      Japan                 50,074      9.0
                      Switzerland           43,044      7.8
                      United Kingdom        34,383      6.2
                      Canada                16,189      2.9
                      Australia             14,764      2.7
                      South Korea           13,520      2.4
                      Sweden                10,810      2.0
                      Ireland               10,510      1.9
                      Panama                 9,703      1.8
                      Taiwan                 8,653      1.6
                      Netherlands            6,580      1.2
                      Italy                  5,782      1.0
                      Denmark                5,531      1.0
                      Spain                  4,914      0.9
                      Finland                4,621      0.8
                      France                 3,507      0.6
                      Norway                 2,566      0.5
                      Germany                2,002      0.4
                                          --------    -----
                                          $553,410    100.0%
                                          --------    -----

Acronym            Name
-------            ----
  ADR   American Depositary Receipt
  GDR   Global Depositary Receipt

See notes to financial statements.

 Investment Portfolio -- Columbia European Thematic Equity Fund

September 30, 2003

Common Stocks--97.0%                                         Shares     Value
-----------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 15.8%

Automobiles - 1.9%
Bayerische Motoren Werke (BMW) AG                               135 $   5,105
                                                                    ---------

Hotels, Restaurants & Leisure - 3.6%
Carnival PLC                                                    101     3,224
Compass Group PLC                                             1,090     6,287
                                                                    ---------
                                                                        9,511
                                                                    ---------

Household Durables - 2.2%
Koninklijke (Royal) Philips Electronics NV                      260     5,895
                                                                    ---------

Media - 6.1%
British Sky Broadcasting Group PLC (a)                          650     6,639
Societe Television Francaise                                    140     4,148
WPP Group PLC                                                   620     5,230
                                                                    ---------
                                                                       16,017
                                                                    ---------

Specialty Retail - 2.0%
Kingfisher PLC                                                1,190     5,163
                                                                    ---------
-----------------------------------------------------------------------------
CONSUMER STAPLES - 7.3%

Beverages - 1.7%
Diageo PLC                                                      420     4,534
                                                                    ---------

Food Products - 5.6%
Nestle SA, Registered Shares                                     56    12,920
Koninklijke Numico NV                                            84     1,705
                                                                    ---------
                                                                       14,625
                                                                    ---------
-----------------------------------------------------------------------------
ENERGY - 10.8%

Energy Equipment & Services - 1.3%
Saipem S.p.A.                                                   450     3,392
                                                                    ---------

Oil & Gas - 9.5%
BP PLC                                                          700     4,806
Royal Dutch Petroleum Co.                                        90     3,955
Shell Transport & Trading Co. PLC                             1,180     7,287
Total B                                                          60     9,061
                                                                    ---------
                                                                       25,109
                                                                    ---------
-----------------------------------------------------------------------------
FINANCIALS - 22.7%

Banks - 13.9%
Allied Irish Banks PLC                                          240     3,524
Banco Santander Central Hispano SA                              745     6,320
Bankinter SA                                                     35     1,253
ForeningsSparbanken AB                                          250     3,694
Lloyds TSB Group PLC                                            920     6,327
UBS AG                                                          180    10,106
UniCredito Italiano S.p.A.                                    1,140     5,393
                                                                    ---------
                                                                       36,617
                                                                    ---------

                                                             Shares     Value
-----------------------------------------------------------------------------
Diversified Financials - 4.4%
Fortis                                                          340 $   5,788
Sanpaolo IMA S.p.A.                                             580     5,785
                                                                    ---------
                                                                       11,573
                                                                    ---------

Insurance - 4.4%
Alleanza Assicurazioni, S.p.A.                                  460     4,433
AMB Generali Holding AG                                          30     1,783
Swiss Re, Registered Shares                                      83     5,276
                                                                    ---------
                                                                       11,492
                                                                    ---------
-----------------------------------------------------------------------------
HEALTH CARE - 9.5%

Health Care Equipment & Supplies - 1.7%
Essilor International SA                                        101     4,371
                                                                    ---------

Pharmaceuticals - 7.8%
Aventis SA                                                      140     7,267
Novartis AG, Registered Shares                                  250     9,680
Novo Nordisk A/S, Class B                                        60     2,212
Shire Pharmaceuticals Group PLC (a)                             200     1,449
                                                                    ---------
                                                                       20,608
                                                                    ---------
-----------------------------------------------------------------------------
INDUSTRIALS - 9.2%

Aerospace & Defense - 1.1%
Ryanair Holdings PLC ADR (a)                                     75     3,038
                                                                    ---------

Air Freight & Logistics - 2.3%
Exel PLC                                                        250     2,753
TPG NV                                                          175     3,309
                                                                    ---------
                                                                        6,062
                                                                    ---------
Commercial Services & Supplies - 3.5%
Adecco SA                                                       125     6,180
Securitas AB                                                    240     2,912
                                                                    ---------
                                                                        9,092
                                                                    ---------

Machinery - 2.3%
Sandvik AB                                                      145     3,967
Tomra Systems ASA                                               400     2,052
                                                                    ---------
                                                                        6,019
                                                                    ---------
-----------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 8.0%

Communications Equipment - 2.9%
Nokia Oyj                                                       500     7,702
                                                                    ---------

Information Technology Consulting & Services - 0.7%
Cap Gemini SA (a)                                                44     1,825
                                                                    ---------

Internet Software & Services - 0.9%
T-Online International AG (a)                                   240     2,402
                                                                    ---------

See notes to investment portfolio.

September 30, 2003

Common Stocks (continued)                                    Shares     Value
-----------------------------------------------------------------------------
Semiconductor Equipment & Products - 1.1%
ASML Holding NV (a)                                             209 $   2,740
                                                                    ---------

Software - 2.4%
Dassault Systemes SA                                            110     3,858
SAP AG                                                           20     2,444
                                                                    ---------
                                                                        6,302
                                                                    ---------
-----------------------------------------------------------------------------
MATERIALS - 2.6%

Chemicals - 1.7%
DSM NV                                                           95     4,512
                                                                    ---------

Metals & Mining--0.9%
Johnson Matthey PLC                                             150     2,279
                                                                    ---------
-----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 9.5%

Diversified Telecommunication Services - 5.5%
Telecom Italia S.p.A.                                         3,465     8,539
Telefonica SA                                                   505     5,967
                                                                    ---------
                                                                       14,506
                                                                    ---------

Wireless Telecommunication Services - 4.0%
Vodafone Group PLC                                            5,290    10,552
                                                                    ---------
-----------------------------------------------------------------------------
UTILITIES - 1.6%

Electric Utilities - 1.6%
National Grid Group PLC                                         655     4,197
                                                                    ---------

Total Common Stocks (cost of $237,441)                                255,240
                                                                    ---------

Preferred Stock - 1.6%
-----------------------------------------------------------------------------

HEALTH CARE - 1.6%

Health Care Providers & Services - 1.6%
Fresenius AG (cost of $1,546)                                    65     4,147
                                                                    ---------

Total Investments - 98.6% (cost of $238,987)(b)                       259,387
                                                                    ---------

Other Assets & Liabilities, Net - 1.4%                                  3,743
-----------------------------------------------------------------------------

Net Assets - 100.0%                                                 $ 263,130
                                                                    ---------

Notes to Investment Portfolio:

(a) Non-income producing.
(b) Cost for federal income tax purposes is $254,985.

                                                                    % of Total
Summary of Securities by Country                            Value   Investments
-------------------------------------------------------------------------------
United Kingdom                                             $ 70,728     27.3%
Switzerland                                                  44,162     17.0
France                                                       30,530     11.8
Italy                                                        27,542     10.6
Netherlands                                                  22,116      8.5
Germany                                                      15,880      6.1
Spain                                                        13,540      5.2
Sweden                                                       10,573      4.1
Finland                                                       7,702      3.0
Ireland                                                       6,561      2.5
Belgium                                                       5,788      2.2
Denmark                                                       2,212      0.9
Norway                                                        2,053      0.8
                                                           --------    -----
                                                           $259,387    100.0%
                                                           --------    -----

Acronym            Name
-------            ----
  ADR   American Depositary Receipt

See notes to financial statements.

 Statements of Assets and Liabilities

See notes to financial statements.

September 30, 2003

                                                               Columbia         Columbia
                                                            Global Thematic European Thematic
                                                              Equity Fund      Equity Fund
---------------------------------------------------------------------------------------------
Assets:
Investments, at cost                                          $  547,415        $ 238,987
                                                              ----------        ---------
Investments, at value                                         $  553,410        $ 259,387
Cash                                                               1,785            6,505
Foreign currency (cost of $16,484 and $2,997, respectively)       16,533            3,137
Receivable for:
   Investments sold                                                8,202               --
   Dividends                                                       1,499            1,925
Expense reimbursement due from Advisor                            16,077           34,580
Deferred Trustees' compensation plan                                 960              957
                                                              ----------        ---------
    Total Assets                                                 598,466          306,491
                                                              ----------        ---------
Liabilities:
Payable for:
   Investments purchased                                           9,527               --
   Management fee                                                    420            1,479
   Administration fee                                                 73              262
   Transfer agent fee                                                482              392
   Pricing and bookkeeping fees                                    1,083            1,117
   Trustees' fees                                                    142              142
   Audit fee                                                      28,100           28,100
   Custody fee                                                     2,605            5,669
Deferred Trustees' fees                                              960              957
Other liabilities                                                  6,478            5,243
                                                              ----------        ---------
    Total Liabilities                                             49,870           43,361
                                                              ----------        ---------
Net Assets                                                    $  548,596        $ 263,130
                                                              ----------        ---------
Composition of Net Assets:
Paid-in capital                                               $1,224,635        $ 958,904
Accumulated net investment income                                  5,707            5,488
Accumulated net realized loss                                   (687,924)        (722,015)
Net unrealized appreciation on:
   Investments                                                     5,995           20,400
   Foreign currency translations                                     183              353
                                                              ----------        ---------
Net Assets                                                    $  548,596        $ 263,130
                                                              ----------        ---------
Class Z:
Net assets                                                    $  548,596        $ 263,130
Shares outstanding                                                78,572           37,965
                                                              ----------        ---------
Net asset value and offering price per share (a)              $     6.98        $    6.93
                                                              ----------        ---------

(a) Redemption price per share is equal to net asset value less any applicable redemption fee.

 Statements of Operations

For the Period Ended September 30, 2003 (a)

                                                             Columbia         Columbia
                                                          Global Thematic European Thematic
                                                            Equity Fund      Equity Fund
-------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                    $  11,894        $  10,337
Interest                                                             8               54
                                                             ---------        ---------
   Total Investment Income (net of foreign taxes
    withheld of $826 and $1,427, respectively)                  11,902           10,391
                                                             ---------        ---------

Expenses:
Management fee                                                   6,360            4,178
Administration fee                                               1,122              737
Pricing and bookkeeping fees                                    11,290           11,077
Transfer agent fee                                               1,647              980
Trustees' fees                                                   5,122            5,131
Custody fee                                                     13,877           33,739
Audit fee                                                       32,469           32,469
Registration fee                                                 7,750            7,900
Reports to shareholders                                          5,101            3,665
Other expenses                                                   3,784            4,220
                                                             ---------        ---------
   Total Expenses                                               88,522          104,096
Fees and expenses waived or reimbursed by Advisor              (76,534)         (96,210)
Custody earnings credit                                            (45)             (33)
                                                             ---------        ---------
   Net Expenses                                                 11,943            7,853
                                                             ---------        ---------
Net Investment Income (Loss)                                       (41)           2,538
                                                             ---------        ---------

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency:
Net realized gain (loss) on:
   Investments                                                (371,908)        (138,302)
   Foreign currency transactions                                 6,288            3,488
                                                             ---------        ---------
    Net realized loss                                         (365,620)        (134,814)
                                                             ---------        ---------
Net change in unrealized appreciation/depreciation on:
   Investments                                                 370,476          110,817
   Foreign currency translations                                    13               38
                                                             ---------        ---------
    Net change in unrealized appreciation/depreciation         370,489          110,855
                                                             ---------        ---------
Net Gain (Loss)                                                  4,869          (23,959)
                                                             ---------        ---------
Net Increase (Decrease) in Net Assets from Operations        $   4,828        $ (21,421)
                                                             ---------        ---------

(a) The Funds have changed their fiscal year end from October 31 to September
    30.

See notes to financial statements.

 Statements of Operations

See notes to financial statements.

For the Year Ended October 31, 2002

                                                             Columbia         Columbia
                                                          Global Thematic European Thematic
                                                            Equity Fund      Equity Fund
-------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                    $  20,574        $  19,018
Interest                                                           138              195
                                                             ---------        ---------
   Total Investment Income (net of foreign taxes
   withheld of $1,450 and $2,358, respectively)                 20,712           19,213
                                                             ---------        ---------

Expenses:
Management fee                                                  13,091            9,769
Administration fee                                               2,310            1,724
Pricing and bookkeeping fees                                    11,912           11,907
Transfer agent fee                                               2,516            1,354
Trustees' fees                                                   5,397            5,394
Custody fee                                                      6,265           10,740
Audit fee                                                       13,575           13,575
Registration fee                                                27,813           27,775
Reports to shareholders                                         16,207            2,325
Other expenses                                                   3,613            3,729
                                                             ---------        ---------
   Total Expenses                                              102,699           88,292
Fees and expenses waived or reimbursed by Advisor              (77,947)         (69,815)
Custody earnings credit                                           (152)            (121)
                                                             ---------        ---------
   Net Expenses                                                 24,600           18,356
                                                             ---------        ---------
Net Investment Income (Loss)                                    (3,888)             857
                                                             ---------        ---------

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency:
Net realized gain (loss) on:
   Investments                                                (236,108)        (450,808)
   Foreign currency transactions                                   265           (1,167)
                                                             ---------        ---------
    Net realized loss                                         (235,843)        (451,975)
                                                             ---------        ---------
Net change in unrealized appreciation/depreciation on:
   Investments                                                 (51,742)         198,750
   Foreign currency translations                                   265              135
                                                             ---------        ---------
    Net change in unrealized appreciation/depreciation         (51,477)         198,885
                                                             ---------        ---------
Net Loss                                                      (287,320)        (253,090)
                                                             ---------        ---------
Net Decrease in Net Assets from Operations                   $(291,208)       $(252,233)
                                                             ---------        ---------

 Statements of Changes in Net Assets

                                                       Columbia                                 Columbia
                                                   Global Thematic                         European Thematic
                                                     Equity Fund                              Equity Fund
                                        ---------------------------------------  --------------------------------------
                                        Period Ended  Year Ended  Period Ended   Period Ended  Year Ended  Period Ended
                                        September 30, October 31, October 31,    September 30, October 31, October 31,
Increase (Decrease) in Net Assets:      2003 (a) (b)   2002 (c)     2001 (d)     2003 (a) (b)   2002 (c)     2001 (d)
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)             $      (41)  $   (3,888)  $   (4,920)     $   2,538   $      857  $     7,885
Net realized loss on investments and
  foreign currency transactions            (365,620)    (235,843)     (75,203)      (134,814)    (451,975)    (123,535)
Net change in unrealized appreciation/
  depreciation on investments and
  foreign currency translations             370,489      (51,477)    (312,834)       110,855      198,885     (288,987)
                                         ----------   ----------   ----------      ---------   ----------  -----------
Net Increase (Decrease) from
  Operations                                  4,828     (291,208)    (392,957)       (21,421)    (252,233)    (404,637)
                                         ----------   ----------   ----------      ---------   ----------  -----------
Distributions Declared to
Shareholders:
Class Z:
From net investment income                       --         (839)          --             --      (20,508)          --
                                         ----------   ----------   ----------      ---------   ----------  -----------
Share Transactions:
Class Z:
Subscriptions                                12,603      499,082    1,988,113        179,094      990,208    2,863,207
Distributions reinvested                         --          839           --             --       20,508           --
Redemptions                                (717,389)    (553,111)      (1,368)      (828,486)    (979,194)  (1,283,649)
                                         ----------   ----------   ----------      ---------   ----------  -----------
Net Increase (Decrease) from
  Share Transactions                       (704,786)     (53,190)   1,986,745       (649,392)      31,522    1,579,558
                                         ----------   ----------   ----------      ---------   ----------  -----------
Redemption fees                                   3           --           --            241           --           --
                                         ----------   ----------   ----------      ---------   ----------  -----------

Total Increase (Decrease) in Net Assets    (699,955)    (345,237)   1,593,788       (670,572)    (241,219)   1,174,921
Net Assets:
Beginning of period                       1,248,551    1,593,788           --        933,702    1,174,921           --
                                         ----------   ----------   ----------      ---------   ----------  -----------
End of period                            $  548,596   $1,248,551   $1,593,788      $ 263,130   $  933,702  $ 1,174,921
                                         ----------   ----------   ----------      ---------   ----------  -----------
Accumulated (undistributed) net
  investment income (loss)               $    5,707   $     (540)  $     (176)     $   5,488   $     (538) $       849
                                         ----------   ----------   ----------      ---------   ----------  -----------

Changes in Shares:
Class Z:
Subscriptions                                 1,965       67,200      205,106         29,213      155,828      318,744
Issued for distributions reinvested              --          104           --             --        2,658           --
Redemptions                                (119,485)     (76,155)        (163)      (149,415)    (157,802)    (161,261)
                                         ----------   ----------   ----------      ---------   ----------  -----------
    Net Increase (Decrease)                (117,520)      (8,851)     204,943       (120,202)         684      157,483
                                         ----------   ----------   ----------      ---------   ----------  -----------

(a) The Funds have changed their fiscal year end from October 31 to September
    30.
(b) Approximately $670,000 and $655,000 of redemptions in Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund, respectively, were by an affiliate of the Funds' investment advisor and were due to certain regulatory requirements.
(c) On July 29, 2002, the outstanding shares of the Funds were redesignated Class Z shares.
(d) The Funds commenced investment operations on January 2, 2001.

See notes to financial statements.

 Notes to Financial Statements

September 30, 2003

Note 1. Accounting Policies

Organization:

Columbia Global Thematic Equity Fund (the "Global Thematic Equity Fund") and Columbia European Thematic Equity Fund (the "European Thematic Equity Fund") (collectively, the "Funds") are a separate series of Columbia Funds Trust XI, an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Funds may issue an unlimited number of shares. Each Fund's investment goal is to seek long-term growth of capital. On July 29, 2002, the outstanding shares of the Funds were redesignated Class Z shares. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Effective October 13, 2003, the Liberty Global Thematic Equity Fund and the Liberty European Thematic Equity Fund were renamed Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund, respectively. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

Effective February 11, 2003, the Board of Trustees approved a change in each Fund's fiscal year end from October 31 to September 30.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation and Transactions:

Equity securities generally are valued at the last sale price reported at the close of the principal securities exchanges on which the investments are traded or, in the case of unlisted or listed securities for which there were no sales during the day, at the closing bid price on such exchange. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market on which such securities are normally traded.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal Income Taxes:

Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of their taxable income, no federal income tax has been accrued.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-date.

September 30, 2003


Foreign Currency Translations and Transactions:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the foreign exchange rates.

Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward Currency Contracts:

The Funds may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions and translations. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts. At September 30, 2003, the Funds had no outstanding forward currency contracts.

Redemption Fees:

Effective February 10, 2003, the Funds began imposing a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. This amount, which is retained by the Funds', is accounted for as an addition to paid-in capital. For the period February 10, 2003 to September 30, 2003, the redemption fees for Global Thematic Equity Fund and European Thematic Equity Fund amounted to $3 and $241, respectively. These amounts are included in the Statements of Changes in Net Assets.

Other:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Note 2. Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

September 30, 2003


For the period ended September 30, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                               Accumulated   Accumulated
                              Net Investment Net Realized Paid-In
                                  Income         Loss     Capital
                              -------------- ------------ -------
              Global Thematic
                Equity Fund       $6,288       $(6,288)     $--
              European
                Thematic
                Equity Fund        3,488        (3,488)      --

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended September 30, 2003 was as follows:

                                               Ordinary Income
                                               ---------------
                 Global Thematic Equity Fund         $--
                 European Thematic Equity Fund        --

The tax character of distributions paid during the year ended October 31, 2002 was as follows:

                                               Ordinary Income
                                               ---------------
                 Global Thematic Equity Fund       $   839
                 European Thematic Equity Fund      20,508

The tax character of distributions paid during the year ended October 31, 2001 was as follows:

                                               Ordinary Income
                                               ---------------
                 Global Thematic Equity Fund         $--
                 European Thematic Equity Fund        --

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                        Undistributed Undistributed   Unrealized
                          Ordinary      Long-Term    Appreciation
                           Income     Capital Gains (Depreciation)*
                        ------------- ------------- ---------------
             Global
               Thematic
               Equity
               Fund        $6,653          $--         $(24,110)
             European
               Thematic
               Equity
               Fund         6,282           --            4,755

*The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carry forwards, determined as of September 30, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                          Global  European
                                         Thematic Thematic
                                          Equity   Equity
                      Year of Expiration   Fund     Fund
                      ------------------ -------- --------
                             2009        $ 79,387 $ 92,707
                             2010         235,325  205,264
                             2011         342,924  408,046
                                         -------- --------
                                         $657,636 $706,017
                                         -------- --------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Note 3. Fees and Compensation Paid to Affiliates

On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), the investment advisor to the Funds, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Stein Roe with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

Management Fee:

Columbia is the investment advisor of the Funds and receives a monthly fee equal to 0.85% annually of each Fund's average daily net assets.

Nordea Investment Management North America, Inc. ("Nordea"), has been retained by Columbia as sub-advisor to manage the day-to-day investment operations of the Funds. Columbia, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.60% annually of the average daily net assets of each Fund.

September 30, 2003


At a meeting held on October 8, 2003, the Board of Trustees approved a new management fee structure to go into effect on November 1, 2003. Under the new structure, Columbia will receive a monthly fee based on each Fund's average daily net assets as follows:

                    Average Daily Net Assets Annual Fee Rate
                    ------------------------ ---------------
                       First $1 billion           0.85%
                       Next $500 million          0.80%
                       Over $1.5 billion          0.75%

Administration Fee:

Columbia also provides accounting and other services for a monthly fee equal to 0.15% annually of each Fund's average daily net assets.

At a meeting held on October 8, 2003, the Board of Trustees approved a new administration fee structure to go into effect on November 1, 2003. Under the new structure, Columbia will receive a monthly fee equal to 0.05% annually of each Fund's average daily net assets.

Pricing and Bookkeeping Fees:

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with each Fund, Columbia receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that a Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. Each Fund also pays out-of-pocket costs for pricing services.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of each Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

At a meeting held on October 8, 2003, the Board of Trustees approved the change of transfer agent fees structure of the Funds. Effective November 1, 2003, each Fund will be charged an annual $28.00 charge per open account for the transfer agent fees.

Expense Limits:

Columbia has voluntarily agreed, until further notice, to waive fees and bear certain fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.60% annually of each Fund's average daily net assets.

Other:

Each Fund pays no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Independent Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of each Fund's assets.

The Funds have an agreement with their custodian bank under which custody fees were reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amounts of custody credits for the period ended September 30, 2003 and the year ended October 31, 2002 were as follows:

                                          Period Ended  Year Ended
                                          September 30, October 31,
                                              2003         2002
                                          ------------- -----------
            Global Thematic Equity Fund        $45         $152
            European Thematic Equity Fund       33          121

Note 4. Portfolio Information

Investment Activity:

For the period ended September 30, 2003, purchases and sales of investments, other than short-term obligations, were as follows:

                                             Purchases   Sales
                                             --------- ----------
               Global Thematic Equity Fund   $335,324  $1,031,708
               European Thematic Equity Fund  357,397     986,427

September 30, 2003


Unrealized appreciation (depreciation) at September 30, 2003, based on cost of investments for federal income tax purposes was:

                                                        Net
                            Gross        Gross       Unrealized
                          Unrealized   Unrealized   Appreciation
                         Appreciation Depreciation (Depreciation)
                         ------------ ------------ --------------
              Global
                Thematic
                Equity
                Fund       $13,634      $(37,927)     $(24,293)
              European
                Thematic
                Equity
                Fund         9,487        (5,085)        4,402

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or other foreign governmental laws or restrictions.

Note 5. Related Party Shareholder

As of September 30, 2003, approximately 59% and 83% of the outstanding shares in Global Thematic Equity Fund and European Thematic Equity Fund, respectively, were held by an affiliate of Columbia. Due to these ownership levels, the affiliate may be deemed to have control of each Fund.

 Financial Highlights -- Columbia Global Thematic Equity Fund

Selected data for a share outstanding throughout each period is as follows:


                                                           Period Ended     Year Ended    Period Ended
                                                           September 30,    October 31,   October 31,
Class Z Shares                                               2003 (a)        2002 (b)       2001 (c)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   6.37        $    7.78     $   10.13
                                                             --------        ---------     ---------
Income from Investment Operations:
Net investment loss (d)                                            --(e)         (0.02)        (0.03)
Net realized and unrealized gain (loss) on investments and
  foreign currency                                               0.61            (1.39)        (2.32)
                                                             --------        ---------     ---------
    Total from Investment Operations                             0.61            (1.41)        (2.35)
                                                             --------        ---------     ---------
Less Distributions Declared to Shareholders:
From net investment income                                         --               --(e)         --
                                                             --------        ---------     ---------
Redemption Fees:
Redemption fees added to paid-in capital                           --(d)(e)        N/A           N/A
                                                             --------        ---------     ---------
Net Asset Value, End of Period                               $   6.98        $    6.37     $    7.78
                                                             --------        ---------     ---------
Total return (f)(g)                                             9.58%(h)      (18.08)%      (23.20)%(h)
                                                             --------        ---------     ---------
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)                                                    1.60%(j)         1.60%         1.60%(j)
Net investment loss (i)                                       (0.01)%(j)       (0.25)%       (0.40)%(j)
Waiver/reimbursement                                           10.25%(j)         5.07%         5.54%(j)
Portfolio turnover rate                                          41% (h)           41%           15%(h)
Net assets, end of period (000's)                            $    549        $   1,249     $   1,594

(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) On July 29, 2002, the Stein Roe Global Thematic Equity Fund was redesignated Liberty Global Thematic Equity Fund, Class Z shares.
(c) The Fund commenced investment operations on January 2, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Rounds to less than $0.01 per share.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the period ended September 30, 2003 which had an impact of 0.01%.
(j) Annualized.

 Financial Highlights -- Columbia European Thematic Equity Fund

Selected data for a share outstanding throughout each period is as follows:

                                                           Period Ended     Year Ended  Period Ended
                                                           September 30,    October 31, October 31,
Class Z Shares                                               2003 (a)        2002 (b)     2001 (c)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  5.90        $    7.46   $   10.18
                                                              -------        ---------   ---------
Income from Investment Operations:
Net investment income (d)                                        0.03             0.01        0.05
Net realized and unrealized gain (loss) on investments and
  foreign currency                                               1.00            (1.44)      (2.77)
                                                              -------        ---------   ---------
    Total from Investment Operations                             1.03            (1.43)      (2.72)
                                                              -------        ---------   ---------
Less Distributions Declared to Shareholders:
From net investment income                                         --            (0.13)         --
                                                              -------        ---------   ---------
Redemption Fees:
Redemption fees added to paid-in capital                           --(d)(e)        N/A         N/A
                                                              -------        ---------   ---------
Net Asset Value, End of Period                                $  6.93        $    5.90   $    7.46
                                                              -------        ---------   ---------
Total return (f)(g)                                            17.46%(h)      (19.58)%    (26.72)%(h)
                                                              -------        ---------   ---------
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)                                                    1.60%(j)         1.60%       1.60%(j)
Net investment income (i)                                       0.52%(j)         0.07%       0.71%(j)
Waiver/reimbursement                                           19.60%(j)         6.08%       5.57%(j)
Portfolio turnover rate                                           67%(h)           71%         33%(h)
Net assets, end of period (000's)                             $   263        $     934   $   1,175

(a) The Fund has changed its fiscal year end from October 31 to September 30.
(b) On July 29, 2002, the Stein Roe European Thematic Equity Fund was redesignated Liberty European Thematic Equity Fund, Class Z shares.
(c) The Fund commenced investment operations on January 2, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Rounds to less than $0.01 per share.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the period ended September 30, 2003 which had an impact of 0.01%.
(j) Annualized.

 Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees of Columbia Funds Trust XI

We have audited the accompanying statements of assets and liabilities, including the Investment Portfolio, of the Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund (formerly, Liberty Global Thematic Equity Fund and Liberty European Thematic Equity Fund, respectively) (collectively, the "Funds") (two of the series constituting Columbia Funds Trust XI (formerly, Liberty-Stein Roe Funds Investment Trust)) as of September 30, 2003, and the related statements of operations for the period from November 1, 2002 to September 30, 2003 and for the year ended October 31, 2002, the statements of changes in net assets for the period from November 1, 2002 to September 30, 2003 and for each of the two years in the period ended October 31, 2002, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund, each a series of Columbia Funds Trust XI, at September 30, 2003, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP
Boston, Massachusetts
November 14, 2003

 Trustees

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Funds. Messrs. Simpson and Woolworth had been directors/trustees of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Funds were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees of the Funds now oversees 124 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of those trustees also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the Fund's distributor at 800-345-6611.

                                                                                 Number of
                                       Year First                              Portfolios in
                              Position Elected or                              Columbia Funds                Other
                                with    Appointed   Principal Occupation(s)   Complex Overseen           Directorships
Name, Address and Age          Funds   to Office/1/  During Past Five Years      by Trustee                  Held
---------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Douglas A. Hacker (Age 48)    Trustee     1996      Executive Vice President           124                    None
P.O. Box 66100                                      - Strategy of United
Chicago, IL 60666                                   Airlines (airline) since
                                                    December, 2002 (formerly
                                                    President of UAL Loyalty
                                                    Services (airline) from
                                                    September, 2001 to
                                                    December, 2002;
                                                    Executive Vice President
                                                    and Chief Financial
                                                    Officer of United
                                                    Airlines from March,
                                                    1993 to September, 2001;
                                                    Senior Vice President
                                                    and Chief Financial
                                                    Officer of UAL, Inc.
                                                    prior thereto).

Janet Langford Kelly (Age 45) Trustee     1996      Chief Administrative               124                    None
3100 West Beaver Road                               Officer and Senior Vice
Troy, MI 48084-3163                                 President, Kmart Holding
                                                    Corporation since
                                                    September, 2003
                                                    (formerly Executive Vice
                                                    President - Corporate
                                                    Development and
                                                    Administration, General
                                                    Counsel and Secretary,
                                                    Kellogg Company (food
                                                    manufacturer), from
                                                    September, 1999 to
                                                    August, 2003; Senior
                                                    Vice President,
                                                    Secretary and General
                                                    Counsel, Sara Lee
                                                    Corporation (branded,
                                                    packaged,
                                                    consumer-products
                                                    manufacturer) from
                                                    January, 1995 to
                                                    September, 1999).

Richard W. Lowry (Age 67)     Trustee     1995      Private Investor since          126/3/                    None
10701 Charleston Drive                              August, 1987 (formerly
Vero Beach, FL 32963                                Chairman and Chief
                                                    Executive Officer, U.S.
                                                    Plywood Corporation
                                                    (building products
                                                    manufacturer)).

Charles R. Nelson (Age 61)    Trustee     1981      Professor of Economics,            124                    None
Department of Economics                             University of
University of Washington                            Washington, since
Seattle, WA 98195                                   January, 1976; Ford and
                                                    Louisa Van Voorhis
                                                    Professor of Political
                                                    Economy, University of
                                                    Washington, since
                                                    September, 1993;
                                                    Director, Institute for
                                                    Economic Research,
                                                    University of
                                                    Washington, since
                                                    September, 2001; Adjunct
                                                    Professor of Statistics,
                                                    University of
                                                    Washington, since
                                                    September, 1980;
                                                    Associate Editor,
                                                    Journal of Money Credit
                                                    and Banking, since
                                                    September, 1993;
                                                    consultant on
                                                    econometric and
                                                    statistical matters.

John J. Neuhauser (Age 60)    Trustee     1985      Academic Vice President       127/3,4/     Saucony, Inc. (athletic footwear);
84 College Road                                     and Dean of Faculties                               SkillSoft Corp.
Chestnut Hill, MA 02467-3838                        since August, 1999,                                   (E-Learning)
                                                    Boston College (formerly
                                                    Dean, Boston College
                                                    School of Management
                                                    from September, 1977 to
                                                    September, 1999).

Patrick J. Simpson (Age 58)   Trustee     2000      Partner, Perkins Coie              124                    None
1211 S.W. 5th Avenue                                L.L.P. (formerly
Suite 1500                                          Partner, Stoel Rives
Portland, OR 97204                                  Boley Jones & Grey).

Thomas E. Stitzel (Age 67)    Trustee     1998      Business Consultant                124                    None
2208 Tawny Woods Place                              since 1999 (formerly
Boise, ID 83706                                     Professor of Finance
                                                    from 1975 to 1999 and
                                                    Dean from 1977 to 1991,
                                                    College of Business,
                                                    Boise State University);
                                                    Chartered Financial
                                                    Analyst.

                                                                                  Number of
                                        Year First                              Portfolios in
                              Position  Elected or                              Columbia Funds               Other
                                with     Appointed   Principal Occupation(s)   Complex Overseen          Directorships
Name, Address and Age          Funds    to Office/1/  During Past Five Years      by Trustee                 Held
-------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees (continued)
Thomas C. Theobald (Age 66)    Trustee     1996      Managing Director,                124      Anixter International (network
27 West Monroe Street,                               William Blair Capital                      support equipment distributor),
Suite 3500                                           Partners (private equity                   Jones Lang LaSalle (real estate
Chicago, IL 60606                                    investing) since                              management services) and
                                                     September, 1994                             MONY Group (life insurance).
                                                     (formerly Chief
                                                     Executive Officer and
                                                     Chairman of the Board of
                                                     Directors, Continental
                                                     Bank Corporation prior
                                                     thereto).

Anne-Lee Verville (Age 58)     Trustee     1998      Author and speaker on          125/4/         Chairman of the Board of
359 Stickney Hill Road                               educational systems                         Directors, Enesco Group, Inc.
Hopkinton, NH 03229                                  needs (formerly General                        (designer, importer and
                                                     Manager, Global                              distributor of giftware and
                                                     Education Industry from                            collectibles).
                                                     1994 to 1997, and
                                                     President, Applications
                                                     Solutions Division from
                                                     1991 to 1994, IBM
                                                     Corporation (global
                                                     education and global
                                                     applications)).

Richard L. Woolworth (Age 62)  Trustee     1991      Chairman and Chief                124         NW Natural, a natural gas
100 S.W. Market Street                               Executive Officer, The                            service provider
#1500                                                Regence Group
Portland, OR 97207                                   (healthcare maintenance
                                                     organization) (formerly
                                                     Chairman and Chief
                                                     Executive Officer,
                                                     BlueCross BlueShield of
                                                     Oregon; Certified Public
                                                     Accountant, Arthur Young
                                                     & Company).

Interested Trustees
William E. Mayer/2/ (Age 63)   Trustee     1994      Managing Partner, Park         126/3/      Lee Enterprises (print media),
399 Park Avenue                                      Avenue Equity Partners                      WR Hambrecht + Co. (financial
Suite 3204                                           (private equity) since                       service provider) and First
New York, NY 10022                                   February, 1999 (formerly                        Health (healthcare).
                                                     Founding Partner,
                                                     Development Capital LLC
                                                     from November 1996 to
                                                     February, 1999; Dean and
                                                     Professor, College of
                                                     Business and Management,
                                                     University of Maryland
                                                     from October, 1992 to
                                                     November, 1996).

Joseph R. Palombo/2/ (Age 50) Trustee,     2000      Executive Vice President       125/5/                   None
One Financial Center          Chairman               and Chief Operating
Boston, MA 02111               of the                Officer of Columbia
                                Board                Management Group, Inc.
                                 and                 (Columbia Management)
                              President              since December, 2001 and
                                                     Director, Executive Vice
                                                     President and Chief
                                                     Operating Officer of the
                                                     Advisor since April,
                                                     2003 (formerly Chief
                                                     Operations Officer of
                                                     Mutual Funds, Liberty
                                                     Financial Companies,
                                                     Inc. from August, 2000
                                                     to November, 2001;
                                                     Executive Vice President
                                                     of Stein Roe & Farnham
                                                     Incorporated (Stein Roe)
                                                     from April, 1999 to
                                                     April, 2003; Director of
                                                     Colonial Management
                                                     Associates, Inc.
                                                     (Colonial) from April,
                                                     1999 to April, 2003;
                                                     Director of Stein Roe
                                                     from September, 2000 to
                                                     April, 2003) President
                                                     of Columbia Funds and
                                                     Galaxy Funds since
                                                     February, 2003 (formerly
                                                     Vice President from
                                                     September 2002 to
                                                     February 2003); Manager
                                                     of Stein Roe Floating
                                                     Rate Limited Liability
                                                     Company since October,
                                                     2000; (formerly Vice
                                                     President of the
                                                     Columbia Funds from
                                                     April, 1999 to August,
                                                     2000; Chief Operating
                                                     Officer and Chief
                                                     Compliance Officer,
                                                     Putnam Mutual Funds from
                                                     December, 1993 to March,
                                                     1999).

/1/ In December 2000, the boards of each of the former Liberty Funds and former
    Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex).
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company
    Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
/3/ Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5/ Mr. Palombo also serves as an interested director of Columbia Management
    Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

 Officers and Transfer Agent

                                               Year First
                                               Elected or
                               Position with   Appointed    Principal Occupation(s) During
Name, Address and Age          Columbia Funds  to Office           Past Five Years
---------------------------------------------------------------------------------------------
Officers
Vicki L. Benjamin (Age 42)    Chief Accounting    2001    Controller of the Columbia Funds
One Financial Center            Officer and               and of the Liberty All-Star Funds
Boston, MA 02111                 Controller               since May, 2002; Chief Accounting
                                                          Officer of the Columbia Funds and
                                                          Liberty All-Star Funds since June,
                                                          2001; Controller and Chief
                                                          Accounting Officer of the Galaxy
                                                          Funds since September, 2002
                                                          (formerly Vice President,
                                                          Corporate Audit, State Street Bank
                                                          and Trust Company from May, 1998
                                                          to April, 2001; Audit Manager from
                                                          July, 1994 to June, 1997; Senior
                                                          Audit Manager from July, 1997 to
                                                          May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 39)    Treasurer        2000    Treasurer of the Columbia Funds
One Financial Center                                      and of the Liberty All-Star Funds
Boston, MA 02111                                          since December, 2000; Vice
                                                          President of the Advisor since
                                                          April, 2003 (formerly Controller
                                                          of the Liberty Funds and of the
                                                          Liberty All-Star Funds from
                                                          February, 1998 to October, 2000);
                                                          Treasurer of the Galaxy Funds
                                                          since September, 2002; Treasurer,
                                                          Columbia Management Multi-Strategy
                                                          Hedge Fund, LLC since December,
                                                          2002 (formerly Vice President of
                                                          Colonial from February, 1998 to
                                                          October, 2000 and Senior Tax
                                                          Manager, Coopers & Lybrand, LLP
                                                          from April, 1996 to January, 1998).

Important Information About This Report
The Transfer Agent for Columbia Thematic Equity Funds is:

Columbia Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please note our new name as of October 13, 2003.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Thematic Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

Annual Report:
Columbia Thematic Equity Funds

Columbia Thematic Equity Funds Annual Report, September 30, 2003

[LOGO] ColumbiaFunds
A Member of Columbia Management Group

(C)2003 Columbia Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621



                                               LTF-02/585P-0903 (11/03) 03/3273

                                   PRSRT STD
                                 U.S. Postage
                                     PAID
                          Holliston, MA Permit NO. 20

Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions. Mr. Stitzel was appointed to the Audit Committee effective October 8, 2003.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Reserved.

Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Columbia Funds Trust XI
             -------------------------------------------------

By (Signature and Title)  /s/ Joseph R. Palombo
                          -------------------------
                           Joseph R. Palombo, President


Date  November 25, 2003
     ----------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph R. Palombo
                         --------------------------
                          Joseph R. Palombo, President

Date  November 25, 2003
     ----------------------------------------------

By (Signature and Title)  /s/ J. Kevin Connaughton
                         --------------------------
                          J. Kevin Connaughton, Treasurer

Date  November 25, 2003
     ----------------------------------------------